UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020 - October 31, 2021

Item 1. Reports to Stockholders.

(a)	Report to Stockholders

Annual Report

October 31, 2021

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India Growth Fund

ALPS | Smith Funds

ALPS | Red Rocks Global Opportunity Fund

Clough China Fund

RiverFront Global Allocation Series

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	7
Performance Update	9
Consolidated Statement of Investments	11
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	18
Consolidated Statements of Changes in Net Assets	19
Consolidated Financial Highlights	20
ALPS | Kotak India Growth Fund
Management Commentary	24
Performance Update	27
Statement of Investments	29
Statement of Assets and Liabilities	32
Statement of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	35
ALPS | Smith Funds
Management Commentary	40
Performance Update	45
Statements of Investments	53
Statements of Assets and Liabilities	103
Statements of Operations	105
Statement of Changes in Net Assets	106
Financial Highlights	110
ALPS | Red Rocks Global Opportunity Fund
Management Commentary	126
Performance Update	128
Statement of Investments	131
Statement of Assets and Liabilities	133
Statement of Operations	134
Statements of Changes in Net Assets	135
Financial Highlights	136
Clough China Fund
Management Commentary	141
Performance Update	143
Statement of Investments	145
Statement of Assets and Liabilities	148
Statement of Operations	149
Statements of Changes in Net Assets	150
Financial Highlights	151
RiverFront Global Allocation Series
Management Commentary	155
Performance Update	157
Statements of Investments	163
Statements of Assets and Liabilities	166
Statements of Operations	168
Statements of Changes in Net Assets	169
Financial Highlights	172
Notes to Financial Statements	186
Report of Independent Registered Public Accounting Firm	217
Additional Information	219
Trustees and Officers	232
Privacy Policy	236

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds' website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

Board Examples. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2021 and held until October 31, 2021.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2021 – October 31, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | October 31, 2021

Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expense Ratio(a)	Expenses Paid During Period May 1, 2021 - October 31, 2021(b)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Investor Class
Actual	$ 1,000.00	$ 1,137.70	1.35%	$ 7.27
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87
Class A
Actual	$ 1,000.00	$ 1,140.10	1.29%	$ 6.96
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.70	1.29%	$ 6.56
Class C
Actual	$ 1,000.00	$ 1,136.00	2.00%	$ 10.77
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.12	2.00%	$ 10.16
Class I
Actual	$ 1,000.00	$ 1,139.80	1.09%	$ 5.88
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.71	1.09%	$ 5.55
ALPS | Kotak India Growth Fund
Investor Class
Actual	$ 1,000.00	$ 1,183.50	-1.22%	$ -6.71
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,031.36	-1.22%	$ -6.25
Class A
Actual	$ 1,000.00	$ 1,185.20	-1.02%	$ -5.62
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,030.35	-1.02%	$ -5.22
Class C
Actual	$ 1,000.00	$ 1,179.90	-1.88%	$ -10.33
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,034.68	-1.88%	$ -9.64
Class I
Actual	$ 1,000.00	$ 1,185.70	-1.67%	$ -9.20
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,033.62	-1.67%	$ -8.56
Class II
Actual	$ 1,000.00	$ 1,187.40	-0.48%	$ -2.65
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,027.63	-0.48%	$ -2.45

2 | October 31, 2021

Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expense Ratio(a)	Expenses Paid During Period May 1, 2021 - October 31, 2021(b)
ALPS | Smith Short Duration Bond Fund
Investor Class
Actual	$ 1,000.00	$ 999.70	0.75%	$ 3.78
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.42	0.75%	$ 3.82
Class A
Actual	$ 1,000.00	$ 999.70	0.75%	$ 3.78
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.42	0.75%	$ 3.82
Class C
Actual	$ 1,000.00	$ 995.40	1.49%	$ 7.49
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.69	1.49%	$ 7.58
Class I
Actual	$ 1,000.00	$ 1,001.00	0.49%	$ 2.47
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.74	0.49%	$ 2.50
ALPS | Smith Total Return Bond Fund
Investor Class
Actual	$ 1,000.00	$ 1,010.20	0.94%	$ 4.76
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.47	0.94%	$ 4.79
Class A
Actual	$ 1,000.00	$ 1,010.30	0.93%	$ 4.71
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.52	0.93%	$ 4.74
Class C
Actual	$ 1,000.00	$ 1,006.60	1.65%	$ 8.35
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.89	1.65%	$ 8.39
Class I
Actual	$ 1,000.00	$ 1,010.70	0.65%	$ 3.29
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.93	0.65%	$ 3.31

3 | October 31, 2021

Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expense Ratio(a)	Expenses Paid During Period September 16, 2020 - October 31, 2021(b)
ALPS | Smith Credit Opportunities Fund
Investor Class
Actual	$ 1,000.00	$ 1,018.20	1.18%	$ 6.00
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.26	1.18%	$ 6.01
Class A
Actual	$ 1,000.00	$ 1,018.40	1.15%	$ 5.85
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	1.15%	$ 5.85
Class C
Actual	$ 1,000.00	$ 1,014.70	1.90%	$ 9.65
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.63	1.90%	$ 9.65
Class I
Actual	$ 1,000.00	$ 1,018.70	0.90%	$ 4.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.67	0.90%	$ 4.58
ALPS | Smith Balanced Opportunity Fund
Investor Class
Actual	$ 1,000.00	$ 1,038.20	1.11%	$ 5.70
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.61	1.11%	$ 5.65
Class A
Actual	$ 1,000.00	$ 1,038.30	1.10%	$ 5.65
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.66	1.10%	$ 5.60
Class C
Actual	$ 1,000.00	$ 1,034.50	1.85%	$ 9.49
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.88	1.85%	$ 9.40
Class I
Actual	$ 1,000.00	$ 1,039.50	0.85%	$ 4.37
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33

4 | October 31, 2021

Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expense Ratio(a)	Expenses Paid During Period May 1, 2021 - October 31, 2021(b)
ALPS | Red Rocks Global Opportunity Fund
Investor Class
Actual	$ 1,000.00	$ 1,116.50	1.43%	$ 7.63
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.00	1.43%	$ 7.27
Class A
Actual	$ 1,000.00	$ 1,117.10	1.41%	$ 7.52
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.10	1.41%	$ 7.17
Class C
Actual	$ 1,000.00	$ 1,112.70	2.16%	$ 11.50
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.32	2.16%	$ 10.97
Class I
Actual	$ 1,000.00	$ 1,117.40	1.16%	$ 6.19
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.36	1.16%	$ 5.90
Class R
Actual	$ 1,000.00	$ 1,114.40	1.62%	$ 8.63
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.04	1.62%	$ 8.24
Clough China Fund
Investor Class
Actual	$ 1,000.00	$ 864.00	1.60%	$ 7.52
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.14	1.60%	$ 8.13
Class A
Actual	$ 1,000.00	$ 864.30	1.60%	$ 7.52
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.14	1.60%	$ 8.13
Class C
Actual	$ 1,000.00	$ 860.80	2.35%	$ 11.02
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.36	2.35%	$ 11.93
Class I
Actual	$ 1,000.00	$ 865.20	1.35%	$ 6.35
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87

5 | October 31, 2021

Disclosure of Fund Expenses

October 31, 2021 (Unaudited)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expense Ratio(a)	Expenses Paid During Period May 1, 2021 - October 31, 2021(b)
RiverFront Asset Allocation Moderate
Investor Class
Actual	$ 1,000.00	$ 1,046.70	0.50%	$ 2.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55
Class A
Actual	$ 1,000.00	$ 1,046.70	0.50%	$ 2.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55
Class C
Actual	$ 1,000.00	$ 1,042.40	1.25%	$ 6.43
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
Class I
Actual	$ 1,000.00	$ 1,047.90	0.25%	$ 1.29
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.95	0.25%	$ 1.28
RiverFront Asset Allocation Aggressive
Investor Class
Actual	$ 1,000.00	$ 1,059.40	0.50%	$ 2.60
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55
Class A
Actual	$ 1,000.00	$ 1,059.20	0.50%	$ 2.60
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55
Class C
Actual	$ 1,000.00	$ 1,055.30	1.25%	$ 6.48
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
Class I
Actual	$ 1,000.00	$ 1,060.90	0.25%	$ 1.30
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.95	0.25%	$ 1.28
Investor Class II
Actual	$ 1,000.00	$ 1,059.20	0.50%	$ 2.60
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55
Class L
Actual	$ 1,000.00	$ 1,061.00	0.25%	$ 1.30
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.95	0.25%	$ 1.28
RiverFront Asset Allocation Growth & Income
Investor Class
Actual	$ 1,000.00	$ 1,047.70	0.50%	$ 2.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55
Class A
Actual	$ 1,000.00	$ 1,047.80	0.50%	$ 2.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55
Class C
Actual	$ 1,000.00	$ 1,043.50	1.25%	$ 6.44
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
Class I
Actual	$ 1,000.00	$ 1,049.20	0.25%	$ 1.29
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.95	0.25%	$ 1.28

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.

6 | October 31, 2021

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2021 (Unaudited)

The twelve month period ending on October 31, 2021 produced positive returns for commodities as measured by the diversified Bloomberg Commodity Index Total Return (“BCOM”), up +43.94%. The ALPS CoreCommodity Complete Commodities Strategy Fund (“I” Shares – “JCRIX” or the “Fund”) delivered a net positive return of +57.74% (JCRAX was up +57.25%, JCCSX was up +48.75% at MOP and JCRCX was up +55.37% with CDSC).

The Fund outperformed its benchmark, BCOM, by 13.80% during the period. The Fund employs a strategy that combines an actively managed portfolio of commodity futures (collateralized by nominal and inflation-adjusted Treasuries), commodity equities, and physical commodity ETFs. On average, for the past twelve months, the Fund allocated approximately 68% of its assets toward commodity futures-related investments and approximately 32% of its assets toward commodity equities. The Fund was more than 99% invested at the end of the period.

The past one year period ending in October 2021 marked a tremendous rise in commodity prices across the board. The rapid introduction of multiple COVID-19 vaccines beginning in December 2020 became a launching point for economic re-engagement on a global scale. In addition to improvements from a vaccination standpoint, trillions of dollars in stimulus proved successful in promoting greater consumption and mobility. Despite a second wave of the Delta variant, most major economies re-opened to some semblance of normalcy. The asset class benefitted from a “v-shaped” recovery in demand and a seemingly benign recovery in supply. The imbalance has led to massive inventory drawdowns, worsening supply chain bottlenecks, and price spikes throughout the commodity spectrum.

During the timeframe under review, the Fund's largest sector underweight relative to the BCOM was in agriculture at -2.8%. The Fund’s agriculture sector outperformed that of the BCOM by +10%, +47.8% to +37.8%. A higher concentration of certain “luxury” commodities such as coffee (+95.4%), cotton (+66.6%), and sugar (+34.2%) added to the outperformance. Coffee in particular was bolstered by severe weather in top-producer Brazil, in addition to rising freight costs. An underweight to soybean oil (+82.3%) resulted in a slight drag on performance considering the recent supply issues faced by the vegetable oil market and heightened focus on biodiesel. Accounting for the underweight and positive performance among the agriculture producers (+52.5%), the sector contributed +1.8% to total alpha on a gross basis.

As the sector leader, energy prices advanced by a sizeable +83.5% as measured by the BCOM energy sub-index. In fact, the top five performing commodities over the prior year were in the energy sector – gasoil (+135.6%), gasoline (+134.6%), WTI crude oil (+133.5%), heating oil (+130.9%), and Brent crude oil (+125.3%). Fuels of all types benefited from disciplined supply and a rapid return to pre-COVID demand levels. The market was heavily supported by scheduled OPEC+ production cuts and a beleaguered US shale industry. Despite past tendencies to ramp up drilling at all costs, shale producers remained focused on returning capital to shareholders and shoring up debt-laden balance sheets. The commodity futures in the Fund were further supported by strong performance by the energy equity holdings (+106.1%). Given the Fund’s mix of futures and equities, and a modest overweight to the sector, the Fund’s energy holdings added +6.1% to outperformance on a gross basis for the period.

Industrial metals represented the largest sector overweight within the Fund, boasting a position of 18.9% compared to 15.9% in the BCOM. The tactical overweight proved favorable as industrial metal prices rose nearly +40% over the year as measured by the BCOM industrial metals sub-index. The industry was supported by strong housing numbers, large year-over-year increases to GDP, the transition to low-carbon technologies, and historically low inventory levels. Similar to the oil markets, base metals faced a dramatic decrease in long-cycle capital expenditures following the Global Financial Crisis of 2021. As a consequence, the world is now reeling for materials that are deteriorating in ore quality and are massively underfunded. Fortunately, the industrial metals miners held within the Fund (+77.2% during the reported period) were able to capitalize on the underlying futures performance and helped provide nearly +6.9% in gross alpha to the annual tally.

Precious metals was the only sector to post negative performance over the twelve month period ending October 31, 2021, a return of -4.6% as measured by the BCOM precious metals sub-index total return. As the global economy roared back to life, the desire to hold safe-haven assets diminished. Additionally, while the US dollar continued its downward trend into year-end 2020, it managed to reverse course and rise thereafter through October month-end, up nearly +5% calendar year-to-date. Despite the poor beta move, the Fund’s inclusion of platinum (+20.3%) and tactical overweight to silver (+1.3%) added to outperformance. Accounting for the underweight the sector contributed nearly +0.9% in positive gross alpha on a gross basis. Both platinum and silver remain key ingredients to the world’s decarbonization efforts which we believe will only intensify following the recent United Nations gathering in Glasgow for COP26.

The Fund’s top equity holdings at the end of October 2021 included Tyson Foods Inc (TSN US) +43.23% YTD, CF Industries Holdings Inc (CF US) +111.72% YTD, Sanderson Farms Inc (SAFM US) +49.62% YTD, EOG Resources Inc (EOG US) +179.45% YTD, Inpex Corp (1605 JP) +102.29% YTD, Nutrien Ltd (NTR CN) +65.01% YTD, Evoqua Water Technologies Corp (AQUA US) +82.42% YTD, Boliden AB (BOL SS) +29.94% YTD, Lundin Energy AB (LUNE SS) +109.58% YTD, Fortuna Silver Mines Inc (FSM US) -26.59% YTD.

US Treasury Inflation Protected Securities (“TIPS”) and nominal US Treasuries are held by the Fund to invest excess cash and are used as collateral for commodity futures-related investments held in the Fund’s Cayman Island subsidiary. Over the previous calendar year, rates rose significantly due to inflationary pressure and the expectation for tapering by leading central banks. The yield on US 10-year notes rose from roughly 0.87% to 1.60% in twelve months’

7 | October 31, 2021

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2021 (Unaudited)

time. At the end of the period, the average maturity of the Fund’s collateral was approximately 0.3 years.

The previous fiscal year witnessed substantial appreciation in commodity prices; yet, despite the rally, we maintain a strong conviction that we are just now entering early innings of a larger structural bull market. In our view, many of the fundamental drivers that have pushed prices higher were in development well before the global pandemic, and many will likely take years more to find equilibrium. Most of the underlying markets accounted for within the Fund are now in deficit due to years of underinvestment in long-cycle projects. The supply-chain norm from years past of “just-in-time” inventories is now under tremendous strain and is prompting many to consider re-stocking campaigns. On the political front, the past decade was dedicated to achieving financial stability – the next decade will likely be dedicated to achieving social stability. With social reform come redistribution efforts, supply chain redundancies, de-globalization, and climate change initiatives – all of which would require massive spending and offset the low-cost efficiency gains of the 2000s. Together, we anticipate the levers pushing and pulling commodity markets into a new period of scarcity are due to persist until prices rise high enough to balance the market once again. With inflation for most leading economies now well above target and traditional asset valuations near all-time highs, we believe the commodity asset class is well-positioned for much greater participation among the investment community.

Bob Hyman

Portfolio Manager

CoreCommodity Management, LLC

Past performance if not indicative of future results. “Bloomberg®” and “Bloomberg Commodity IndexSM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Commodity Sectors and individual commodities are represented by the respective Bloomberg Commodity Sub-Index. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. CoreCommodity Management assumes no obligation to provide this information in the future or to advise of changes in this information. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., CoreCommodity Management, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Bob Hyman is a registered representative of ALPS Distributors, Inc.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

8 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2021 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2021)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	57.25%	9.54%	6.89%	-1.11%	1.37%	1.45%	1.45%
Class A (NAV)	57.33%	9.62%	6.93%	-1.09%	1.39%	1.45%	1.45%
Class A (LOAD)	48.75%	7.57%	5.74%	-1.65%	0.89%
Class C (NAV)	56.37%	8.87%	6.21%	-1.74%	0.75%	2.05%	2.05%
Class C (LOAD)	55.37%	8.87%	6.21%	-1.74%	0.75%
Class I	57.74%	9.85%	7.14%	-0.84%	1.65%	1.15%	1.15%
Refinitiv/CoreCommodity CRB Commodity Total Return Index[1]	64.31%	8.63%	6.17%	-2.34%	-0.12%
Bloomberg Commodity TR Index[1]	43.94%	8.56%	5.17%	-3.04%	-1.07%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

9 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2021 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) and the Refinitiv/Core Commodity CRB Index are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2022. Please see the prospectus dated February 28, 2021 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Investments in securities of Master Limited Partnerships (MLPs) involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets)†

Government Bonds	60.12%
Common Stocks	29.81%
Master Limited Partnerships	0.04%
Cash, Cash Equivalents, & Other Net Assets	10.03%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets) ^

^	Notional Value of Derivative Exposure included

10 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
COMMON STOCKS (29.81%)
Argentina (0.02%)
YPF SA, Sponsored ADR(a)	73,592	$309,086

Australia (1.75%)
Beach Energy, Ltd.	1,202,200	1,261,571
BHP Group, Ltd.	57,246	1,575,250
BlueScope Steel, Ltd.	10,426	161,721
Costa Group Holdings, Ltd.	104,343	229,196
Fortescue Metals Group, Ltd.	303,039	3,175,487
GrainCorp, Ltd., Class A	85,256	402,759
IGO, Ltd.	132,309	959,460
Iluka Resources, Ltd.	195,693	1,383,770
Incitec Pivot, Ltd.	575,835	1,295,179
Mineral Resources, Ltd.	12,584	365,304
Newcrest Mining, Ltd.	63,097	1,181,393
Northern Star Resources, Ltd.	295,840	2,056,314
Nufarm, Ltd.(a)	147,504	482,674
Oil Search, Ltd.	73,894	238,466
Orocobre, Ltd.(a)	239,467	1,603,232
Perseus Mining, Ltd.(a)	532,660	633,093
Sandfire Resources NL	78,872	329,882
Santos, Ltd.	400,731	2,104,113
South32, Ltd.	823,504	2,211,539
St Barbara, Ltd.	162,515	179,098
Woodside Petroleum, Ltd.	18,740	327,899
		22,157,400

Austria (0.09%)
OMV AG	6,908	418,449
voestalpine AG	18,655	708,202
		1,126,651

Brazil (0.71%)
BRF SA, ADR(a)	193,584	799,502
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	126,298	793,151
Cia Siderurgica Nacional SA, Sponsored ADR	267,613	1,091,861
Gerdau SA, Sponsored ADR	334,480	1,582,090
Petroleo Brasileiro SA, Sponsored ADR	270,198	2,653,345
Vale SA, Sponsored ADR	163,817	2,085,391
		9,005,340

Canada (5.67%)
Agnico Eagle Mines, Ltd.	19,374	1,027,791
Alamos Gold, Inc., Class A	218,074	1,622,471
ARC Resources, Ltd.	398,100	3,818,234
B2Gold Corp.	655,682	2,714,523
Ballard Power Systems, Inc.(a)	118,198	2,141,748
Barrick Gold Corp.	49,181	903,455
Cameco Corp.	63,522	1,543,585
Canadian Solar, Inc.(a)	71,489	2,970,368
Canfor Corp.(a)	28,900	598,736
Centerra Gold, Inc.	133,600	1,001,784
Crescent Point Energy Corp.	795,000	3,995,556
	Shares	Value (Note 2)
Canada (continued)
Dundee Precious Metals, Inc.	137,800	$906,345
Eldorado Gold Corp.(a)	135,739	1,216,221
Endeavour Silver Corp.(a)	231,350	1,168,318
Enerplus Corp.	44,048	417,135
First Majestic Silver Corp.	125,311	1,587,690
First Quantum Minerals, Ltd.	56,000	1,325,792
Fortuna Silver Mines, Inc.(a)	950,860	4,621,180
Hudbay Minerals, Inc.	180,500	1,258,658
IAMGOLD Corp.(a)	346,775	960,567
Interfor Corp.	59,000	1,351,050
Ivanhoe Mines, Ltd., Class A(a)	125,500	984,652
Kinross Gold Corp.	420,610	2,527,866
Kirkland Lake Gold, Ltd.	3,800	160,186
Lundin Mining Corp.	184,000	1,601,228
Maple Leaf Foods, Inc.	22,700	494,866
MEG Energy Corp.(a)	135,900	1,217,785
Northland Power, Inc.	40,900	1,314,973
Nutrien, Ltd.	77,400	5,409,744
Pan American Silver Corp.	151,713	3,885,370
Parex Resources, Inc.	85,000	1,650,412
PrairieSky Royalty, Ltd.	31,600	388,872
Pretium Resources, Inc.(a)	49,531	598,334
Silvercorp Metals, Inc.	168,876	712,657
SSR Mining, Inc.	144,286	2,276,712
Suncor Energy, Inc.	145,800	3,834,672
Torex Gold Resources, Inc.(a)	109,600	1,274,357
Tourmaline Oil Corp.	93,300	3,372,098
Turquoise Hill Resources, Ltd.(a)	10,049	127,321
Vermilion Energy, Inc.(a)	150,000	1,626,535
Village Farms International, Inc.(a)	148,148	1,121,480
		71,731,327

Chile (0.29%)
Antofagasta PLC	53,247	1,038,779
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	47,357	2,599,426
		3,638,205

China (0.23%)
China Petroleum & Chemical Corp., ADR	5,780	281,370
Daqo New Energy Corp., ADR(a)	7,613	592,215
JinkoSolar Holding Co., Ltd., ADR(a)	27,133	1,623,097
PetroChina Co., Ltd., ADR	8,809	425,122
		2,921,804

Colombia (0.07%)
Ecopetrol SA, Sponsored ADR	56,879	861,717

Denmark (0.11%)
FLSmidth & Co. A/S	14,347	545,342
Orsted AS(b)(c)	6,179	871,878
		1,417,220

See Notes to Financial Statements.

11 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
Faroe Islands (0.05%)
Bakkafrost P/F	6,869	$634,382

Finland (0.18%)
Metso Outotec Oyj	121,017	1,214,297
Outokumpu Oyj(a)	166,365	1,038,519
		2,252,816

France (0.12%)
Constellium SE(a)	34,942	643,282
TotalEnergies SE, ADR	16,315	817,545
		1,460,827

Germany (0.18%)
K+S AG(a)	70,154	1,207,958
Nordex SE(a)	10,156	186,672
Salzgitter AG(a)	10,429	383,620
SMA Solar Technology AG	3,703	195,456
thyssenkrupp AG(a)	17,747	184,476
VERBIO Vereinigte BioEnergie AG	2,122	168,278
		2,326,460

Great Britain (1.45%)
Anglo American PLC	24,783	943,735
Atlantica Sustainable Infrastructure PLC	49,229	1,937,161
BP PLC, Sponsored ADR	124,106	3,573,012
CNH Industrial N.V.	81,081	1,387,296
Evraz PLC	91,946	782,176
Pennon Group PLC	41,248	658,207
Pentair PLC	27,500	2,034,175
Rio Tinto PLC, Sponsored ADR	48,371	3,060,433
Severn Trent PLC	36,254	1,358,471
Subsea 7 SA	50,511	452,978
TechnipFMC PLC	74,155	546,522
United Utilities Group PLC	99,030	1,407,454
Weir Group PLC	6,090	144,603
		18,286,223

Israel (0.19%)
SolarEdge Technologies, Inc.(a)	6,820	2,418,918

Italy (0.07%)
Eni SpA, Sponsored ADR	18,989	546,694
ERG SpA	10,237	369,457
		916,151

Japan (1.63%)
AGC, Inc.	69,700	3,467,417
Daido Steel Co., Ltd.	6,200	237,447
Ezaki Glico Co., Ltd.	4,600	166,686
GS Yuasa Corp.	21,600	468,861
Hitachi Metals, Ltd.(a)	34,000	643,457
Inpex Corp.	661,133	5,522,251
JFE Holdings, Inc.	35,900	549,013
Kobe Steel, Ltd.	77,200	453,819
Kubota Corp.	24,700	524,990
	Shares	Value (Note 2)
Japan (continued)
Kurita Water Industries, Ltd.	25,716	$1,263,519
Morinaga Milk Industry Co., Ltd.	6,500	380,961
NGK Insulators, Ltd.	34,800	577,685
Nippon Light Metal Holdings Co., Ltd.	23,800	394,039
Nippon Steel Corp.	102,590	1,799,319
RENOVA, Inc.(a)	24,800	1,087,958
Sumitomo Forestry Co., Ltd.	28,759	547,550
Sumitomo Metal Mining Co., Ltd.	51,300	1,990,787
Tokyo Steel Manufacturing Co., Ltd.	50,500	560,939
		20,636,698

Luxembourg (0.27%)
APERAM SA	14,100	840,735
ArcelorMittal	24,464	835,935
ArcelorMittal SA	5,056	171,397
Tenaris SA, ADR	27,417	610,851
Ternium SA, Sponsored ADR	19,564	906,400
		3,365,318

Malaysia (0.07%)
Lynas Rare Earths, Ltd.(a)	150,983	832,516

Mexico (0.15%)
Grupo Mexico SAB de CV, Series B	445,700	1,953,131

Netherlands (0.23%)
AMG Advanced Metallurgical Group NV	9,059	267,461
Core Laboratories N.V.	48,394	1,258,727
OCI N.V.(a)	15,679	444,062
Royal Dutch Shell PLC, Class A, Sponsored ADR	8,932	410,158
Royal Dutch Shell PLC, Class B	2,551	58,826
SBM Offshore N.V.	27,872	440,127
		2,879,361

Norway (1.34%)
Aker BP ASA	75,504	2,894,891
Aker Solutions ASA(a)	61,939	175,452
DNO ASA(a)	516,958	752,682
Equinor ASA	130,031	3,290,063
Leroy Seafood Group ASA	70,514	641,044
Mowi ASA	80,496	2,330,676
NEL ASA(a)	476,921	1,006,582
Salmar ASA	12,666	964,055
Scatec ASA(b)(c)	52,789	1,037,921
TGS ASA	50,202	461,854
Yara International ASA	64,676	3,374,706
		16,929,926

Peru (0.12%)
Cia de Minas Buenaventura SAA, ADR	24,873	195,999
Southern Copper Corp.	22,386	1,342,936
		1,538,935

See Notes to Financial Statements.

12 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
South Africa (0.61%)
African Rainbow Minerals, Ltd.	36,752	$489,698
Anglo Platinum, Ltd.	4,780	482,976
AngloGold Ashanti, Ltd., Sponsored ADR	68,785	1,271,147
Gold Fields, Ltd., Sponsored ADR	294,242	2,730,565
Impala Platinum Holdings, Ltd.	54,000	699,932
Kumba Iron Ore, Ltd.	15,133	459,885
Sasol, Ltd.(a)	77,701	1,305,325
Sibanye Stillwater, Ltd., ADR	23,619	335,390
		7,774,918

Spain (0.34%)
Acerinox SA	44,206	615,016
Fluidra SA	22,858	873,310
Iberdrola SA	122,968	1,452,075
Repsol SA	21,441	274,032
Siemens Gamesa Renewable Energy SA(a)	24,558	665,157
Solaria Energia y Medio Ambiente SA	18,123	361,811
		4,241,401

Sweden (1.33%)
AAK AB	17,147	374,766
Boliden AB	147,867	5,215,291
Epiroc AB, Class A	59,249	1,474,326
Holmen AB, B Shares	8,330	369,360
Lundin Energy AB	124,444	4,915,161
SSAB AB, A Shares(a)	190,388	1,084,068
Svenska Cellulosa AB SCA, Class B	218,017	3,399,217
		16,832,189

Switzerland (0.06%)
Bucher Industries AG	799	402,816
Ferrexpo PLC	75,872	323,964
		726,780

United States (12.48%)
Allegheny Technologies, Inc.(a)	34,615	557,302
American Water Works Co., Inc.	10,923	1,902,568
APA Corp.	46,650	1,222,697
Archer-Daniels-Midland Co.	24,736	1,589,041
Archrock, Inc.	40,183	329,099
Arconic, Inc.(a)	11,241	330,710
Array Technologies, Inc.(a)	28,924	617,527
Baker Hughes Co.	54,605	1,369,493
Beyond Meat, Inc.(a)	36,822	3,644,642
Bunge, Ltd.	35,629	3,300,671
Callon Petroleum Co.(a)	35,045	1,812,878
Cal-Maine Foods, Inc.	14,471	521,824
Centennial Resource Development, Inc., Class A(a)	253,214	1,823,141
Century Aluminum Co.(a)	19,099	252,298
CF Industries Holdings, Inc.	128,383	7,292,153
ChampionX Corp.(a)	42,298	1,109,477
Chemours Co.	33,674	943,545
Chevron Corp.	16,947	1,940,262
	Shares	Value (Note 2)
United States (continued)
Cleveland-Cliffs, Inc.(a)	35,956	$866,899
CNX Resources Corp.(a)	64,935	948,700
Commercial Metals Co.	23,930	770,067
Compass Minerals International, Inc.	7,430	487,408
Comstock Resources, Inc.(a)	179,790	1,774,527
ConocoPhillips	55,244	4,115,126
Continental Resources, Inc.	17,307	844,755
Corteva, Inc.	62,955	2,716,508
Coterra Energy, Inc.	61,433	1,309,752
Deere & Co.	4,669	1,598,245
Devon Energy Corp.	43,208	1,731,777
Diamondback Energy, Inc.	36,615	3,924,762
Enphase Energy, Inc.(a)	10,981	2,543,529
EOG Resources, Inc.	63,868	5,905,234
Essential Utilities, Inc.	25,937	1,220,855
Evoqua Water Technologies Corp.(a)	126,349	5,285,179
Exxon Mobil Corp.	22,980	1,481,521
First Solar, Inc.(a)	10,918	1,305,684
FMC Corp.	3,036	276,306
Freeport-McMoRan, Inc.	29,192	1,101,122
FuelCell Energy, Inc.(a)	194,280	1,552,297
Green Plains, Inc.(a)	33,207	1,260,206
Halliburton Co.	82,737	2,067,598
Hecla Mining Co.	211,701	1,223,632
Helix Energy Solutions Group, Inc.(a)	302,387	1,143,023
Helmerich & Payne, Inc.	52,323	1,624,106
Hess Corp.	15,736	1,299,322
HollyFrontier Corp.	22,080	746,304
Ingredion, Inc.	24,933	2,374,370
Kinder Morgan, Inc.	5,763	96,530
Kosmos Energy, Ltd.(a)	351,823	1,266,563
Laredo Petroleum, Inc.(a)	3,530	266,162
Liberty Oilfield Services, Inc., Class A(a)	27,088	349,977
Livent Corp.(a)	39,051	1,102,019
Magnolia Oil & Gas Corp., Class A	91,528	1,911,105
Marathon Oil Corp.	157,414	2,568,996
Marathon Petroleum Corp.	24,420	1,610,011
Matador Resources Co.	9,992	418,165
Mosaic Co.	80,002	3,325,683
Murphy Oil Corp.	65,937	1,835,027
National Oilwell Varco, Inc.(a)	84,671	1,187,087
New WEI, Inc.(a)	68,768	103
Newmont Corp.	28,525	1,540,350
Northern Oil and Gas, Inc.(a)	13,153	304,623
Occidental Petroleum Corp.	69,074	2,316,053
Oceaneering International, Inc.(a)	69,252	941,827
Ormat Technologies, Inc.	50,064	3,621,129
Ovintiv, Inc.	57,283	2,149,258
Patterson-UTI Energy, Inc.	187,413	1,604,255
PDC Energy, Inc.	67,573	3,534,744
Phillips 66	8,398	628,002
Pilgrim's Pride Corp.(a)	45,023	1,267,848
Pioneer Natural Resources Co.	12,603	2,356,509
Plug Power, Inc.(a)	21,677	829,579
PotlatchDeltic Corp., REIT	68,244	3,567,114

See Notes to Financial Statements.

13 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
United States (continued)
ProPetro Holding Corp.(a)	114,066	$1,093,893
Rayonier, Inc., REIT	22,544	841,568
Reliance Steel & Aluminum Co.	4,037	590,048
Renewable Energy Group, Inc.(a)	49,914	3,194,496
Royal Gold, Inc.	8,866	877,911
RPC, Inc.(a)	140,085	755,058
Sanderson Farms, Inc.	38,329	7,261,428
Schlumberger NV	29,651	956,541
SM Energy Co.	28,819	989,068
SunPower Corp.(a)	64,160	2,159,626
Talos Energy, Inc.(a)	84,365	1,094,214
Tellurian, Inc.(a)	84,139	329,825
Transocean, Ltd.(a)	327,020	1,154,381
Tyson Foods, Inc., Class A	113,035	9,039,408
US Silica Holdings, Inc.(a)	105,682	1,023,002
Valero Energy Corp.	15,840	1,224,907
Warrior Met Coal, Inc.	18,618	446,273
Williams Cos., Inc.	1,855	52,107
		157,740,615

TOTAL COMMON STOCKS
(Cost $317,380,513)		376,916,315

MASTER LIMITED PARTNERSHIPS (0.04%)
United States (0.04%)
Energy Transfer LP	4,974	47,303
Enterprise Products Partners LP	10,676	242,131
Magellan Midstream Partners LP	2,054	100,646
MPLX LP	1,555	46,837
Plains All American Pipeline LP	3,090	31,271
		468,188

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $900,221)		468,188

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (60.12%)
U.S. Treasury Bonds (60.12%)
United States Treasury Bill
0.002%, 11/4/21(d)	$345,400,000	$345,399,137
0.049%, 1/27/22	27,000,000	26,996,574
United States Treasury Inflation Indexed Bonds
0.125%, 1/15/22(d)	220,992,510	222,973,942
0.625%, 4/15/23	112,330,560	118,137,777
United States Treasury Notes
1.750%, 2/28/22(d)	19,500,000	19,607,912
1.875%, 5/31/22	27,000,000	27,279,227
		760,394,569
TOTAL GOVERNMENT BONDS
(Cost $758,455,493)		760,394,569
Value (Note 2)
TOTAL INVESTMENTS (89.97%)
(Cost $1,076,736,227)	$1,137,779,072

Other Assets In Excess Of Liabilities (10.03%)	126,781,355
NET ASSETS - 100.00%	$1,264,560,427

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under rule 144A of the securities act of 1933. This Security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, the market value of those securities was $1,909,799 representing 0.15% of the Fund's net assets.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2021 the aggregate market value of those securities was $1,909,799 representing 0.15% of net assets.

(d)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $80,130,017.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

14 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2021

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/ Fair Value (Note 2)	Unrealized Appreciation
Corn Future	Morgan Stanley	Long	297	12/14/21	$8,438,513	$89,228
Frzn Concentrated OJ	Morgan Stanley	Short	(12)	01/10/22	(221,490)	2,275
Gasoline RBOB Future	Morgan Stanley	Short	(44)	11/30/21	(4,379,206)	93,128
Gold Future	Morgan Stanley	Long	206	12/29/21	36,748,340	67,612
Hard Red Winter Wheat Future	Morgan Stanley	Long	64	12/14/21	2,514,400	224,642
Heating Oil Future	Morgan Stanley	Short	(102)	11/30/21	(10,618,751)	273,088
Lean Hogs Future	Morgan Stanley	Long	82	12/14/21	2,495,260	57,353
Live Cattle Future	Morgan Stanley	Short	(202)	12/31/21	(10,445,420)	337,410
LME Copper Future	Morgan Stanley	Long	300	11/15/21	72,963,750	2,734,677
LME Nickel Future	Morgan Stanley	Long	126	11/15/21	14,761,656	229,048
LME Zinc Future	Morgan Stanley	Long	267	11/15/21	22,977,019	1,926,563
Low Su Gasoil G Nov21	Morgan Stanley	Long	332	11/11/21	23,854,200	512,505
Platinum Future	Morgan Stanley	Long	265	01/27/22	13,524,275	1,272,266
Silver Future	Morgan Stanley	Long	194	12/29/21	23,230,530	760,235
Sugar #11 (World)	Morgan Stanley	Short	(229)	02/28/22	(4,942,370)	335,510
Wheat Future	Morgan Stanley	Long	45	12/14/21	1,738,688	99,452
					$192,639,394	$9,014,992

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/ Fair Value (Note 2)	Unrealized Depreciation
Brent Crude Future	Morgan Stanley	Long	908	11/30/21	$76,017,760	$(364,470)
Coffee 'C' Future	Morgan Stanley	Short	(39)	12/20/21	(2,982,769)	(715,996)
Copper Future	Morgan Stanley	Short	(474)	03/29/22	(51,429,000)	(201,983)
Cotton No.2 Future	Morgan Stanley	Short	(166)	12/08/21	(9,532,550)	(2,484,128)
LME Aluminum Future	Morgan Stanley	Long	164	11/15/21	11,120,225	(88,223)
LME Copper Future	Morgan Stanley	Short	(36)	11/15/21	(8,755,650)	(93,489)
Natural Gas Future	Morgan Stanley	Long	834	11/26/21	45,252,840	(834,898)
Soybean Future	Morgan Stanley	Long	93	03/14/22	5,854,350	(23,480)
Soybean Meal Future	Morgan Stanley	Long	349	12/14/21	11,607,740	(883,952)
WTI Crude Future	Morgan Stanley	Short	(230)	01/20/22	(18,395,400)	(2,536,074)
WTI Crude Future	Morgan Stanley	Short	(1,008)	02/22/22	(79,087,680)	(2,710,583)
					$(20,330,134)	$(10,937,276)

See Notes to Financial Statements.

15 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2021

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Appreciation
Citibank	CRB 3m Fwd TR Index**	$206,078,650	USB3MTA + 24 bps	9/30/2022	$206,078,655	$5
Goldman Sachs	CRB 3m Fwd TR Index**	15,852,885	USB3MTA + 25 bps	9/30/2022	$15,852,886	1
Societe Generale	CRB 3m Fwd TR Index**	62,825,070	USB3MTA + 28 bps	11/30/2021	$62,825,073	3
UBS Group AG	CRB 3m Fwd TR Index**	216,901,376	USB3MTA + 25 bps	11/30/2021	$216,901,377	1
		$501,657,981			$501,657,991	$10

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Depreciation
Merrill Lynch	CRB 3m Fwd TR Index**	$203,368,817	USB3MTA + 25 bps	6/29/2022	$203,368,542	$(275)
		$203,368,817			$203,368,542	$(275)

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.

*	United States Auction Results 3 Month Treasury Bill High Discount. Total return swap resets monthly.

**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

16 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	October 31, 2021

ASSETS
Investments, at value	$1,137,779,072
Cash	98,259,720
Foreign currency, at value (Cost $1,641,701)	1,644,885
Unrealized appreciation on total return swap contracts	10
Receivable for shares sold	10,916,331
Receivable due from broker for total return swap contracts	18,265,832
Receivable due from broker for futures contracts	4,708,576
Dividends and interest receivable	699,441
Prepaid expenses and other assets	91,309
Total Assets	1,272,365,176
LIABILITIES
Payable for investments purchased	3,053,878
Payable for variation margin on futures contracts	2,128,906
Payable for shares redeemed	762,862
Unrealized depreciation on total return swap contracts	275
Investment advisory fees payable	891,156
Administration and transfer agency fees payable	415,377
Distribution and services fees payable	61,218
Trustees' fees and expenses payable	12,936
Professional fees payable	38,284
Accrued expenses and other liabilities	439,857
Total Liabilities	7,804,749
NET ASSETS	$1,264,560,427
NET ASSETS CONSIST OF
Paid-in capital	$1,046,287,514
Total distributable earnings	218,272,913
NET ASSETS	$1,264,560,427
INVESTMENTS, AT COST	$1,076,736,227

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.50
Net Assets	$89,299,731
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	9,395,938
Class A:
Net Asset Value, offering and redemption price per share	$9.52
Net Assets	$7,348,589
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	772,219
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.07
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.94
Net Assets	$13,789,112
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,542,693
Class I:
Net Asset Value, offering and redemption price per share	$9.62
Net Assets	$1,154,122,995
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	119,981,495

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

17 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$7,892,861
Foreign taxes withheld on dividends	(649,719)
Interest and other income, net of premium amortization and accretion of discount	16,433,815
Total Investment Income	23,676,957

EXPENSES
Investment advisory fees	7,289,229
Investment advisory fees - subsidiary (Note 8)	1,543,180
Administrative fees	951,243
Transfer agency fees	778,440
Distribution and service fees
Investor Class	272,133
Class A	12,877
Class C	62,103
Professional fees	43,546
Reports to shareholders and printing fees	49,690
State registration fees	80,922
Insurance fees	6,683
Custody fees	51,635
Trustees' fees and expenses	44,159
Repayment of previously waived fees
Class C	105
Miscellaneous expenses	28,473
Total Expenses	11,214,418
Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(1,543,180)
Net Expenses	9,671,238
Net Investment Income	14,005,719
Net realized gain on investments	38,200,917
Net realized gain on futures contracts	18,559,386
Net realized gain on total return swap contracts	190,103,040
Net realized gain on foreign currency transactions	16,108
Net Realized Gain	246,879,451
Net change in unrealized appreciation on investments	72,253,407
Net change in unrealized appreciation on futures contracts	3,713,079
Net change in unrealized appreciation on total return swap contracts	65
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(2,035)
Net Change in Unrealized Appreciation	75,964,516
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	322,843,967
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$336,849,686

See Notes to Financial Statements.

18 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
OPERATIONS
Net investment income	$14,005,719	$2,937,921
Net realized gain/(loss)	246,879,451	(53,797,734)
Net change in unrealized appreciation	75,964,516	8,098,709
Net Increase/(Decrease) in Net Assets Resulting from Operations	336,849,686	(42,761,104)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(174,393)	(375,275)
Class A	(5,446)	(7,077)
Class C	(5,670)	(53,444)
Class I	(1,745,843)	(4,950,473)
Net Decrease in Net Assets from Distributions	(1,931,352)	(5,386,269)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	36,968,075	21,811,745
Class A	5,771,217	856,402
Class C	10,727,794	336,823
Class I	583,450,695	187,684,821
Dividends reinvested
Investor Class	167,790	358,287
Class A	2,437	5,821
Class C	4,530	28,534
Class I	1,555,689	3,950,674
Shares redeemed, net of redemption fees
Investor Class	(27,008,696)	(9,300,933)
Class A	(1,052,463)	(304,997)
Class C	(1,304,792)	(3,677,008)
Class I	(171,560,901)	(208,665,894)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	437,721,375	(6,915,725)

Net increase/(decrease) in net assets	772,639,709	(55,063,098)

NET ASSETS
Beginning of year	491,920,718	546,983,816
End of year	$1,264,560,427	$491,920,718

See Notes to Financial Statements.

19 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017
Net asset value, beginning of period(b)	$6.06		$6.68		$7.54		$7.64		$7.29
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.11		0.02		0.06		0.05		(0.01	)(d)
Net realized and unrealized gain/(loss)	3.35		(0.58)		(0.71)		0.04		0.36
Total from investment operations	3.46		(0.56)		(0.65)		0.09		0.35
DISTRIBUTIONS:
From net investment income	(0.02)		(0.06)		(0.21)		(0.19)		(0.00	)(e)
Total distributions	(0.02)		(0.06)		(0.21)		(0.19)		(0.00	)(e)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)
Net increase/(decrease) in net asset value	3.44		(0.62)		(0.86)		(0.10)		0.35
Net asset value, end of year	$9.50		$6.06		$6.68		$7.54		$7.64
TOTAL RETURN(f)	57.25%		(8.44)%		(8.71)%		1.23%		4.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$89,300		$49,060		$39,226		$48,728		$47,845
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.37	%(g)	1.40	%(g)	1.39	%(g)	1.40	%(g)	1.38%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.37%		1.40%		1.39%		1.40%		1.38%
Ratio of net investment income/(loss) to average net assets	1.36%		0.40%		0.82%		0.66%		(0.10)%
Portfolio turnover rate(h)	54%		98%		81%		42%		66%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(c)	Calculated using the average shares method.

(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(e)	Less than $0.005 or ($0.005) per share.

(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.55%, 1.58%, 1.54% and 1.56%.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

20 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$6.07		$6.68		$7.54		$8.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13		0.04		0.07		(0.00	)(c)
Net realized and unrealized gain/(loss)	3.34		(0.59)		(0.72)		(0.62)
Total from investment operations	3.47		(0.55)		(0.65)		(0.62)

DISTRIBUTIONS:
From net investment income	(0.02)		(0.06)		(0.21)		–
Total distributions	(0.02)		(0.06)		(0.21)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00	(c)	–		–
Net increase/(decrease) in net asset value	3.45		(0.61)		(0.86)		(0.62)
Net asset value, end of year	$9.52		$6.07		$6.68		$7.54
TOTAL RETURN(d)	57.33%		(8.29)%		(8.71)%		(7.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,349		$1,254		$751		$191
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.32	%(e)	1.34	%(e)	1.40	%(e)	1.48	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.32%		1.34%		1.40%		1.45	%(f)
Ratio of net investment income/(loss) to average net assets	1.56%		0.62%		0.99%		(0.10	)%(f)
Portfolio turnover rate(g)	54%		98%		81%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.50%, 1.52%, 1.55 % and 1.64%.

(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

21 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
Net asset value, beginning of period(a)	$5.73		$6.35		$7.22		$7.36		$7.07
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.07		(0.02	)(c)	0.01		(0.00	)(c)(d)	(0.06	)(c)
Net realized and unrealized gain/(loss)	3.14		(0.54)		(0.68)		0.04		0.35
Total from investment operations	3.21		(0.56)		(0.67)		0.04		0.29
DISTRIBUTIONS:
From net investment income	(0.01)		(0.06)		(0.20)		(0.18)		–
Total distributions	(0.01)		(0.06)		(0.20)		(0.18)		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.01		–		0.00	(d)	–		–
Net increase/(decrease) in net asset value	3.21		(0.62)		(0.87)		(0.14)		0.29
Net asset value, end of year	$8.94		$5.73		$6.35		$7.22		$7.36
TOTAL RETURN(e)	56.37%		(8.97)%		(9.35)%		0.62%		4.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$13,789		$2,354		$6,702		$9,510		$7,642
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.00	%(f)	2.05	%(f)	2.05	%(f)	2.05	%(f)	2.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00%		2.05%		2.05%		2.05%		2.05%
Ratio of net investment income/(loss) to average net assets	0.84%		(0.28)%		0.17%		(0.04)%		(0.81)%
Portfolio turnover rate(g)	54%		98%		81%		42%		66%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 2.18%, 2.23%, 2.20% and 2.21%.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

22 | October 31, 2021

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
Net asset value, beginning of period(a)	$6.12		$6.73		$7.58		$7.67		$7.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.14		0.04		0.08		0.07		0.01
Net realized and unrealized gain/(loss)	3.38		(0.58)		(0.72)		0.03		0.36
Total from investment operations	3.52		(0.54)		(0.64)		0.10		0.37
DISTRIBUTIONS:
From net investment income	(0.02)		(0.07)		(0.21)		(0.19)		(0.01)
Total distributions	(0.02)		(0.07)		(0.21)		(0.19)		(0.01)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)
Net increase/(decrease) in net asset value	3.50		(0.61)		(0.85)		(0.09)		0.36
Net asset value, end of year	$9.62		$6.12		$6.73		$7.58		$7.67
TOTAL RETURN(d)	57.74%		(8.18)%		(8.48)%		1.42%		5.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,154,123		$439,254		$500,305		$647,195		$482,710
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.09	%(e)	1.15	%(e)	1.14	%(e)	1.13	%(e)	1.15%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.09%		1.15%		1.14%		1.13%		1.15%
Ratio of net investment income to average net assets	1.68%		0.64%		1.09%		0.90%		0.08%
Portfolio turnover rate(f)	54%		98%		81%		42%		66%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).

(b)	Calculated using the average shares method.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the years ended October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, respectively, 1.27%, 1.33%, 1.29% and 1.29%.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

23 | October 31, 2021

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2021 (Unaudited)

Performance

For the 1-year period ending October 31, 2021, the ALPS/Kotak India Growth Fund returned 48.28% compared to its benchmark the NSE500 Index, which returned 56.04% over the same period (all in USD term).

Over the past year, global central banks have continued their quest on ultralow interest rates and the rapid expansion of their balance sheets, more so after the pandemic. Global liquidity is at an all-time high. The Indian Economy as well as the corporate sector are seeing a flush of optimism after a rather worrying tryst with the Covid-19 pandemic waves. Despite global equities taking a small hit due to growing global risk sentiments and uncertainty regarding China’s continued regulatory paradigm shift and push on “common prosperity”, as well as the spillovers from China’s Evergrande issue, these seemed to support the Indian markets. After the huge 2020 GDP contraction, Indian equity markets have seen steady gains, especially during the second half of 2021 with market reaching new highs.

While the frontline Nifty Index returned 51% during the period, the Nifty Midcap 100 Index returned 77.61% during the period (all in USD terms).

The chaos from social and economic uncertainties stemming from the Covid-19 pandemic continues into 2021. While the world still faces the uphill task of mitigating the challenge from the renewed surge of Covid-19 vaccine withstanding, there are signs of normalcy emerging in most facets of the economy. After witnessing a V-shaped recovery, global growth has lost momentum in the past couple of months amid (1) easing of pent-up demand from reopening, (2) fading fiscal stimulus, (3) surge in energy prices, and (4) impact of surging delta variant cases (although limited economic impact). Even as the momentum has slowed and growth remains uneven, the recovery overall remains intact. Economic data has generally been very strong.

Looking at some of the global policies: (1) US: The Federal Open Market Committee (FOMC) has already indicated its intention of tapering the asset purchases from November 2021. (2) Japan: The Bank of Japan (BOJ) kept monetary policy steady while reducing inflation and growth forecasts. It will maintain its accommodative policies after projections indicated that inflation will be below the 2% target for at least two more years. (3) Eurozone: The European Central Bank (ECB) left its key interest rates and stance unchanged in its October monetary policy meeting.

Looking back at India, Moody’s changed India’s sovereign rating outlook from ‘negative’ to ‘stable’. Fitch ratings cut India’s FY2022 (Financial year from April 2021 to March 2022) GDP forecast to 8.7% from 10%. International Monetary Fund (IMF) retained India’s GDP projections at 9.5% for the current fiscal year and 8.5% for the next year. The interest rates across markets have remained benign since the pandemic. While the fears of worsening fiscal health of the government weighed on bond markets initially, the Reserve Bank of India’s (RBI) aggressive policy response helped ease the nerves.

Though Covid second wave looked grim as the first quarter of 2021 started with more than 400k cases per day, situation improved tremendously as cases continued to head south to sub-20k per day towards October. Pace of vaccination continued to pick up, with India reaching the 1bn vaccination mark. The market movement thus far has been driven largely by 3 key factors: (1) Covid cases continuing to decline in India and pace of vaccination picking up, (2) upbeat corporate commentaries and (3) on expectations of strong medium-term growth.

Looking at economic numbers, the fiscal deficit for the April to September 2021 period (India fiscal year starts April) was at 35% of FY2021 Budget Estimate (Period from April 2021 to March 2022). Based on the Press Information Bureau (PIB) release, Gross GST collections for the April to October 2021 period stood at INR8.1tn (~US$109.5bn) — 45% higher over the same period last year. Current account registered a surplus in 1QFY22 (April to June 2021 quarter), rising to US$6.5bn against a deficit of US$8.2bn in 4QFY21 (September to December 2020) and surplus of US$19.1bn (3.7% of GDP) in 1QFY21 (April to June 2020). The capital account balance increased to US$25.8bn (3.7% of GDP, US$12.3bn in 4QFY21) led by high Foreign Direct Investment (FDI) inflows at US$11.9bn (US$3bn in 4QFY21). Overall, Balance of Payment (BOP) surplus in 1QFY22 was at US$31.9bn (US$3.4bn in 4QFY21, and US$19.8bn in 1QFY21).

Domestic economic activity has been normalizing rapidly since August as growth impulses gathered momentum amid opening up of the economy and scaling up of the vaccination drive. India’s October Services Purchasing Managers’ Index (PMI) surged to 58.4 (nearly 11-year high) from 55.2 in September, indicating substantial improvement in business activity. Composite PMI rose from 55.3 in September to 58.7 in October as growth improved in both manufacturing and services sector.

On a whole, as the global and domestic economic recovery continues, persistence of supply-side disruptions and commodity prices’ surges pose adverse risks to both growth and inflation. Central banks around the world have started reversing pandemic measures although most are still gradual. India’s economic recovery faces risks from supply disruptions and high commodity prices. The growth outlook looks promising for now with a quick rebound from the lows. However, the scarring in the bottom to middle of the consumer pyramid could have some medium-term impact on consumption even if it does not affect near-term consumption. Further, global demand will also normalize, which will be a drag on net exports.

24 | October 31, 2021

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2021 (Unaudited)

Market Outlook and Valuation

October saw the markets steadily rising but then giving up its gains towards the end of the month. Valuations, oil prices, global uptick in bond yields all weighed on the Indian markets. However, the economy continued to see recovery and corporate India continued to deliver on earnings though the pace of upgrades have reduced.

The onset of the festive season coincides with the doing away with the most of the remaining Covid restrictions. Early indicators suggest record levels of sales in this ongoing festive season. Credit card spends were up 34% yoy in July-Sep quarter, with 57% yoy growth in the month of September 2021 and the momentum remain strong. One of the headwinds to consumer spends has been the steep rise in petroleum product prices over the past many months, driven by a combination of rising crude prices and higher taxes. The central government recently announced a sharp cut in fuel taxes leading to ~5% reduction in gasoline and a steep ~10% reduction in diesel prices. Some states have followed this by a further cut in state levies reducing the prices even lower. While this will definitely aid the consumption wallet and reduce inflation, such a steep cut will lead to some worries on fiscal deficit.

Retail participation in India has become a major driver of “stock prices” in the broader markets in the recent months. The key driving factor seems to be due to higher savings driven by lower consumption during the Covid period and the asset allocation shift. With the interest rates in traditional bank deposits falling, we see continued shift in allocations, both through direct participation and through mutual funds / insurance investment products. On the other side, with a very strong relative performance of Indian markets as against the other emerging markets, we have seen profit booking by foreign portfolio investors (FPIs) to the tune of $2.27bn in October.

Source – Industry, Axis Capital

Source – Industry, Spark Capital

It is very visible that the “new economy” in India is gaining momentum. Funding remains strong for the “new economy” eco-system and now with some of the names being listed, the avenues of funding have widened. With some new listings in November, the markets will have some more choice of names across segments. Investors will have choice in Food delivery, E-Commerce, Marketplace, Fintech (multiple sub segments), SAAS, Gaming, Analytics, with Ed-Tech, Logistics, and the like close on the heels.

25 | October 31, 2021

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2021 (Unaudited)

Funding for the “new economy” (USD mn)

Source: Economic Times, Inc42.com, VC Circle, Entrackr, Crunchbase, Yourstory, Morgan Stanley Research

We are now more constructive on the economic recovery over the next few quarters. Vaccination drive continues at elevated pace and the Covid cases continue to see further declines. The festive season has kicked off well and there are still some Covid restrictions specifically in the hospitality/ travel segment, which are now more or less removed. Housing cycle seems to have turned and Technology companies indicating record hiring along with wage pressures bodes well for the Indian real estate markets around these technology hubs. Corporate balance sheets are much healthier and with a clean of bad assets with highest ever Tier 1 capital ratios for many banks, risk appetite in banking is just around the corner. At current valuations, our view of market consolidation stays, but one should use the bouts of volatility driven by either the rate cycle or oil prices to add to India exposure as we see a longer term earnings cycle play out in corporate India.

Mr. Nitin Tejpal Jain

Fund Manager

Kotak Mahindra Asset Management (Singapore) Pte Ltd.

The views above are based on publicly available data, Kotak Group internal estimates and are based on the views of the research team at Kotak group.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra Asset Management (Singapore) Pte Ltd., nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

26 | October 31, 2021

ALPS | Kotak India Growth Fund

Performance Update	October 31, 2021 (Unaudited)

Performance of $10, 000 Initial Investment (as of October 31, 2021)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	47.71%	19.94%	11.36%	11.38%	9.12%	1.77%	1.40%
Class A (NAV)	47.90%	19.81%	11.26%	11.33%	9.08%	1.76%	1.40%
Class A (LOAD)	39.79%	17.58%	10.01%	10.71%	8.50%
Class C (NAV)	46.84%	18.96%	10.49%	10.58%	8.33%	2.37%	2.00%
Class C (LOAD)	45.84%	18.96%	10.49%	10.58%	8.33%
Class I	48.28%	20.14%	11.58%	11.69%	9.43%	1.36%	1.00%
Class II	48.70%	20.35%	11.70%	11.74%	9.48%	1.18%	0.75%
Nifty 500 Index[1]	58.57%	20.66%	12.69%	9.76%	8.18%
Morningstar India Index[2]	56.04%	21.50%	14.12%	9.95%	8.30%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

27 | October 31, 2021

ALPS | Kotak India Growth Fund

Performance Update	October 31, 2021 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares. Performance shown for Class II shares prior to December 19, 2019 reflects the historical performance of the Fund’s Class I shares, calculated using the fees and expenses of Class II shares.

[1]	Nifty 500 Index (formerly the CNX 500 Index) - India's first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	Morningstar India NR Index: measures the performance of India's equity markets targeting the top 97% of stocks by market capitalization.
^	Fund Inception date of February 14, 2011 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A; Fund Inception date of December 19, 2019 for Class II.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2022. Please see the prospectus dated February 28, 2021 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

Infosys, Ltd.	8.04%
Reliance Industries, Ltd.	6.17%
ICICI Bank, Ltd.	5.79%
HDFC Bank, Ltd.	4.78%
Tata Consultancy Services, Ltd.	3.16%
Axis Bank, Ltd.	3.03%
Tech Mahindra, Ltd.	3.00%
Bharti Airtel, Ltd.	2.60%
Housing Development Finance Corp., Ltd.	2.59%
Aavas Financiers, Ltd.	2.47%
Top Ten Holdings	41.63%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

28 | October 31, 2021

ALPS | Kotak India Growth Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
COMMON STOCKS (97.90%)
Communication Services (3.88%)
Entertainment (1.28%)
Nazara Technologies, Ltd.(a)	87,275	$3,106,108
PVR, Ltd.(a)	88,605	1,995,205
		5,101,313

Wireless Telecommunication Services (2.60%)
Bharti Airtel, Ltd.(a)	1,104,802	10,134,729
Bharti Airtel, Ltd. partly paid(a)	78,914	215,039

TOTAL COMMUNICATION SERVICES		15,451,081

Consumer Discretionary (9.23%)
Auto Components (1.71%)
MRF, Ltd.	3,528	3,647,958
Sansera Engineering, Ltd.(a)(b)	159,037	1,502,416
Varroc Engineering, Ltd.(a)(b)(c)	414,020	1,630,358
		6,780,732

Automobiles (2.30%)
Mahindra & Mahindra, Ltd.	283,701	3,361,295
Maruti Suzuki India, Ltd.	57,917	5,799,096
		9,160,391

Hotels, Restaurants & Leisure (0.94%)
Jubilant Foodworks, Ltd.	75,928	3,752,652

Household Durables (2.96%)
Crompton Greaves Consumer
Electricals, Ltd.	1,249,999	7,781,907
Orient Electric, Ltd.	859,087	3,980,682
		11,762,589

Internet & Direct Marketing Retail (0.20%)
Cartrade Tech, Ltd.(a)	49,606	793,299

Textiles, Apparel & Luxury Goods (1.12%)
Titan Co., Ltd.	139,661	4,456,211

TOTAL CONSUMER DISCRETIONARY		36,705,874

Consumer Staples (5.49%)
Food Products (0.77%)
Britannia Industries, Ltd.	61,961	3,048,105

Household Products (2.15%)
Hindustan Unilever, Ltd.	267,136	8,550,253

Personal Products (2.57%)
Dabur India, Ltd.	628,592	4,923,512

	Shares	Value (Note 2)
Personal Products (continued)
Emami, Ltd.	744,866	$5,296,194
		10,219,706

TOTAL CONSUMER STAPLES		21,818,064

Energy (6.54%)
Oil, Gas & Consumable Fuels (6.54%)
Aegis Logistics, Ltd.	521,967	1,485,810
Reliance Industries, Ltd. partly paid	89,770	2,288,082
Reliance Industries, Ltd.	655,360	22,239,755
		26,013,647

TOTAL ENERGY		26,013,647

Financials (30.79%)
Banks (17.33%)
AU Small Finance Bank, Ltd.(a)(b)(c)	400,568	6,520,170
Axis Bank, Ltd.(a)	1,212,660	12,067,137
HDFC Bank, Ltd., ADR	82,825	5,955,946
HDFC Bank, Ltd.	615,731	13,043,548
ICICI Bank, Ltd., Sponsored ADR	575,349	12,168,631
ICICI Bank, Ltd.	1,007,642	10,849,393
State Bank of India	1,241,706	8,354,317
		68,959,142

Consumer Finance (4.80%)
Bajaj Finance, Ltd.	98,485	9,766,647
Muthoot Finance, Ltd.	98,148	1,927,437
SBI Cards & Payment Services, Ltd.(a)	523,072	7,386,421
		19,080,505

Insurance (3.60%)
HDFC Life Insurance Co., Ltd.(b)(c)	405,891	3,691,307
ICICI Lombard General Insurance Co., Ltd.(b)(c)	249,479	4,943,568
Max Financial Services, Ltd.(a)	437,229	5,693,387
		14,328,262

Thrifts & Mortgage Finance (5.06%)
Aavas Financiers, Ltd.(a)	261,674	9,810,879
Housing Development Finance Corp., Ltd.	270,463	10,311,857
		20,122,736

TOTAL FINANCIALS		122,490,645

Health Care (7.05%)
Health Care Providers & Services (4.32%)
Dr Lal PathLabs, Ltd.(b)(c)	43,664	2,050,917
Fortis Healthcare, Ltd.(a)	1,095,761	3,586,664
Max Healthcare Institute, Ltd.(a)	1,815,978	8,050,818

See Notes to Financial Statements.

29 | October 31, 2021

ALPS | Kotak India Growth Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Vijaya Diagnostic Centre Pvt, Ltd.(a)	463,682	$3,495,514
		17,183,913

Pharmaceuticals (2.73%)
Alkem Laboratories, Ltd.	77,590	3,743,231
Aurobindo Pharma, Ltd.	412,620	3,804,207
Cipla, Ltd.	273,413	3,309,789
		10,857,227

TOTAL HEALTH CARE		28,041,140

Industrials (7.86%)
Air Freight & Logistics (0.78%)
Mahindra Logistics, Ltd.(b)(c)	360,888	3,121,017

Airlines (0.58%)
InterGlobe Aviation, Ltd.(a)(b)(c)	80,000	2,323,893

Building Products (1.42%)
Kajaria Ceramics, Ltd.	345,759	5,651,340

Construction & Engineering (2.78%)
Kalpataru Power Transmission, Ltd.	654,000	3,679,733
Larsen & Toubro, Ltd.	310,649	7,358,746
		11,038,479

Electrical Equipment (1.43%)
V-Guard Industries, Ltd.	1,659,451	5,704,305

Trading Companies & Distributors (0.87%)
IndiaMart InterMesh, Ltd.(b)(c)	36,028	3,446,717

TOTAL INDUSTRIALS		31,285,751

Information Technology (16.32%)
IT Services (16.32%)
Infosys, Ltd., Sponsored ADR	543,588	12,111,140
Infosys, Ltd.	887,568	19,862,719
Persistent Systems, Ltd.	161,667	8,488,896
Tata Consultancy Services, Ltd.	276,288	12,558,535
Tech Mahindra, Ltd.	602,119	11,918,396
		64,939,686

TOTAL INFORMATION TECHNOLOGY		64,939,686

Materials (7.76%)
Chemicals (2.70%)
Kansai Nerolac Paints, Ltd.	450,211	3,285,530
SRF, Ltd.	262,890	7,444,858
		10,730,388

Construction Materials (4.50%)
JK Cement, Ltd.	98,000	4,346,059
	Shares	Value (Note 2)
Construction Materials (continued)
Ramco Cements, Ltd.	444,366	$6,341,601
Shree Cement, Ltd.	18,806	7,199,765
		17,887,425

Containers & Packaging (0.56%)
Mold-Tek Packaging, Ltd.	252,000	2,245,874

TOTAL MATERIALS		30,863,687

Real Estate (2.11%)
Real Estate Management & Development (2.11%)
Brigade Enterprises, Ltd.	737,001	4,573,750
Oberoi Realty, Ltd.(a)	316,231	3,826,896
		8,400,646

TOTAL REAL ESTATE		8,400,646

Utilities (0.87%)
Gas Utilities (0.87%)
Indraprastha Gas, Ltd.	547,248	3,468,836

TOTAL UTILITIES		3,468,836

TOTAL COMMON STOCKS
(Cost $282,876,573)		389,479,057

TOTAL INVESTMENTS (97.90%)
(Cost $282,876,573)		$389,479,057

Other Assets In Excess Of Liabilities (2.10%)		8,353,668

NET ASSETS (100.00%)		$397,832,724

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, the aggregate market value of those securities was $29,230,363, representing 7.35% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2021 the aggregate market value of those securities was 29,230,363 representing 7.35% of net assets.

See Notes to Financial Statements.

30 | October 31, 2021

ALPS | Kotak India Growth Fund

Statement of Investments	October 31, 2021

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

31 | October 31, 2021

ALPS | Kotak India Growth Fund
Statement of Assets and Liabilities	October 31, 2021

ASSETS
Investments, at value	$389,479,057
Cash	11,657,040
Foreign currency, at value (Cost $12,641,215)	12,361,207
Receivable for shares sold	104,053
Dividends and interest receivable	298,678
Prepaid expenses and other assets	13,305
Total Assets	413,913,340
LIABILITIES
Payable for investments purchased	1,121,561
Payable for shares redeemed	13,893
Payable for foreign capital gains tax	14,602,883
Investment advisory fees payable	174,420
Administration and transfer agency fees payable	72,578
Distribution and services fees payable	3,735
Trustees' fees and expenses payable	4,649
Professional fees payable	23,631
Accrued expenses and other liabilities	63,266
Total Liabilities	16,080,616
NET ASSETS	$397,832,724
NET ASSETS CONSIST OF
Paid-in capital	$306,739,212
Total distributable earnings	91,093,512
NET ASSETS	$397,832,724
INVESTMENTS, AT COST	$282,876,573
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$18.70
Net Assets	$3,814,498
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	203,930
Class A:
Net Asset Value, offering and redemption price per share	$18.62
Net Assets	$762,495
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	40,955
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$19.70
Class C:
Net Asset Value, offering and redemption price per share(a)	$17.18
Net Assets	$1,597,547
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	92,986
Class I:
Net Asset Value, offering and redemption price per share	$19.35
Net Assets	$16,052,854
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	829,512
Class II:
Net Asset Value, offering and redemption price per share	$19.45
Net Assets	$375,605,330
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	19,311,883

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

32 | October 31, 2021

ALPS | Kotak India Growth Fund

Statement of Operations	For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$2,604,690
Foreign taxes withheld on dividends	(636,056)
Interest and other income	75
Total Investment Income	1,968,709

EXPENSES
Investment advisory fees	2,027,302
Administrative fees	498,923
Transfer agency fees	3,462
Distribution and service fees
Investor Class	11,075
Class A	2,961
Class C	15,347
Professional fees	41,871
Reports to shareholders and printing fees	10,290
State registration fees	78,886
Insurance fees	2,336
Custody fees	151,361
Trustees' fees and expenses	14,457
Repayment of previously waived fees
Investor Class	2,548
Class A	825
Class C	1,149
Class I	15,678
Miscellaneous expenses	28,276
Total Expenses	2,906,747
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(75)
Class A	(4)
Class C	(67)
Class I	(641)
Class II	(465,777)
Net Expenses	2,440,183
Net Investment Loss	(471,474)
Net realized gain on investments	24,951,485
Net realized loss on foreign currency transactions	(569,188)
Net Realized Gain	24,382,297
Net change in unrealized appreciation on investments	89,914,318
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(123,277)
Net change in unrealized foreign capital gains tax	(13,895,754)
Net Change in Unrealized Appreciation	75,895,287
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	100,277,584
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,806,110

See Notes to Financial Statements.

33 | October 31, 2021

ALPS | Kotak India Growth Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
OPERATIONS
Net investment income/(loss)	$(471,474)	$124,008
Net realized gain/(loss)	24,382,297	(24,490,375)
Net change in unrealized appreciation	75,895,287	12,127,968
Net Increase/(Decrease) in Net Assets Resulting from Operations	99,806,110	(12,238,399)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	–	(59,531)
Class A	–	(1,250)
Class C	–	(30,127)
Class I	–	(272,204)
Net Decrease in Net Assets from Distributions	–	(363,112)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	1,111,855	14,097,079
Class A	905,016	17,539
Class C	20,550	87,547
Class I	4,418,625	5,770,524
Class II	150,000,000	175,000,000
Dividends reinvested
Investor Class	–	46,092
Class A	–	1,120
Class C	–	29,759
Class I	–	237,513
Shares redeemed, net of redemption fees
Investor Class	(1,190,945)	(16,813,642)
Class A	(573,775)	(21,865)
Class C	(877,201)	(348,993)
Class I	(18,425,509)	(6,746,874)
Class II	–	(25,000,000)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	135,388,616	146,355,799

Net increase in net assets	235,194,726	133,754,288

NET ASSETS
Beginning of year	162,637,998	28,883,710
End of year	$397,832,724	$162,637,998

See Notes to Financial Statements.

34 | October 31, 2021

ALPS | Kotak India Growth Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017
Net asset value, beginning of period	$12.66	$13.02	(b)	$11.73 (b)	$14.53 (b)	$12.32 (b)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.12)	(0.07	)(d)	(0.10)	(0.13)	(0.10)
Net realized and unrealized gain/(loss)	6.16	(0.93)		2.19	(2.26)	2.45
Total from investment operations	6.04	(1.00)		2.09	(2.39)	2.35
DISTRIBUTIONS:
From net realized gains	0.00	(0.17)		(0.80)	(0.41)	(0.14)
Total distributions	–	(0.17)		(0.80)	(0.41)	(0.14)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (e)	0.81		0.00 (e)	0.00 (e)	0.00 (e)
Net increase/(decrease) in net asset value	6.04	(0.36)		1.29	(2.80)	2.21
Net asset value, end of year	$18.70	$12.66		$13.02	$11.73	$14.53
TOTAL RETURN(f)	47.71%	(1.48)%		18.58%	(16.91)%	19.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,814	$2,704		$4,604	$5,821	$9,538
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.35%	1.72%		3.27%	2.80%	2.95%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.35%	1.40	%(g)	1.91%	1.93%	1.90%
Ratio of net investment loss to average net assets	(0.73)%	(0.64)%		(0.79)%	(0.91)%	(0.74)%
Portfolio turnover rate(h)	29%	90%		56%	24%	30%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

35 | October 31, 2021

ALPS | Kotak India Growth Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$12.59	$12.99	(a)	$11.72 (a)	$13.90	(a)

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.11)	(0.07	)(c)	(0.06)	(0.04)
Net realized and unrealized gain/(loss)	6.14	(0.16)		2.13	(2.14)
Total from investment operations	6.03	(0.23)		2.07	(2.18)

DISTRIBUTIONS:
From net realized gains	–	(0.17)		(0.80)	–
Total distributions	–	(0.17)		(0.80)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (d)	–		–	–
Net increase/(decrease) in net asset value	6.03	(0.40)		1.27	(2.18)
Net asset value, end of year	$18.62	$12.59		$12.99	$11.72
TOTAL RETURN(e)	47.90%	(1.80)%		18.41%	(15.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$762	$89		$96	$8
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.30%	1.62%		3.24%	3.16	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.30%	1.31	%(g)	1.94%	2.00	%(f)
Ratio of net investment loss to average net assets	(0.68)%	(0.56)%		(0.52)%	(0.79	)%(f)
Portfolio turnover rate(h)	29%	90%		56%	24%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Annualized.
(g)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

36 | October 31, 2021

ALPS | Kotak India Growth Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net asset value, beginning of period	$11.70	$12.18	(a)	$11.10 (a)	$13.87 (a)	$11.85 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.21)	(0.14	)(c)	(0.17)	(0.21)	(0.18)
Net realized and unrealized gain/(loss)	5.69	(0.17)		2.05	(2.15)	2.34
Total from investment operations	5.48	(0.31)		1.88	(2.36)	2.16
DISTRIBUTIONS:
From net realized gains	0.00	(0.17)		(0.80)	(0.41)	(0.14)
Total distributions	–	(0.17)		(0.80)	(0.41)	(0.14)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–		0.00 (d)	–	–
Net increase/(decrease) in net asset value	5.48	(0.48)		1.08	(2.77)	2.02
Net asset value, end of year	$17.18	$11.70		$12.18	$11.10	$13.87
TOTAL RETURN(e)	46.84%	(2.58)%		17.69%	(17.52)%	18.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,598	$1,868		$2,195	$2,024	$2,140
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.00%	2.37%		3.97%	3.51%	3.69%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00%	2.06	%(f)	2.60%	2.60%	2.60%
Ratio of net investment loss to average net assets	(1.37)%	(1.29)%		(1.47)%	(1.57)%	(1.48)%
Portfolio turnover rate(g)	29%	90%		56%	24%	30%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

37 | October 31, 2021

ALPS | Kotak India Growth Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net asset value, beginning of period	$13.05	$13.43	(a)	$12.05 (a)	$14.87 (a)	$12.58 (a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.03	)(c)	(0.05)	(0.08)	(0.06)
Net realized and unrealized gain/(loss)	6.37	(0.18)		2.23	(2.33)	2.48
Total from investment operations	6.30	(0.21)		2.18	(2.41)	2.42
DISTRIBUTIONS:
From net realized gains	0.00	(0.17)		(0.80)	(0.41)	(0.14)
Total distributions	–	(0.17)		(0.80)	(0.41)	(0.14)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (d)	0.00	(d)	–	0.00 (d)	0.01
Net increase/(decrease) in net asset value	6.30	(0.38)		1.38	(2.82)	2.29
Net asset value, end of year	$19.35	$13.05		$13.43	$12.05	$14.87
TOTAL RETURN(e)	48.28%	(1.59)%		18.85%	(16.66)%	19.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$16,053	$21,861		$21,989	$13,746	$19,891
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.00%	1.36%		2.93%	2.48%	2.65%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.00%	1.06	%(f)	1.60%	1.60%	1.60%
Ratio of net investment loss to average net assets	(0.45)%	(0.28)%		(0.39)%	(0.57)%	(0.45)%
Portfolio turnover rate(g)	29%	90%		56%	24%	30%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Effective December 2, 2019, the net expense limitation agreement changed from 1.60% to 1.00%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

38 | October 31, 2021

ALPS | Kotak India Growth Fund – Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Period December 19, 2019 (Commencement of Operations) to October 31, 2020
Net asset value, beginning of period	$13.08	$13.50	(a)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.02)	0.02
Net realized and unrealized gain/(loss)	6.39	(0.44)
Total from investment operations	6.37	(0.42)

Net increase/(decrease) in net asset value	6.37	(0.42)
Net asset value, end of year	$19.45	$13.08
TOTAL RETURN(c)	48.70%	(3.11)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$375,605	$136,115
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.91%	1.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.75%	0.75	%(d)
Ratio of net investment income/(loss) to average net assets	(0.11)%	0.24	%(d)
Portfolio turnover rate(e)	29%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

39 | October 31, 2021

ALPS | Smith Funds

Management Commentary	October 31, 2021 (Unaudited)

Dear Shareholder,

The ALPS | Smith Total Return Fund and ALPS | Smith Short Duration Fund were launched on June 29, 2018. We followed with the launch of The ALPS | Smith Balanced Opportunity Fund and ALPS | Smith Credit Opportunities Fund on September 15, 2020. We welcome you as a shareholder to the Funds and thank you for your trust. Our process is centered around performance, relationships and investing excellence. Our goal is to provide shareholders with consistent, risk-adjusted returns with a keen focus on capital preservation.

Total Return

The ALPS | Smith Total Return Bond Fund Class I marked a positive return of 147bps in the twelve-months ending October 31, 2021, while outperforming its benchmark, the Bloomberg U.S. Aggregate Index, by 195bps. The outperformance during the twelve-month period was attributed to duration management in Treasuries during the rapid sell-off in interest rates in the beginning of 2021 as well as the Fund’s continued overweight in corporate credit assets during the rally in spreads beginning in June 2020 through most of 2021. Risk asset performance was supported by continued Central Bank stimulus as well as a broad-based return to economic growth with reopening and vaccination efforts around the globe. The overall performance since inception through October 31, 2021 was achieved by focusing on active portfolio positioning, duration management, security selection and bottom-up fundamental credit analysis.

Short Duration

The ALPS | Smith Short Duration Bond Fund Class I marked a positive return of 105bps in the twelve-months ending October 31, 2021, outperforming its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index, by 120bps. As a continuing theme, the Fund’s overallocation to corporate and securitized assets allowed the Fund to out-yield the Index. Additionally, individual security selection within corporate credit was a large component of the excess returns generated in the twelve-month period. With the overall flatness of the front-end U.S. Treasury curve, duration management has provided less relative outperformance given the muted moves in these front-end Treasury tenors. In this environment, the Fund maintained its focus on capital preservation. While being overweight on credit by a percentage basis vs. the benchmark, the Fund shortened its credit duration positioning as valuations continued to compress and aimed to shield investors from the relative losses associated with the interest rate sell-off more specific to the 3yr and 5yr tenors held by this Fund.

Credit Opportunities

The ALPS | Smith Credit Opportunities Fund Class I marked a positive return of 783bps in the twelve-month period ending October 31, 2021, while outperforming its benchmark, a 50/50 blend of the Bloomberg U.S. Aggregate Index and the Bloomberg U.S. Corporate High Yield Index, by 292bps. The Fund outperformed the Index by 286bps since the inception of the Fund on September 15, 2020. The outperformance of the Fund since inception was predominately driven by its overweight to corporate credit and security selection. Broadly, corporate credit as an asset class continued to recover from the pandemic-induced sell-off, though with valuations compressing the importance of security selection and security avoidance increased significantly. Overall, positive security selection came from positions in both investment grade and high yield rating categories as well as across industry sectors.

Balanced Opportunity

The ALPS | Smith Balanced Opportunity Fund Class I marked a positive return of 2,428bps in the twelve-months ending October 31, 2021, while outperforming its benchmark, a blend of 55% Bloomberg U.S. 1000 TR Index / 45% Bloomberg U.S. Aggregate Bond Index, by 218bps. The Fund outperformed the Index by 289bps since the inception of the Fund on September 15, 2020. The performance within the Fixed Income sleeve during the twelve-month period ended October 31, 2021 was attributed to the Fund’s relative defensive duration positioning and an overweight in corporate credit assets, as well as corporate and securitized security selection during the recovery in risk asset valuations. Risk assets remain supported by Central Bank stimulus and the improving economic growth as the world continues to reopen. The Fund’s overall performance since inception was achieved by focusing on active portfolio positioning, duration management, security selection, bottom-up fundamental credit analysis and active asset allocation between the Fixed Income and Equity sleeves.

Macro Commentary

Though markets were optimistic that we were nearing the end of the pandemic, the November 2020 through October 31, 2021 reporting period was marked by short-lived highs as diverging recovery trends rippled throughout the economy. We spent much of the year on the path to normalization as the recovery continued albeit at a slower pace, as the market digested uneven and sector dependent economic data, elevated inflation levels that moved beyond “transitory” and the evolving dynamics surrounding the virus.

We started the reporting period with the Presidential win by Joe Biden in November 2020 which was met with the approval of multiple COVID-19 vaccines as well as the start of vaccine distribution. Market sentiment was optimistic, further reinforced by the “Blue Wave” election win in January 2021, another $1.9 trillion in relief via the American Rescue Plan in March 2021 and continued monetary support into increased vaccine distribution and pent-up demand. GDP estimates were revised higher, with the market reaction turning favorable for risk assets once again, driving both Treasury yields and inflation expectations up. At the tail end of the first quarter Biden proposed the American Jobs Plan, consisting of over $2 trillion allocated towards infrastructure, and the American Families Plan, consisting of $1.8 trillion to support families.

Manufacturing and Housing were initially bright spots in the beginning stages of the recovery but became more challenged as time passed. Housing was impacted by lack of supply and high pricing while manufacturing started to move sideways due to supply chain disruptions, increased costs, and lack of available employees. The hospitality industry - restaurants, travel, entertainment – as well

40 | October 31, 2021

ALPS | Smith Funds

Management Commentary	October 31, 2021 (Unaudited)

as education and brick and mortar retailers, have struggled throughout the pandemic but marked improvement as increased vaccine distribution translated into reopening local economies. Confidence has fallen again post the expiration of unemployment benefits; though employment is finally starting to improve and consumers are spending – further enhanced by elevated savings and availability of credit. GDP averaged 4.9% a quarter between 4Q 2020 and 3Q 2021, losing steam as we entered the end of 2021.

Inflation has been on the market’s mind since the 2020 election results and expectations rose on the heels of the “Blue Wave” results in January. In our view, reopening an economy and unleashing pent-up demand with the combination of massive fiscal policy and a highly accommodative Federal Reserve is not only a great economic experiment, but one ripe with risks. The market spent much of the first quarter of 2021 assessing if the result of this experiment will end in significant inflation. What was initially sold as “transitory” due to rebasing, reopening, and bottlenecks proved to be sticky and the Fed has been forced to admit that not only is the data marking multi-decade highs in inflation - Core Consumer Price Index at 4.6% YoY and Core Personal Consumption Expenditures at 4.2% YoY as of October 2021 (both measure the changes in the price of goods and services, excluding food and energy) - but consumers are also feeling inflation in their everyday lives. Inflation expectations via the Fed’s 5yr-5yr forward inflation expectation rate (a measure of expected inflation over a five-year period) moved up to levels from 2014, The University of Michigan’s 1yr ahead inflation expectations are now at levels from 2008 and the 10yr breakeven rate touched levels from 2005.

We were somewhat surprised by the initial complacency at the Fed around the recent heightened inflation readings. It was as though the message of ‘transitory’ was so strongly anchored that they ignored the fact that the bargaining power of labor is improving, and wages are likely headed higher. There is story after story of wage increases on the horizon and, we believe, many more to follow. It will be very interesting to see how economists adjust their 2022 view of inflation falling back to pre-covid levels as time passes. The consensus has both growth and inflation turning over in 2022, returning to longer term averages. We are skeptical of the consensus, favoring better growth coinciding with stickier and higher inflation.

We are hard-pressed to argue with the four headed horsemen of disinflation (temporary slowing of the pace of price inflation) – Demographics, Technological Innovation, Globalization and now Debt Overhang (government incurs debt at such a high rate that they are unable to fund future projects) – but find ourselves a little concerned that both growth and inflation will settle out at levels higher than the consensus.

We have seen reopening largely occur however the progress has been sporadic given new variants of the virus. Economic data has improved and moved into a normalizing stage, though we continue to see the unleashing of pent-up demand. Going forward, fiscal and monetary policy will become less supportive, and inflation expectations remain elevated. Negative virus news continues to be met with overall positive vaccine distribution, increasing wages and job availability, and economic reopening. The tone continues to mark two steps forward and one step back but overall, still making forward progress. The Federal Reserve announced tapering of bond purchases to offset rising inflationary pressures immediately following our reporting period. We expect to see the Fed raise interest rates in the 2022 calendar year.

Portfolio Positioning

As of October 31, 2021, with the rise in U.S. Treasury yields due to ramping concerns surrounding inflation and talk of a Fed taper, the Funds remained underweight duration versus their respective benchmarks and in our opinion, have been nimble in using longer duration securities within the Funds’ portfolios. Even with the increase in U.S. Treasury yields this fiscal year, real yields remain stubbornly negative throughout most of the year as concerns surrounding COVID variants, threats to emergent economic growth, the potential for Fed policy error and uncertainty about the stickiness of domestic inflation have left outright U.S. Treasury yields lower than would have been expected. We continue to focus on the combined impact of Fiscal and Monetary stimulus on both real inflation as well as changes in market expectations surrounding inflation. We are also focused on the shape of the curve as the later parts of this fiscal year showed the beginning of a flattening across the longer maturities of the yield curve. We remain proactive in managing our longer duration U.S. Treasury position.

Within our credit allocation we gradually reduced aggregate and risk exposure this year. Coming into 2021 we were optimistic around the potential for continued progress in the global reopening and economic recovery. Despite some fits and starts in this process, as of October 31, 2021, we remain positive on the improving tone of both the domestic as well as the global economy going forward. However, as part of this we witnessed risk asset spreads, be it investment grade or high yield credit, as well as agency and non-agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), quickly moving toward decade, if not all-time, lows given the wall of liquidity in the market and the prevailing stance on risk taking. As such we reduced both the overall credit weighting as well as the duration profile of certain Funds’ credit allocation during the period, specifically in both the ALPS | Smith Balanced Opportunity Fund and ALPS l Smith Total Return Fund. This reduction has allowed us to focus our exposure on where we see continued fundamental tailwinds to sector or individual company credit profiles. While we continue to like credit despite the massive tightening in spreads, as it remains one of the few asset classes within Fixed Income providing yield, we believe this decreased risk exposure will allow the portfolio to be more resilient and opportunistic when looking towards the potential for unexpected outcomes combined with stretched valuations. As of the date of this report, we continue to target investing in companies with executive teams who focus on managing through downside scenarios, giving themselves optionality as well as downside protection. We remain encouraged by the number of companies continuing to balance capital allocation actions that benefit both debt and equity holders, but absent another significant risk flare, we would expect this trend

41 | October 31, 2021

ALPS | Smith Funds

Management Commentary	October 31, 2021 (Unaudited)

to continue to shift more in favor of equity holders. All these factors have continued to drive our disciplined process centered around risk-adjusted returns and capital preservation while seeking to balance the overall need for yield across all developed markets.

Short duration high yield continues to be a focus at Smith Capital Investors. This area of the market has much less forecasting error embedded in its analysis—it is predominately a liquidity analysis over a very short period vs. longer-term projections on industries, commodity prices, and competitive dynamics facing a sector/company. We also believe that incremental compensation to move out on the curve should be higher than observed in many capital structures and therefore many shorter-duration assets have resulted in extremely attractive risk-adjusted return profiles.

Within the Funds’ securitized allocations, we continue to allocate to Agency-mortgage-backed collateralized mortgage obligations (CMOs) and Agency CMBS where valuations are appropriate. In the previous six-month period, we witnessed spreads reaching new lows as the demand from the Federal Reserve and commercial banks overwhelmed the supply dynamic. While we still find that select CMOs and Agency CMBS provide better convexity, exhibit less change in duration given changes in interest rates and prepayment speeds, and provide higher option-adjusted spreads and yield, these opportunities have become harder to come by. As such, the Funds’ overall weightings to this asset class passively decreased during the period as we did not reinvest paydowns or allocate new money to this space given our unfavorable view of generic asset class risk- adjusted return potential. Additionally, with the significant rise in interest rates during the beginning of 2021, we witnessed a large-scale duration extension of the Agency MBS market, exactly at the time investors were searching for shorter duration options. We were aided in this volatility by our continued focus on seeking to select securities that perform well through a wide band of underlying assumptions rather than a specific directional view.

Fixed Income Themes

Investment Grade (IG) Credit – In a year where investment grade credit spreads quickly marched towards 10yr plus tights (investment grade corporate credit spreads reached a low of 80 OAS - option-adjusted spread - in June), three intertwined drivers were at the helm: stimulus—both monetary and fiscal, economic recovery, and the resulting strong technical backdrop or demand for corporate credit. Combined these factors were powerful inputs for both corporate economics and financial conditions.

This said, it was not unreasonable to expect the unprecedented times and unprecedented reactions taken the prior year to normalize over time and therefore expect these three drivers of the recovery to ebb. And while the pursuit of stability and predictability is often what the market seeks, our investment process forcibly questions us how to maximize our chances at adapting to and taking advantage of an unknown future. As valuations in the IG Credit market began to offer diminished compensation for possible unknowns, the Funds worked towards steadily reducing duration contribution in corporate credit from the prior year period.

In periods of time like these, where there becomes less room for error embedded in valuations, we have found the following items to be of acute importance:

Risk-Adjusted Carry – in this environment, carry (yield income) is of elevated importance. But as with most things not all carry is built the same. Fundamental analysis can unearth risk profiles that may compare more or less favorably when compared to their commensurate carry profiles. This brings us to the symbiotic nature of security selection and avoidance.

Security Selection – under the surface of the Investment Grade Corporate Credit Index there is constantly significant opportunity for individual security selection. No matter the inning of the credit cycle or the outlook, there are always undersurface-opportunities created by changing corporate credit risk profiles. We look for those that display higher probabilities for improving credit strength.

Security Avoidance – conversely, active management can purposefully choose to avoid owning certain credits and should do so. A credit that has a higher probability of going through a phase of deteriorating credit strength would be a prime example of a name to avoid.

It was these items that came to the forefront of our credit investment process over the past year and therefore influenced credit sleeve portfolio construction.

High Yield (HY) Credit – While valuations entered the year having tightened significantly from the pandemic driven selloff, we remained positive on corporate credit largely due to the three drivers mentioned above: stimulative policy, a continued economic rebound, and a supportive technical backdrop. As expected, the ongoing economic rebound drove improvement in the fundamentals of high yield issuers, with earnings largely demonstrating elevated demand trends, margin expansion, and balance sheet deleveraging. While we saw a shift in capital allocation priorities toward shareholder friendly activities, we would characterize the shift as credit neutral given an ongoing commitment to maintain healthy balance sheets and leverage ratios. Alongside improving fundamentals, we observed a transition away from the rating agency downgrade cycle of 2020 to an upgrade cycle, with J.P. Morgan reporting a year-to-date upgrade -to-downgrade ratio of 2.3 to 1. On the technical side, the steady inflows we saw into high yield funds in 2020 reversed to modest outflows in 2021. Gross new issuance activity has remained elevated, but supply has been more muted on a net basis given high levels of refinancing activity. Lackluster asset class flows were not enough to offset the improving fundamental picture, with the Bloomberg U.S. Corporate High Yield Index returning 435bps YTD through October 2021.

42 | October 31, 2021

ALPS | Smith Funds

Management Commentary	October 31, 2021 (Unaudited)

Looking forward, data sources have indicated that while high yield issuer fundamentals are very healthy, investor enthusiasm is also high and valuations remain tight relative to historical levels. Recently observed supply chain disruption and cost inflation are headwinds to the margin and earnings story that has helped drive valuations lower. However, in our view, further reopening and continued strong consumption trends could help issuers weather the storm. We continue to favor investments in short duration high yield bonds, which we believe offer attractive risk-adjusted carry. With strong balance sheets, healthy free cash flow profiles, and supportive capital markets there is ample flexibility for issuers to refinance shorter-dated maturities, and with the average coupon on the Bloomberg U.S. Corporate High Yield Index well in the money, the economics of refinancing continue to make sense. Although the overall outlook may be murky, it seems likely that the investing environment for corporate credit will remain extremely dynamic. We believe that the crosscurrents of rapidly shifting macroeconomic policy and fundamentals combined with changing capital allocation priorities and consumer behaviors create a target rich investing environment for active managers focused on security selection in improving credit stories.

MBS – MBS highlighted an area of opportunity entering 2021 given its short duration profile and support from Federal Reserve asset purchases. However, given the rapid move higher from interest rates in the beginning of the year and the persistent pick up in interest rate volatility we have witnessed MBS underperform thus far in 2021. Ending October 31, 2021, the Bloomberg U.S. MBS Index (MBS) had nominal returns of -86bps YTD. However, this does not tell the entire story as the MBS Index started the year with a duration that averaged ~2yrs YTD while the duration of the Bloomberg U.S. Aggregate Bond Index (the “Agg”) was ~6yrs. From an excess return perspective, which adjusts for this duration differential, the Bloomberg MBS Index underperformed the Agg by 44bps. Despite the initial short duration profile of the MBS Index, the increase in interest rates and the embedded negative convexity (duration increases in conjunction with an increase in yield) of mortgages resulted in the MBS Index duration increasing to ~4.6yrs as of October 31, 2021; occurring at the same time interest rates were rising and contributing to the negative returns experienced by the asset class. Also, comparing the MBS Index to broad fixed income market indices with a similar short duration, MBS underperformed the Bloomberg 1-5 Year U.S. Credit Index (with a duration of 2.8yrs) by 90bps YTD.

Looking forward we see the case for continued MBS outperformance to be tricky at best. MBS OAS has risen throughout the year from lows near 10bps to mid-30bps, while the nominal spread (which does not account for the option MBS investors are short) has increased by ~35bps to mid-60bps. Both measures are closer to historical averages (40-50bps historical OAS range) but with the Fed beginning to taper purchases new buyers will need to emerge at valuation levels that are still below historical norms to maintain current valuations. We find this assumption suspect as the continued elevated interest rate volatility will leave some MBS investors leery of taking the negative convexity risk embedded in

MBS. Any further interest rate sell-off will continue pushing MBS durations higher, increasing the negative return potential from higher rates. As of October 31, 2021, with relatively unattractive valuations and elevated convexity risk levels, we do not see the path for substantial outperformance being likely. As is often with markets, peeling back the variables affecting performance, especially relative performance, can tell a different story than a headline.

Interest Rates – In the first six months of the year, price action from Treasuries provided a little something for everyone. Treasuries are traditionally an excellent indicator for future economic expectations, and we have once again lived through various mini-cycles. U.S. Treasury yields moved higher in a fast and furious manner, starting with the “Blue Wave” results in January. This was further supported by the efficacy of the vaccine, additional fiscal stimulus, and prospects of economic reopening—all pointing to improving growth and inflation expectations. The street upgraded growth forecasts, inflation expectations rose, and the market challenged the Fed’s view that they would be able to control inflation. March brought us into a narrow trading range for approximately 16 weeks. While the Treasury market waited for validation from the data, the Funds moved between reopening/vaccine enthusiasm and economic data disappointment. In June, the Fed’s action was the catalyst to break the 30yr U.S. Treasury out of the long-running range. This, coupled with increased COVID-19 cases from the Delta variant, thin summer volumes, pension buying, a short squeeze, lackluster economic results, global yield differentials and strong seasonals (regular and predictable pattern every year), pushed 30yr yields close to levels registered in January 2021. While our team entered 2021 extremely optimistic around the recovery, the Treasury market quickly reminded us that much remained out of our control and the Funds must remain active in the rates market.

The Smith Capital Team has observed investment cycles getting shorter, we have watched a collision of factors move the market dramatically in both directions, and we are frequently reminded that interest rates are a key risk factor in the fixed income market given outright low yields. Sentiment moves quickly based on the ebb and flow of case counts and new variants. Muscle memory quickly reacts to negative virus news; higher cases equal lower yields and vice versa. Outright yield levels matter, seasonals are important, pension buying moves the market, and investor positioning can tip the scales. Throw in global yield differentials and the economic outlook, and once again, there are competing factors and thus volatility. The Fed is moving from highly accommodative to less accommodative, the stimulus injection is fading, and pandemic benefits have expired. The market moved past the downturn and subsequent recovery and into a period of normalized economic activity. These elements impact the shape of the curve as the front-end contends with the Fed removing policy, and the long-end reflects growth and inflation expectations. The Team has been surprised by the lack of liftoff from the long-end given record high levels of inflation. This suggests that the market believes there will be policy error in the future. As we look to the end of the year and into 2022, we believe competing factors will keep volatility high in the interest rate market. The market is not lacking for event-driven risk over the next year, and we

43 | October 31, 2021

ALPS | Smith Funds

Management Commentary	October 31, 2021 (Unaudited)

see the possibility of both positive and negative catalysts in the marketplace. One thing is clear - the bond market reminds us that uncertainty remains.

Conclusion – After what has been an unprecedented and long pandemic, the last twelve months have signaled that the economy is making significant progress towards a full recovery with the support of both fiscal and monetary policy. This did however lead to a period of complacency in the marketplace and we know complacency is historically followed by volatility. While it is always dangerous to draw strong conclusions from past experiences, it feels like we should expect greater volatility into year-end and 2022, especially in rates and the yield curve. Competing forces including inflation/deflation, the virus, removal of monetary policy, and potential growth/recovery will keep volatility front and center, suggesting that long duration assets are vulnerable. The market’s transition from Fed supported to self-sustaining has historically proven to be one littered with speed bumps versus a relaxed straight line. As a reminder, with volatility comes opportunity and active management – both in regard to security selection and avoidance – allowing for better outcomes in a dynamic market environment.

As always, our three pillars remain front and center – Investment Excellence, Relationships/People and Intentional Culture.

With great appreciation and gratitude,

R. Gibson Smith	Eric C. Bernum, CFA
Portfolio Manager	Portfolio Manager

Jonathan Aal	Garrett Olson
Portfolio Manager	Portfolio Manager

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Smith Capital Investors, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

Gibson Smith is a registered representative of ALPS Distributors, Inc.

Eric Bernum is a registered representative of ALPS Distributors, Inc.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

44 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Performance Update	October 31, 2021 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2021)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class I	1.05%	4.10%	3.83%	0.70%	0.49%
Investor (NAV)	0.77%	3.86%	3.54%	0.96%	0.79%
Class A (NAV)	0.77%	3.83%	3.52%	0.96%	0.79%
Class A (MOP)	-1.46%	1.89%	1.79%
Class C (NAV)	-0.01%	3.07%	2.78%	1.67%	1.49%
Class C (CDSC)	-1.00%	3.07%	2.78%
Bloomberg U.S. Government/Credit Bond Index¹	-0.48%	6.27%	5.35%
Bloomberg 1-3 Year Government/Credit Bond Index²	-0.05%	2.72%	2.58%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

45 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Performance Update	October 31, 2021 (Unaudited)

[1]	The Bloomberg US Government/Credit Index: composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Bloomberg 1-3 Yr US Gov/Credit TR Index Unhedged: an index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2018.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2022. Please see the prospectus dated February 28, 2021 for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bond	79.69%
Government Bond	15.87%
Mortgage-Backed Securities	2.26%
Collateralized Mortgage Obligations	0.37%
Commercial Mortgage-Backed Securities	0.19%
Municipal Bond	0.18%
Cash, Cash Equivalents, & Other Net Assets	1.44%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Note 0.125% 08/31/2023	3.21%
U.S. Treasury Note 0.25% 09/30/2023	2.86%
U.S. Treasury Note 0.25% 06/15/2023	2.14%
U.S. Treasury Note 0.125% 07/31/2023	1.86%
U.S. Treasury Note 0.125% 06/30/2023	1.82%
U.S. Treasury Note 0.125% 05/31/2023	1.81%
Huntington Ingalls Industries, Inc. 0.67% 08/16/2023	1.43%
Martin Marietta Materials, Inc. 0.65% 07/15/2023	1.25%
Midwest Connector Capital Co. LLC 3.625% 04/01/2022	1.20%
U.S. Treasury Note 0.125% 03/31/2023	1.18%
Top Ten Holdings	18.76%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Banks	20.29%
Sovereign	15.86%
Auto Manufacturers	6.72%
Diversified Finan Serv	6.69%
Electric	4.49%
Pipelines	4.15%
Pharmaceuticals	3.75%
Aerospace/Defense	2.82%
Commercial Services	2.80%
Mortgage Securities	2.53%
Retail	2.34%
Telecommunications	2.21%
Semiconductors	1.85%
Oil & Gas	1.81%
Software	1.79%
Healthcare-Services	1.75%
Healthcare-Products	1.72%
Shipbuilding	1.43%
Building Materials	1.25%
Gas	1.20%
Iron/Steel	1.10%
Food	1.10%
Media	1.04%
Other Industries (each less than 1%)	7.86%*
Cash Equivalents & Other Net Assets	1.45%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

46 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Performance Update	October 31, 2021 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2021)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class I	1.47%	6.88%	6.50%	0.72%	0.67%
Investor (NAV)	1.26%	6.57%	6.20%	1.02%	0.97%
Class A (NAV)	1.27%	6.59%	6.22%	1.01%	0.97%
Class A (MOP)	-0.98%	4.61%	4.45%
Class C (NAV)	0.55%	5.83%	5.47%	1.72%	1.67%
Class C (CDSC)	-0.43%	5.83%	5.47%
Bloomberg US Aggregate Bond Index[1]	-0.48%	5.63%	4.80%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Effective September 1, 2020 the Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Prior to September 1, 2020 the sales charge was 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

47 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Performance Update	October 31, 2021 (Unaudited)

[1]	The Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2018.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2022. Please see the prospectus dated February 28, 2021 for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bond	56.25%
Government Bond	26.75%
Collateralized Mortgage Obligations	7.15%
Mortgage-Backed Securities	5.66%
Commercial Mortgage-Backed Securities	2.53%
Preferred Stock	1.14%
Cash, Cash Equivalents, & Other Net Assets	0.52%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Bond 1.75% 08/15/2041	4.87%
U.S. Treasury Note 1.625% 05/15/2031	2.41%
U.S. Treasury Note 0.5% 02/28/2026	2.27%
U.S. Treasury Bond 1.25% 08/15/2031	2.20%
U.S. Treasury Bond 1.125% 02/15/2031	2.11%
U.S. Treasury Note 0.75% 03/31/2026	2.06%
U.S. Treasury Bond 2% 08/15/2051	1.99%
U.S. Treasury Note 0.125% 12/15/2023	1.85%
U.S. Treasury Note 0.25% 09/30/2023	1.55%
Morgan Stanley 1D US SOFR + 1.36% 09/16/2036	1.23%
Top Ten Holdings	22.54%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	26.76%
Banks	15.50%
Mortgage Securities	14.16%
Diversified Finan Serv	5.89%
Pipelines	4.74%
Electric	3.25%
Auto Manufacturers	3.18%
Pharmaceuticals	3.09%
Aerospace/Defense	2.44%
Media	2.23%
Healthcare-Services	1.80%
Retail	1.65%
Airlines	1.64%
Commercial Services	1.49%
Oil & Gas	1.16%
Other Industries (each less than 1%)	10.51%*
Cash Equivalents & Other Net Assets	0.51%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

48 | October 31, 2021

ALPS | Smith Credit Opportunities Fund

Performance Update	October 31, 2021 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2021)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class I	7.83%	6.78%	1.02%	0.90%
Investor (NAV)	7.63%	6.53%	1.32%	1.20%
Class A (NAV)	7.65%	6.55%	1.32%	1.20%
Class A (MOP)	5.22%	4.42%
Class C (NAV)	6.88%	5.80%	2.02%	1.90%
Class C (CDSC)	5.88%	5.80%
50% Bloomberg US Aggregate Index / 50% Bloomberg US Corporate High Yield Index[1,2]	4.91%	3.93%
Bloomberg US Aggregate Bond Index	-0.48%	-1.00%
Bloomberg US Corporate High Yield Bond Index	10.53%	9.02%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 2.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

49 | October 31, 2021

ALPS | Smith Credit Opportunities Fund

Performance Update	October 31, 2021 (Unaudited)

[1]	Bloomberg US Aggregate Bond Index: provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	Bloomberg US Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of September 15, 2020. The Fund has limited operating history.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2022. Please see the prospectus dated February 28, 2021 for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bond	86.74%
Government Bond	3.73%
Preferred Stock	3.65%
Exchange Traded Funds	2.25%
Common Stock	1.25%
Mortgage-Backed Securities	0.79%
Collateralized Mortgage Obligations	0.23%
Cash, Cash Equivalents, & Other Net Assets	1.36%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

U.S. Treasury Bond 1.75% 08/15/2041	3.21%
Invesco Senior Loan ETF	2.25%
SVB Financial Group 10Y US TI + 3.064% 12/31/2049	2.15%
Bausch Health Cos., Inc. 6.125% 04/15/2025	1.97%
Scripps Escrow II, Inc. 5.375% 01/15/2031	1.69%
Qurate Retail, Inc. 8% 03/15/2031	1.53%
Nissan Motor Co., Ltd. 4.81% 09/17/2030	1.52%
Ford Motor Co. 9% 04/22/2025	1.47%
ROBLOX Corp. 3.875% 05/01/2030	1.46%
OWL Rock Core Income Corp. 3.125% 09/23/2026	1.43%
Top Ten Holdings	18.68%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Banks	11.91%
Diversified Finan Serv	9.84%
Retail	6.52%
Pipelines	5.97%
Commercial Services	4.91%
Auto Manufacturers	4.82%
Media	4.55%
Real Estate	3.89%
Sovereign	3.73%
Investment Companies	2.97%
Lodging	2.93%
Airlines	2.87%
Software	2.72%
Pharmaceuticals	2.65%
Home Builders	2.54%
Integrated Utilities	2.25%
REITS	2.25%
Aerospace/Defense	2.02%
Electric	1.93%
Oil & Gas	1.91%
Food	1.55%
Advertising	1.30%
Engineering & Construction	1.16%
Machinery-Diversified	1.12%
Other Industries (each less than 1%)	10.33%*
Cash Equivalents & Other Net Assets	1.36%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

50 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Performance Update	October 31, 2021 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2021)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class I	24.28%	20.05%	1.03%	0.85%
Investor (NAV)	23.95%	19.74%	1.33%	1.15%
Class A (NAV)	23.96%	19.77%	1.33%	1.15%
Class A (MOP)	19.95%	16.26%
Class C (NAV)	22.93%	18.93%+	2.03%	1.85%
Class C (CDSC)	21.93%	18.93%
55% Bloomberg U.S. 1000 TR Index / 45% Bloomberg U.S. Aggregate Bond Index[1,3]	22.20%	17.31%
55% Russell 1000 Index TR / 45% Bloomberg U.S. Aggregate Bond Index[2,3]	22.10%	17.16%
Bloomberg U.S. Aggregate Bond Index	-0.48%	-1.00%
Russell 1000® Index TR	43.51%	33.77%
Bloomberg U.S. 1000 TR Index	43.72%	34.06%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 3.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $500 thousand or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

51 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Performance Update	October 31, 2021 (Unaudited)

[1]	Effective February 1, 2021, the Bloomberg U.S. 1000 TR Index replaced the Russell 1000 Index TR component. The Bloomberg U.S. 1000 Total Return Index is a float market-cap weighted benchmark of the 1000 most highly capitalized US companies. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Russell 1000 Index Total Return is a stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index, which represent about 90% of the total market capitalization of the index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[3]	Bloomberg U.S. Aggregate Bond Index: provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of September 15, 2020. The Fund has limited operating history.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2022. Please see the prospectus dated February 28, 2021 for additional information.

+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Common Stock	60.49%
Corporate Bond	14.73%
Government Bond	13.44%
Collateralized Mortgage Obligations	3.66%
Mortgage-Backed Securities	2.41%
Preferred Stock	0.33%
Commercial Mortgage-Backed Securities	0.06%
Cash, Cash Equivalents, & Other Net Assets	4.88%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Top Ten Holdings (as a % of Net Assets) †

Microsoft Corp.	2.85%
JPMorgan Chase & Co.	2.64%
Alphabet, Inc.	2.57%
UnitedHealth Group, Inc.	2.54%
Apple, Inc.	2.46%
U.S. Treasury Bond 1.75% 08/15/2041	2.05%
Costco Wholesale Corp.	1.66%
Amazon.com, Inc.	1.51%
Enbridge, Inc.	1.47%
Prudential Financial, Inc.	1.34%
Top Ten Holdings	21.09%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	13.45%
Banks	8.00%
Retail	6.67%
Diversified Finan Serv	6.07%
Internet	5.55%
Software	5.53%
Mortgage Securities	5.14%
Healthcare-Services	4.81%
Semiconductors	3.53%
Healthcare-Products	3.41%
Pipelines	2.81%
Computers	2.55%
Transportation	2.28%
Pharmaceuticals	1.91%
Auto Manufacturers	1.76%
Oil&Gas	1.60%
Chemicals	1.51%
Media	1.36%
Leisure Time	1.35%
Insurance	1.34%
Electric	1.26%
Aerospace/Defense	1.26%
Machinery-Diversified	1.23%
REITS	1.21%
Commercial Services	1.07%
Other Industries (each less than 1%)	8.46%*
Cash Equivalents & Other Net Assets	4.88%
Total	100.00%

*	See Statement of Investments for detailed breakout of other industries.

52 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (0.37%)
Fannie Mae
Series 1992-180, Class F,
1M US L + 1.15%, 10/25/2022(a)	$3,477	$3,490
Series 1992-49, Class L,
7.000%, 04/25/2022	5,003	5,045
Series 1992-52, Class FD,
1M US L + 0.02%, 09/25/2022(a)	1,179	1,175
Series 1992-62, Class FA,
1M US L + 0.90%, 10/25/2022(a)	8,724	8,712
Series 1992-73, Class FC,
1M US L + 0.75%, 05/25/2022(a)	373	373
Series 1992-89, Class FB,
1M US L + 0.50%, 06/25/2022(a)	310	310
Series 1993-184, Class M,
–%, 09/25/2023(b)	7,315	7,232
Series 1993-189, Class FB,
10Y US TI + -0.65%, 10/25/2023(a)	4,217	4,170
Series 1993-230, Class FA,
1M US L + 0.60%, 12/25/2023(a)	24,251	24,184
Series 1993-255, Class E,
7.100%, 12/25/2023	29,552	31,060
Series 1993-27, Class FC,
1M US L + 0.90%, 08/25/2023(a)	1,490	1,489
Series 1993-31, Class PN,
7.000%, 09/25/2023	61,749	64,270
Series 1993-97, Class FA,
1M US L + 1.25%, 05/25/2023(a)	3,887	3,872
Series 1994-18, Class FA,
1M US L + 0.60%, 02/25/2024(a)	9,332	9,360
Series 1994-22, Class F,
1M US L + 1.20%, 01/25/2024(a)	60,091	60,557
Series 1994-3, Class FA,
1M US L + 0.65%, 03/25/2024(a)	3,660	3,671
Series 1994-3, Class FB,
1M US L + 0.65%, 01/25/2024(a)	21,356	21,428
Series 1994-61, Class E,
7.500%, 04/25/2024	27,445	28,868
Series 1994-75, Class K,
7.000%, 04/25/2024	17,924	18,974
Series 1994-77, Class FB,
1M US L + 1.50%, 04/25/2024(a)	63,428	64,141
Series 1997-12, Class FA,
1M US L + 1.00%, 04/18/2027(a)	24,148	24,475
Series 1997-49, Class F,
1M US L + 0.50%, 06/17/2027(a)	33,447	33,579
Series 2003-39, Class PG,
5.500%, 05/25/2023	21,056	21,550
Series 2003-49, Class YC,
4.000%, 06/25/2023	11,303	11,485
Series 2004-53, Class NC,
5.500%, 07/25/2024	9,275	9,571
Series 2004-95, Class AK,
5.500%, 01/25/2025	16,140	17,001
	Principal Amount	Value (Note 2)
Series 2005-121, Class DY,
5.500%, 01/25/2026	$16,501	$17,438
Series 2006-22, Class CE,
4.500%, 08/25/2023	12,052	12,364
Series 2011-141, Class CA,
2.000%, 12/25/2025	1,087	1,087
Series 2011-40, Class KA,
3.500%, 03/25/2026	76,321	79,632
Series 2011-44, Class EB,
3.000%, 05/25/2026	29,399	30,473
Series 2011-61, Class B,
3.000%, 07/25/2026	49,475	51,351
Series 2011-80, Class KB,
3.500%, 08/25/2026	57,333	60,207
Series 2012-1, Class GB,
2.000%, 02/25/2022	74	74
Series 2012-22, Class ND,
2.000%, 12/25/2026	95,570	97,382
Series 2012-47, Class HA,
1.500%, 05/25/2027	66,093	66,777
		896,827
Freddie Mac
Series 1992-1242, Class C,
1M US L + 0.55%, 04/15/2022(a)	622	622
Series 1993-1487, Class O,
1M US L + 0.75%, 03/15/2023(a)	6,256	6,273
Series 1993-1534, Class J,
1M US L + 0.90%, 06/15/2023(a)	9,039	9,077
Series 1993-1560, Class Z,
7.000%, 08/15/2023	10,077	10,445
Series 1993-1567, Class A,
1M US L + 0.40%, 08/15/2023(a)	36,547	36,523
Series 1993-1584, Class L,
6.500%, 09/15/2023	16,849	17,617
Series 1993-1602, Class PJ,
6.500%, 10/15/2023	19,969	20,749
Series 1993-1611, Class Z,
6.500%, 11/15/2023	10,449	10,986
Series 1993-1628, Class LZ,
6.500%, 12/15/2023	6,317	6,625
Series 1993-1630, Class PK,
6.000%, 11/15/2023	11,699	12,227
Series 1993-1632, Class FB,
1M US L + 1.20%, 11/15/2023(a)	14,269	14,371
Series 1993-1636, Class F,
1M US L + 0.65%, 11/15/2023(a)	11,281	11,316
Series 1993-21, Class F,
1M US L + 0.50%, 10/25/2023(a)	13,672	13,696
Series 1993-24, Class FJ,
1M US L + 0.50%, 11/25/2023(a)	61,950	62,057
Series 1994-1673, Class FB,
10Y US TI + -0.50%, 02/15/2024(a)	5,059	5,026
Series 1994-1699, Class FB,
1M US L + 1.00%, 03/15/2024(a)	8,297	8,305

See Notes to Financial Statements.

53 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 1994-1707, Class F,
1M US L + 0.70%, 03/15/2024(a)	$12,366	$12,411
Series 1994-1730, Class Z,
7.000%, 05/15/2024	28,955	30,746
Series 1994-1744, Class FD,
1M US L + 1.98%, 08/15/2024(a)	35,057	35,716
Series 1994-32, Class PN,
7.500%, 04/25/2024	102,857	108,183
Series 1994-43, Class PH,
6.500%, 10/17/2024	38,311	40,139
Series 1996-1810, Class D,
6.000%, 02/15/2026	18,153	19,277
Series 1996-1885, Class FA,
1M US L + 0.45%, 09/15/2026(a)	6,716	6,734
Series 1997-1983, Class Z,
6.500%, 12/15/2023	10,626	11,168
Series 2002-2528, Class KM,
5.500%, 11/15/2022	17,452	17,752
Series 2003-2595, Class GC,
5.500%, 04/15/2023	23,441	23,980
Series 2003-2634, Class PT,
5.000%, 06/15/2023	7,204	7,340
Series 2004-2877, Class AL,
5.000%, 10/15/2024	3,441	3,566
Series 2005-3005, Class ED,
5.000%, 07/15/2025	64,466	67,880
Series 2006-3104, Class DH,
5.000%, 01/15/2026	34,672	36,736
Series 2009-3575, Class EB,
4.000%, 09/15/2024	13,241	13,644
Series 2010-3661, Class B,
4.000%, 04/15/2025	31,234	32,390
Series 2010-3710, Class MG,
4.000%, 08/15/2025(c)	23,401	25,052
Series 2010-3779, Class KJ,
2.750%, 11/15/2025	40,058	41,151
Series 2011-3822, Class VE,
4.000%, 05/15/2022	81,605	82,253
Series 2011-3829, Class BE,
3.500%, 03/15/2026	20,296	21,250
Series 2011-3845, Class FQ,
1M US L + 0.25%, 02/15/2026(a)	3,136	3,134
Series 2011-3872, Class ND,
2.000%, 12/15/2021	0	0
Series 2011-3907, Class FM,
1M US L + 0.35%, 05/15/2026(a)	11,732	11,738
Series 2011-3945, Class BJ,
2.000%, 03/15/2026	14,968	15,026
Series 2012-4003, Class BG,
2.000%, 10/15/2026	56,197	57,363
Series 2013-4177, Class NB,
1.500%, 03/15/2028	30,170	30,464
		1,001,008
	Principal Amount	Value (Note 2)
Ginnie Mae
Series 2010-101, Class GU,
4.000%, 08/20/2025(c)	$25,380	$26,631
Series 2013-53, Class KN,
1.500%, 08/20/2025	27,165	27,488
		54,119
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,929,801)		1,951,954

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.19%)

Fannie Mae-Aces
Series 2012-M10, Class AFL,
1M US L + 0.45%, 09/25/2022(a)	42,140	42,146
Series 2013-M14, Class APT,
2.553%, 04/25/2023(a)	19,471	19,822
Series 2013-M3, Class A2,
2.509%, 11/25/2022(a)	264,793	267,924
Series 2016-M13, Class FA,
1M US L + 0.67%, 11/25/2023(a)	17,786	17,834
Series 2016-M6, Class A1,
2.137%, 05/25/2026	87,983	89,617
		437,343
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2012-K023, Class X1,
1.203%, 08/25/2022(a)	3,601,595	26,905
Series 2013-K026, Class X1,
0.938%, 11/25/2022(a)	5,479,961	43,054
Series 2015-KF07, Class A,
1M US L + 0.29%, 02/25/2025(a)	9,596	9,561
Series 2016-KF14, Class A,
1M US L + 0.65%, 01/25/2023(a)	110,939	111,051
Series 2016-KJ08, Class A2,
2.356%, 08/25/2022	239,174	240,506
Series 2017-K725, Class A1,
2.666%, 05/25/2023	15,979	16,133
Series 2017-K728, Class A2,
3.064%, 08/25/2024(a)	117,000	122,555
		569,765
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $991,210)		1,007,108

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (2.26%)

Fannie Mae Pool
Series 2009-958485,
5.500%, 03/01/2024	2,425,596	2,602,111

See Notes to Financial Statements.

54 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2011-MA0717,
3.500%, 04/01/2026	$24,969	$26,220
Series 2012-471513,
2.900%, 06/01/2022	625,418	628,108
Series 2012-471690,
2.790%, 07/01/2022	154,236	155,187
Series 2012-AM1076,
2.920%, 10/01/2024	234,439	234,437
Series 2013-,
2.490%, 03/01/2023	218,434	222,227
Series 2013-AM4125,
3.740%, 08/01/2023	230,000	238,913
Series 2015-AM9288,
2.930%, 07/01/2025	1,345,597	1,370,623
Series 2016-,
2.910%, 07/01/2026	36,329	38,069
3.210%, 01/01/2026	65,000	67,296
Series 2016-AL8938,
2.480%, 04/01/2022(a)	11,033	11,042
Series 2016-AL8941,
2.819%, 01/01/2024(a)	60,052	61,643
Series 2016-AN1413,
2.490%, 05/01/2026	143,741	150,891
Series 2017-AN5196,
2.910%, 04/01/2024	150,000	151,233
Series 2017-AN6645,
2.600%, 09/01/2024	250,000	253,776
Series 2018-AN8096,
3.020%, 06/01/2024	305,000	305,065
Series 2018-AN8203,
2.950%, 01/01/2025	2,916,503	3,002,344
Series 2018-BL0760,
3.790%, 12/01/2025	590,000	624,015
Series 2019-BL2539,
3.050%, 05/01/2024	140,124	143,415
		10,286,615
Freddie Mac Gold Pool
Series 2012-T40090,
3.000%, 05/01/2027	105,085	110,192

Freddie Mac Pool
Series 2017-WN2000,
2.700%, 08/01/2023	1,395,915	1,400,415

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $11,910,236)		11,797,222

CORPORATE BONDS (79.69%)

Aerospace & Defense (4.25%)
Boeing Co.
2.20%, 02/04/2026	5,000,000	5,010,040
Huntington Ingalls Industries, Inc.
0.67%, 08/16/2023(d)	7,500,000	7,479,137
	Principal Amount	Value (Note 2)
Teledyne Technologies, Inc.
0.65%, 04/01/2023	$3,000,000	$2,993,579
0.95%, 04/01/2024	3,000,000	2,998,524
TransDigm, Inc.
8.00%, 12/15/2025(d)	3,500,000	3,727,500
Total Aerospace & Defense		22,208,780
Airlines (0.55%)
Delta Air Lines, Inc.
7.00%, 05/01/2025(d)	2,000,000	2,334,466
Southwest Airlines Co.
4.75%, 05/04/2023	500,000	529,288
Total Airlines		2,863,754
Apparel & Textile Products (0.84%)
Hanesbrands, Inc.
5.38%, 05/15/2025(d)	3,300,000	3,436,125
Ralph Lauren Corp.
1.70%, 06/15/2022	925,000	932,794
Total Apparel & Textile Products		4,368,919
Automobiles Manufacturing (6.33%)
American Honda Finance Corp.
0.65%, 09/08/2023	1,500,000	1,500,831
Ford Motor Co.
8.50%, 04/21/2023	2,695,000	2,958,436
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	465,000	478,369
3M US L + 1.27%, 03/28/2022(a)	1,090,000	1,090,843
General Motors Co.
5.40%, 10/02/2023	2,250,000	2,435,651
General Motors Financial Co., Inc.
1.05%, 03/08/2024	3,750,000	3,742,973
5.10%, 01/17/2024	1,200,000	1,296,732
Hyundai Capital America
0.88%, 06/14/2024(d)	4,000,000	3,956,704
Kia Corp.
1.00%, 04/16/2024(d)	2,850,000	2,839,957
Nissan Motor Acceptance Co. LLC
1.05%, 03/08/2024(d)	2,000,000	1,987,334
1.13%, 09/16/2024(d)	1,000,000	992,420
1.85%, 09/16/2026(d)	1,000,000	976,495
Nissan Motor Co., Ltd.
3.04%, 09/15/2023(d)	4,685,000	4,847,112
Volkswagen Group of America Finance LLC
0.75%, 11/23/2022(d)	1,500,000	1,501,382
0.88%, 11/22/2023(d)	2,500,000	2,499,354
Total Automobiles Manufacturing		33,104,593

Banks (5.01%)
CIT Group, Inc.
1D US SOFR + 3.83%,
06/19/2024(a)	3,855,000	4,008,872
Citizens Financial Group, Inc.
4.15%, 09/28/2022(d)	400,000	412,045
Cooperatieve Rabobank UA
3.95%, 11/09/2022	2,686,000	2,776,643

See Notes to Financial Statements.

55 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Danske Bank A/S
5.00%, 01/12/2022(d)	$950,000	$958,076
5.38%, 01/12/2024(d)	250,000	272,383
1Y US TI + 1.03%, 12/08/2023(a)(d)	1,000,000	1,003,092
Discover Bank
3.35%, 02/06/2023	2,110,000	2,176,203
First Horizon Corp.
3.55%, 05/26/2023	500,000	519,205
FNB Corp.
2.20%, 02/24/2023	200,000	202,355
Lloyds Banking Group PLC
1Y US TI + 0.55%, 05/11/2024(a)	2,000,000	1,998,084
National Bank of Canada
1Y US TI + 0.40%, 11/15/2024(a)	3,000,000	2,981,054
NatWest Markets PLC
0.80%, 08/12/2024(d)	1,000,000	990,572
Synchrony Bank
3.00%, 06/15/2022	2,770,000	2,805,822
Synovus Bank/Columbus GA
1D US SOFR + 0.95%,
02/10/2023(a)	2,750,000	2,759,685
Truist Financial Corp.
1D US SOFR + 0.40%,
06/09/2025(a)	2,000,000	2,002,874
Wells Fargo & Co.
4.13%, 08/15/2023	300,000	317,487
Total Banks		26,184,452
Biotechnology (0.19%)
Roche Holdings, Inc.
1D US SOFR + 0.24%,
03/05/2024(a)(d)	1,000,000	1,003,050

Cable & Satellite (0.69%)
Charter Communications Operating LLC / Charter Communications Operating Capital
3M US L + 1.65%, 02/01/2024(a)	3,530,000	3,618,941

Casinos & Gaming (0.23%)
MGM Resorts International
7.75%, 03/15/2022	1,186,000	1,214,168

Chemicals (1.04%)
Avient Corp.
5.75%, 05/15/2025(d)	3,300,000	3,452,625
International Flavors & Fragrances, Inc.
0.70%, 09/15/2022(d)	1,500,000	1,501,590
Westlake Chemical Corp.
0.88%, 08/15/2024	500,000	500,032
Total Chemicals		5,454,247
	Principal Amount	Value (Note 2)
Commercial Finance (3.29%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.65%, 10/29/2024	$3,000,000	$3,007,578
6.50%, 07/15/2025	3,500,000	4,056,462
1D US SOFR + 0.68%,
09/29/2023(a)	2,000,000	2,004,037
Series 3NC1
1.75%, 10/29/2024	5,000,000	5,005,512
Avolon Holdings Funding, Ltd.
2.53%, 11/18/2027(d)	2,343,000	2,301,696
3.63%, 05/01/2022(d)	730,000	738,146
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023(d)	100,000	104,186
Total Commercial Finance		17,217,617

Construction Materials Manufacturing (1.45%)
Carlisle Cos., Inc.
0.55%, 09/01/2023	1,000,000	996,727
Martin Marietta Materials, Inc.
0.65%, 07/15/2023	6,540,000	6,541,510
Total Construction Materials Manufacturing		7,538,237

Consumer Finance (3.67%)
Ally Financial, Inc.
1.45%, 10/02/2023	4,730,000	4,777,926
Capital One Bank USA NA
1D US SOFR + 0.616%,
01/27/2023(a)	300,000	301,069
Capital One Financial Corp.
2.60%, 05/11/2023	400,000	411,281
Fidelity National Information Services, Inc.
0.38%, 03/01/2023	2,000,000	1,994,357
0.60%, 03/01/2024	2,000,000	1,983,181
OneMain Finance Corp.
6.13%, 05/15/2022	2,000,000	2,047,500
8.88%, 06/01/2025	3,802,000	4,115,665
PayPal Holdings, Inc.
1.35%, 06/01/2023	1,000,000	1,013,075
Square, Inc.
2.75%, 06/01/2026(d)	2,500,000	2,530,611
Total Consumer Finance		19,174,665
Consumer Products (0.09%)
Unilever Capital Corp.
0.63%, 08/12/2024	500,000	495,610

Department Stores (0.97%)
Nordstrom, Inc. Series WI
2.30%, 04/08/2024	5,000,000	5,030,750

See Notes to Financial Statements.

56 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Design, Manufacturing & Distribution (0.57%)
SYNNEX Corp.
1.25%, 08/09/2024(d)	$3,000,000	$2,992,118

Diversified Banks (7.34%)
Banco Santander SA
1Y US TI + 0.45%, 06/30/2024(a)	1,000,000	997,373
Bank of America Corp.
1D US SOFR + 0.69%,
04/22/2025(a)	4,000,000	4,031,921
3M BSBY + 0.43%, 05/28/2024(a)	3,000,000	3,008,280
3M US L + 1.021%, 04/24/2023(a)	1,550,000	1,566,854
Barclays PLC
1Y US TI + 0.80%, 12/10/2024(a)	3,000,000	3,001,564
Citigroup, Inc.
4.30%, 11/20/2026	3,268,000	3,628,170
1D US SOFR + 0.669%,
05/01/2025(a)	3,000,000	2,987,575
HSBC Holdings PLC
1D US SOFR + 0.534%,
08/17/2024(a)	2,000,000	1,992,300
1D US SOFR + 0.7075%,
05/24/2025(a)	4,000,000	3,968,040
JPMorgan Chase & Co.
1D US SOFR + 0.535%,
06/01/2025(a)	2,000,000	2,009,312
1D US SOFR + 0.60%,
09/16/2024(a)	2,500,000	2,494,638
1D US SOFR + 1.46%,
06/01/2024(a)	1,500,000	1,519,243
Series FRN
1D US SOFR + 0.58%,
06/23/2025(a)	2,000,000	2,009,101
Mizuho Financial Group, Inc.
0.87% - 1D US SOFR,
09/08/2024(a)	1,000,000	1,000,044
1.25% - 1D US SOFR,
07/10/2024(a)	1,000,000	1,006,984
NatWest Group PLC
6.10%, 06/10/2023	200,000	215,745
1Y US TI + 2.15%, 05/22/2024(a)	1,000,000	1,023,171
Sumitomo Mitsui Financial Group, Inc.
1.40%, 09/17/2026	2,000,000	1,963,521
Total Diversified Banks		38,423,836
Electrical Equipment Manufacturing (0.21%)
Otis Worldwide Corp.
3M US L + 0.45%, 04/05/2023(a)	100,000	100,008
Siemens Financieringsmaatschappij NV
0.40%, 03/11/2023(d)	1,000,000	1,000,225
Total Electrical Equipment Manufacturing		1,100,233

	Principal Amount	Value (Note 2)
Entertainment Content (0.05%)
Fox Corp.
3.67%, 01/25/2022	$250,000	$251,933

Exploration & Production (0.86%)
Diamondback Energy, Inc.
0.90%, 03/24/2023	3,516,000	3,515,999
Pioneer Natural Resources Co.
0.55%, 05/15/2023	1,000,000	997,229
Total Exploration & Production		4,513,228
Financial Services (9.15%)
Ameriprise Financial, Inc.
3.00%, 03/22/2022	250,000	252,578
Bank of New York Mellon Corp. Series J
1D US SOFR + 0.20%,
10/25/2024(a)	5,000,000	4,997,304
Credit Suisse Group AG
3.57%, 01/09/2023(d)	4,038,000	4,060,327
1D US SOFR + 2.044%,
06/05/2026(a)(d)	4,000,000	4,049,831
Goldman Sachs Group, Inc.
0.52%, 03/08/2023	2,000,000	1,997,031
1D US SOFR + 0.49%,
10/21/2024(a)	3,000,000	3,000,962
1D US SOFR + 0.50%,
09/10/2024(a)	2,500,000	2,504,418
3M US L + 1.053%, 06/05/2023(a)	800,000	810,617
Series VAR
1D US SOFR + 0.538%,
11/17/2023(a)	1,865,000	1,863,367
Series FXD
0.48%, 01/27/2023	3,000,000	2,992,813
Intercontinental Exchange, Inc.
0.70%, 06/15/2023	1,350,000	1,351,531
Morgan Stanley
4.88%, 11/01/2022	500,000	521,278
1D US SOFR + 0.525%,
05/30/2025(a)	3,000,000	2,968,600
1D US SOFR + 0.616%,
04/05/2024(a)	2,000,000	1,998,380
Series GMTN
1D US SOFR + 0.509%,
01/22/2025(a)	5,000,000	4,972,187
Nasdaq, Inc.
0.45%, 12/21/2022	2,000,000	1,998,045
National Securities Clearing Corp.
0.40%, 12/07/2023(d)	1,980,000	1,970,581
TD Ameritrade Holding Corp.
3M US L + 0.43%, 11/01/2021(a)	200,000	200,000
UBS AG/London
1.75%, 04/21/2022(d)	700,000	703,661
1D US SOFR + 0.32%,
06/01/2023(a)(d)	1,000,000	1,003,185

See Notes to Financial Statements.

57 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
UBS Group AG
1Y US TI + 0.83%, 07/30/2024(a)(d)	$1,000,000	$1,001,539
USAA Capital Corp.
0.50%, 05/01/2024(d)	2,000,000	1,985,393
1.50%, 05/01/2023(d)	500,000	507,617
Total Financial Services		47,711,245

Food & Beverage (1.48%)
Conagra Brands, Inc.
0.50%, 08/11/2023	2,000,000	1,992,068
Hormel Foods Corp.
0.65%, 06/03/2024	2,000,000	1,994,043
JDE Peet's NV
0.80%, 09/24/2024(d)	1,000,000	988,986
Keurig Dr Pepper, Inc.
0.75%, 03/15/2024	1,000,000	995,644
Lamb Weston Holdings, Inc.
4.63%, 11/01/2024(d)	1,723,000	1,767,195
Total Food & Beverage		7,737,936
Forest & Paper Products Manufacturing (0.33%)
Georgia-Pacific LLC
0.63%, 05/15/2024(d)	1,750,000	1,738,748

Hardware (0.19%)
Dell International LLC / EMC Corp.
7.13%, 06/15/2024	1,000,000	1,017,900

Health Care Facilities & Services (3.15%)
AmerisourceBergen Corp.
0.74%, 03/15/2023	2,000,000	2,001,301
Cigna Corp.
0.61%, 03/15/2024	2,000,000	1,987,773
HCA, Inc.
4.75%, 05/01/2023	2,387,000	2,523,762
5.00%, 03/15/2024	500,000	544,291
Series 1
5.88%, 05/01/2023	1,000,000	1,070,000
Jaguar Holding Co. II / PPD Development LP
4.63%, 06/15/2025(d)	5,170,000	5,376,800
PRA Health Sciences, Inc.
2.88%, 07/15/2026(d)	2,950,000	2,972,214
Total Health Care Facilities & Services		16,476,141
Homebuilders (0.35%)
Forestar Group, Inc.
3.85%, 05/15/2026(d)	1,835,000	1,837,285

Industrial Other (0.66%)
Element Fleet Management Corp.
1.60%, 04/06/2024(d)	1,470,000	1,480,460
Quanta Services, Inc.
0.95%, 10/01/2024	2,000,000	1,984,489
Total Industrial Other		3,464,949

	Principal Amount	Value (Note 2)
Leisure Products Manufacturing (0.77%)
Brunswick Corp.
0.85%, 08/18/2024	$2,000,000	$1,981,882
Mattel, Inc.
3.15%, 03/15/2023	2,000,000	2,050,700
Total Leisure Products Manufacturing		4,032,582
Life Insurance (0.19%)
Security Benefit Global Funding
1.25%, 05/17/2024(d)	1,000,000	1,000,792

Managed Care (0.77%)
Anthem, Inc.
0.45%, 03/15/2023	1,000,000	998,448
Humana, Inc.
0.65%, 08/03/2023	2,000,000	1,998,762
UnitedHealth Group, Inc.
0.55%, 05/15/2024	1,000,000	993,124
Total Managed Care		3,990,334
Medical Equipment & Devices Manufacturing (2.10%)
Illumina, Inc.
0.55%, 03/23/2023	2,000,000	1,994,778
PerkinElmer, Inc.
0.55%, 09/15/2023	2,000,000	1,994,612
Thermo Fisher Scientific, Inc.
0.80%, 10/18/2023	5,000,000	5,002,860
1D US SOFR + 0.53%,
10/18/2024(a)	2,000,000	2,003,371
Total Medical Equipment & Devices Manufacturing		10,995,621
Metals & Mining (1.10%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	5,592,000	5,762,503

Pharmaceuticals (2.41%)
AbbVie, Inc.
2.15%, 11/19/2021	500,000	500,435
2.30%, 11/21/2022	1,286,000	1,308,647
Bausch Health Cos., Inc.
6.13%, 04/15/2025(d)	5,056,000	5,155,957
Viatris, Inc.
1.13%, 06/22/2022(d)	5,635,000	5,655,455
Total Pharmaceuticals		12,620,494

Pipeline (4.15%)
Buckeye Partners LP
4.15%, 07/01/2023	2,897,000	3,001,002
4.35%, 10/15/2024	750,000	785,453
Energy Transfer LP
3.45%, 01/15/2023	1,500,000	1,535,347
4.50%, 04/15/2024	900,000	966,277
5.20%, 02/01/2022	1,524,000	1,524,000
Energy Transfer LP / Regency Energy Finance Corp.
5.88%, 03/01/2022	1,390,000	1,395,973

See Notes to Financial Statements.

58 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Gray Oak Pipeline LLC
2.00%, 09/15/2023(d)	$1,749,000	$1,777,784
Midwest Connector Capital Co. LLC
3.63%, 04/01/2022(d)	6,228,000	6,291,254
3.90%, 04/01/2024(d)	775,000	807,640
TransCanada PipeLines, Ltd.
1.00%, 10/12/2024	1,500,000	1,494,420
Western Midstream Operating LP
4.35%, 02/01/2025	250,000	262,188
3M US L + 2.10%, 01/13/2023(a)	1,849,000	1,835,458
Total Pipeline		21,676,796
Power Generation (0.75%)
Alexander Funding Trust
1.84%, 11/15/2023(d)	3,369,000	3,423,781
NRG Energy, Inc.
2.00%, 12/02/2025(d)	500,000	505,922
Total Power Generation		3,929,703
Publishing & Broadcasting (0.30%)
Nexstar Media, Inc.
5.63%, 07/15/2027(d)	1,500,000	1,584,375

Real Estate (0.63%)
GLP Capital LP / GLP Financing II, Inc.
5.38%, 11/01/2023	1,220,000	1,310,738
Public Storage
1D US SOFR + 0.47%,
04/23/2024(a)	2,000,000	2,001,804
Total Real Estate		3,312,542
Refining & Marketing (0.95%)
HollyFrontier Corp.
2.63%, 10/01/2023	3,009,000	3,096,606
Phillips 66
3M US L + 0.62%, 02/15/2024(a)	1,865,000	1,865,427
Total Refining & Marketing		4,962,033
Restaurants (0.25%)
Yum! Brands, Inc.
7.75%, 04/01/2025(d)	1,250,000	1,330,875

Retail - Consumer Discretionary (0.25%)
QVC, Inc.
4.38%, 03/15/2023	1,250,000	1,298,438

Semiconductors (1.85%)
Analog Devices, Inc.
1D US SOFR + 0.25%,
10/01/2024(a)	2,000,000	2,002,916
Marvell Technology, Inc.
4.20%, 06/22/2023(d)	2,000,000	2,100,951
Microchip Technology, Inc.
0.97%, 02/15/2024(d)	1,000,000	994,243
Skyworks Solutions, Inc.
0.90%, 06/01/2023	2,000,000	2,000,583
	Principal Amount	Value (Note 2)
TSMC Arizona Corp.
1.75%, 10/25/2026	$2,550,000	$2,565,287
Total Semiconductors		9,663,980
Software & Services (1.46%)
Intuit, Inc.
0.65%, 07/15/2023	1,000,000	1,001,354
Nielsen Co. Luxembourg SARL
5.00%, 02/01/2025(d)	2,185,000	2,227,334
Roper Technologies, Inc.
0.45%, 08/15/2022	1,365,000	1,365,286
salesforce.com, Inc.
0.63%, 07/15/2024	1,000,000	998,405
VMware, Inc.
0.60%, 08/15/2023	2,000,000	1,997,015
Total Software & Services		7,589,394
Supermarkets & Pharmacies (0.88%)
7-Eleven, Inc.
0.63%, 02/10/2023(d)	500,000	499,325
0.80%, 02/10/2024(d)	3,350,000	3,327,736
3M US L + 0.45%, 08/10/2022(a)(d)	750,000	750,160
Total Supermarkets & Pharmacies		4,577,221
Transportation & Logistics (0.38%)
PACCAR Financial Corp.
0.35%, 08/11/2023	1,000,000	996,091
0.80%, 06/08/2023	1,000,000	1,002,962
Total Transportation & Logistics		1,999,053
Utilities (4.95%)
Atmos Energy Corp.
3M US L + 0.38%, 03/09/2023(a)	1,795,000	1,795,358
Black Hills Corp.
1.04%, 08/23/2024	3,000,000	2,993,666
CenterPoint Energy Resources Corp.
0.70%, 03/02/2023	500,000	498,778
Duke Energy Progress LLC
Series A
3M US L + 0.18%, 02/18/2022(a)	500,000	499,964
Exelon Corp.
3.50%, 06/01/2022	435,000	441,224
NextEra Energy Capital Holdings, Inc.
0.65%, 03/01/2023	5,000,000	5,007,391
ONE Gas, Inc.
0.85%, 03/11/2023	3,000,000	3,000,829
1.10%, 03/11/2024	1,000,000	996,270
Pacific Gas and Electric Co.
1.37%, 03/10/2023	1,000,000	996,974
3M US L + 1.38%, 11/15/2021(a)	4,635,000	4,635,469
Southern California Edison Co.
Series J
0.70%, 08/01/2023	2,000,000	1,995,916
WEC Energy Group, Inc.
0.80%, 03/15/2024	3,000,000	2,990,327
Total Utilities		25,852,166

See Notes to Financial Statements.

59 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Waste & Environment Services & Equipment (0.40%)
GFL Environmental, Inc.
5.13%, 12/15/2026(d)	$1,991,000	$2,083,084

Wireless Telecommunications Services (0.86%)
AT&T, Inc.
0.90%, 03/25/2024	2,000,000	2,000,395
Sprint Corp.
7.88%, 09/15/2023	2,239,000	2,485,290
Total Wireless Telecommunications Services		4,485,685
Wireline Telecommunications Services (1.35%)
Lumen Technologies, Inc.
Series T
5.80%, 03/15/2022	5,000,000	5,063,149
NTT Finance Corp.
0.37%, 03/03/2023(d)	2,000,000	1,998,250
Total Wireline Telecommunications Services		7,061,399
TOTAL CORPORATE BONDS
(Cost $416,050,081)		416,552,405

GOVERNMENT BONDS (15.87%)

U.S. Treasury Bonds (15.87%)
United States Treasury Notes
0.13%, 03/31/2023	6,206,000	6,189,637
0.13%, 05/31/2023	9,473,000	9,437,291
0.13%, 06/30/2023	9,534,000	9,493,592
0.13%, 07/31/2023	9,747,000	9,697,504
0.13%, 08/31/2023	16,874,000	16,778,424
0.25%, 06/15/2023	11,214,000	11,191,441
0.25%, 09/30/2023	15,000,000	14,940,234
0.63%, 10/15/2024	5,200,000	5,180,500
Total U.S. Treasury Bonds		82,908,623

TOTAL GOVERNMENT BONDS
(Cost $83,130,260)		82,908,623

MUNICIPAL BONDS (0.18%)

City & County of San Francisco CA
1.55%, 06/15/2022	150,000	151,118
New York State Dormitory Authority
0.17%, 03/15/2022	510,000	509,995
2.81%, 02/15/2022	150,000	151,128
New York State Urban Development Corp.
2.10%, 03/15/2022	150,000	151,052
Total General Government		963,293

TOTAL MUNICIPAL BONDS
(Cost $962,235)		963,293

7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.11%)
Money Market Fund (0.11%)
Morgan Stanley
Institutional Liquidity Funds - Government Portfolio	0.030%	594,676	$594,676

TOTAL SHORT TERM INVESTMENTS
(Cost $594,676)			594,676

TOTAL INVESTMENTS (98.67%)
(Cost $515,568,499)			$515,775,281

Other Assets In Excess Of Liabilities (1.33%)			6,973,631

NET ASSETS (100.00%)			$522,748,912

Investment Abbreviations:

BSBY - Bloomberg Short-Term Bank Yield

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2021 was 0.09%

3M US L - 3 Month LIBOR as of October 31, 2021 was 0.13%

1D US SOFR - 1 Day SOFR as of October 31, 2021 was 0.05%

3M BSBY - 3 Month BSBY as of October 31, 2021 was 0.16%

1Y US TI - 1 Year US Treasury Bill as of October 31, 2021 was 0.15%

10Y US TI - 10 Year US Treasury Index as of October 31, 2021 was 1.55%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Issued with zero coupon.

(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of October 31, 2021.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, the aggregate market value of those securities was $128,797,141, representing 24.64% of net assets.

See Notes to Financial Statements.

60 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (7.15%)
Fannie Mae
Series 1993-31, Class PN,
7.000%, 09/25/2023	$123,498	$128,539
Series 1997-22, Class F,
0.636%, 03/25/2027(a)	10,232	10,241
Series 1997-76, Class FO,
1M US L + 0.50%,
09/17/2027(a)	19,368	19,430
Series 1999-58, Class F,
1M US L + 0.40%,
11/18/2029(a)	55,502	55,668
Series 2000-40, Class FA,
1M US L + 0.50%,
07/25/2030(a)	19,199	19,092
Series 2000-45, Class F,
1M US L + 0.45%,
12/25/2030(a)	21,830	21,931
Series 2001-27, Class F,
1M US L + 0.50%,
06/25/2031(a)	15,342	15,416
Series 2001-29, Class Z,
6.500%, 07/25/2031	57,275	65,230
Series 2001-51, Class OD,
6.500%, 10/25/2031	38,618	40,723
Series 2001-52, Class XZ,
6.500%, 10/25/2031	33,743	39,088
Series 2001-59, Class F,
1M US L + 0.60%,
11/25/2031(a)	124,247	125,725
Series 2001-60, Class OF,
1M US L + 0.95%,
10/25/2031(a)	15,667	16,042
Series 2001-63, Class FD,
1M US L + 0.60%,
12/18/2031(a)	17,529	17,667
Series 2001-63, Class TC,
6.000%, 12/25/2031	25,108	28,544
Series 2001-68, Class PH,
6.000%, 12/25/2031	21,614	24,521
Series 2001-71, Class FE,
1M US L + 0.65%,
11/25/2031(a)	86,828	87,928
Series 2001-71, Class FS,
1M US L + 0.60%,
11/25/2031(a)	71,008	70,308
Series 2001-81, Class GE,
6.000%, 01/25/2032	17,851	20,341
Series 2002-11, Class JF,
1M US L + 0.73%,
03/25/2032(a)	55,518	56,377
Series 2002-12, Class FH,
1M US L + 1.05%,
01/25/2032(a)	61,937	63,415
	Principal Amount	Value (Note 2)
Series 2002-13, Class FE,
1M US L + 0.90%,
03/25/2032(a)	$64,900	$65,983
Series 2002-16, Class TM,
7.000%, 04/25/2032	14,899	17,305
Series 2002-17, Class JF,
1M US L + 1.00%,
04/25/2032(a)	33,688	34,463
Series 2002-18, Class FD,
1M US L + 0.80%,
02/25/2032(a)	58,188	59,280
Series 2002-23, Class FA,
1M US L + 0.90%,
04/25/2032(a)	52,144	53,391
Series 2002-34, Class EO,
–%, 05/18/2032(b)	60,913	58,955
Series 2002-36, Class FS,
1M US L + 0.50%,
06/25/2032(a)	45,338	45,493
Series 2002-44, Class FJ,
1M US L + 1.00%,
04/25/2032(a)	92,026	94,158
Series 2002-47, Class FC,
1M US L + 0.60%,
11/25/2031(a)	16,960	17,126
Series 2002-48, Class F,
1M US L + 1.00%,
07/25/2032(a)	57,184	58,520
Series 2002-49, Class FC,
1M US L + 1.00%,
11/18/2031(a)	35,130	35,958
Series 2002-60, Class FV,
1M US L + 1.00%,
04/25/2032(a)	125,047	127,956
Series 2002-63, Class EZ,
6.000%, 10/25/2032	10,798	12,551
Series 2002-68, Class AF,
1M US L + 1.00%,
10/25/2032(a)	25,194	25,782
Series 2002-7, Class FC,
1M US L + 0.75%,
01/25/2032(a)	72,227	73,443
Series 2002-71, Class AQ,
4.000%, 11/25/2032	61,853	65,886
Series 2002-8, Class FA,
1M US L + 0.75%,
03/18/2032(a)	21,210	21,628
Series 2002-80, Class CZ,
4.500%, 09/25/2032	93,905	107,736
Series 2002-9, Class FW,
1M US L + 0.55%,
03/25/2032(a)	17,627	17,590
Series 2002-91, Class F,
1M US L + 0.55%,
01/25/2033(a)	26,178	26,414

See Notes to Financial Statements.

61 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2003-107, Class FD,
1M US L + 0.50%,
11/25/2033(a)	$16,539	$16,677
Series 2003-110, Class CK,
3.000%, 11/25/2033	31,436	32,898
Series 2003-116, Class FA,
1M US L + 0.40%,
11/25/2033(a)	36,403	36,602
Series 2003-119, Class FH,
1M US L + 0.50%,
12/25/2033(a)	43,817	43,974
Series 2003-119, Class ZP,
4.000%, 12/25/2033	61,355	65,708
Series 2003-128, Class MF,
1M US L + 0.60%,
01/25/2034(a)	72,220	73,290
Series 2003-131, Class CH,
5.500%, 01/25/2034	100,600	113,453
Series 2003-134, Class FC,
1M US L + 0.60%,
12/25/2032(a)	38,572	39,221
Series 2003-14, Class AP,
4.000%, 03/25/2033	127,242	132,086
Series 2003-14, Class AN,
3.500%, 03/25/2033	84,828	88,072
Series 2003-19, Class MB,
4.000%, 05/25/2031	48,224	52,185
Series 2003-21, Class OG,
4.000%, 01/25/2033	42,782	45,383
Series 2003-22, Class BZ,
6.000%, 04/25/2033	27,337	31,011
Series 2003-27, Class EK,
5.000%, 04/25/2033	35,384	40,117
Series 2003-30, Class JQ,
5.500%, 04/25/2033	36,188	40,687
Series 2003-32, Class UJ,
5.500%, 05/25/2033	52,062	58,073
Series 2003-41, Class OZ,
3.750%, 05/25/2033	124,940	132,970
Series 2003-42, Class JH,
5.500%, 05/25/2033	99,562	110,142
Series 2003-46, Class PJ,
5.500%, 06/25/2033	42,770	48,470
Series 2003-47, Class PE,
5.750%, 06/25/2033	52,552	59,371
Series 2003-64, Class ZC,
5.000%, 07/25/2033	38,364	42,811
Series 2003-64, Class JK,
3.500%, 07/25/2033	61,040	65,759
Series 2003-71, Class HD,
5.500%, 08/25/2033	202,532	225,136
Series 2003-76, Class EZ,
5.000%, 08/25/2033	177,317	197,786
Series 2003-94, Class CE,
5.000%, 10/25/2033	14,868	15,966
	Principal Amount	Value (Note 2)
Series 2004-101, Class TB,
5.500%, 01/25/2035	$149,676	$169,691
Series 2004-14, Class QB,
5.250%, 03/25/2034	192,000	217,232
Series 2004-17, Class BA,
6.000%, 04/25/2034	118,388	146,127
Series 2004-17, Class DZ,
5.500%, 04/25/2034	32,284	35,502
Series 2004-26, Class CG,
4.500%, 08/25/2033	12,878	13,245
Series 2004-36, Class CB,
5.000%, 05/25/2034	137,422	152,076
Series 2004-36, Class FA,
1M US L + 0.40%,
05/25/2034(a)	36,765	36,968
Series 2004-53, Class FC,
1M US L + 0.45%,
07/25/2034(a)	240,015	241,527
Series 2004-54, Class FL,
1M US L + 0.40%,
07/25/2034(a)	170,148	171,619
Series 2004-60, Class AC,
5.500%, 04/25/2034	108,000	119,677
Series 2004-68, Class LC,
5.000%, 09/25/2029	51,676	57,000
Series 2004-77, Class AY,
4.500%, 10/25/2034	22,682	24,986
Series 2004-82, Class HK,
5.500%, 11/25/2034	64,347	73,666
Series 2004-92, Class TB,
5.500%, 12/25/2034	106,380	120,921
Series 2005-110, Class MP,
5.500%, 12/25/2035	29,560	32,804
Series 2005-120, Class FE,
1M US L + 0.52%,
01/25/2036(a)	30,147	30,642
Series 2005-122, Class PY,
6.000%, 01/25/2036	324,000	373,653
Series 2005-17, Class EX,
5.250%, 03/25/2035	25,000	28,401
Series 2005-17, Class EZ,
4.500%, 03/25/2035	147,982	155,237
Series 2005-29, Class ZA,
5.500%, 04/25/2035	82,115	93,533
Series 2005-3, Class CH,
5.250%, 02/25/2035	94,255	106,222
Series 2005-35, Class DZ,
5.000%, 04/25/2035	180,727	201,799
Series 2005-48, Class TD,
5.500%, 06/25/2035	154,642	176,013
Series 2005-59, Class DF,
1M US L + 0.20%,
05/25/2035(a)	2,864	2,869
Series 2005-62, Class JE,
5.000%, 06/25/2035	53,329	54,594
See Notes to Financial Statements.

62 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2005-62, Class ZD,
5.000%, 06/25/2035	$112,955	$118,391
Series 2005-62, Class GZ,
5.750%, 07/25/2035	495,946	575,975
Series 2005-62, Class JC,
5.000%, 05/25/2035	5,804	5,933
Series 2005-64, Class PL,
5.500%, 07/25/2035	115,091	128,582
Series 2005-68, Class PG,
5.500%, 08/25/2035	40,698	45,865
Series 2005-68, Class BE,
5.250%, 08/25/2035	97,000	108,619
Series 2005-68, Class CZ,
5.500%, 08/25/2035	414,479	465,761
Series 2005-69, Class GZ,
4.500%, 08/25/2035	52,864	55,185
Series 2005-7, Class MZ,
4.750%, 02/25/2035	77,887	82,800
Series 2005-70, Class KP,
5.000%, 06/25/2035	65,703	74,359
Series 2005-70, Class NA,
5.500%, 08/25/2035	17,341	19,520
Series 2005-72, Class FB,
1M US L + 0.25%,
08/25/2035(a)	22,141	22,090
Series 2005-79, Class DB,
5.500%, 09/25/2035	96,978	108,046
Series 2005-83, Class QP,
17.394% - 1M US L,
11/25/2034(a)	248,499	280,895
Series 2005-84, Class XM,
5.750%, 10/25/2035	71,183	79,693
Series 2005-89, Class F,
1M US L + 0.30%,
10/25/2035(a)	28,295	28,515
Series 2005-99, Class FA,
1M US L + 0.30%,
11/25/2035(a)	42,193	42,301
Series 2005-99, Class ZA,
5.500%, 12/25/2035	107,779	138,152
Series 2006-112, Class QC,
5.500%, 11/25/2036	26,765	30,807
Series 2006-114, Class HE,
5.500%, 12/25/2036	118,874	136,592
Series 2006-115, Class EF,
1M US L + 0.36%,
12/25/2036(a)	20,977	21,173
Series 2006-16, Class HZ,
5.500%, 03/25/2036	445,421	504,555
Series 2006-39, Class EF,
1M US L + 0.40%,
05/25/2036(a)	20,586	20,733
Series 2006-46, Class UD,
5.500%, 06/25/2036	33,000	38,965
	Principal Amount	Value (Note 2)
Series 2006-48, Class TF,
1M US L + 0.40%,
06/25/2036(a)	$46,790	$47,268
Series 2006-48, Class DZ,
6.000%, 06/25/2036	80,514	114,790
Series 2006-56, Class F,
1M US L + 0.30%,
07/25/2036(a)	16,559	16,636
Series 2006-63, Class QH,
5.500%, 07/25/2036	39,398	44,362
Series 2006-71, Class ZH,
6.000%, 07/25/2036	55,716	64,815
Series 2006-95, Class FH,
1M US L + 0.45%,
10/25/2036(a)	37,668	38,166
Series 2007-100, Class YF,
1M US L + 0.55%,
10/25/2037(a)	21,186	21,606
Series 2007-109, Class GF,
1M US L + 0.68%,
12/25/2037(a)	63,883	65,473
Series 2007-111, Class FC,
1M US L + 0.60%,
12/25/2037(a)	43,873	44,605
Series 2007-117, Class FM,
1M US L + 0.70%,
01/25/2038(a)	64,909	66,587
Series 2007-12, Class ZA,
6.000%, 03/25/2037	145,942	177,095
Series 2007-14, Class GZ,
5.500%, 03/25/2037	314,827	360,049
Series 2007-30, Class MB,
4.250%, 04/25/2037	84,666	89,318
Series 2007-33, Class HE,
5.500%, 04/25/2037	53,656	61,303
Series 2007-34, Class F,
1M US L + 0.39%,
04/25/2037(a)	34,494	34,847
Series 2007-41, Class FA,
1M US L + 0.40%,
05/25/2037(a)	25,965	26,196
Series 2007-5, Class PD,
02/25/2037	344,206	355,431
Series 2007-51, Class PB,
5.500%, 06/25/2037	32,000	35,556
Series 2007-51, Class CP,
5.500%, 06/25/2037	36,808	41,802
Series 2007-55, Class PH,
6.000%, 06/25/2047	496,107	584,657
Series 2007-57, Class FA,
1M US L + 0.23%,
06/25/2037(a)	32,044	32,127
Series 2007-6, Class FC,
1M US L + 0.42%,
02/25/2037(a)	48,663	49,138

See Notes to Financial Statements.

63 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2007-63, Class FC,
1M US L + 0.35%,
07/25/2037(a)	$28,326	$28,517
Series 2007-65, Class KF,
1M US L + 0.38%,
07/25/2037(a)	53,580	54,126
Series 2007-65, Class ZE,
5.500%, 07/25/2037	175,873	195,040
Series 2007-70, Class FA,
1M US L + 0.35%,
07/25/2037(a)	35,781	36,011
Series 2007-77, Class JE,
6.000%, 08/25/2037	477,224	535,090
Series 2007-85, Class FC,
1M US L + 0.54%,
09/25/2037(a)	128,636	130,467
Series 2007-85, Class FL,
1M US L + 0.54%,
09/25/2037(a)	44,895	45,752
Series 2007-86, Class FA,
1M US L + 0.45%,
09/25/2037(a)	40,868	41,226
Series 2007-9, Class FB,
1M US L + 0.35%,
03/25/2037(a)	32,639	33,055
Series 2008-18, Class FA,
1M US L + 0.90%,
03/25/2038(a)	175,629	179,979
Series 2008-24, Class WD,
5.500%, 02/25/2038	124,095	146,233
Series 2008-25, Class EF,
1M US L + 0.95%,
04/25/2038(a)	56,783	58,367
Series 2008-46, Class LA,
5.500%, 06/25/2038	12,961	14,737
Series 2008-66, Class FT,
1M US L + 0.95%,
08/25/2038(a)	31,476	32,285
Series 2008-86, Class FC,
1M US L + 1.10%,
12/25/2038(a)	297,351	298,179
Series 2009-10, Class AB,
5.000%, 03/25/2024	48,364	49,530
Series 2009-103, Class FM,
1M US L + 0.70%,
11/25/2039(a)	56,391	57,229
Series 2009-104, Class FA,
1M US L + 0.80%,
12/25/2039(a)	52,183	52,024
Series 2009-11, Class MP,
7.000%, 03/25/2049	164,969	197,770
Series 2009-110, Class FG,
1M US L + 0.75%,
01/25/2040(a)	140,093	143,035
Series 2009-111, Class CY,
5.000%, 03/25/2038	133,000	150,013
	Principal Amount	Value (Note 2)
Series 2009-36, Class MX,
5.000%, 06/25/2039	$58,000	$67,069
Series 2009-47, Class BN,
4.500%, 07/25/2039	48,362	53,361
Series 2009-62, Class WA,
5.577%, 08/25/2039(a)	84,847	94,097
Series 2009-68, Class FD,
1M US L + 1.25%,
09/25/2039(a)	58,689	59,838
Series 2009-70, Class CO,
–%, 01/25/2037(b)	101,519	93,441
Series 2009-70, Class FA,
1M US L + 1.20%,
09/25/2039(a)	42,344	42,853
Series 2009-86, Class OT,
–%, 10/25/2037(b)	44,031	40,093
Series 2009-87, Class FG,
1M US L + 0.75%,
11/25/2039(a)	62,407	63,520
Series 2009-90, Class UZ,
4.500%, 11/25/2039	599,996	687,286
Series 2010-1, Class WA,
6.244%, 02/25/2040(a)	25,943	29,251
Series 2010-1, Class EL,
4.500%, 02/25/2040	342,451	360,211
Series 2010-102, Class HA,
4.000%, 09/25/2050	67,083	72,265
Series 2010-103, Class DZ,
4.500%, 09/25/2040	201,458	238,607
Series 2010-103, Class PJ,
4.500%, 09/25/2040	45,590	50,218
Series 2010-111, Class FC,
1M US L + 0.52%,
10/25/2040(a)	67,022	67,935
Series 2010-118, Class LZ,
4.750%, 10/25/2040	45,242	50,924
Series 2010-118, Class GF,
1M US L + 0.55%,
10/25/2039(a)	58,427	58,650
Series 2010-122, Class JA,
7.000%, 07/25/2040	33,418	37,580
Series 2010-123, Class FL,
1M US L + 0.43%,
11/25/2040(a)	27,158	27,419
Series 2010-123, Class KU,
4.500%, 11/25/2040	177,497	199,886
Series 2010-129, Class PZ,
4.500%, 11/25/2040	52,931	56,401
Series 2010-130, Class BZ,
4.500%, 11/25/2040	1,782,848	1,877,744
Series 2010-137, Class XP,
4.500%, 10/25/2040	29,428	30,223
Series 2010-14, Class FJ,
1M US L + 0.60%,
03/25/2040(a)	55,824	56,358

See Notes to Financial Statements.

64 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2010-141, Class FB,
1M US L + 0.47%,
12/25/2040(a)	$53,287	$54,046
Series 2010-141, Class MN,
4.000%, 12/25/2040	90,000	101,097
Series 2010-141, Class AL,
4.000%, 12/25/2040	72,150	77,118
Series 2010-142, Class FM,
1M US L + 0.47%,
12/25/2040(a)	20,435	20,770
Series 2010-154, Class JA,
3.000%, 11/25/2040	427,419	440,812
Series 2010-158, Class KF,
1M US L + 0.50%,
04/25/2040(a)	26,378	26,438
Series 2010-16, Class PL,
5.000%, 03/25/2040	71,000	85,481
Series 2010-19, Class PY,
5.000%, 03/25/2040	436,350	465,817
Series 2010-33, Class KN,
4.500%, 03/25/2040	72,394	76,376
Series 2010-37, Class CY,
5.000%, 04/25/2040	48,578	54,456
Series 2010-38, Class KD,
4.500%, 09/25/2039	6,585	6,726
Series 2010-39, Class EF,
1M US L + 0.52%,
06/25/2037(a)	51,130	51,939
Series 2010-45, Class WD,
5.000%, 05/25/2040	180,000	214,010
Series 2010-54, Class LX,
5.000%, 06/25/2040	272,000	318,359
Series 2010-57, Class HA,
3.500%, 02/25/2040	86,997	90,254
Series 2010-58, Class FY,
1M US L + 0.73%,
06/25/2040(a)	63,070	64,632
Series 2010-64, Class DM,
5.000%, 06/25/2040	61,684	68,722
Series 2010-67, Class BD,
4.500%, 06/25/2040	578,922	659,574
Series 2010-68, Class WB,
4.500%, 07/25/2040	85,000	96,494
Series 2010-82, Class WZ,
5.000%, 08/25/2040	350,601	408,248
Series 2010-9, Class ME,
5.000%, 02/25/2040	1,167,000	1,338,366
Series 2011-104, Class KH,
2.000%, 03/25/2039	5,256	5,295
Series 2011-114, Class B,
3.500%, 11/25/2041	221,708	242,139
Series 2011-121, Class JP,
4.500%, 12/25/2041	149,474	158,728
Series 2011-130, Class KB,
4.000%, 12/25/2041	62,099	66,698
	Principal Amount	Value (Note 2)
Series 2011-132, Class PE,
4.500%, 12/25/2041	$35,611	$39,576
Series 2011-145, Class JA,
4.500%, 12/25/2041	10,555	10,807
Series 2011-15, Class AF,
1M US L + 0.51%,
03/25/2041(a)	31,626	31,711
Series 2011-17, Class PD,
4.000%, 03/25/2041	9,154	9,439
Series 2011-26, Class PA,
4.500%, 04/25/2041	138,346	150,651
Series 2011-27, Class ZD,
2.500%, 09/25/2040	158,909	160,245
Series 2011-3, Class FA,
1M US L + 0.68%,
02/25/2041(a)	208,640	212,028
Series 2011-43, Class B,
3.500%, 05/25/2031	28,469	30,486
Series 2011-45, Class ZA,
4.000%, 05/25/2031	27,997	29,998
Series 2011-47, Class GF,
1M US L + 0.57%,
06/25/2041(a)	137,000	139,320
Series 2011-5, Class PO,
–%, 09/25/2040(b)	12,429	10,263
Series 2011-55, Class BZ,
3.500%, 06/25/2041	280,254	301,707
Series 2011-74, Class UB,
4.000%, 07/25/2040	187,600	198,957
Series 2011-75, Class HP,
2.500%, 07/25/2040	20,888	21,158
Series 2011-86, Class AF,
1M US L + 0.50%,
02/25/2040(a)	42,297	42,257
Series 2011-86, Class NF,
1M US L + 0.55%,
09/25/2041(a)	56,834	57,818
Series 2011-93, Class GA,
4.000%, 04/25/2039	32,024	33,603
Series 2011-93, Class ST,
4.000%, 09/25/2041	27,749	30,522
Series 2012-100, Class DB,
3.000%, 09/25/2042	150,000	155,716
Series 2012-106, Class QN,
3.500%, 10/25/2042	75,979	78,616
Series 2012-111, Class B,
7.000%, 10/25/2042	112,476	134,137
Series 2012-120, Class AH,
2.500%, 02/25/2032	57,346	58,596
Series 2012-128, Class NP,
2.500%, 11/25/2042	16,561	16,731
Series 2012-129, Class HT,
2.000%, 12/25/2032	54,914	55,109
Series 2012-13, Class JP,
4.500%, 02/25/2042	672,705	699,576

See Notes to Financial Statements.

65 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2012-131, Class FG,
1M US L + 0.35%,
09/25/2042(a)	$17,752	$17,787
Series 2012-137, Class CF,
1M US L + 0.30%,
08/25/2041(a)	37,103	37,078
Series 2012-139, Class GB,
2.500%, 12/25/2042	210,538	190,442
Series 2012-14, Class FL,
1M US L + 0.45%,
12/25/2040(a)	9,915	9,954
Series 2012-14, Class MH,
2.000%, 12/25/2040	30,582	30,900
Series 2012-149, Class ZA,
3.000%, 01/25/2041	162,522	166,073
Series 2012-149, Class KB,
3.000%, 01/25/2043	144,000	146,391
Series 2012-149, Class DA,
1.750%, 01/25/2043	41,812	41,998
Series 2012-152, Class PB,
3.500%, 01/25/2043	55,000	59,255
Series 2012-17, Class JA,
3.500%, 12/25/2041	226,045	228,793
Series 2012-20, Class TD,
4.500%, 02/25/2042	82,965	85,572
Series 2012-26, Class MA,
3.500%, 03/25/2042	190,570	202,895
Series 2012-33, Class F,
1M US L + 0.52%,
04/25/2042(a)	45,528	46,076
Series 2012-37, Class BF,
1M US L + 0.50%,
12/25/2035(a)	68,728	69,777
Series 2012-46, Class YB,
3.500%, 05/25/2042	79,240	79,657
Series 2012-47, Class HF,
1M US L + 0.40%,
05/25/2027(a)	89,978	89,781
Series 2012-49, Class TG,
2.000%, 07/25/2041	185,146	188,261
Series 2012-50, Class HC,
2.000%, 03/25/2042	54,523	55,223
Series 2012-51, Class ZX,
3.500%, 05/25/2042	1,879,460	2,007,311
Series 2012-53, Class AP,
2.000%, 04/25/2041	161,546	163,948
Series 2012-56, Class UB,
4.000%, 06/25/2042	416,000	450,728
Series 2012-56, Class WB,
3.500%, 05/25/2042	96,067	100,934
Series 2012-64, Class NA,
3.000%, 08/25/2041	127,889	129,722
Series 2012-69, Class PL,
3.000%, 01/25/2042	214,819	223,758
	Principal Amount	Value (Note 2)
Series 2012-70, Class WC,
3.000%, 07/25/2042	$122,000	$120,671
Series 2012-80, Class GZ,
3.000%, 08/25/2042	570,452	585,048
Series 2012-82, Class E,
2.000%, 04/25/2042	41,903	42,829
Series 2012-83, Class AC,
3.000%, 08/25/2042	50,000	52,562
Series 2012-83, Class LD,
2.000%, 04/25/2041	88,363	88,699
Series 2012-90, Class PB,
2.500%, 01/25/2042	125,374	129,571
Series 2012-90, Class PH,
3.000%, 01/25/2042	125,374	129,888
Series 2012-94, Class KF,
1M US L + 0.35%,
05/25/2038(a)	10,667	10,679
Series 2012-98, Class ZP,
6.000%, 09/25/2042	605,808	831,853
Series 2013-100, Class DH,
3.000%, 09/25/2031	69,703	70,961
Series 2013-104, Class CY,
5.000%, 10/25/2043	50,000	60,159
Series 2013-108, Class GU,
3.000%, 10/25/2033	55,000	58,463
Series 2013-111, Class PA,
2.000%, 12/25/2042	1,869	1,868
Series 2013-114, Class LM,
4.000%, 03/25/2042	300,000	326,052
Series 2013-127, Class NA,
2.000%, 09/25/2039	64,609	65,474
Series 2013-129, Class WL,
2.000%, 12/25/2027	11,515	11,660
Series 2013-130, Class FB,
1M US L + 0.45%,
01/25/2044(a)	52,274	52,823
Series 2013-136, Class QB,
3.500%, 03/25/2042	259,835	277,595
Series 2013-17, Class YM,
4.000%, 03/25/2033	19,421	21,188
Series 2013-2, Class QF,
1M US L + 0.50%,
02/25/2043(a)	21,986	22,207
Series 2013-35, Class CV,
3.000%, 02/25/2043	100,000	105,313
Series 2013-40, Class KD,
1.750%, 04/25/2042	11,646	11,728
Series 2013-52, Class GM,
5.000%, 06/25/2043	89,000	103,279
Series 2013-53, Class CV,
3.500%, 05/25/2030	123,296	128,375
Series 2013-68, Class P,
3.500%, 10/25/2042	266,828	275,472
Series 2013-68, Class LE,
2.000%, 04/25/2043	140,914	142,447

See Notes to Financial Statements.

66 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2013-72, Class AF,
1M US L + 0.25%,
11/25/2042(a)	$15,119	$15,145
Series 2013-72, Class YA,
3.000%, 06/25/2033	7,377	7,506
Series 2013-9, Class CB,
5.500%, 04/25/2042	16,142	18,300
Series 2013-91, Class PB,
4.000%, 09/25/2043	100,000	108,568
Series 2013-94, Class BA,
3.000%, 03/25/2031	442,600	446,486
Series 2013-98, Class CJ,
2.500%, 07/25/2030	24,989	25,086
Series 2014-12, Class GV,
3.500%, 03/25/2027	115,796	117,322
Series 2014-14, Class LA,
2.500%, 04/25/2031	89,470	89,632
Series 2014-20, Class AC,
3.000%, 08/25/2036	147,603	152,427
Series 2014-21, Class MA,
2.000%, 09/25/2041	129,923	133,078
Series 2014-26, Class YW,
3.500%, 04/25/2044	50,538	54,262
Series 2014-3, Class BM,
2.500%, 06/25/2043	50,000	50,720
Series 2014-49, Class CA,
3.000%, 08/25/2044	137,745	144,184
Series 2014-73, Class FA,
1M US L + 0.35%,
11/25/2044(a)	19,173	19,305
Series 2014-81, Class GC,
3.000%, 03/25/2038	55,474	57,419
Series 2014-88, Class ER,
2.500%, 02/25/2036	43,660	45,341
Series 2015-44, Class J,
3.500%, 12/25/2040	78,124	78,583
Series 2015-48, Class DB,
3.000%, 08/25/2038	2,247	2,246
Series 2015-51, Class CD,
3.000%, 07/25/2044	184,926	190,782
Series 2016-14, Class NC,
2.500%, 03/25/2046	809,875	826,755
Series 2016-27, Class HK,
3.000%, 01/25/2041	399,533	420,521
Series 2016-33, Class LE,
2.500%, 11/25/2033	58,439	60,435
Series 2016-48, Class UF,
1M US L + 0.40%,
08/25/2046(a)	98,109	98,828
Series 2016-55, Class EA,
1.750%, 07/25/2043	1,016,670	1,010,908
Series 2016-75, Class FC,
1M US L + 0.40%,
10/25/2046(a)	36,866	37,225
	Principal Amount	Value (Note 2)
Series 2016-8, Class CB,
3.500%, 03/25/2046	$733,000	$805,753
Series 2016-85, Class BA,
2.500%, 11/25/2046	13,156	13,699
Series 2016-9, Class D,
3.000%, 03/25/2046	44,421	46,245
Series 2016-9, Class PA,
2.500%, 06/25/2045	312,524	321,113
Series 2017-1, Class JP,
3.500%, 04/25/2045	192,533	194,455
Series 2017-1, Class AP,
3.500%, 05/25/2043	10,939	10,934
Series 2017-10, Class FA,
1M US L + 0.40%,
03/25/2047(a)	43,051	43,411
Series 2017-107, Class GA,
3.000%, 08/25/2045	101,336	102,301
Series 2017-15, Class PE,
3.500%, 04/25/2046	74,286	77,457
Series 2017-19, Class B,
3.000%, 01/25/2047	95,184	97,750
Series 2017-22, Class DA,
4.000%, 08/25/2044	52,206	53,282
Series 2017-24, Class H,
3.000%, 08/25/2043	252,811	259,221
Series 2017-35, Class AH,
3.500%, 04/25/2053	28,663	29,366
Series 2017-38, Class JA,
3.000%, 03/25/2047	174,473	179,938
Series 2017-40, Class GL,
3.500%, 03/25/2043	13,850	14,055
Series 2017-45, Class KD,
3.500%, 02/25/2044	6,012	6,015
Series 2017-46, Class AB,
3.500%, 07/25/2049	42,336	42,852
Series 2017-56, Class BA,
3.000%, 03/25/2045	150,912	155,161
Series 2017-68, Class HQ,
3.000%, 07/25/2046	167,457	173,017
Series 2017-96, Class PA,
3.000%, 12/25/2054	219,169	228,202
Series 2018-1, Class TE,
3.500%, 03/25/2044	337,924	344,307
Series 2018-16, Class HA,
3.000%, 07/25/2043	29,938	30,159
Series 2018-18, Class P,
3.500%, 04/25/2043	132,101	133,216
Series 2018-19, Class KB,
3.000%, 04/25/2046	125,072	128,539
Series 2018-2, Class HD,
3.000%, 02/25/2047	65,909	67,189
Series 2018-24, Class BA,
3.500%, 09/25/2045	103,384	105,711
Series 2018-38, Class PA,
3.500%, 06/25/2047	30,214	31,216

See Notes to Financial Statements.

67 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2018-39, Class FG,
1M US L + 0.25%,
11/25/2033(a)	$142,011	$142,750
Series 2018-41, Class PZ,
4.000%, 06/25/2048	895,171	1,020,681
Series 2018-43, Class FE,
1M US L + 0.25%,
09/25/2038(a)	48,531	48,727
Series 2018-45, Class GA,
3.000%, 06/25/2048	59,814	61,897
Series 2018-5, Class JP,
3.000%, 09/25/2047	76,116	77,134
Series 2018-56, Class CH,
3.000%, 08/25/2048	48,815	50,514
Series 2018-60, Class KL,
4.000%, 08/25/2048	96,000	110,031
Series 2018-67, Class DY,
4.000%, 09/25/2048	304,029	349,169
Series 2018-83, Class LH,
4.000%, 11/25/2048	39,327	40,988
Series 2018-94, Class KD,
3.500%, 12/25/2048	77,022	80,044
Series 2019-10, Class MA,
3.000%, 03/25/2049	129,942	132,882
Series 2019-13, Class MH,
3.000%, 03/25/2049	697,789	725,097
Series 2019-55, Class MQ,
3.500%, 10/25/2049	1,097,167	1,149,509
Series 2019-60, Class BF,
1M US L + 0.45%,
10/25/2049(a)	19,849	19,993
Series 2019-65, Class HA,
2.500%, 11/25/2049	197,522	201,736
Series 2020-10, Class B,
3.000%, 03/25/2050	414,287	420,914
		47,977,419
Freddie Mac
Series 1994-1665, Class KZ,
6.500%, 01/15/2024	4,451	4,698
Series 1996-1863, Class Z,
6.500%, 07/15/2026	8,463	8,909
Series 1997-1935, Class FK,
1M US L + 0.70%,
02/15/2027(a)	15,275	15,388
Series 1997-1980, Class Z,
7.000%, 07/15/2027	16,600	18,651
Series 1998-2034, Class Z,
6.500%, 02/15/2028	34,476	38,258
Series 1998-2035, Class PC,
6.950%, 03/15/2028	6,399	7,153
Series 1998-2053, Class Z,
6.500%, 04/15/2028	17,541	19,850
Series 1998-2060, Class Z,
6.500%, 05/15/2028	12,104	13,584
	Principal Amount	Value (Note 2)
Series 1998-2079, Class FA,
1M US L + 0.50%,
07/17/2028(a)	$4,680	$4,689
Series 1998-2095, Class PE,
6.000%, 11/15/2028	20,263	22,578
Series 1998-2102, Class Z,
6.000%, 12/15/2028	66,772	74,337
Series 1999-2115, Class FB,
1M US L + 0.45%,
01/15/2029(a)	40,275	40,396
Series 1999-2126, Class CB,
6.250%, 02/15/2029	30,867	34,015
Series 1999-2137, Class TH,
6.500%, 03/15/2029	7,179	8,085
Series 1999-2154, Class PL,
6.500%, 05/15/2029	41,819	47,307
Series 2000-2224, Class CB,
8.000%, 03/15/2030	8,972	10,572
Series 2001-2274, Class ZM,
6.500%, 01/15/2031	13,740	15,334
Series 2001-2279, Class Z,
6.000%, 01/15/2031	13,784	15,273
Series 2001-2320, Class FI,
1M US L + 0.50%,
09/15/2029(a)	39,498	39,721
Series 2001-2322, Class FV,
1M US L + 0.50%,
06/15/2030(a)	32,738	32,308
Series 2001-2324, Class PZ,
6.500%, 06/15/2031	157,797	183,170
Series 2001-2334, Class KB,
6.500%, 05/15/2028	109,100	121,444
Series 2001-2341, Class FP,
1M US L + 0.90%,
07/15/2031(a)	36,275	37,056
Series 2001-2367, Class FA,
1M US L + 0.525%,
06/15/2031(a)	34,967	35,221
Series 2001-2372, Class F,
1M US L + 0.50%,
10/15/2031(a)	31,783	31,940
Series 2001-2388, Class FR,
1M US L + 0.65%,
06/15/2031(a)	23,266	23,525
Series 2001-2388, Class FB,
1M US L + 0.60%,
01/15/2029(a)	27,028	27,242
Series 2001-2391, Class HF,
1M US L + 0.55%,
06/15/2031(a)	11,999	12,095
Series 2001-2396, Class FM,
1M US L + 0.45%,
12/15/2031(a)	43,491	43,628
Series 2001-2396, Class FN,
1M US L + 0.65%,
12/15/2031(a)	120,890	122,794

See Notes to Financial Statements.

68 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2002-2411, Class F,
1M US L + 0.55%,
02/15/2032(a)	$30,172	$30,461
Series 2002-2412, Class OF,
1M US L + 0.95%,
12/15/2031(a)	37,676	38,554
Series 2002-2417, Class FY,
1M US L + 0.60%,
12/15/2031(a)	12,439	12,565
Series 2002-2424, Class FY,
1M US L + 0.45%,
03/15/2032(a)	60,927	61,110
Series 2002-2430, Class WF,
6.500%, 03/15/2032	10,534	12,267
Series 2002-2433, Class FA,
1M US L + 0.95%,
02/15/2032(a)	40,774	41,704
Series 2002-2460, Class FA,
1M US L + 1.00%,
03/15/2032(a)	82,404	84,284
Series 2002-2466, Class FV,
1M US L + 0.55%,
03/15/2032(a)	76,874	77,539
Series 2002-2470, Class EF,
1M US L + 1.00%,
03/15/2032(a)	88,341	89,976
Series 2002-2478, Class FD,
1M US L + 1.00%,
02/15/2032(a)	25,005	25,099
Series 2002-2481, Class FE,
1M US L + 1.00%,
03/15/2032(a)	24,962	25,531
Series 2002-2488, Class FU,
1M US L + 0.60%,
03/15/2032(a)	74,965	74,689
Series 2002-2494, Class F,
1M US L + 1.05%,
06/15/2031(a)	46,452	47,519
Series 2002-2495, Class ZB,
4.500%, 09/15/2032	45,757	49,664
Series 2002-2510, Class FE,
1M US L + 0.40%,
10/15/2032(a)	34,479	34,536
Series 2002-2513, Class AF,
1M US L + 1.00%,
02/15/2032(a)	66,838	68,367
Series 2002-2516, Class FD,
1M US L + 1.00%,
02/15/2032(a)	63,518	65,005
Series 2002-2517, Class FR,
1M US L + 0.35%,
10/15/2032(a)	18,845	18,880
Series 2002-2524, Class DH,
6.000%, 11/15/2032	33,000	37,892
Series 2002-2525, Class NU,
5.000%, 04/15/2032	100,351	110,783
	Principal Amount	Value (Note 2)
Series 2002-2535, Class AW,
5.500%, 12/15/2032	$13,938	$15,612
Series 2002-2538, Class F,
1M US L + 0.60%,
12/15/2032(a)	185,643	188,958
Series 2002-2541, Class BL,
5.500%, 12/15/2032	55,087	61,605
Series 2003-2554, Class MN,
5.500%, 01/15/2033	58,987	66,380
Series 2003-2557, Class HL,
5.300%, 01/15/2033	123,402	140,229
Series 2003-2557, Class NU,
5.250%, 03/15/2032	73,423	82,889
Series 2003-2557, Class WF,
1M US L + 0.40%,
01/15/2033(a)	44,902	45,068
Series 2003-2568, Class D,
5.500%, 02/15/2033	40,383	45,566
Series 2003-2571, Class FY,
1M US L + 0.75%,
12/15/2032(a)	27,247	27,808
Series 2003-2587, Class FW,
1M US L + 0.47%,
03/15/2033(a)	51,959	51,862
Series 2003-2590, Class QY,
3.750%, 04/15/2028	14,213	14,720
Series 2003-2590, Class OZ,
4.000%, 03/15/2033	241,539	261,643
Series 2003-2614, Class FV,
1M US L + 1.50%,
05/15/2033(a)	283,348	292,956
Series 2003-2624, Class QH,
5.000%, 06/15/2033	16,496	18,667
Series 2003-2626, Class ZX,
5.000%, 06/15/2033	188,469	213,992
Series 2003-2627, Class CN,
5.000%, 06/15/2033	47,979	54,335
Series 2003-2631, Class DB,
5.000%, 06/15/2033	148,000	168,409
Series 2003-2647, Class A,
3.250%, 04/15/2032	82,000	86,637
Series 2003-2648, Class WZ,
5.000%, 07/15/2033	248,582	284,604
Series 2003-2668, Class LH,
5.000%, 09/15/2033	31,284	34,979
Series 2003-2707, Class FH,
1M US L + 0.65%,
04/15/2032(a)	46,952	47,639
Series 2003-2717, Class LH,
5.500%, 12/15/2033	7,736	8,605
Series 2003-2725, Class TA,
4.500%, 12/15/2033	97,000	109,287
Series 2004-2750, Class TC,
5.250%, 02/15/2034	10,756	11,760

See Notes to Financial Statements.

69 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2004-2768, Class PW,
4.250%, 03/15/2034	$165,367	$177,721
Series 2004-2802, Class OH,
6.000%, 05/15/2034	26,748	29,660
Series 2004-2835, Class TB,
4.500%, 08/15/2034	428,333	462,538
Series 2004-2835, Class KZ,
5.500%, 08/15/2034	50,470	57,749
Series 2004-2893, Class PE,
5.000%, 11/15/2034	16,752	18,761
Series 2004-2896, Class BZ,
5.000%, 11/15/2034	97,457	109,173
Series 2004-2901, Class KB,
5.000%, 12/15/2034	46,031	51,642
Series 2005-2927, Class EZ,
5.500%, 02/15/2035	34,404	37,042
Series 2005-2929, Class PG,
5.000%, 02/15/2035	34,385	38,672
Series 2005-2933, Class HD,
5.500%, 02/15/2035	41,814	46,657
Series 2005-2953, Class PG,
5.500%, 03/15/2035	22,942	26,326
Series 2005-2962, Class KF,
1M US L + 0.20%,
04/15/2035(a)	22,554	22,581
Series 2005-2980, Class QA,
6.000%, 05/15/2035	48,134	54,281
Series 2005-2996, Class GX,
5.500%, 06/15/2035	72,000	85,102
Series 2005-3012, Class ZE,
5.750%, 08/15/2035	59,922	66,982
Series 2005-3028, Class FM,
1M US L + 0.25%,
09/15/2035(a)	16,035	16,074
Series 2005-3028, Class PG,
5.500%, 09/15/2035	44,222	49,495
Series 2005-3028, Class ZE,
5.500%, 09/15/2035	798,538	875,984
Series 2005-3033, Class WY,
5.500%, 09/15/2035	64,413	73,421
Series 2005-3036, Class NE,
5.000%, 09/15/2035	118,615	133,546
Series 2005-3042, Class PZ,
5.750%, 09/15/2035	143,399	189,382
Series 2005-3052, Class WH,
5.500%, 10/15/2035	14,975	16,792
Series 2005-3059, Class ZM,
5.000%, 02/15/2035	120,455	133,459
Series 2005-3062, Class DE,
5.500%, 11/15/2035	171,214	191,602
Series 2005-3068, Class Z,
5.500%, 11/15/2035	220,826	255,762
Series 2005-3070, Class FT,
1M US L + 0.35%,
11/15/2035(a)	24,648	24,834
	Principal Amount	Value (Note 2)
Series 2005-3072, Class NF,
1M US L + 0.50%,
11/15/2035(a)	$47,752	$48,446
Series 2005-3085, Class FE,
1M US L + 0.80%,
08/15/2035(a)	57,578	58,954
Series 2006-3098, Class PG,
5.000%, 01/15/2036	87,031	97,927
Series 2006-3122, Class OH,
–%, 03/15/2036(b)	16,683	15,467
Series 2006-3123, Class HT,
5.000%, 03/15/2026	37,379	39,585
Series 2006-3136, Class KF,
1M US L + 0.30%,
04/15/2036(a)	30,180	30,303
Series 2006-3137, Class XP,
6.000%, 04/15/2036	24,577	28,668
Series 2006-3143, Class BC,
5.500%, 02/15/2036	121,184	139,058
Series 2006-3145, Class FN,
1M US L + 0.43%,
04/15/2036(a)	15,401	15,564
Series 2006-3148, Class CY,
6.000%, 04/15/2036	26,114	29,538
Series 2006-3153, Class UG,
1M US L + 0.45%,
05/15/2036(a)	28,448	28,719
Series 2006-3154, Class PN,
5.500%, 05/15/2036	76,089	86,241
Series 2006-3201, Class FL,
1M US L + 0.60%,
08/15/2036(a)	106,481	108,368
Series 2006-3202, Class HF,
1M US L + 0.35%,
08/15/2036(a)	55,914	56,293
Series 2006-3203, Class ZM,
5.000%, 08/15/2036	148,924	166,364
Series 2006-3204, Class ZM,
5.000%, 08/15/2034	125,202	140,213
Series 2006-3206, Class FE,
1M US L + 0.40%,
08/15/2036(a)	61,479	62,205
Series 2006-3236, Class EF,
1M US L + 0.30%,
11/15/2036(a)	15,996	16,101
Series 2006-3237, Class CD,
5.500%, 09/15/2036	198,000	216,978
Series 2006-3237, Class CE,
5.500%, 11/15/2036	59,000	70,375
Series 2006-3249, Class CB,
4.250%, 12/15/2036	418,084	455,005
Series 2007-3262, Class FT,
1M US L + 0.27%,
01/15/2037(a)	94,921	95,211

See Notes to Financial Statements.

70 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2007-3279, Class FB,
1M US L + 0.32%,
02/15/2037(a)	$92,911	$93,536
Series 2007-3284, Class AZ,
4.500%, 03/15/2037	93,683	101,150
Series 2007-3301, Class FY,
1M US L + 0.42%,
04/15/2037(a)	22,527	22,794
Series 2007-3311, Class DF,
1M US L + 0.34%,
05/15/2037(a)	140,519	141,516
Series 2007-3312, Class PA,
5.500%, 05/15/2037	22,466	25,667
Series 2007-3316, Class FB,
1M US L + 0.30%,
08/15/2035(a)	40,830	41,158
Series 2007-3349, Class HG,
5.500%, 07/15/2037	22,890	26,085
Series 2007-3361, Class AF,
1M US L + 0.35%,
11/15/2036(a)	92,468	93,225
Series 2007-3367, Class YF,
1M US L + 0.55%,
09/15/2037(a)	21,615	21,995
Series 2007-3368, Class AF,
1M US L + 0.72%,
09/15/2037(a)	80,468	81,963
Series 2007-3378, Class FA,
1M US L + 0.58%,
06/15/2037(a)	38,733	39,416
Series 2007-3380, Class FM,
1M US L + 0.59%,
10/15/2037(a)	27,133	27,609
Series 2007-3382, Class FG,
1M US L + 0.60%,
11/15/2037(a)	45,387	46,155
Series 2007-3382, Class FL,
1M US L + 0.70%,
11/15/2037(a)	100,846	100,318
Series 2007-3387, Class PF,
1M US L + 0.42%,
11/15/2037(a)	34,812	35,213
Series 2007-3388, Class FJ,
1M US L + 0.70%,
11/15/2037(a)	137,399	140,174
Series 2008-3404, Class DC,
5.500%, 01/15/2038	122,000	143,903
Series 2008-3405, Class PE,
5.000%, 01/15/2038	62,559	68,950
Series 2008-3409, Class DB,
6.000%, 01/15/2038	194,319	225,720
Series 2008-3411, Class FL,
1M US L + 0.70%,
02/15/2038(a)	26,811	27,490
	Principal Amount	Value (Note 2)
Series 2008-3415, Class DF,
1M US L + 0.70%,
08/15/2035(a)	$119,521	$121,940
Series 2008-3415, Class PC,
5.000%, 12/15/2037	42,423	47,259
Series 2008-3415, Class TF,
1M US L + 0.74%,
08/15/2035(a)	59,198	60,521
Series 2008-3450, Class PE,
5.000%, 05/15/2038	99,011	107,576
Series 2008-3469, Class CF,
1M US L + 0.79%,
07/15/2038(a)	102,946	102,947
Series 2009-3536, Class FM,
1M US L + 1.00%,
05/15/2039(a)	28,831	29,698
Series 2009-3539, Class B,
4.500%, 06/15/2029	44,000	49,069
Series 2009-3545, Class FA,
1M US L + 0.85%,
06/15/2039(a)	94,182	96,524
Series 2009-3548, Class ZE,
5.500%, 12/15/2032	218,689	249,246
Series 2009-3549, Class FA,
1M US L + 1.20%,
07/15/2039(a)	42,361	43,248
Series 2009-3564, Class NB,
5.000%, 08/15/2039	349,000	396,234
Series 2009-3574, Class D,
5.000%, 09/15/2039	99,602	111,672
Series 2009-3584, Class FA,
1M US L + 0.70%,
12/15/2036(a)	33,963	34,621
Series 2009-3587, Class DA,
4.500%, 10/15/2039	170,616	183,965
Series 2009-3604, Class PO,
–%, 05/15/2036(b)	85,721	77,138
Series 2009-3605, Class BF,
1M US L + 0.86%,
11/15/2039(a)	166,661	171,062
Series 2009-3611, Class FH,
1M US L + 0.75%,
07/15/2034(a)	15,501	15,838
Series 2010-3620, Class EL,
4.000%, 01/15/2030	31,705	34,052
Series 2010-3626, Class ME,
5.000%, 01/15/2040	402,954	450,871
Series 2010-3631, Class PA,
4.000%, 02/15/2040	163,105	178,406
Series 2010-3653, Class B,
4.500%, 04/15/2030	91,618	99,469
Series 2010-3662, Class PJ,
5.000%, 04/15/2040	100,300	112,331
Series 2010-3664, Class DA,
4.000%, 11/15/2037	124,114	129,982

See Notes to Financial Statements.

71 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2010-3704, Class DC,
4.000%, 11/15/2036	$122,437	$125,902
Series 2010-3737, Class GB,
4.500%, 04/15/2039	33,701	34,304
Series 2010-3747, Class CY,
4.500%, 10/15/2040	400,000	445,805
Series 2010-3753, Class PA,
3.500%, 09/15/2039	78,229	79,109
Series 2010-3762, Class WP,
4.000%, 12/15/2039	24,066	25,022
Series 2010-3770, Class GA,
4.500%, 10/15/2040	351,576	398,657
Series 2010-3770, Class JZ,
4.000%, 12/15/2040	10,758,129	11,694,795
Series 2011-3792, Class DF,
1M US L + 0.40%,
11/15/2040(a)	24,709	24,611
Series 2011-3798, Class PJ,
4.000%, 01/15/2041	76,939	84,288
Series 2011-3800, Class AF,
1M US L + 0.50%,
02/15/2041(a)	25,612	26,005
Series 2011-3819, Class ZQ,
6.000%, 04/15/2036	20,818	24,292
Series 2011-3822, Class FY,
1M US L + 0.40%,
02/15/2033(a)	18,839	19,012
Series 2011-3825, Class BP,
4.000%, 03/15/2041	126,187	133,709
Series 2011-3830, Class NB,
4.500%, 02/15/2039	77,669	80,192
Series 2011-3843, Class FE,
1M US L + 0.55%,
04/15/2041(a)	56,908	57,935
Series 2011-3843, Class PZ,
5.000%, 04/15/2041	641,674	737,944
Series 2011-3852, Class QN,
27.21053% - 1M US L,
05/15/2041(a)	62,748	67,936
Series 2011-3852, Class TP,
27.50% - 1M US L,
05/15/2041(a)	33,777	36,726
Series 2011-3857, Class ZP,
5.000%, 05/15/2041	938,240	1,100,638
Series 2011-3862, Class MA,
5.000%, 04/15/2041	141,033	154,240
Series 2011-3891, Class BF,
1M US L + 0.55%,
07/15/2041(a)	53,776	54,628
Series 2011-3894, Class ZA,
4.500%, 07/15/2041	86,192	95,929
Series 2011-3905, Class BZ,
3.000%, 08/15/2041	162,733	169,212
Series 2011-3910, Class JG,
2.750%, 12/15/2037	298	297
	Principal Amount	Value (Note 2)
Series 2011-3919, Class DL,
4.000%, 08/15/2030	$298,000	$333,125
Series 2011-3923, Class GK,
3.000%, 05/15/2040	75,754	76,288
Series 2011-3935, Class JZ,
4.500%, 10/15/2041	1,001,308	1,139,923
Series 2011-3939, Class AZ,
4.000%, 03/15/2041	213,379	223,847
Series 2011-3939, Class BZ,
4.500%, 06/15/2041	1,042,134	1,098,586
Series 2011-3951, Class JB,
4.000%, 08/15/2041	6,760	6,796
Series 2011-3957, Class HZ,
4.000%, 11/15/2041	876,582	903,578
Series 2011-3958, Class PJ,
4.500%, 09/15/2041	201,517	208,048
Series 2011-3959, Class MB,
4.500%, 11/15/2041	44,199	52,366
Series 2011-3963, Class JB,
4.500%, 11/15/2041	129,644	142,969
Series 2011-3969, Class JP,
4.500%, 09/15/2041	57,939	61,054
Series 2012-3984, Class DF,
1M US L + 0.55%,
01/15/2042(a)	48,764	49,511
Series 2012-3989, Class JW,
3.500%, 01/15/2042	255,000	271,989
Series 2012-3997, Class EC,
3.500%, 02/15/2042	105,972	112,665
Series 2012-3997, Class FQ,
1M US L + 0.50%,
02/15/2042(a)	54,347	54,919
Series 2012-3998, Class KG,
2.000%, 11/15/2026	115,728	117,905
Series 2012-4001, Class FM,
1M US L + 0.50%,
02/15/2042(a)	35,554	35,961
Series 2012-4011, Class DB,
4.000%, 09/15/2041	232,113	250,377
Series 2012-4012, Class GC,
3.500%, 06/15/2040	59,968	62,093
Series 2012-4012, Class NF,
1M US L + 0.45%,
12/15/2038(a)	4,249	4,252
Series 2012-4020, Class PG,
2.500%, 03/15/2027	14,129	14,599
Series 2012-4037, Class CA,
3.000%, 04/15/2027	48,112	51,132
Series 2012-4039, Class LT,
3.500%, 05/15/2042	113,000	119,882
Series 2012-4050, Class ND,
2.500%, 09/15/2041	40,682	41,252
Series 2012-4062, Class MZ,
3.500%, 06/15/2042	137,487	144,512

See Notes to Financial Statements.

72 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2012-4064, Class AY,
3.000%, 06/15/2027	$48,000	$50,829
Series 2012-4068, Class PE,
3.000%, 06/15/2042	224,000	234,518
Series 2012-4075, Class PB,
3.000%, 07/15/2042	42,000	44,939
Series 2012-4076, Class MV,
3.000%, 04/15/2031	69,000	71,722
Series 2012-4077, Class MA,
2.000%, 08/15/2040	253,652	256,817
Series 2012-4088, Class PB,
3.000%, 08/15/2042	110,279	113,511
Series 2012-4094, Class CW,
2.000%, 08/15/2042	331,040	335,790
Series 2012-4097, Class CU,
1.500%, 08/15/2027	25,000	24,853
Series 2012-4097, Class UF,
1M US L + 0.35%,
08/15/2032(a)	72,465	72,287
Series 2012-4101, Class QN,
3.500%, 09/15/2042	277,227	295,287
Series 2012-4104, Class AJ,
1.500%, 09/15/2027	34,239	34,762
Series 2012-4120, Class TC,
1.500%, 10/15/2027	12,918	13,025
Series 2012-4122, Class BA,
3.054%, 05/15/2040(c)	205,916	217,251
Series 2012-4133, Class TA,
3.000%, 11/15/2042	385,392	359,358
Series 2012-4141, Class PL,
2.500%, 12/15/2042	100,000	100,279
Series 2013-4160, Class HB,
2.500%, 12/15/2032	20,379	20,477
Series 2013-4170, Class FW,
1M US L + 0.95%,
01/15/2033(a)	29,100	29,448
Series 2013-4176, Class YD,
3.000%, 03/15/2043	50,000	52,467
Series 2013-4183, Class ME,
2.000%, 02/15/2042	177,336	180,953
Series 2013-4185, Class PB,
3.000%, 03/15/2043	450,000	457,484
Series 2013-4203, Class DJ,
2.500%, 04/15/2033	70,358	72,827
Series 2013-4218, Class DG,
2.500%, 07/15/2042	179,466	184,377
Series 2013-4220, Class EH,
2.500%, 06/15/2028	54,979	56,673
Series 2013-4231, Class FD,
1M US L + 0.35%,
10/15/2032(a)	19,470	19,241
Series 2013-4246, Class PB,
4.000%, 09/15/2043	493,003	544,379
Series 2013-4257, Class A,
2.500%, 10/15/2027	39,432	40,249
	Principal Amount	Value (Note 2)
Series 2013-4259, Class MG,
3.000%, 08/15/2041	$11,475	$11,535
Series 2013-4265, Class FD,
1M US L + 0.40%,
01/15/2035(a)	77,495	78,139
Series 2014-4293, Class NM,
4.500%, 06/15/2043	41,403	44,176
Series 2014-4294, Class PF,
1M US L + 0.40%,
01/15/2044(a)	17,865	18,011
Series 2014-4301, Class U,
3.500%, 07/15/2032	57,928	59,270
Series 2014-4319, Class PM,
3.000%, 03/15/2043	120,138	123,512
Series 2014-4320, Class AP,
3.500%, 07/15/2039	155,055	164,165
Series 2014-4324, Class AY,
3.000%, 04/15/2029	568,738	599,852
Series 2014-4333, Class PB,
2.500%, 10/15/2043	32,130	32,312
Series 2014-4337, Class VJ,
3.500%, 06/15/2027	29,148	30,170
Series 2014-4370, Class PC,
2.500%, 09/15/2041	52,226	52,958
Series 2015-4459, Class CA,
5.000%, 12/15/2034	31,677	34,646
Series 2015-4461, Class EA,
2.000%, 07/15/2037	128,275	130,562
Series 2015-4470, Class AQ,
3.000%, 06/15/2041	103,348	103,929
Series 2015-4498, Class JA,
2.500%, 04/15/2037	164,880	166,008
Series 2015-4531, Class PA,
3.500%, 05/15/2043	75,959	77,763
Series 2016-4554, Class MD,
3.000%, 10/15/2044	40,133	40,860
Series 2016-4555, Class CP,
3.000%, 04/15/2045	760,828	783,904
Series 2016-4564, Class QA,
3.000%, 07/15/2029	71,325	73,476
Series 2016-4590, Class AK,
3.500%, 08/15/2027	110,569	115,123
Series 2016-4619, Class BE,
2.500%, 12/15/2047	217,251	220,931
Series 2016-4630, Class EA,
3.000%, 09/15/2041	147,550	149,180
Series 2016-4639, Class HZ,
3.250%, 04/15/2053(d)	654,453	709,208
Series 2017-4664, Class UE,
3.000%, 05/15/2043	232,872	237,433
Series 2017-4672, Class QD,
3.000%, 08/15/2045	117,890	119,711
Series 2017-4705, Class A,
4.500%, 09/15/2042	39,941	40,373

See Notes to Financial Statements.

73 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2017-4710, Class PA,
3.000%, 04/15/2045	$213,989	$219,689
Series 2017-4748, Class GA,
3.000%, 01/15/2045	133,793	136,688
Series 2018-4767, Class CA,
4.000%, 11/15/2045	66,591	67,682
Series 2018-4767, Class Z,
3.000%, 12/15/2047	34,600	33,951
Series 2018-4787, Class PY,
4.000%, 05/15/2048	72,102	76,204
Series 2018-4795, Class JA,
5.000%, 11/15/2045	28,114	28,131
Series 2018-4800, Class JA,
3.500%, 03/15/2047	191,839	193,946
Series 2018-4821, Class VA,
4.000%, 10/15/2029	113,969	118,350
Series 2018-4839, Class AE,
4.000%, 04/15/2051	356,501	384,544
Series 2018-4840, Class BK,
4.500%, 09/15/2046	66,041	67,232
Series 2018-4843, Class PH,
4.000%, 07/15/2046	455,057	455,978
Series 2018-4846, Class PA,
4.000%, 06/15/2047	22,740	23,368
Series 2018-4857, Class HM,
3.500%, 11/15/2046	331,617	338,915
Series 2019-4863, Class AJ,
3.500%, 07/15/2038	69,183	74,530
Series 2019-4927, Class GA,
3.000%, 12/25/2043	39,614	39,611
Series 2020-4949, Class EA,
3.000%, 08/25/2035	260,551	261,713
Series 2020-5049, Class JZ,
2.000%, 11/25/2050	399,673	323,006
Series 2021-5092, Class BC,
2.500%, 06/25/2036	87,216	88,662
Series 2021-5118, Class DZ,
1.000%, 04/25/2051	907,986	907,402
Series 3588, Class CW,
2.540%, 10/25/2037(a)	448,095	452,259
		47,750,071
Freddie Mac Whole Loan
Securities Trust 2017-SC02
Series 2017-SC02, Class 1A1,
3.000%, 05/25/2047	13,123	13,122

Ginnie Mae
Series 2002-72, Class FB,
1M US L + 0.40%,
10/20/2032(a)	37,571	37,558
Series 2003-25, Class FC,
1M US L + 0.40%,
08/26/2023(a)	79,917	80,043
	Principal Amount	Value (Note 2)
Series 2003-98, Class FY,
1M US L + 0.35%,
09/20/2033(a)	$52,131	$52,245
Series 2004-1, Class TE,
5.000%, 06/20/2033	32,804	35,414
Series 2004-15, Class AY,
5.500%, 02/20/2034	117,940	129,851
Series 2004-26, Class ED,
5.500%, 04/16/2034	92,977	103,406
Series 2004-34, Class QL,
5.500%, 05/16/2034	89,000	101,557
Series 2004-55, Class MC,
5.500%, 07/20/2034	41,882	46,812
Series 2004-7, Class Z,
5.500%, 01/16/2034	1,324,285	1,502,902
Series 2004-87, Class BC,
4.500%, 10/20/2034	19,059	20,341
Series 2005-11, Class PL,
5.000%, 02/20/2035	43,653	48,612
Series 2005-13, Class NB,
5.000%, 02/20/2035	16,205	18,001
Series 2005-13, Class BG,
5.000%, 02/20/2035	213,272	237,095
Series 2005-3, Class OC,
5.000%, 01/20/2035	234,827	258,450
Series 2005-3, Class QB,
5.000%, 01/16/2035	111,611	122,133
Series 2005-3, Class JL,
5.000%, 12/16/2034	100,000	109,683
Series 2005-3, Class JM,
4.750%, 01/20/2035	77,461	84,594
Series 2005-45, Class BF,
1M US L + 0.30%,
06/20/2035(a)	47,820	47,934
Series 2005-49, Class B,
5.500%, 06/20/2035	110,642	124,439
Series 2005-51, Class DC,
5.000%, 07/20/2035	159,849	175,504
Series 2005-56, Class BD,
5.000%, 07/20/2035	58,124	64,832
Series 2005-56, Class JA,
5.000%, 05/17/2035	18,017	19,702
Series 2005-69, Class WD,
5.000%, 05/18/2035	61,336	67,082
Series 2005-73, Class PH,
5.000%, 09/20/2035	157,853	170,215
Series 2005-92, Class PB,
6.000%, 12/20/2035	52,949	60,419
Series 2006-10, Class PB,
5.500%, 03/20/2036	58,588	66,165
Series 2006-38, Class OH,
6.500%, 08/20/2036	28,000	32,153
Series 2007-18, Class PH,
5.500%, 03/20/2035	137,000	159,496

See Notes to Financial Statements.

74 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2007-18, Class B,
5.500%, 05/20/2035	$108,588	$120,408
Series 2007-35, Class TE,
6.000%, 06/20/2037	140,570	158,871
Series 2007-35, Class NE,
6.000%, 06/16/2037	65,190	74,051
Series 2007-40, Class FY,
1M US L + 0.33%,
07/16/2037(a)	48,914	48,513
Series 2007-44, Class PH,
6.000%, 07/20/2037	115,699	133,170
Series 2007-57, Class Z,
5.500%, 10/20/2037	560,552	671,825
Series 2007-6, Class LE,
5.500%, 02/20/2037	84,435	93,423
Series 2007-7, Class PG,
5.000%, 02/16/2037	35,874	39,884
Series 2007-79, Class FC,
1M US L + 0.44%,
12/20/2037(a)	159,131	160,151
Series 2008-13, Class FB,
1M US L + 0.50%,
02/20/2038(a)	32,472	32,815
Series 2008-20, Class CE,
5.500%, 06/16/2037	94,111	104,325
Series 2008-31, Class PC,
5.500%, 04/20/2038	68,552	76,146
Series 2008-33, Class PB,
5.500%, 04/20/2038	81,247	90,576
Series 2008-37, Class L,
6.000%, 04/20/2038	50,237	55,919
Series 2008-38, Class PL,
5.500%, 05/20/2038	75,373	84,316
Series 2008-38, Class PN,
5.500%, 05/20/2038	53,717	60,003
Series 2008-38, Class BG,
5.000%, 05/16/2038	83,603	92,104
Series 2008-40, Class PL,
5.250%, 05/16/2038	100,000	120,391
Series 2008-41, Class PE,
5.500%, 05/20/2038	90,918	101,878
Series 2008-47, Class ML,
5.250%, 06/16/2038	36,908	41,552
Series 2008-49, Class PB,
4.750%, 06/20/2038	36,545	39,594
Series 2008-50, Class KB,
6.000%, 06/20/2038	242,619	275,905
Series 2008-51, Class PH,
5.250%, 06/20/2038	58,970	64,777
Series 2008-51, Class FG,
1M US L + 0.77%,
06/16/2038(a)	79,296	80,666
Series 2008-55, Class PL,
5.500%, 06/20/2038	40,641	45,500
	Principal Amount	Value (Note 2)
Series 2008-58, Class PE,
5.500%, 07/16/2038	$114,337	$128,406
Series 2008-60, Class JN,
5.500%, 07/20/2038	151,522	167,173
Series 2008-60, Class JP,
5.500%, 07/20/2038	78,000	87,988
Series 2008-65, Class PG,
6.000%, 08/20/2038	203,313	228,028
Series 2008-66, Class FN,
1M US L + 0.95%,
08/20/2038(a)	63,709	64,734
Series 2008-7, Class PQ,
5.000%, 02/20/2038	101,162	108,940
Series 2008-76, Class QE,
5.750%, 09/20/2038	58,000	67,069
Series 2008-77, Class FC,
1M US L + 0.70%,
09/20/2038(a)	65,361	66,045
Series 2008-85, Class PG,
5.250%, 10/20/2038	43,945	44,036
Series 2008-89, Class JC,
5.500%, 08/20/2038	55,294	59,621
Series 2008-89, Class JD,
6.000%, 08/20/2038	21,692	23,595
Series 2008-9, Class FA,
1M US L + 0.50%,
02/20/2038(a)	22,450	22,643
Series 2009-1, Class FA,
1M US L + 1.05%,
01/20/2039(a)	93,437	95,303
Series 2009-10, Class PH,
4.500%, 02/20/2039	30,000	33,504
Series 2009-10, Class NB,
5.000%, 02/16/2039	99,802	112,030
Series 2009-118, Class PY,
5.000%, 12/16/2039	29,044	32,596
Series 2009-12, Class NB,
5.000%, 03/20/2039	74,432	80,996
Series 2009-13, Class E,
4.500%, 03/16/2039	123,037	134,579
Series 2009-15, Class FM,
1M US L + 1.04%,
03/20/2039(a)	76,314	77,531
Series 2009-24, Class WB,
5.000%, 03/20/2039	140,594	152,944
Series 2009-40, Class AD,
4.500%, 06/20/2039	309,000	351,565
Series 2009-47, Class LT,
5.000%, 06/20/2039	137,686	152,499
Series 2009-55, Class FN,
1M US L + 1.00%,
07/20/2039(a)	31,748	32,308
Series 2009-58, Class PA,
4.500%, 07/20/2039	113,683	123,675

See Notes to Financial Statements.

75 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2009-61, Class MP,
5.000%, 08/20/2039	$50,131	$54,788
Series 2009-61, Class AP,
4.000%, 08/20/2039	55,084	58,732
Series 2009-65, Class QM,
3.500%, 12/20/2038	10,339	10,471
Series 2009-69, Class PH,
5.500%, 08/16/2039	92,000	108,608
Series 2009-75, Class GZ,
4.500%, 09/20/2039	130,466	141,430
Series 2009-76, Class JB,
4.500%, 07/20/2039	37,307	38,548
Series 2009-83, Class TF,
1M US L + 0.90%,
08/20/2039(a)	38,224	38,914
Series 2009-94, Class FA,
1M US L + 0.70%,
10/16/2039(a)	95,126	96,788
Series 2010-111, Class FA,
1M US L + 0.35%,
09/20/2040(a)	60,452	60,743
Series 2010-116, Class GY,
3.500%, 12/20/2039	114,745	116,400
Series 2010-116, Class PD,
4.000%, 12/20/2039	42,017	42,464
Series 2010-14, Class A,
4.500%, 06/16/2039	69,277	71,855
Series 2010-14, Class HA,
4.500%, 02/16/2040	187,316	205,491
Series 2010-147, Class PG,
3.500%, 05/20/2040	111,308	115,742
Series 2010-157, Class OP,
–%, 12/20/2040(b)	12,671	11,966
Series 2010-167, Class WL,
4.500%, 09/20/2040	305,000	341,793
Series 2010-169, Class JZ,
4.000%, 12/20/2040	296,843	313,626
Series 2010-19, Class GW,
4.750%, 02/20/2040	108,305	119,196
Series 2010-25, Class BL,
4.250%, 10/16/2039	38,735	39,521
Series 2010-62, Class AF,
1M US L + 0.45%,
04/16/2034(a)	35,321	35,430
Series 2010-76, Class NC,
4.500%, 06/20/2040	156,000	172,219
Series 2010-84, Class YB,
4.000%, 07/20/2040	21,254	22,923
Series 2010-H01, Class FA,
1M US L + 0.82%,
01/20/2060(a)	44,000	44,397
Series 2010-H10, Class FC,
1M US L + 1.00%,
05/20/2060(a)	214,334	217,127
	Principal Amount	Value (Note 2)
Series 2010-H20, Class AF,
1M US L + 0.33%,
10/20/2060(a)	$238,195	$238,150
Series 2010-H22, Class FE,
1M US L + 0.35%,
05/20/2059(a)	7,819	7,820
Series 2010-H27, Class FA,
1M US L + 0.38%,
12/20/2060(a)	63,349	63,412
Series 2011-100, Class MY,
4.000%, 07/20/2041	128,808	139,712
Series 2011-128, Class MD,
4.000%, 10/20/2040	140,000	148,256
Series 2011-19, Class MG,
3.000%, 06/16/2040	287	287
Series 2011-43, Class ZQ,
5.500%, 01/16/2033	84,659	89,019
Series 2011-59, Class QC,
4.000%, 12/20/2040	116,867	123,040
Series 2011-66, Class UA,
4.000%, 05/16/2041	164,549	177,782
Series 2011-71, Class ZC,
5.500%, 07/16/2034	189,986	210,233
Series 2011-97, Class WA,
6.129%, 11/20/2038(a)	54,957	63,524
Series 2011-H01, Class AF,
1M US L + 0.45%,
11/20/2060(a)	240,628	241,211
Series 2011-H02, Class BA,
4.241%, 02/20/2061(a)	9,469	9,602
Series 2011-H11, Class FB,
1M US L + 0.50%,
04/20/2061(a)	130,211	130,626
Series 2011-H11, Class FA,
1M US L + 0.50%,
03/20/2061(a)	87,115	87,427
Series 2011-H15, Class FA,
1M US L + 0.45%,
06/20/2061(a)	57,086	57,227
Series 2012-32, Class PE,
3.500%, 03/16/2042	89,000	99,943
Series 2012-38, Class PL,
3.250%, 01/20/2041	100,000	102,624
Series 2012-51, Class VM,
3.500%, 04/16/2025	94,482	98,185
Series 2012-68, Class GE,
3.000%, 05/20/2042	5,373	5,545
Series 2012-76, Class GF,
1M US L + 0.30%,
06/16/2042(a)	16,632	16,742
Series 2012-H08, Class FC,
1M US L + 0.57%,
04/20/2062(a)	627,843	630,671
Series 2012-H14, Class FK,
1M US L + 0.58%,
07/20/2062(a)	175,380	176,175

See Notes to Financial Statements.

76 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2012-H20, Class PT,
0.899%, 07/20/2062(a)	$94,559	$94,432
Series 2012-H24, Class FE,
1M US L + 0.60%,
10/20/2062(a)	3,501	3,524
Series 2013-100, Class MA,
3.500%, 02/20/2043	69,663	72,577
Series 2013-115, Class PM,
4.000%, 08/20/2043	400,000	437,032
Series 2013-22, Class GB,
2.500%, 08/20/2042	120,000	123,710
Series 2013-69, Class NA,
2.000%, 09/20/2042	182,501	186,861
Series 2013-98, Class KF,
1M US L + 0.30%,
11/20/2041(a)	22,176	22,202
Series 2013-99, Class MF,
1M US L + 0.30%,
07/20/2043(a)	88,635	89,093
Series 2013-H01, Class FA,
1.650%, 01/20/2063	1,703	1,720
Series 2013-H04, Class BA,
1.650%, 02/20/2063	7,487	7,576
Series 2013-H07, Class GA,
1M US L + 0.47%,
03/20/2063(a)	216,338	216,838
Series 2013-H09, Class HA,
1.650%, 04/20/2063	23,782	23,867
Series 2013-H18, Class EA,
1M US L + 0.50%,
07/20/2063(a)	98,732	98,967
Series 2014-53, Class JM,
7.058%, 04/20/2039(a)	306,491	355,079
Series 2014-98, Class HE,
3.000%, 07/20/2044	53,984	55,695
Series 2014-H10, Class TA,
1M US L + 0.60%,
04/20/2064(a)	373,633	376,813
Series 2014-H15, Class FA,
1M US L + 0.50%,
07/20/2064(a)	25,756	25,893
Series 2014-H16, Class FL,
1M US L + 0.47%,
07/20/2064(a)	459,146	460,593
Series 2015-190, Class LE,
3.500%, 06/20/2045	45,899	47,371
Series 2015-63, Class KA,
3.000%, 04/20/2040	33,494	34,584
Series 2015-84, Class QA,
3.500%, 06/20/2045	350,933	376,652
Series 2015-H09, Class FA,
1M US L + 0.62%,
04/20/2065(a)	260,053	262,209
Series 2015-H12, Class FB,
1M US L + 0.60%,
05/20/2065(a)	102,415	103,144
	Principal Amount	Value (Note 2)
Series 2015-H15, Class FC,
1M US L + 0.58%,
06/20/2065(a)	$137,337	$138,369
Series 2015-H22, Class FC,
1M US L + 0.60%,
09/20/2065(a)	59,225	59,699
Series 2015-H26, Class FA,
1M US L + 0.52%,
10/20/2065(a)	63,756	64,140
Series 2015-H26, Class FG,
1M US L + 0.52%,
10/20/2065(a)	311,216	312,874
Series 2015-H29, Class FA,
1M US L + 0.70%,
10/20/2065(a)	5,769	5,808
Series 2015-H30, Class FE,
1M US L + 0.60%,
11/20/2065(a)	64,126	64,687
Series 2015-H31, Class FT,
1M US L + 0.65%,
11/20/2065(a)	101,863	102,355
Series 2015-H32, Class FH,
1M US L + 0.66%,
12/20/2065(a)	221,779	224,065
Series 2016-116, Class GV,
3.000%, 05/20/2026	50,690	52,768
Series 2016-120, Class KA,
2.000%, 09/20/2046	9,605	9,865
Series 2016-82, Class BA,
3.000%, 09/20/2045	133,898	135,610
Series 2016-H06, Class FC,
1M US L + 0.92%,
02/20/2066(a)	186,560	189,574
Series 2016-H08, Class FT,
1M US L + 0.72%,
02/20/2066(a)	451,107	453,705
Series 2016-H11, Class F,
1M US L + 0.80%,
05/20/2066(a)	638,777	647,759
Series 2016-H13, Class FT,
1M US L + 0.58%,
05/20/2066(a)	33,094	33,188
Series 2016-H14, Class FA,
1M US L + 0.80%,
06/20/2066(a)	159,059	161,290
Series 2016-H15, Class FA,
1M US L + 0.80%,
07/20/2066(a)	702,765	712,073
Series 2016-H17, Class FK,
1M US L + 0.85%,
07/20/2066(a)	94,644	96,171
Series 2016-H17, Class FC,
1M US L + 0.83%,
08/20/2066(a)	200,920	204,066
Series 2016-H20, Class PT,
2.804%, 09/20/2066(a)	645,347	681,571

See Notes to Financial Statements.

77 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2016-H23, Class F,
1M US L + 0.75%,
10/20/2066(a)	$250,184	$253,394
Series 2016-H24, Class FG,
1M US L + 0.75%,
10/20/2066(a)	367,588	372,273
Series 2017-150, Class JE,
3.000%, 07/20/2047	116,155	118,797
Series 2017-165, Class VE,
3.500%, 11/20/2030	110,968	113,244
Series 2017-170, Class MC,
2.500%, 10/20/2047	124,761	124,158
Series 2017-36, Class MJ,
3.000%, 03/20/2047	60,308	62,672
Series 2017-56, Class AZ,
3.000%, 04/20/2047	109,323	116,207
Series 2017-73, Class JT,
2.750%, 09/20/2046	38,242	39,075
Series 2017-80, Class BJ,
3.000%, 03/20/2047	179,450	186,276
Series 2017-H06, Class FE,
1M US L + 0.55%,
02/20/2067(a)	108,010	108,666
Series 2017-H15, Class FC,
1M US L + 0.47%,
06/20/2067(a)	296,152	297,280
Series 2017-H16, Class PT,
4.696%, 05/20/2066(a)	85,469	88,945
Series 2017-H17, Class FG,
1M US L + 0.50%,
08/20/2067(a)	46,839	47,009
Series 2018-160, Class AD,
3.500%, 02/20/2048	379,329	397,450
Series 2018-36, Class CZ,
4.000%, 03/20/2048	256,402	284,379
Series 2018-37, Class C,
2.500%, 01/20/2046	253,622	264,437
Series 2019-111, Class TE,
2.000%, 09/20/2049	108,373	109,946
Series 2019-61, Class K,
3.500%, 07/20/2048	115,073	115,825
Series 2020-125, Class GA,
2.500%, 03/20/2050	480,609	493,166
Series 2020-125, Class GC,
2.500%, 08/20/2050	103,512	103,417
Series 2020-32, Class UM,
2.500%, 03/20/2050	1,748,742	1,798,211
Series 2020-5, Class LC,
3.500%, 10/20/2049	335,313	342,924
Series 2020-61, Class AB,
3.000%, 05/20/2048	286,540	292,638
Series 2020-62, Class PD,
3.000%, 05/20/2050	701,714	712,936
Series 2020-83, Class ML,
3.000%, 06/20/2050	176,672	182,011
	Principal Amount	Value (Note 2)
Series 2020-98, Class CE,
3.000%, 07/20/2050	$2,197,292	$2,249,034
		31,788,033
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $126,567,219)		127,528,645

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.53%)
Fannie Mae-Aces
Series 2006-M2, Class A3F,
5.345%, 09/25/2031(a)	362,941	392,063
Series 2013-M6, Class 1AC,
3.303%, 02/25/2043(a)	12,694,241	14,040,245
Series 2016-M11, Class AL,
2.944%, 07/25/2039	188,053	191,285
Series 2016-M3, Class ASQ2,
2.263%, 02/25/2023	57,893	58,060
Series 2017-M15, Class A1,
2.959%, 09/25/2027(a)	4,211,950	4,434,128
Series 2018-M12, Class A1,
3.546%, 08/25/2030	4,577,247	5,029,130
Series 2018-M13, Class A1,
3.695%, 03/25/2030(a)	2,143,743	2,363,996
Series 2018-M8, Class A1,
3.325%, 06/25/2028(a)	7,114,219	7,691,799
Series 2019-M10, Class A1,
2.000%, 04/25/2030	1,648,328	1,687,554
Series 2019-M14, Class A1,
2.304%, 06/25/2029	152,793	158,465
Series 2019-M24, Class 2XA,
1.149%, 03/25/2031(a)(c)	2,346,532	207,011
Series 2020-M10, Class X1,
1.794%, 12/25/2030(a)(c)	804,502	103,128
Series 2020-M10, Class X4,
0.865%, 07/25/2032(a)(c)	55,914,323	3,996,722
Series 2020-M13, Class X2,
1.287%, 09/25/2030(a)(c)	2,320,744	187,487
		40,541,073
Freddie Mac Multifamily
Structured Pass Through
Certificates
Series 2018-J19L, Class AFL,
1M US L + 0.23%,
11/25/2027(a)	135,310	134,649
Series 2019-KL4F,
Class A2AS,
3.683%, 10/25/2025(a)	256,000	272,500

See Notes to Financial Statements.

78 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2019-KLU2, Class X1,
1.036%, 08/25/2029(a)(c)	$63,307,051	$4,150,841
		4,557,990

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
(Cost $45,395,306)		45,099,063

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (5.66%)
Fannie Mae Grantor Trust
Series 2002-T12, Class A1,
05/25/2042	225,852	256,507

Fannie Mae Pool
Series 2003-386375,
4.790%, 08/01/2028	848,246	847,875
Series 2005-843080,
6.000%, 12/01/2034	129,069	139,002
Series 2007-943003,
5.500%, 08/01/2047	92,928	101,097
Series 2009-,
4.500%, 06/01/2039	121,058	130,393
Series 2009-463331,
5.250%, 08/01/2029	626,726	705,853
Series 2009-930895,
4.500%, 03/01/2039	179,814	191,309
Series 2009-931707,
4.500%, 08/01/2039	117,377	126,413
Series 2009-958348,
5.440%, 04/01/2027	138,487	150,444
Series 2009-958878,
5.750%, 07/01/2027	1,368,398	1,501,165
Series 2011-467068,
6.130%, 01/01/2026	1,552,707	1,782,768
Series 2011-468477,
4.590%, 08/01/2026	411,517	466,249
Series 2011-469013,
5.470%, 08/01/2026	1,025,906	1,158,848
Series 2011-AH9290,
4.000%, 04/01/2041	49,181	51,965
Series 2012-,
3.500%, 04/01/2042	85,756	89,700
Series 2012-470020,
4.200%, 01/01/2030	1,593,019	1,825,741
Series 2012-AM0279,
3.210%, 08/01/2027	300,549	306,367
Series 2012-AM1387,
3.260%, 11/01/2032	120,099	130,381
Series 2012-MA1214,
3.000%, 10/01/2042	840,826	868,689
Series 2013-,
3.380%, 05/01/2028	279,426	288,625
	Principal Amount	Value (Note 2)
Series 2013-AM 4236,
3.940%, 08/01/2025	$222,454	$241,985
Series 2013-AM3154,
3.250%, 05/01/2028	366,329	388,896
Series 2013-AM3162,
3.000%, 04/01/2025	760,761	778,428
Series 2013-AM4329,
3.870%, 10/01/2025	199,511	217,798
Series 2013-AM4781,
4.180%, 11/01/2028	1,233,605	1,412,959
Series 2013-AM4991,
3.970%, 12/01/2025	164,130	179,905
Series 2013-AR2289,
3.000%, 02/01/2033	287,436	302,915
Series 2013-AT9663,
2.500%, 07/01/2043	557,231	572,037
Series 2013-MA1586,
3.000%, 08/01/2043	202,861	216,823
Series 2014-AM4198,
3.550%, 03/01/2024	96,904	101,631
Series 2014-AM5473,
3.760%, 03/01/2024	545,000	574,031
Series 2014-AM7274,
3.000%, 12/01/2024	1,200,000	1,205,196
Series 2015-,
3.100%, 09/01/2025	158,950	169,564
Series 2015-AM8666,
2.960%, 06/01/2030	180,713	194,932
Series 2015-AM8918,
3.250%, 09/01/2030	731,000	811,003
Series 2015-AM9173,
3.110%, 06/01/2027	244,561	245,956
Series 2015-AM9830,
3.190%, 09/01/2027	585,786	638,344
Series 2016-AL8405,
4.500%, 05/01/2041	236,845	255,418
Series 2016-AN0665,
3.070%, 02/01/2026	196,594	209,281
Series 2016-AN0774,
3.210%, 01/01/2026	178,642	191,676
Series 2016-AN2228,
2.520%, 08/01/2026	189,472	197,433
Series 2016-AN3542,
3.410%, 11/01/2046	365,936	407,328
Series 2016-AN3749,
2.520%, 12/01/2026	464,560	482,114
Series 2016-BC0943,
3.500%, 05/01/2046	461,491	498,613
Series 2017-,
3.010%, 07/01/2027	268,832	289,196
3.160%, 07/01/2027	150,000	159,241
3.500%, 06/01/2047	449,509	469,332
Series 2017-AN4431,
3.220%, 01/01/2027	85,000	92,542

See Notes to Financial Statements.

79 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2017-AN4469,
3.640%, 01/01/2029	$695,646	$776,390
Series 2017-AN4529,
3.620%, 01/01/2027	835,560	919,738
Series 2017-AN4606,
3.510%, 02/01/2027	798,259	855,475
Series 2017-AN4833,
3.320%, 04/01/2027	95,000	103,927
Series 2017-AN5279,
3.340%, 04/01/2029	463,001	465,839
Series 2017-AN5742,
3.190%, 05/01/2030	139,737	153,715
Series 2017-AN5796,
3.030%, 06/01/2027	218,890	231,251
Series 2017-AN6304,
3.100%, 10/01/2027	275,000	299,377
Series 2017-AN6670,
3.210%, 09/01/2027	1,937,385	2,030,924
Series 2017-AN7060,
2.930%, 10/01/2027	1,780,000	1,886,042
Series 2017-AN7234,
3.010%, 12/01/2027	1,000,000	1,045,723
Series 2017-AN7384,
2.880%, 12/01/2027	49,294	52,974
Series 2017-AN7547,
3.370%, 11/01/2027	1,118,295	1,172,296
Series 2017-AN7823,
2.890%, 12/01/2027	235,000	253,230
Series 2017-CA0522,
3.000%, 10/01/2047	339,468	349,022
Series 2018-,
4.500%, 08/01/2041	466,516	521,565
Series 2018-109435,
3.890%, 08/01/2028	1,912,205	2,090,766
Series 2018-109741,
3.730%, 11/01/2025	11,350,000	11,967,488
Series 2018-387770,
3.625%, 07/01/2028	2,570,000	2,807,610
Series 2018-387853,
3.455%, 08/01/2025	175,000	181,032
Series 2018-387904,
3.840%, 08/01/2028	680,994	771,177
Series 2018-387983,
3.630%, 08/01/2028	2,000,000	2,180,761
Series 2018-AN8198,
3.140%, 01/01/2028	300,000	314,288
Series 2018-AN8272,
3.170%, 02/01/2028	100,000	106,701
Series 2018-AN8486,
3.330%, 04/01/2030	330,625	368,806
Series 2018-AN8493,
3.300%, 02/01/2030	430,965	468,953
Series 2018-AN8982,
3.440%, 05/01/2028	1,000,000	1,075,968
	Principal Amount	Value (Note 2)
Series 2018-AN9038,
3.460%, 05/01/2028	$135,000	$145,896
Series 2018-AN924,
4.210%, 05/01/2033	621,475	700,739
Series 2018-AN9354,
3.640%, 06/01/2028	1,565,000	1,703,133
Series 2018-AN9976,
3.960%, 02/01/2030	470,000	542,826
Series 2018-BI0404,
4.100%, 11/01/2028	3,944,903	4,374,786
Series 2018-BL0119,
4.090%, 11/01/2026	787,145	880,255
Series 2018-BL0212,
3.820%, 07/01/2027	44,371	47,997
Series 2018-BL0550,
3.770%, 11/01/2028	660,000	747,459
Series 2018-BL0907,
3.880%, 12/01/2028	450,000	513,558
Series 2019-BI2928,
3.410%, 07/01/2027	829,474	910,074
Series 2019-BL1188,
3.480%, 02/01/2026	200,000	216,426
Series 2019-BL1300,
4.200%, 01/01/2029	1,375,000	1,542,465
Series 2019-BL1451,
3.760%, 02/01/2029	685,000	748,031
Series 2019-BL1567,
3.590%, 02/01/2029	1,775,000	1,941,362
Series 2019-BL1596,
3.480%, 03/01/2029	167,850	187,519
Series 2019-BL2236,
3.640%, 10/01/2029	1,100,000	1,231,470
Series 2019-BL2356,
3.020%, 05/01/2026	165,000	173,716
Series 2019-BL2460,
3.400%, 05/01/2029	588,071	634,865
Series 2019-BL3182,
2.980%, 07/01/2029	255,077	272,091
Series 2019-BM6011,
3.348%, 11/01/2026(a)	137,499	148,449
Series 2019-BM6152,
3.500%, 06/01/2044	1,485,046	1,604,649
Series 2019-MA3784,
3.500%, 09/01/2049	3,960,144	4,114,495
Series 2020-,
3.500%, 04/01/2050	332,424	345,496
		79,546,256
Freddie Mac Gold Pool
Series 2006-,
6.000%, 01/01/2036	81,328	87,330
Series 2007-,
5.500%, 11/01/2037	70,699	77,721
Series 2012-,
3.500%, 08/01/2042	107,316	112,486

See Notes to Financial Statements.

80 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2013-G80393,
5.000%, 08/20/2036	$176,676	$193,781
Series 2013-T65180,
3.000%, 11/01/2043	159,407	164,951
Series 2015-U49046,
4.000%, 02/01/2029	91,723	98,098
		734,367
Freddie Mac Pool
Series 2005-002936,
Class FC,
1M US L + 0.40%,
03/15/2029(a)	26,413	26,564
Series 2017-WN2000,
2.700%, 08/01/2023	10,668,776	10,703,170
Series 2018-,
3.500%, 12/01/2045	99,101	103,466
		10,833,200
Ginnie Mae II Pool
Series 2010-,
4.000%, 09/20/2040	109,465	116,715
4.000%, 11/20/2040	111,021	118,359
1M US L + 2.034%,
08/20/2060(a)	443,697	469,212
Series 2012-,
3.500%, 03/20/2042	446,339	463,184
3.500%, 04/20/2042	108,524	112,633
3.500%, 05/20/2042	179,374	186,152
3.500%, 06/20/2042	107,940	112,039
3.500%, 08/20/2042	123,313	127,995
3.500%, 09/20/2042	94,226	97,797
3.500%, 10/20/2042	127,609	132,444
3.500%, 12/20/2042	120,696	125,246
4.000%, 02/20/2042	50,633	53,985
4.000%, 04/20/2042	152,592	162,639
4.000%, 09/20/2042	98,276	104,783
Series 2012-5302+,
3.500%, 02/20/2042	331,685	344,186
Series 2013-,
3.250%, 04/20/2033	405,242	423,739
3.500%, 04/20/2043	320,358	332,470
Series 2013-MA1149,
3.000%, 07/20/2043	16,332	16,790
Series 2016-MA3588,
3.500%, 04/20/2046	428,506	442,158
Series 2016-MA3793,
3.500%, 07/20/2046	1,094,961	1,129,858
Series 2016-MA3865,
3.500%, 08/20/2046	903,422	932,234
Series 2019-,
3.500%, 12/20/2049	270,899	276,885
Series 2019-784688,
5.000%, 02/20/2049	2,787,583	3,029,258
Series 2019-MA5864,
3.000%, 04/20/2049	63,920	65,499
Series 2019-MA5920,
3.000%, 05/20/2049	30,852	31,614
	Principal Amount	Value (Note 2)
Series 2019-MA5936,
6.500%, 05/20/2049	$77,342	$89,416
		9,497,290
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $100,903,237)		100,867,620

CORPORATE BONDS (56.25%)
Aerospace & Defense (2.44%)
Boeing Co.
2.20%, 02/04/2026	7,030,000	7,044,118
Teledyne Technologies, Inc.
0.95%, 04/01/2024	4,985,000	4,982,548
1.60%, 04/01/2026	7,975,000	7,969,018
2.25%, 04/01/2028	9,970,000	10,032,918
2.75%, 04/01/2031	3,969,000	4,049,397
TransDigm, Inc.
6.25%, 03/15/2026(e)	5,000,000	5,225,000
8.00%, 12/15/2025(e)	3,940,000	4,196,100
Total Aerospace & Defense		43,499,099
Airlines (1.64%)
Alaska Airlines 2020-1 Class A Pass
Through Trust
4.80%, 08/15/2027(e)	5,804,311	6,456,612
Alaska Airlines 2020-1 Class B Pass
Through Trust
8.00%, 08/15/2025(e)	5,272,416	5,953,605
British Airways 2020-1 Class A
Pass Through Trust
4.25%, 11/15/2032(e)	1,306,895	1,412,507
Delta Air Lines, Inc.
7.00%, 05/01/2025(e)	1,993,000	2,326,295
Southwest Airlines Co.
5.25%, 05/04/2025	7,540,000	8,455,677
United Airlines 2020-1 Class A Pass
Through Trust
Series 20-1
5.88%, 10/15/2027	4,132,598	4,631,858
Total Airlines		29,236,554
Apparel & Textile Products (0.20%)
Hanesbrands, Inc.
5.38%, 05/15/2025(e)	3,500,000	3,644,375

Automobiles Manufacturing (3.19%)
Ford Motor Co.
5.29%, 12/08/2046	4,910,000	5,640,092
8.50%, 04/21/2023	500,000	548,875
9.00%, 04/22/2025	8,500,000	10,231,875
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	6,500,000	6,686,875
4.00%, 11/13/2030	6,965,000	7,278,425
3M US L + 1.27%,
03/28/2022(a)	1,000,000	1,000,773

See Notes to Financial Statements.

81 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
General Motors Co.
5.00%, 04/01/2035	$5,348,000	$6,344,641
Nissan Motor Co., Ltd.
4.81%, 09/17/2030(e)	15,300,000	17,016,231
Volkswagen Group of America
Finance LLC
0.75%, 11/23/2022(e)	995,000	995,917
0.88%, 11/22/2023(e)	995,000	994,743
Total Automobiles Manufacturing		56,738,447
Banks (5.24%)
Associated Bank NA/Green Bay WI
4.25%, 01/15/2025	934,000	998,179
Bank of New Zealand
2.00%, 02/21/2025(e)	7,375,000	7,538,334
CIT Group, Inc.
1D US SOFR + 3.83%,
06/19/2024(a)	12,890,000	13,404,503
Citizens Financial Group, Inc.
Series F
5Y US TI + 5.313%(a)(f)	1,314,000	1,443,758
Cooperatieve Rabobank UA
3.75%, 07/21/2026	4,500,000	4,894,013
3.95%, 11/09/2022	675,000	697,779
Danske Bank A/S
5.00%, 01/12/2022(e)	4,625,000	4,664,317
5.38%, 01/12/2024(e)	1,000,000	1,089,533
1Y US TI + 1.03%,
12/08/2023(a)(e)	2,000,000	2,006,183
1Y US TI + 1.35%,
09/11/2026(a)(e)	6,500,000	6,457,497
First Horizon Corp.
3.55%, 05/26/2023	2,500,000	2,596,026
FNB Corp.
2.20%, 02/24/2023	1,800,000	1,821,195
Intesa Sanpaolo SpA
4.20%, 06/01/2032(e)	1,800,000	1,816,250
4.95%, 06/01/2042(e)	1,800,000	1,861,304
PNC Financial Services Group, Inc.
Series O
3M US L + 3.678%(a)(f)	17,387,000	17,492,631
Synovus Bank/Columbus GA
1D US SOFR + 0.95%,
02/10/2023(a)	6,235,000	6,256,958
Truist Bank
5Y US TI + 1.15%,
09/17/2029(a)	4,750,000	4,923,332
UniCredit SpA
1Y US TI + 2.30%,
09/22/2026(a)(e)	8,500,000	8,551,285
US Bancorp
5Y US TI + 0.95%,
11/03/2036(a)	4,961,000	4,942,565
Total Banks		93,455,642
	Principal Amount	Value (Note 2)
Cable & Satellite (1.21%)
CCO Holdings LLC / CCO Holdings
Capital Corp.
4.25%, 02/01/2031(e)	$8,427,000	$8,400,708
4.25%, 01/15/2034(e)	1,984,000	1,926,772
4.50%, 06/01/2033(e)	5,978,000	5,970,737
Charter Communications
Operating LLC / Charter
Communications Operating
Capital
3.85%, 04/01/2061	4,980,000	4,823,263
3M US L + 1.65%,
02/01/2024(a)	500,000	512,598
Total Cable & Satellite		21,634,078
Casinos & Gaming (0.87%)
MGM Resorts International
5.50%, 04/15/2027	3,985,000	4,298,819
7.75%, 03/15/2022	3,348,000	3,427,515
Penn National Gaming, Inc.
5.63%, 01/15/2027(e)	7,595,000	7,851,331
Total Casinos & Gaming		15,577,665
Chemicals (0.21%)
Kraton Polymers LLC / Kraton
Polymers Capital Corp.
4.25%, 12/15/2025(e)	3,685,000	3,813,975

Commercial Finance (2.58%)
AerCap Ireland Capital DAC /
AerCap Global Aviation Trust
2.45%, 10/29/2026	11,906,000	12,023,682
3.30%, 01/30/2032	2,976,000	3,031,547
3.85%, 10/29/2041	4,960,000	5,143,304
6.50%, 07/15/2025	11,053,000	12,810,306
Air Lease Corp.
Series C
5Y US TI + 3.149%(a)(f)	4,960,000	4,898,000
Avolon Holdings Funding, Ltd.
2.53%, 11/18/2027(e)	2,830,000	2,780,110
4.25%, 04/15/2026(e)	3,100,000	3,332,332
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023(e)	1,850,000	1,927,441
Total Commercial Finance		45,946,722
Construction Materials Manufacturing (0.11%)
Martin Marietta Materials, Inc.
2.40%, 07/15/2031	1,988,000	1,988,227

Consumer Finance (2.55%)
Ally Financial, Inc.
1.45%, 10/02/2023	990,000	1,000,031
Series C
7Y US TI + 3.481%(a)(f)	2,982,000	3,041,640
American Express Co.
Series B
3M US L + 3.43%(a)(f)	8,530,000	8,530,088

See Notes to Financial Statements.

82 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Discover Financial Services
Series D
5Y US TI + 5.78%(a)(f)	$5,000,000	$5,567,500
OneMain Finance Corp.
5.38%, 11/15/2029	3,500,000	3,740,625
8.88%, 06/01/2025	15,142,000	16,391,214
Rocket Mortgage LLC
3.88%, 03/01/2031(e)	2,000,000	1,978,142
Synchrony Financial
3.70%, 08/04/2026	3,192,000	3,427,402
4.25%, 08/15/2024	1,700,000	1,824,793
Total Consumer Finance		45,501,435

Department Stores (0.71%)
Nordstrom, Inc.
4.25%, 08/01/2031	12,484,000	12,497,420

Diversified Banks (4.91%)
Bank of America Corp.
1D US SOFR + 0.96%,
07/22/2027(a)	12,344,000	12,268,632
1D US SOFR + 1.21%,
10/20/2032(a)	2,976,000	2,984,600
1D US SOFR + 1.37%,
10/24/2031(a)	15,418,000	14,715,780
5Y US TI + 1.20%,
09/21/2036(a)	9,486,000	9,231,254
Citigroup, Inc.
4.30%, 11/20/2026	12,545,000	13,927,599
1D US SOFR + 1.17%,
05/01/2032(a)	1,993,000	2,002,981
JPMorgan Chase & Co.
1D US SOFR + 0.535%,
06/01/2025(a)	2,982,000	2,995,885
1D US SOFR + 1.25%,
04/22/2032(a)	7,140,000	7,199,896
1D US SOFR + 1.46%,
04/22/2042(a)	10,509,000	10,981,470
1D US SOFR + 2.04%,
04/22/2031(a)	4,000,000	4,050,926
NatWest Group PLC
1Y US TI + 2.55%,
05/22/2028(a)	2,000,000	2,096,881
Sumitomo Mitsui Financial Group,
Inc.
1.40%, 09/17/2026	2,977,000	2,922,701
1.90%, 09/17/2028	1,984,000	1,935,381
Total Diversified Banks		87,313,986

Electrical Equipment Manufacturing (0.25%)
Otis Worldwide Corp.
3M US L + 0.45%,
04/05/2023(a)	900,000	900,071
Trimble, Inc.
4.75%, 12/01/2024	3,254,000	3,566,856
Total Electrical Equipment Manufacturing		4,466,927
	Principal Amount	Value (Note 2)
Exploration & Production (0.52%)
Diamondback Energy, Inc.
0.90%, 03/24/2023	$2,040,000	$2,040,000
4.40%, 03/24/2051	2,990,000	3,452,774
Hilcorp Energy I LP / Hilcorp
Finance Co.
6.25%, 11/01/2028(e)	3,852,000	3,958,527
Total Exploration & Production		9,451,301
Financial Services (5.59%)
Carlyle Finance Subsidiary LLC
3.50%, 09/19/2029(e)	2,000,000	2,149,444
Credit Suisse Group AG
3.57%, 01/09/2023(e)	9,021,000	9,070,876
1D US SOFR + 1.73%,
05/14/2032(a)(e)	8,575,000	8,737,310
1D US SOFR + 2.044%,
06/05/2026(a)(e)	3,000,000	3,037,373
5Y US TI + 4.82%(a)(e)(f)	7,875,000	8,593,594
Goldman Sachs Group, Inc.
3.50%, 04/01/2025	7,006,000	7,482,891
1D US SOFR + 0.50%,
09/10/2024(a)	3,976,000	3,983,027
1D US SOFR + 0.913%,
10/21/2027(a)	2,976,000	2,980,003
Series DMTN
1D US SOFR + 1.248%,
07/21/2032(a)	2,978,000	2,929,369
Morgan Stanley
Series GMTN
1D US SOFR + 0.858%,
07/20/2027(a)	8,915,000	8,772,095
1D US SOFR + 0.88%,
05/04/2027(a)	3,986,000	3,950,051
1D US SOFR + 1.36%,
09/16/2036(a)	22,583,000	21,957,211
Nasdaq, Inc.
0.45%, 12/21/2022	2,990,000	2,987,077
Raymond James Financial, Inc.
4.65%, 04/01/2030	9,000,000	10,579,288
UBS AG/London
1.75%, 04/21/2022(e)	1,500,000	1,507,845
UBS Group AG
1Y US TI + 0.83%,
07/30/2024(a)(e)	1,000,000	1,001,539
Total Financial Services		99,718,993
Food & Beverage (0.63%)
Becle SAB de CV
2.50%, 10/14/2031(e)	7,000,000	6,901,509
JDE Peet's NV
0.80%, 09/24/2024(e)	1,984,000	1,962,149
Lamb Weston Holdings, Inc.
4.63%, 11/01/2024(e)	2,490,000	2,553,869
Total Food & Beverage		11,417,527

See Notes to Financial Statements.

83 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Hardware (0.25%)
Dell, Inc.
5.40%, 09/10/2040	$3,720,000	$4,480,814

Health Care Facilities & Services (2.28%)
HCA, Inc.
2.38%, 07/15/2031	11,927,000	11,664,071
3.50%, 07/15/2051	6,958,000	7,062,275
4.13%, 06/15/2029	3,000,000	3,324,535
4.50%, 02/15/2027	3,680,000	4,085,012
5.25%, 04/15/2025	1,737,000	1,948,330
5.25%, 06/15/2049	3,110,000	4,037,782
Jaguar Holding Co. II / PPD
Development LP
4.63%, 06/15/2025(e)	8,300,000	8,632,000
Total Health Care Facilities & Services		40,754,005

Homebuilders (0.50%)
Shea Homes LP / Shea Homes
Funding Corp.
4.75%, 04/01/2029(e)	3,500,000	3,521,875
Tri Pointe Homes, Inc.
5.70%, 06/15/2028	5,000,000	5,443,750
Total Homebuilders		8,965,625

Industrial Other (0.11%)
Quanta Services, Inc.
0.95%, 10/01/2024	1,984,000	1,968,613

Life Insurance (0.27%)
Nippon Life Insurance Co.
5Y US TI + 2.60%,
09/16/2051(a)(e)	5,000,000	4,865,413

Medical Equipment & Devices Manufacturing (0.17%)
PerkinElmer, Inc.
0.85%, 09/15/2024	2,977,000	2,955,185

Metals & Mining (0.57%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	9,805,000	10,103,960

Pharmaceuticals (3.09%)
AbbVie, Inc.
2.15%, 11/19/2021	3,250,000	3,252,828
Bausch Health Cos., Inc.
6.13%, 04/15/2025(e)	17,504,000	17,850,055
Organon & Co. / Organon Foreign
Debt Co-Issuer BV
4.13%, 04/30/2028(e)	9,180,000	9,317,700
5.13%, 04/30/2031(e)	7,574,000	7,821,518
Viatris, Inc.
1.13%, 06/22/2022(e)	16,829,000	16,890,092
Total Pharmaceuticals		55,132,193
	Principal Amount	Value (Note 2)
Pipeline (4.74%)
Buckeye Partners LP
4.13%, 12/01/2027	$3,064,000	$3,090,810
4.15%, 07/01/2023	3,800,000	3,936,420
4.35%, 10/15/2024	2,440,000	2,555,339
4.50%, 03/01/2028(e)	6,935,000	6,856,981
5.60%, 10/15/2044	2,828,000	2,746,865
Energy Transfer LP
3.45%, 01/15/2023	2,027,000	2,074,765
4.20%, 04/15/2027	2,215,000	2,416,946
Series B
3M US L + 4.16%(a)(f)	2,506,000	2,437,085
Series F
5Y US TI + 5.134%(a)(f)	2,985,000	3,070,819
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(e)	12,936,000	13,103,308
4.32%, 12/30/2039(e)	8,561,000	8,972,314
Midwest Connector Capital Co.
LLC
3.63%, 04/01/2022(e)	11,522,000	11,639,023
3.90%, 04/01/2024(e)	4,975,000	5,184,525
4.63%, 04/01/2029(e)	2,001,000	2,137,660
Targa Resources Partners LP /
Targa Resources Partners
Finance Corp.
6.88%, 01/15/2029	3,763,000	4,219,264
Western Midstream Operating LP
4.35%, 02/01/2025	7,165,000	7,514,294
3M US L + 2.10%,
01/13/2023(a)	2,630,000	2,610,738
Total Pipeline		84,567,156
Power Generation (1.41%)
Alexander Funding Trust
1.84%, 11/15/2023(e)	5,975,000	6,072,155
NRG Energy, Inc.
2.00%, 12/02/2025(e)	4,530,000	4,583,655
2.45%, 12/02/2027(e)	5,455,000	5,459,796
Vistra Operations Co. LLC
5.50%, 09/01/2026(e)	8,626,000	8,892,975
Total Power Generation		25,008,581
Property & Casualty Insurance (0.12%)
Fairfax US, Inc.
4.88%, 08/13/2024(e)	2,000,000	2,162,639

Publishing & Broadcasting (1.02%)
Nexstar Media, Inc.
4.75%, 11/01/2028(e)	8,000,000	8,183,200
Scripps Escrow II, Inc.
3.88%, 01/15/2029(e)	9,960,000	9,922,699
Total Publishing & Broadcasting		18,105,899

See Notes to Financial Statements.

84 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Railroad (0.21%)
Westinghouse Air Brake
Technologies Corp.
4.95%, 09/15/2028	$3,304,000	$3,802,750

Real Estate (0.67%)
Cushman & Wakefield US
Borrower LLC
6.75%, 05/15/2028(e)	2,000,000	2,137,500
Howard Hughes Corp.
4.13%, 02/01/2029(e)	3,840,000	3,848,909
MGM Growth Properties
Operating Partnership LP /
MGP Finance Co.-Issuer, Inc.
4.63%, 06/15/2025(e)	5,500,000	5,919,375
Total Real Estate		11,905,784
Refining & Marketing (0.64%)
HollyFrontier Corp.
4.50%, 10/01/2030	4,975,000	5,425,993
5.88%, 04/01/2026	5,044,000	5,749,990
Total Refining & Marketing		11,175,983
Restaurants (0.44%)
Yum! Brands, Inc.
7.75%, 04/01/2025(e)	7,437,000	7,918,174

Semiconductors (0.95%)
Microchip Technology, Inc.
0.97%, 02/15/2024(e)	3,985,000	3,962,058
Micron Technology, Inc.
3.48%, 11/01/2051	992,000	993,161
TSMC Arizona Corp.
1.75%, 10/25/2026	2,431,000	2,445,573
2.50%, 10/25/2031	1,984,000	2,010,483
3.13%, 10/25/2041	3,165,000	3,305,535
3.25%, 10/25/2051	3,972,000	4,195,293
Total Semiconductors		16,912,103
Software & Services (1.54%)
Black Knight InfoServ LLC
3.63%, 09/01/2028(e)	7,931,000	7,901,259
CoStar Group, Inc.
2.80%, 07/15/2030(e)	10,000,000	10,139,671
Nielsen Finance LLC / Nielsen
Finance Co.
4.50%, 07/15/2029(e)	1,988,000	1,946,252
4.75%, 07/15/2031(e)	3,976,000	3,879,980
Roper Technologies, Inc.
0.45%, 08/15/2022	1,635,000	1,635,343
VMware, Inc.
2.20%, 08/15/2031	1,990,000	1,937,940
Total Software & Services		27,440,445
	Principal Amount	Value (Note 2)
Supermarkets & Pharmacies (0.35%)
Albertsons Cos. Inc / Safeway, Inc.
/ New Albertsons LP /
Albertsons LLC
4.63%, 01/15/2027(e)	$2,990,000	$3,132,922
Kroger Co.
2.65%, 10/15/2026	2,860,000	2,997,030
Total Supermarkets & Pharmacies		6,129,952
Transportation & Logistics (0.42%)
FedEx Corp. 2020-1 Class AA Pass
Through Trust
1.88%, 02/20/2034	7,483,245	7,414,037

Utilities (2.49%)
Atmos Energy Corp.
3M US L + 0.38%,
03/09/2023(a)	1,993,000	1,993,398
Dominion Energy, Inc.
3.07%, 08/15/2024(d)	1,500,000	1,574,751
Duke Energy Corp.
5Y US TI + 2.321%,
01/15/2082(a)	1,984,000	1,971,815
Edison International
Series A
5Y US TI + 4.70%(a)(f)	2,638,000	2,727,033
Exelon Corp.
3.50%, 06/01/2022	2,673,000	2,711,245
ONE Gas, Inc.
0.85%, 03/11/2023	6,975,000	6,976,928
1.10%, 03/11/2024	2,610,000	2,600,264
Pacific Gas and Electric Co.
1.37%, 03/10/2023	3,990,000	3,977,925
3M US L + 1.38%,
11/15/2021(a)	16,968,000	16,969,717
Southern California Edison Co.
1.10%, 04/01/2024	2,990,000	2,997,795
Total Utilities		44,500,871

Waste & Environment Services & Equipment (0.33%)
GFL Environmental, Inc.
5.13%, 12/15/2026(e)	5,570,000	5,827,613

Wireless Telecommunications Services (0.53%)
AT&T, Inc.
1.70%, 03/25/2026	1,995,000	2,004,115
Sprint Corp.
7.88%, 09/15/2023	6,792,000	7,539,120
Total Wireless Telecommunications Services		9,543,235
Wireline Telecommunications Services (0.30%)
Lumen Technologies, Inc.
Series T
5.80%, 03/15/2022	4,265,000	4,318,867

See Notes to Financial Statements.

85 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
NTT Finance Corp.
0.37%, 03/03/2023(e)	$996,000	$995,128
Total Wireline Telecommunications Services		5,313,995

TOTAL CORPORATE BONDS
(Cost $985,301,132)		1,002,857,398

GOVERNMENT BONDS (26.75%)

U.S. Treasury Bonds (26.75%)
United States Treasury Bonds
1.13%, 02/15/2031	39,018,000	37,640,177
1.25%, 08/15/2031	40,302,000	39,168,506
1.75%, 08/15/2041	90,244,000	86,902,151
2.00%, 08/15/2051	34,913,000	35,420,330
2.38%, 05/15/2051	19,373,000	21,298,192
United States Treasury Notes
0.13%, 12/15/2023	33,353,000	33,060,510
0.25%, 09/30/2023	27,689,000	27,578,677
0.50%, 02/28/2026	41,454,000	40,393,360
0.63%, 07/31/2026	20,380,000	19,866,520
0.75%, 03/31/2026	37,305,000	36,706,080
0.75%, 04/30/2026	17,345,000	17,055,352
0.75%, 08/31/2026	17,671,000	17,318,270
1.25%, 09/30/2028	21,910,000	21,610,449
1.63%, 05/15/2031	42,647,000	42,956,857
Total U.S. Treasury Bonds		476,975,431

TOTAL GOVERNMENT BONDS
(Cost $477,737,334)		476,975,431

	Shares	Value (Note 2)
PREFERRED STOCK (1.14%)
Consumer Discretionary (0.51%)
Retail - Consumer Discretionary (0.51%)
Qurate Retail, Inc.	83,200	9,083,776

TOTAL Consumer Discretionary		9,083,776

Financials (0.63%)
Banks (0.63%)
Bank of Hawaii, Series A(f)(g)	354,302	9,211,852
First Republic Bank(f)	86,350	2,105,213
		11,317,065

TOTAL Financials		11,317,065

TOTAL PREFERRED STOCK
(Cost $19,330,900)		20,400,841

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.27%)
Money Market Fund (0.27%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	0.030%	4,746,609	$4,746,609

TOTAL SHORT TERM INVESTMENTS
(Cost $4,746,609)			4,746,609

Value (Note 2)
TOTAL INVESTMENTS (99.75%)
(Cost $1,759,981,737)	$1,778,475,607

Other Assets In Excess Of Liabilities (0.25%)	4,401,317

NET ASSETS (100.00%)	$1,782,876,924

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2021 was 0.09%

3M US L - 3 Month LIBOR as of October 31, 2021 was 0.13%

7Y US TI - 7 Year US Treasury Index as of October 31, 2021 was 1.44%

1D US SOFR - 1 Day SOFR as of October 31, 2021 was 0.05%

1Y US TI - 1 Year US Treasury Bill as of October 31, 2021 was 0.15%

5Y US TI - 5 Year US Treasury Index as of October 31, 2021 was 1.18%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Interest only security.
(d)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of October 31, 2021.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, the aggregate market value of those securities was $389,340,095, representing 21.84% of net assets.
(f)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	Non-Income Producing Security.

See Notes to Financial Statements.

86 | October 31, 2021

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
COMMON STOCKS (1.25%)
Energy (0.48%)
Oil & Gas (0.48%)
Cheniere Energy Partners LP	16,500	$726,825
Western Midstream Partners LP	35,200	748,000
		1,474,825

TOTAL Energy		1,474,825

Financials (0.49%)
Financial Services (0.49%)
OneMain Holdings, Inc.	28,550	1,507,725

TOTAL Financials		1,507,725

Utilities (0.28%)
Utilities (0.28%)
Vistra Corp.	44,420	870,188

TOTAL Utilities		870,188

TOTAL COMMON STOCKS
(Cost $3,856,224)		3,852,738

	Shares	(Note 2)
EXCHANGE TRADED FUNDS (2.25%)
Invesco Senior Loan ETF	313,762	6,927,865

TOTAL EXCHANGE TRADED FUNDS
(Cost $6,939,938)		6,927,865

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (0.23%)
Ginnie Mae
Series 2011-H05, Class FB,
1M US L + 0.50%,
12/20/2060(a)	$33,746	$33,877
Series 2011-H14, Class FC,
1M US L + 0.50%,
05/20/2061(a)	75,139	75,398
Series 2012-H20, Class BA,
1M US L + 0.56%,
09/20/2062(a)	58,374	58,579
Series 2012-H29, Class SA,
1M US L + 0.515%,
10/20/2062(a)	58,949	59,233
Series 2013-H07, Class GA,
1M US L + 0.47%,
03/20/2063(a)	49,924	50,039
	Principal Amount	Value (Note 2)
Series 2013-H10, Class FA,
1M US L + 0.40%,
03/20/2063(a)	$26,196	$26,229
Series 2013-H22, Class FT,
1Y US TI + 0.65%,
04/20/2063(a)	35,343	35,221
Series 2013-H23, Class FA,
1M US L + 1.30%,
09/20/2063(a)	42,995	43,610
Series 2014-H03, Class FA,
1M US L + 0.60%,
01/20/2064(a)	29,244	29,376
Series 2015-H29, Class FL,
1M US L + 0.60%,
11/20/2065(a)	70,431	70,990
Series 2016-H09, Class FA,
1M US L + 0.65%,
03/20/2066(a)	55,221	55,772
Series 2018-H07, Class FE,
1M US L + 0.35%,
02/20/2068(a)	99,871	99,887
Series 2020-H09, Class NF,
1M US L + 1.25%,
04/20/2070(a)	76,829	79,143
		717,354
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $697,237)		717,354

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (0.79%)
Fannie Mae Pool
Series 1998-,
6.500%, 08/01/2028	42,882	48,284
7.500%, 08/01/2028	29,504	29,832
8.500%, 06/01/2027	29,638	30,140
Series 1999-,
6.000%, 04/01/2029	43,708	49,067
8.000%, 04/01/2029	29,541	29,857
Series 2001-,
7.000%, 06/01/2031	30,577	31,510
Series 2002-,
6.000%, 12/01/2032	46,447	51,582
Series 2003-,
4.500%, 09/01/2028	71,815	74,894
4.750%, 09/01/2033	45,819	49,995
5.500%, 10/01/2033	33,444	35,931
5.500%, 12/01/2033	42,647	47,871
Series 2005-,
4.500%, 05/01/2035	21,497	22,676
Series 2006-,
4.500%, 01/01/2036	32,107	33,356

See Notes to Financial Statements.

87 | October 31, 2021

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2021

	Principal Amount	Value (Note 2)
Series 2007-,
5.500%, 07/01/2037	$22,796	$24,738
6.000%, 07/01/2037	39,844	43,070
6.000%, 09/01/2037	48,485	54,605
6.500%, 11/01/2037	47,371	53,326
Series 2008-,
5.000%, 06/01/2037	54,691	59,731
5.500%, 04/01/2038	24,884	27,302
5.500%, 08/01/2038	31,071	34,468
6.500%, 07/01/2038	48,659	54,774
Series 2009-,
5.000%, 04/01/2039	57,226	61,730
Series 2010-,
4.000%, 05/01/2040	15,466	16,158
5.500%, 02/01/2038	54,272	59,445
Series 2015-,
5.000%, 07/01/2044	29,764	33,620
Series 2016-,
3.500%, 06/01/2046	62,073	64,873
		1,122,835
Freddie Mac Gold Pool
04/01/2040	56,180	63,485
Series 2004-,
5.500%, 01/01/2034	31,517	33,127
Series 2006-,
4.500%, 01/01/2036	15,250	16,655
5.500%, 12/01/2034	35,566	39,311
5.500%, 08/01/2036	21,058	22,794
6.000%, 05/01/2036	60,919	68,461
Series 2007-,
5.500%, 10/01/2037	10,727	11,996
Series 2008-,
4.500%, 05/01/2038	64,814	67,387
6.000%, 08/01/2038	45,495	53,575
Series 2014-,
3.500%, 10/01/2044	64,300	67,209
Series 2015-,
4.000%, 03/01/2044	45,993	50,113
		494,113
Freddie Mac Pool
Series 2018-,
4.500%, 01/01/2036	87,641	96,277
		96,277
Ginnie Mae I Pool
Series 2003-,
5.500%, 10/15/2033	76,250	89,426
Series 2010-,
5.000%, 05/15/2040	43,218	49,026
		138,452
Ginnie Mae II Pool
Series 2009-,
6.000%, 11/20/2039	40,270	47,253
Series 2011-,
4.000%, 02/20/2041	38,501	41,048
4.000%, 05/20/2041	37,014	39,477

	Principal Amount	Value (Note 2)
4.000%, 10/20/2041	$20,600	$21,961
Series 2012-,
3.500%, 05/20/2042	86,582	92,473
Series 2013-,
5.500%, 11/20/2035	104,342	119,869
Series 2014-,
3.750%, 04/20/2044	81,610	89,334
4.000%, 05/20/2044	71,285	75,650
Series 2016-,
3.500%, 09/20/2046	51,625	52,621
		579,686
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,398,728)		2,431,363

	Shares	Value (Note 2)
CORPORATE BONDS (86.74%)

Advertising & Marketing (1.30%)
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25%, 01/15/2029(b)	900,000	883,125
5.00%, 08/15/2027(b)	3,052,000	3,116,855
Total Advertising & Marketing		3,999,980
Aerospace & Defense (2.03%)
Boeing Co.
2.20%, 02/04/2026	3,850,000	3,857,731
TransDigm, Inc.
6.25%, 03/15/2026(b)	2,250,000	2,351,250
Total Aerospace & Defense		6,208,981
Airlines (2.87%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(b)	691,209	768,888
Alaska Airlines 2020-1 Class B Pass Through Trust
8.00%, 08/15/2025(b)	1,339,116	1,512,128
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(b)	1,441,669	1,558,172
Delta Air Lines, Inc.
7.00%, 05/01/2025(b)	2,500,000	2,918,083
United Airlines 2020-1 Class A Pass Through Trust
Series 20-1
5.88%, 10/15/2027	1,851,765	2,075,478
Total Airlines		8,832,749
Apparel & Textile Products (0.68%)
Hanesbrands, Inc.
5.38%, 05/15/2025(b)	2,000,000	2,082,500

See Notes to Financial Statements.

88 | October 31, 2021

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
Automobiles Manufacturing (4.83%)
Ford Motor Co.
5.29%, 12/08/2046	$1,300,000	$1,493,304
9.00%, 04/22/2025	3,750,000	4,514,062
Ford Motor Credit Co. LLC
4.00%, 11/13/2030	450,000	470,250
General Motors Co.
5.00%, 04/01/2035	905,000	1,073,654
5.40%, 10/02/2023	1,000,000	1,082,512
Nissan Motor Co., Ltd.
4.35%, 09/17/2027(b)	1,400,000	1,519,141
4.81%, 09/17/2030(b)	4,200,000	4,671,121
Total Automobiles Manufacturing		14,824,044
Banks (5.08%)
Danske Bank A/S
5.38%, 01/12/2024(b)	1,500,000	1,634,300
PNC Financial Services Group, Inc.
Series O
3M US L + 3.678%(a)(c)	2,349,000	2,363,271
SVB Financial Group
Series E
10Y US TI + 3.064%(a)(c)	6,500,000	6,617,812
Synovus Bank/Columbus GA
5Y US TI + 3.63%,
10/29/2030(a)	1,774,000	1,847,577
UniCredit SpA
5Y US TI + 4.75%,
06/30/2035(a)(b)	2,850,000	3,120,020
Total Banks		15,582,980
Cable & Satellite (0.64%)
CCO Holdings LLC / CCO Holdings
Capital Corp.
4.50%, 05/01/2032	1,950,000	1,961,710
Casinos & Gaming (3.79%)
Boyd Gaming Corp.
4.75%, 12/01/2027	3,750,000	3,868,312
8.63%, 06/01/2025(b)	575,000	620,281
International Game Technology PLC
4.13%, 04/15/2026(b)	1,000,000	1,028,750
MGM Resorts International
4.75%, 10/15/2028	2,150,000	2,237,524
Penn National Gaming, Inc.
5.63%, 01/15/2027(b)	1,574,000	1,627,123
Station Casinos LLC
4.50%, 02/15/2028(b)	2,266,000	2,285,828
Total Casinos & Gaming		11,667,818
Chemicals (0.54%)
Kraton Polymers LLC / Kraton
Polymers Capital Corp.
4.25%, 12/15/2025(b)	1,600,000	1,656,000

	Shares	Value (Note 2)
Commercial Finance (5.02%)
AerCap Holdings NV
5Y US TI + 4.535%,
10/10/2079(a)	$2,519,000	$2,631,700
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.00%, 10/29/2028	2,000,000	2,029,238
Air Lease Corp.
Series C
5Y US TI + 3.149%(a)(c)	3,000,000	2,962,500
Aircastle, Ltd.
2.85%, 01/26/2028(b)	1,625,000	1,637,258
Antares Holdings LP
2.75%, 01/15/2027(b)	500,000	495,247
3.95%, 07/15/2026(b)	2,500,000	2,607,225
Avolon Holdings Funding, Ltd.
2.53%, 11/18/2027(b)	1,500,000	1,473,557
2.75%, 02/21/2028(b)	1,625,000	1,609,657
Total Commercial Finance		15,446,382
Communications Equipment (0.32%)
CommScope, Inc.
4.75%, 09/01/2029(b)	1,000,000	982,450

Consumer Finance (3.92%)
American Express Co.
Series B
3M US L + 3.43%(a)(c)	1,450,000	1,450,015
Apollo Commercial Real Estate Finance, Inc.
4.63%, 06/15/2029(b)	1,500,000	1,445,625
Ladder Capital Finance Holdings
LLLP / Ladder Capital Finance Corp.
4.75%, 06/15/2029(b)	2,250,000	2,269,688
LD Holdings Group LLC
6.50%, 11/01/2025(b)	3,000,000	2,945,355
OneMain Finance Corp.
8.88%, 06/01/2025	3,625,000	3,924,062
Total Consumer Finance		12,034,745
Consumer Services (2.40%)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 4.63%, 06/01/2028(b)	3,600,000	3,574,830
GXO Logistics, Inc.
1.65%, 07/15/2026(b)	1,500,000	1,475,723
WASH Multifamily Acquisition, Inc.
5.75%, 04/15/2026(b)	2,250,000	2,328,750
Total Consumer Services		7,379,303
Containers & Packaging (0.97%)
Canpack SA / Canpack US LLC
3.88%, 11/15/2029(b)	3,000,000	2,981,250

See Notes to Financial Statements.

89 | October 31, 2021

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
Department Stores (1.35%)
NMG Holding Co. Inc / Neiman
Marcus Group LLC
7.13%, 04/01/2026(b)	$2,200,000	$2,313,409
Nordstrom, Inc.
4.25%, 08/01/2031	1,802,000	1,803,937
Total Department Stores		4,117,346
Diversified Banks (1.78%)
Bank of America Corp.
5Y US TI + 1.20%,
09/21/2036(a)	3,050,000	2,968,093
Citigroup, Inc.
4.30%, 11/20/2026	2,250,000	2,497,975
Total Diversified Banks		5,466,068
Exploration & Production (1.52%)
Hilcorp Energy I LP / Hilcorp Finance Co.
5.75%, 02/01/2029(b)	3,050,000	3,099,563
6.25%, 11/01/2028(b)	501,000	514,855
Murphy Oil Corp.
6.38%, 07/15/2028	1,000,000	1,057,600
Total Exploration & Production		4,672,018
Financial Services (5.89%)
Credit Suisse Group AG
3.57%, 01/09/2023(b)	300,000	301,659
1D US SOFR + 1.73%,
05/14/2032(a)(b)	2,000,000	2,037,857
5Y US TI + 3.55%(a)(b)(c)	1,275,000	1,242,743
5Y US TI + 4.82%(a)(b)(c)	2,200,000	2,400,750
Golub Capital BDC, Inc.
2.50%, 08/24/2026	3,750,000	3,726,211
3.38%, 04/15/2024	950,000	984,457
Morgan Stanley
1D US SOFR + 1.36%,
09/16/2036(a)	3,100,000	3,014,097
OWL Rock Core Income Corp.
3.13%, 09/23/2026(b)	4,500,000	4,400,851
Total Financial Services		18,108,625
Food & Beverage (0.66%)
Lamb Weston Holdings, Inc.
4.13%, 01/31/2030(b)	1,000,000	1,002,200
4.38%, 01/31/2032(b)	1,000,000	1,002,735
Total Food & Beverage		2,004,935
Forest & Paper Products Manufacturing (0.68%)
Resolute Forest Products, Inc.
4.88%, 03/01/2026(b)	2,050,000	2,088,438
Funds & Trusts (1.61%)
Blackstone Private Credit Fund
1.75%, 09/15/2024(b)	3,000,000	2,973,199
2.63%, 12/15/2026(b)	2,000,000	1,963,230
Total Funds & Trusts		4,936,429

	Shares	Value (Note 2)
Hardware (0.33%)
NCR Corp.
5.13%, 04/15/2029(b)	$1,000,000	$1,023,830
Homebuilders (2.54%)
Forestar Group, Inc.
3.85%, 05/15/2026(b)	4,103,000	4,108,108
Shea Homes LP / Shea Homes Funding Corp.
4.75%, 02/15/2028(b)	125,000	126,094
4.75%, 04/01/2029(b)	1,375,000	1,383,594
Tri Pointe Homes, Inc.
5.70%, 06/15/2028	2,000,000	2,177,500
Total Homebuilders		7,795,296
Industrial Other (1.66%)
Dycom Industries, Inc.
4.50%, 04/15/2029(b)	3,500,000	3,556,875
Element Fleet Management Corp.
1.60%, 04/06/2024(b)	1,530,000	1,540,887
Total Industrial Other		5,097,762
Internet Media (0.65%)
Endure Digital, Inc.
6.00%, 02/15/2029(b)	1,000,000	921,710
Uber Technologies, Inc.
8.00%, 11/01/2026(b)	1,000,000	1,065,650
Total Internet Media		1,987,360
Leisure Products Manufacturing (0.76%)
Vista Outdoor, Inc.
4.50%, 03/15/2029(b)	2,315,000	2,320,788
Metals & Mining (1.66%)
SunCoke Energy, Inc.
4.88%, 06/30/2029(b)	3,000,000	2,981,250
TMS International Corp.
6.25%, 04/15/2029(b)	500,000	516,875
United States Steel Corp.
6.88%, 03/01/2029	1,500,000	1,606,875
Total Metals & Mining		5,105,000
Pharmaceuticals (2.65%)
Bausch Health Cos., Inc.
6.13%, 04/15/2025(b)	5,941,000	6,058,454
Organon & Co. / Organon Foreign
Debt Co-Issuer BV
5.13%, 04/30/2031(b)	2,030,000	2,096,340
Total Pharmaceuticals		8,154,794
Pipeline (5.49%)
Buckeye Partners LP
4.13%, 12/01/2027	505,000	509,419
4.50%, 03/01/2028(b)	3,275,000	3,238,155
5.60%, 10/15/2044	660,000	641,065
Energy Transfer LP
4.20%, 04/15/2027	750,000	818,379

See Notes to Financial Statements.

90 | October 31, 2021

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
Series B
3M US L + 4.16%(a)(c)	$875,000	$850,938
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(b)	3,071,000	3,110,718
4.32%, 12/30/2039(b)	1,733,000	1,816,262
Genesis Energy LP / Genesis Energy Finance Corp.
8.00%, 01/15/2027	2,200,000	2,213,794
Midwest Connector Capital Co. LLC
3.90%, 04/01/2024(b)	275,000	286,582
4.63%, 04/01/2029(b)	934,000	997,788
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.88%, 01/15/2029	1,014,000	1,136,948
Western Midstream Operating LP
4.35%, 02/01/2025	525,000	550,594
3M US L + 2.10%,
01/13/2023(a)	700,000	694,873
Total Pipeline		16,865,515
Power Generation (0.89%)
Alexander Funding Trust
1.84%, 11/15/2023(b)	1,350,000	1,371,951
Vistra Operations Co. LLC
5.50%, 09/01/2026(b)	1,325,000	1,366,009
Total Power Generation		2,737,960
Publishing & Broadcasting (3.91%)
Gray Escrow II, Inc.
5.38%, 11/15/2031(b)	2,000,000	2,022,500
Gray Television, Inc.
4.75%, 10/15/2030(b)	2,000,000	1,975,315
Nexstar Media, Inc.
4.75%, 11/01/2028(b)	700,000	716,030
5.63%, 07/15/2027(b)	2,000,000	2,112,500
Scripps Escrow II, Inc.
5.38%, 01/15/2031(b)	5,300,000	5,194,158
Total Publishing & Broadcasting		12,020,503
Railroad (1.12%)
Westinghouse Air Brake Technologies Corp.
4.95%, 09/15/2028	3,000,000	3,452,860

Real Estate (4.93%)
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028(b)	2,975,000	3,179,531
GLP Capital LP / GLP Financing II, Inc.
5.30%, 01/15/2029	2,600,000	2,977,806
Howard Hughes Corp.
4.13%, 02/01/2029(b)	1,475,000	1,478,422
4.38%, 02/01/2031(b)	160,000	160,258
Kennedy-Wilson, Inc.
4.75%, 02/01/2030	3,184,000	3,207,880

	Shares	Value (Note 2)
MGM Growth Properties Operating
Partnership LP / MGP Finance Co.-Issuer, Inc.
4.63%, 06/15/2025(b)	$200,000	$215,250
Realogy Group LLC / Realogy Co.- Issuer Corp.
5.75%, 01/15/2029(b)	2,900,000	3,008,750
9.38%, 04/01/2027(b)	850,000	930,750
Total Real Estate		15,158,647
Refining & Marketing (0.39%)
HollyFrontier Corp.
4.50%, 10/01/2030	750,000	817,989
5.88%, 04/01/2026	325,000	370,489
Total Refining & Marketing		1,188,478
Retail - Consumer Discretionary (1.70%)
Carvana Co.
5.50%, 04/15/2027(b)	1,500,000	1,513,125
Foot Locker, Inc.
4.00%, 10/01/2029(b)	1,250,000	1,240,838
Gap, Inc.
3.63%, 10/01/2029(b)	1,200,000	1,177,500
Victoria’s Secret & Co.
4.63%, 07/15/2029(b)	1,325,000	1,332,486
Total Retail - Consumer Discretionary		5,263,949
Retail - Consumer Staples (0.39%)
United Natural Foods, Inc.
6.75%, 10/15/2028(b)	1,100,000	1,192,125
Software & Services (4.74%)
Black Knight InfoServ LLC
3.63%, 09/01/2028(b)	1,175,000	1,170,594
HealthEquity, Inc.
4.50%, 10/01/2029(b)	1,750,000	1,771,875
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, 07/15/2029(b)	3,500,000	3,426,500
4.75%, 07/15/2031(b)	1,000,000	975,850
Playtika Holding Corp.
4.25%, 03/15/2029(b)	2,700,000	2,710,935
ROBLOX Corp.
3.88%, 05/01/2030(b)	4,500,000	4,488,750
Total Software & Services		14,544,504
Supermarkets & Pharmacies (1.46%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
4.63%, 01/15/2027(b)	1,500,000	1,571,700
Arko Corp.
5.13%, 11/15/2029(b)	3,000,000	2,932,050
Total Supermarkets & Pharmacies		4,503,750

See Notes to Financial Statements.

91 | October 31, 2021

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
Transportation & Logistics (0.37%)
Meritor, Inc.
4.50%, 12/15/2028(b)	$1,150,000	$1,145,688

Utilities (1.74%)
Edison International
Series A
5Y US TI + 4.70%(a)(c)	477,000	493,099
Pacific Gas and Electric Co.
3M US L + 1.38%,
11/15/2021(a)	1,840,000	1,840,186
Suburban Propane Partners
LP/Suburban Energy Finance Corp.
5.00%, 06/01/2031(b)	2,037,000	2,090,471
Superior Plus LP / Superior General Partner, Inc.
4.50%, 03/15/2029(b)	900,000	921,555
Total Utilities		5,345,311
Waste & Environment Services & Equipment (0.99%)
GFL Environmental, Inc.
4.00%, 08/01/2028(b)	2,700,000	2,635,875
5.13%, 12/15/2026(b)	399,000	417,454
Total Waste & Environment Services & Equipment		3,053,329
Wireline Telecommunications Services (0.49%)
Consolidated Communications, Inc.
5.00%, 10/02/2028(b)	1,500,000	1,516,883

TOTAL CORPORATE BONDS
(Cost $265,987,596)		266,509,083

	Shares	Value (Note 2)
GOVERNMENT BONDS (3.73%)
U.S. Treasury Bonds (3.73%)
United States Treasury Bonds
1.75%, 08/15/2041	10,258,000	9,878,133
2.00%, 08/15/2051	1,573,000	1,595,858
Total U.S. Treasury Bonds		11,473,991
TOTAL GOVERNMENT BONDS
(Cost $11,375,694)		11,473,991

	Shares	Value (Note 2)
PREFERRED STOCK (3.65%)
Consumer Discretionary (1.53%)
Retail - Consumer Discretionary (1.53%)
Qurate Retail, Inc.	43,000	4,694,740
TOTAL Consumer Discretionary		4,694,740
	Shares	Value (Note 2)
Financials (2.12%)
Banks (1.30%)
Bank of Hawaii, Series A(c)(d)	106,350	$2,765,100
First Republic Bank(c)	33,000	804,540
US Bancorp(c)	17,200	430,172
		3,999,812
Financial Services (0.82%)
Morgan Stanley(c)(d)	100,000	2,508,000

TOTAL Financials		6,507,812

TOTAL PREFERRED STOCK
(Cost $10,971,434)		11,202,552

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.66%)
Money Market Fund (0.66%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	0.030%	2,035,407	2,035,407
TOTAL SHORT TERM INVESTMENTS
(Cost $2,035,407)			2,035,407
TOTAL INVESTMENTS (99.30%)
(Cost $304,262,258)			$305,150,353
Other Assets In Excess Of Liabilities (0.70%)			2,151,945

NET ASSETS (100.00%)			$307,302,298

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2021 was 0.09%

3M US L - 3 Month LIBOR as of October 31, 2021 was 0.13%

1D US SOFR - 1 Day SOFR as of October 31, 2021 was 0.05%

1Y US TI - 1 Year US Treasury Bill as of October 31, 2021 was 0.15%

5Y US TI - 5 Year US Treasury Index as of October 31, 2021 was 1.18%

10Y US TI - 10 Year US Treasury Index as of October 31, 2021 was 1.55%

See Notes to Financial Statements.

92 | October 31, 2021

ALPS | Smith Credit Opportunities Fund

Statement of Investments	October 31, 2021

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2021 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, the aggregate market value of those securities was $179,635,307, representing 58.46% of net assets.
(c)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Non-Income Producing Security.

See Notes to Financial Statements.

93 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2021

		Value
	Shares	(Note 2)
COMMON STOCKS (60.49%)

Communications (4.95%)
Media (4.95%)
Alphabet, Inc., Class A(a)	347	$1,027,438
IAC/InterActiveCorp(a)	865	131,800
Meta Platforms, Inc., Class A(a)	1,419	459,146
ViacomCBS, Inc., Class B	3,347	121,228
Walt Disney Co.(a)	1,424	240,756
		1,980,368

TOTAL Communications		1,980,368

Consumer Discretionary (6.87%)
Consumer Discretionary Products (2.11%)
Bayerische Motoren Werke AG, ADR	6,920	233,896
Brunswick Corp.	1,827	170,075
Lennar Corp., Class A	2,421	241,931
YETI Holdings, Inc.(a)	2,048	201,380
		847,282

Consumer Discretionary Services (1.98%)
Carnival Corp.(a)	7,675	170,078
Marriott International, Inc., Class A(a)	1,329	212,667
McDonald's Corp.	1,682	413,015
		795,760

Retail & Whsle - Discretionary (2.78%)
Amazon.com, Inc.(a)	179	603,665
Lowe's Cos., Inc.	1,626	380,191
O'Reilly Automotive, Inc.(a)	205	127,576
		1,111,432

TOTAL Consumer Discretionary		2,754,474

Consumer Staples (5.29%)
Consumer Staple Products (0.71%)
Estee Lauder Cos., Inc., Class A	877	284,437

Retail & Wholesale - Staples (4.58%)
Costco Wholesale Corp.	1,355	666,036
ITOCHU Corp., ADR	3,707	211,114
Target Corp.	1,696	440,316
Walmart, Inc.	3,420	511,016
		1,828,482

TOTAL Consumer Staples		2,112,919

Energy (2.77%)
Oil & Gas (2.77%)
ConocoPhillips	6,970	519,195
		Value
	Shares	(Note 2)
Enbridge, Inc.	14,042	$587,798
		1,106,993

TOTAL Energy		1,106,993

Financials (8.80%)
Banking (3.77%)
JPMorgan Chase & Co.	6,215	1,055,867
Wells Fargo & Co.	8,870	453,789
		1,509,656

Financial Services (3.69%)
Ally Financial, Inc.	6,580	314,129
Intercontinental Exchange, Inc.	2,818	390,180
LPL Financial Holdings, Inc.	2,275	373,146
T Rowe Price Group, Inc.	1,828	396,457
		1,473,912

Insurance (1.34%)
Prudential Financial, Inc.	4,855	534,293

TOTAL Financials		3,517,861

Health Care (8.83%)
Health Care (8.83%)
Danaher Corp.	1,427	444,896
HCA Healthcare, Inc.	1,510	378,195
IQVIA Holdings, Inc.(a)	1,250	326,775
Medtronic PLC	3,138	376,121
Thermo Fisher Scientific, Inc.	825	522,283
UnitedHealth Group, Inc.	2,204	1,014,875
Zoetis, Inc.	2,162	467,424
		3,530,569

TOTAL Health Care		3,530,569

Industrials (6.17%)
Industrial Products (3.66%)
Boeing Co.(a)	662	137,054
Caterpillar, Inc.	1,324	270,109
Deere & Co.	925	316,637
ITT, Inc.	2,466	231,977
Middleby Corp.(a)	877	160,000
TE Connectivity, Ltd.	2,425	354,050
		1,469,827

Industrial Services (2.51%)
Norfolk Southern Corp.	1,542	451,883
Old Dominion Freight Line, Inc.	1,215	414,740
Southwest Airlines Co.(a)	2,874	135,883
		1,002,506

TOTAL Industrials		2,472,333

See Notes to Financial Statements.

94 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2021

		Value
	Shares	(Note 2)
Materials (2.18%)
Materials (2.18%)
Anglo American PLC, ADR	7,120	$136,348
Freeport-McMoRan, Inc.	3,960	149,371
Linde PLC	1,170	373,464
LyondellBasell Industries NV, Class A	2,330	216,271
		875,454

TOTAL Materials		875,454

Real Estate (1.21%)
Real Estate (1.21%)
Equity LifeStyle Properties, Inc.	5,736	484,749

TOTAL Real Estate		484,749

Technology (13.14%)
Software & Tech Services (6.98%)
Mastercard, Inc., Class A	981	329,145
Microsoft Corp.	3,439	1,140,440
PayPal Holdings, Inc.(a)	1,140	265,153
SPS Commerce, Inc.(a)	2,100	320,733
Synopsys, Inc.(a)	1,018	339,177
Tyler Technologies, Inc.(a)	740	401,983
		2,796,631

Tech Hardware & Semiconductors (6.16%)
Advanced Micro Devices, Inc.(a)	2,654	319,090
Apple, Inc.	6,562	982,988
Lam Research Corp.	302	170,198
Motorola Solutions, Inc.	735	182,714
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,391	385,557
Texas Instruments, Inc.	2,263	424,268
		2,464,815

TOTAL Technology		5,261,446

Utilities (0.28%)
Utilities (0.28%)
Alliant Energy Corp.	2,000	113,140

TOTAL Utilities		113,140

TOTAL COMMON STOCKS
(Cost $19,899,549)		24,210,306

	Principal	Value
	Amount	(Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (3.66%)
	Principal	Value
	Amount	(Note 2)
Fannie Mae
Series 1997-10, Class FA,
1M US L + 0.60%,
03/18/2027(b)	$10,247	$10,294
Series 1999-52, Class NF,
1M US L + 1.15%,
10/25/2023(b)	7,041	7,091
Series 2002-21, Class FD,
1M US L + 0.90%,
04/25/2032(b)	13,818	13,980
Series 2002-22, Class GC,
6.500%, 04/25/2032	9,868	11,548
Series 2002-58, Class PG,
6.000%, 09/25/2032	23,937	27,725
Series 2002-58, Class FG,
1M US L + 1.00%,
08/25/2032(b)	8,538	8,607
Series 2003-117, Class KB,
6.000%, 12/25/2033	20,919	24,208
Series 2003-87, Class SL,
9.10% -1M US L, 07/25/2033(b)	50,343	57,172
Series 2004-60, Class JC,
5.500%, 04/25/2034	18,484	20,241
Series 2005-27, Class GH,
5.500%, 04/25/2035	90,000	105,303
Series 2007-104, Class ZE,
6.000%, 08/25/2037	21,689	24,976
Series 2007-22, Class A,
5.500%, 03/25/2037	10,734	12,318
Series 2007-55, Class PH,
6.000%, 06/25/2047	34,038	40,114
Series 2007-76, Class ZG,
6.000%, 08/25/2037	43,434	50,313
Series 2008-1, Class LF,
1M US L + 0.70%,
05/25/2037(b)	23,288	23,651
Series 2008-22, Class DB,
5.000%, 04/25/2048	18,800	21,413
Series 2009-12, Class LC,
8.977%, 06/25/2037(b)	18,876	23,698
Series 2009-51, Class BZ,
4.500%, 07/25/2039	28,655	31,533
Series 2010-61, Class WA,
6.011%, 06/25/2040(b)	22,415	25,642
Series 2010-98, Class BH,
5.500%, 09/25/2040	36,080	41,054
Series 2012-30, Class EH,
2.000%, 04/25/2022	4,428	4,437
Series 2012-64, Class NA,
3.000%, 08/25/2041	7,282	7,386
Series 2013-18, Class MY,
3.000%, 03/25/2033	15,000	15,844
Series 2013-61, Class NY,
3.000%, 06/25/2033	35,000	37,483

See Notes to Financial Statements.

95 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2021

	Principal	Value
	Amount	(Note 2)
Series 2013-9, Class AE,
1.750%, 03/25/2039	$21,257	$21,429
Series 2014-21, Class MA,
2.000%, 09/25/2041	18,299	18,743
		686,203
Freddie Mac
Series 1996-1843, Class Z,
7.000%, 04/15/2026	8,264	8,723
Series 1999-2123, Class L,
6.500%, 01/15/2029	30,735	34,444
Series 2002-2538, Class FB,
1M US L + 0.40%,
12/15/2032(b)	7,539	7,559
Series 2003-2626, Class FQ,
1M US L + 1.00%,
06/15/2023(b)	5,434	5,446
Series 2005-2977, Class AT,
4.500%, 05/15/2025	13,782	14,359
Series 2005-2990, Class LB,
16.94569% - 1M US L,
06/15/2034(b)	6,844	7,732
Series 2005-2993, Class TF,
1M US L + 0.35%,
06/15/2025(b)	6,671	6,665
Series 2006-3174, Class LF,
1M US L + 0.35%,
05/15/2036(b)	14,362	14,437
Series 2006-3239, Class EF,
1M US L + 0.35%,
11/15/2036(b)	11,368	11,462
Series 2007-3298, Class Z,
6.000%, 04/15/2037	36,406	42,176
Series 2008-3409, Class DB,
6.000%, 01/15/2038	19,070	22,151
Series 2009-3572, Class KT,
4.500%, 09/15/2039	18,320	19,892
Series 2010-3645, Class WD,
4.500%, 02/15/2040	26,000	27,677
Series 2010-3699, Class LC,
4.000%, 03/15/2040	16,544	17,754
Series 2010-3721, Class FB,
1M US L + 0.50%,
09/15/2040(b)	13,978	14,200
Series 2010-3759, Class PY,
4.000%, 11/15/2040	25,000	27,087
Series 2010-3770, Class JZ,
4.000%, 12/15/2040	30,826	33,509
Series 2011-3786, Class HL,
3.500%, 03/15/2038	5,706	5,719
Series 2011-3954, Class PG,
2.500%, 07/15/2041	34,154	35,193
Series 2012-3987, Class LP,
3.500%, 01/15/2042	26,000	28,230
Series 2012-4032, Class AD,
2.000%, 10/15/2041	19,426	19,725
	Principal	Value
	Amount	(Note 2)
Series 2012-4043, Class PB,
1.500%, 05/15/2027	$17,174	$17,365
Series 2012-4064, Class TL,
4.000%, 03/15/2042	5,746	5,887
Series 2013-4226, Class GZ,
3.000%, 07/15/2043	17,258	17,838
Series 2013-4251, Class KE,
2.500%, 04/15/2028	14,134	14,198
Series 2015-4498, Class JA,
2.500%, 04/15/2037	43,371	43,668
		503,096
Ginnie Mae
Series 2004-86, Class C,
5.500%, 10/20/2034	16,000	18,163
Series 2005-91, Class PD,
5.500%, 12/20/2035	13,309	14,916
Series 2007-70, Class FC,
1M US L + 0.47%,
11/20/2037(b)	21,217	21,376
Series 2008-2, Class PC,
4.750%, 01/20/2038	9,159	10,091
Series 2008-46, Class FA,
1M US L + 0.60%,
05/20/2038(b)	8,800	8,844
Series 2008-60, Class JP,
5.500%, 07/20/2038	31,000	34,969
Series 2009-104, Class KA,
4.500%, 08/16/2039	16,192	16,751
Series 2010-151, Class KA,
3.000%, 09/16/2039	27,929	28,195
Series 2010-98, Class MG,
3.000%, 08/20/2039	6,597	6,706
Series 2011-H23, Class HA,
3.000%, 12/20/2061	6,881	7,147
Series 2012-39, Class GA,
3.000%, 10/16/2040	9,633	9,964
Series 2013-149, Class BP,
3.500%, 10/20/2043	50,000	55,237
Series 2013-98, Class DM,
3.500%, 07/20/2042	16,327	16,811
Series 2019-162, Class GA,
3.000%, 10/20/2049	11,168	11,345
Series 2020-140, Class PA,
4.500%, 09/20/2050	7,289	7,715
Series 2020-5, Class LC,
3.500%, 10/20/2049	6,843	6,998
		275,228
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,454,769)		1,464,527

Principal	Value
Amount	(Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.06%)

See Notes to Financial Statements.

96 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2021

	Principal	Value
	Amount	(Note 2)
Fannie Mae-Aces
Series 2014-M9, Class A2,
3.103%, 07/25/2024(b)	$21,652	$22,726

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $22,636)		22,726

	Principal	Value
	Amount	(Note 2)
MORTGAGE-BACKED SECURITIES (2.41%)
Fannie Mae Pool
Series 2004-,
5.500%, 08/01/2034	43,571	47,392
5.500%, 11/01/2034	42,255	45,585
Series 2005-,
7.677%, 06/15/2034	17,806	20,224
Series 2007-,
5.500%, 08/01/2037	34,239	36,906
1Y US TI + 2.398%,
10/01/2035(b)	27,053	26,997
Series 2008-,
5.500%, 03/01/2038	44,024	49,311
5.500%, 05/01/2038	34,861	39,082
Series 2009-,
5.500%, 11/01/2039	29,320	32,284
Series 2012-AM0762,
3.290%, 09/01/2032	8,374	9,274
Series 2012-AM1671,
2.100%, 12/01/2027	33,364	34,316
Series 2014-,
3.500%, 11/01/2033	34,469	37,172
Series 2015-AM8645,
2.690%, 05/01/2027	21,668	22,989
Series 2015-AM8674,
2.810%, 04/01/2025	20,000	21,076
Series 2017-AN6670,
3.210%, 09/01/2027	29,503	30,928
Series 2018-109741,
3.730%, 11/01/2025	50,000	52,720
Series 2018-BL0212,
3.820%, 07/01/2027	34,510	37,331
Series 2019-,
3.340%, 05/01/2031	24,835	27,655
		571,242
Freddie Mac Gold Pool
Series 2008-,
6.000%, 05/01/2038	30,180	32,046
Series 2012-,
3.000%, 05/01/2032	42,722	45,074
		77,120
Ginnie Mae II Pool
Series 2009-,
5.000%, 10/20/2039	11,912	12,939

	Principal	Value
	Amount	(Note 2)
5.500%, 02/20/2039	$35,552	$39,815
Series 2010-,
4.000%, 12/20/2040	34,074	36,323
4.500%, 04/20/2040	33,400	35,896
4.500%, 08/20/2040	37,821	40,618
Series 2011-,
5.000%, 04/20/2041	27,928	30,291
Series 2012-,
3.500%, 05/20/2042	51,638	53,589
4.000%, 08/20/2042	65,338	68,589
		318,060
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $957,481)		966,422

CORPORATE BONDS (14.73%)

Aerospace & Defense (0.92%)
Boeing Co.
2.20%, 02/04/2026	70,000	70,141
Teledyne Technologies, Inc.
0.95%, 04/01/2024	80,000	79,961
1.60%, 04/01/2026	25,000	24,981
2.25%, 04/01/2028	95,000	95,599
2.75%, 04/01/2031	31,000	31,628
TransDigm, Inc.
8.00%, 12/15/2025(c)	60,000	63,900
Total Aerospace & Defense		366,210

Airlines (0.46%)
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 08/15/2027(c)	47,924	53,310
Alaska Airlines 2020-1 Class B Pass Through Trust
8.00%, 08/15/2025(c)	25,053	28,290
British Airways 2020-1 Class A Pass Through Trust
4.25%, 11/15/2032(c)	5,834	6,306
Delta Air Lines, Inc.
7.00%, 05/01/2025(c)	7,000	8,171
Southwest Airlines Co.
5.25%, 05/04/2025	55,000	61,678
United Airlines 2020-1 Class A Pass
Through Trust
Series 20-1
5.88%, 10/15/2027	22,583	25,311
Total Airlines		183,066

Apparel & Textile Products (0.07%)
Hanesbrands, Inc.
5.38%, 05/15/2025(c)	28,000	29,155

See Notes to Financial Statements.

97 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2021

	Principal	Value
	Amount	(Note 2)
Automobiles Manufacturing (1.17%)
Ford Motor Co.
5.29%, 12/08/2046	$20,000	$22,974
8.50%, 04/21/2023	20,000	21,955
9.00%, 04/22/2025	80,000	96,299
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	35,000	36,006
4.00%, 11/13/2030	35,000	36,575
General Motors Co.
5.00%, 04/01/2035	22,000	26,100
Nissan Motor Co., Ltd.
4.81%, 09/17/2030(c)	200,000	222,434
Volkswagen Group of America
Finance LLC
0.75%, 11/23/2022(c)	5,000	5,005
0.88%, 11/22/2023(c)	5,000	4,999
Total Automobiles Manufacturing		472,347

Banks (0.79%)
CIT Group, Inc.
1D US SOFR + 3.83%, 06/19/2024(b)	67,000	69,674
Citizens Financial Group, Inc.
4.15%, 09/28/2022(c)	30,000	30,903
PNC Financial Services Group, Inc.
Series O
3M US L + 3.678%(b)(d)	133,000	133,808
Synovus Bank/Columbus GA
1D US SOFR + 0.95%, 02/10/2023(b)	15,000	15,053
Truist Bank
5Y US TI + 1.15%, 09/17/2029(b)	25,000	25,912
US Bancorp
5Y US TI + 0.95%, 11/03/2036(b)	39,000	38,855
Total Banks		314,205

Cable & Satellite (0.30%)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031(c)	60,000	59,813
4.25%, 01/15/2034(c)	16,000	15,538
4.50%, 06/01/2033(c)	22,000	21,973
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	20,000	19,371
Total Cable & Satellite		116,695

Casinos & Gaming (0.23%)
MGM Resorts International
5.50%, 04/15/2027	15,000	16,181
7.75%, 03/15/2022	10,000	10,238
Penn National Gaming, Inc.
5.63%, 01/15/2027(c)	61,000	63,059
Total Casinos & Gaming		89,478
	Principal	Value
	Amount	(Note 2)
Chemicals (0.04%)
Kraton Polymers LLC / Kraton Polymers Capital Corp.
4.25%, 12/15/2025(c)	$15,000	$15,525

Commercial Finance (0.84%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.45%, 10/29/2026	94,000	94,929
3.30%, 01/30/2032	24,000	24,448
3.85%, 10/29/2041	40,000	41,478
6.50%, 07/15/2025	65,000	75,334
Air Lease Corp.
Series C
5Y US TI + 3.149%(b)(d)	40,000	39,500
Avolon Holdings Funding, Ltd.
2.53%, 11/18/2027(c)	14,000	13,753
3.63%, 05/01/2022(c)	20,000	20,223
4.25%, 04/15/2026(c)	25,000	26,874
Total Commercial Finance		336,539
Construction Materials Manufacturing (0.03%)
Martin Marietta Materials, Inc.
2.40%, 07/15/2031	12,000	12,001

Consumer Finance (0.55%)
Ally Financial, Inc.
1.45%, 10/02/2023	10,000	10,101
Series C
7Y US TI + 3.481%(b)(d)	18,000	18,360
American Express Co.
Series B
3M US L + 3.43%(b)(d)	50,000	50,001
Discover Financial Services
Series D
5Y US TI + 5.78%(b)(d)	15,000	16,703
OneMain Finance Corp.
8.88%, 06/01/2025	116,000	125,569
Total Consumer Finance		220,734

Department Stores (0.19%)
Nordstrom, Inc.
4.25%, 08/01/2031	74,000	74,080

Diversified Banks (1.50%)
Bank of America Corp.
1D US SOFR + 0.96%, 07/22/2027(b)	56,000	55,658
1D US SOFR + 1.21%, 10/20/2032(b)	24,000	24,069
1D US SOFR + 1.37%, 10/24/2031(b)	119,000	113,580
5Y US TI + 1.20%, 09/21/2036(b)	74,000	72,013

See Notes to Financial Statements.

98 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2021

	Principal	Value
	Amount	(Note 2)
Citigroup, Inc.
4.30%, 11/20/2026	$96,000	$106,580
1D US SOFR + 1.17%, 05/01/2032(b)	7,000	7,035
JPMorgan Chase & Co.
1D US SOFR + 0.535%, 06/01/2025(b)	18,000	18,084
1D US SOFR + 1.25%, 04/22/2032(b)	60,000	60,503
1D US SOFR + 1.46%, 06/01/2024(b)	30,000	30,385
1D US SOFR + 1.46%, 04/22/2042(b)	41,000	42,843
1D US SOFR + 2.04%, 04/22/2031(b)	25,000	25,318
Sumitomo Mitsui Financial Group, Inc.
1.40%, 09/17/2026	23,000	22,580
1.90%, 09/17/2028	16,000	15,608
Total Diversified Banks		594,256

Exploration & Production (0.13%)
Diamondback Energy, Inc.
0.90%, 03/24/2023	10,000	10,000
4.40%, 03/24/2051	10,000	11,548
Hilcorp Energy I LP / Hilcorp Finance Co.
6.25%, 11/01/2028(c)	32,000	32,885
Total Exploration & Production		54,433

Financial Services (1.89%)
Credit Suisse Group AG
3.57%, 01/09/2023(c)	37,000	37,205
5Y US TI + 4.82%(b)(c)(d)	200,000	218,250
Goldman Sachs Group, Inc.
3.50%, 04/01/2025	60,000	64,084
1D US SOFR + 0.50%, 09/10/2024(b)	24,000	24,042
1D US SOFR + 0.913%, 10/21/2027(b)	24,000	24,032
Series DMTN
1D US SOFR + 1.248%, 07/21/2032(b)	22,000	21,641
Morgan Stanley
Series I
1D US SOFR + 0.75%, 10/21/2025(b)	10,000	9,900
Series GMTN
1D US SOFR + 0.858%, 07/20/2027(b)	85,000	83,637
1D US SOFR + 0.88%, 05/04/2027(b)	14,000	13,874
1D US SOFR + 1.36%, 09/16/2036(b)	177,000	172,096
Nasdaq, Inc.
0.45%, 12/21/2022	10,000	9,990
	Principal	Value
	Amount	(Note 2)
National Securities Clearing Corp.
0.40%, 12/07/2023(c)	$20,000	$19,905
Raymond James Financial, Inc.
4.65%, 04/01/2030	50,000	58,774
Total Financial Services		757,430

Food & Beverage (0.07%)
JDE Peet's NV
0.80%, 09/24/2024(c)	16,000	15,824
Lamb Weston Holdings, Inc.
4.63%, 11/01/2024(c)	10,000	10,257
Total Food & Beverage		26,081

Hardware (0.09%)
Dell, Inc.
5.40%, 09/10/2040	30,000	36,136

Health Care Facilities & Services (0.64%)
HCA, Inc.
2.38%, 07/15/2031	73,000	71,392
3.50%, 07/15/2051	42,000	42,629
4.13%, 06/15/2029	40,000	44,327
4.50%, 02/15/2027	25,000	27,751
5.25%, 06/15/2049	15,000	19,475
Jaguar Holding Co. II / PPD Development LP
4.63%, 06/15/2025(c)	50,000	52,000
Total Health Care Facilities & Services		257,574

Industrial Other (0.05%)
Honeywell International, Inc.
0.48%, 08/19/2022	5,000	5,001
Quanta Services, Inc.
0.95%, 10/01/2024	16,000	15,876
Total Industrial Other		20,877

Medical Equipment & Devices Manufacturing (0.06%)
PerkinElmer, Inc.
0.85%, 09/15/2024	23,000	22,831

Metals & Mining (0.19%)
Steel Dynamics, Inc.
5.00%, 12/15/2026	75,000	77,287

Pharmaceuticals (0.74%)
Bausch Health Cos., Inc.
6.13%, 04/15/2025(c)	136,000	138,689
Organon & Co. / Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/2028(c)	45,000	45,675
5.13%, 04/30/2031(c)	26,000	26,850
Viatris, Inc.
1.13%, 06/22/2022(c)	86,000	86,312
Total Pharmaceuticals		297,526

See Notes to Financial Statements.

99 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2021

	Principal	Value
	Amount	(Note 2)
Pipeline (1.34%)
Buckeye Partners LP
4.13%, 12/01/2027	$53,000	$53,464
4.35%, 10/15/2024	10,000	10,473
4.50%, 03/01/2028(c)	55,000	54,381
5.60%, 10/15/2044	12,000	11,656
Energy Transfer LP
3.45%, 01/15/2023	10,000	10,236
4.20%, 04/15/2027	25,000	27,279
Series F
5Y US TI + 5.134%(b)(d)	15,000	15,431
Flex Intermediate Holdco LLC
3.36%, 06/30/2031(c)	93,000	94,202
4.32%, 12/30/2039(c)	62,000	64,979
Midwest Connector Capital Co. LLC
3.63%, 04/01/2022(c)	93,000	93,944
3.90%, 04/01/2024(c)	25,000	26,053
4.63%, 04/01/2029(c)	5,000	5,341
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.88%, 01/15/2029	23,000	25,789
Western Midstream Operating LP
4.35%, 02/01/2025	40,000	41,950
Total Pipeline		535,178

Power Generation (0.37%)
Alexander Funding Trust
1.84%, 11/15/2023(c)	75,000	76,219
NRG Energy, Inc.
2.00%, 12/02/2025(c)	20,000	20,237
2.45%, 12/02/2027(c)	25,000	25,022
Vistra Operations Co. LLC
5.50%, 09/01/2026(c)	29,000	29,898
Total Power Generation		151,376

Publishing & Broadcasting (0.16%)
Nexstar Media, Inc.
4.75%, 11/01/2028(c)	25,000	25,573
Scripps Escrow II, Inc.
3.88%, 01/15/2029(c)	40,000	39,850
Total Publishing & Broadcasting		65,423

Railroad (0.04%)
Westinghouse Air Brake Technologies Corp.
4.95%, 09/15/2028	15,000	17,264

Refining & Marketing (0.17%)
HollyFrontier Corp.
4.50%, 10/01/2030	25,000	27,266
5.88%, 04/01/2026	35,000	39,899
Total Refining & Marketing		67,165
	Principal	Value
	Amount	(Note 2)
Restaurants (0.03%)
Yum! Brands, Inc.
7.75%, 04/01/2025(c)	$13,000	$13,841

Semiconductors (0.28%)
Microchip Technology, Inc.
0.97%, 02/15/2024(c)	15,000	14,914
Micron Technology, Inc.
3.48%, 11/01/2051	8,000	8,009
TSMC Arizona Corp.
1.75%, 10/25/2026	19,000	19,114
2.50%, 10/25/2031	16,000	16,214
3.13%, 10/25/2041	25,000	26,110
3.25%, 10/25/2051	28,000	29,574
Total Semiconductors		113,935

Software & Services (0.26%)
CoStar Group, Inc.
2.80%, 07/15/2030(c)	60,000	60,838
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, 07/15/2029(c)	12,000	11,748
4.75%, 07/15/2031(c)	24,000	23,420
VMware, Inc.
2.20%, 08/15/2031	10,000	9,738
Total Software & Services		105,744

Supermarkets & Pharmacies (0.02%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
4.63%, 01/15/2027(c)	10,000	10,478

Transportation & Logistics (0.12%)
FedEx Corp. 2020-1 Class AA Pass Through Trust
1.88%, 02/20/2034	47,326	46,889

Utilities (0.73%)
Atmos Energy Corp.
3M US L + 0.38%, 03/09/2023(b)	7,000	7,001
Dominion Energy, Inc.
3.07%, 08/15/2024(e)	25,000	26,246
Duke Energy Corp.
5Y US TI + 2.321%, 01/15/2082(b)	16,000	15,902
Edison International
Series A
5Y US TI + 4.70%(b)(d)	5,000	5,169
ONE Gas, Inc.
0.85%, 03/11/2023	25,000	25,007
1.10%, 03/11/2024	15,000	14,944

See Notes to Financial Statements.

100 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2021

	Principal	Value
	Amount	(Note 2)
Pacific Gas and Electric Co.
1.37%, 03/10/2023	$46,000	$45,861
3M US L + 1.38%, 11/15/2021(b)	138,000	138,013
Southern California Edison Co.
1.10%, 04/01/2024	10,000	10,026
Total Utilities		288,169

Waste & Environment Services & Equipment (0.08%)
GFL Environmental, Inc.
5.13%, 12/15/2026(c)	30,000	31,388

Wireless Telecommunications Services (0.08%)
AT&T, Inc.
1.70%, 03/25/2026	5,000	5,023
Sprint Corp.
7.88%, 09/15/2023	25,000	27,750
Total Wireless Telecommunications Services		32,773

Wireline Telecommunications Services (0.10%)
Lumen Technologies, Inc.
Series T
5.80%, 03/15/2022	35,000	35,442
NTT Finance Corp.
0.37%, 03/03/2023(c)	4,000	3,997
Total Wireline Telecommunications Services		39,439

TOTAL CORPORATE BONDS
(Cost $5,876,241)		5,893,528

GOVERNMENT BONDS (13.44%)

U.S. Treasury Bonds (13.44%)
United States Treasury Bonds
1.13%, 02/15/2031	237,000	228,631
1.25%, 08/15/2031	415,000	403,328
1.75%, 08/15/2041	852,000	820,449
2.00%, 08/15/2051	71,000	72,032
2.38%, 05/15/2051	348,000	382,583
United States Treasury Notes
0.13%, 07/31/2023	240,000	238,781
0.13%, 12/15/2023	450,000	446,054
0.13%, 02/15/2024	320,000	316,731
0.25%, 09/30/2023	352,000	350,598
0.25%, 03/15/2024	284,000	281,565
0.25%, 05/15/2024	320,000	316,688
0.38%, 08/15/2024	251,000	248,666
0.63%, 07/31/2026	204,000	198,860
0.75%, 03/31/2026	307,000	302,071
0.75%, 04/30/2026	310,000	304,823
0.75%, 08/31/2026	210,000	205,808
1.25%, 09/30/2028	128,000	126,250
1.63%, 05/15/2031	132,000	132,959
Total U.S. Treasury Bonds		5,376,877

TOTAL GOVERNMENT BONDS
(Cost $5,400,670)		5,376,877
		Value
	Shares	(Note 2)
PREFERRED STOCK (0.33%)
Consumer Discretionary (0.11%)
Retail - Consumer Discretionary (0.11%)
Qurate Retail, Inc.	400	$43,672

TOTAL Consumer Discretionary		43,672

Financials (0.22%)
Banks (0.22%)
Bank of Hawaii, Series A(a)(d)	2,855	74,230
First Republic Bank(d)	650	15,847
		90,077

TOTAL Financials		90,077

TOTAL PREFERRED STOCK
(Cost $129,987)		133,749

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (5.15%)

Money Market Fund (5.15%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	0.030%	125,666	125,666
State Street Institutional Treasury Plus Money Market Fund	0.010%	1,935,113	1,935,113
			2,060,779

TOTAL SHORT TERM INVESTMENTS
(Cost $2,060,779)			2,060,779

TOTAL INVESTMENTS (100.27%)
(Cost $35,802,112)			$40,128,914

Liabilities In Excess Of Other Assets (-0.27%)			(108,582)

NET ASSETS (100.00%)			$40,020,332

See Notes to Financial Statements.

101 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Statement of Investments	October 31, 2021

Investment Abbreviations:

LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate
TI – Treasury Index

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2021 was 0.09%
3M US L - 3 Month LIBOR as of October 31, 2021 was 0.13%

7Y US TI - 7 Year US Treasury Index as of October 31, 2021 was 1.44%
1D US SOFR - 1 Day SOFR as of October 31, 2021 was 0.05%
1Y US TI - 1 Year US Treasury Bill as of October 31, 2021 was 0.15%
5Y US TI - 5 Year US Treasury Index as of October 31, 2021 was 1.18%

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, the aggregate market value of those securities was $2,099,406, representing 5.25% of net assets.
(d)	Perpetual maturity. This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of October 31, 2021.

See Notes to Financial Statements.

102 | October 31, 2021

ALPS | Smith Funds

Statements of Assets and Liabilities	October 31, 2021

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund	ALPS | Smith Credit Opportunities Fund	ALPS | Smith Balanced Opportunity Fund
ASSETS
Investments, at value	$515,775,281	$1,778,475,607	$305,150,353	$40,128,914
Cash	–	465,506	54,331	8,808
Receivable for investments sold	7,481,370	43,098,737	8,360,879	1,066,575
Receivable for shares sold	1,914,438	3,311,714	220,901	4,004
Deposit with broker for futures contracts	–	–	–	25,572
Interest receivable	2,480,959	10,651,579	2,792,069	81,964
Receivable due from advisor	–	–	–	6,541
Prepaid expenses and other assets	39,137	58,490	49,595	33,286
Total Assets	527,691,185	1,836,061,633	316,628,128	41,355,664
LIABILITIES
Payable for investments purchased	3,316,279	49,988,065	8,870,872	1,226,523
Payable for shares redeemed	1,241,442	1,657,211	164,166	–
Investment advisory fees payable	107,838	613,050	135,430	–
Administration and transfer agency fees payable	169,540	686,058	91,426	58,406
Distribution and services fees payable	11,644	19,165	4,037	1,262
Trustees' fees and expenses payable	5,733	18,506	3,685	690
Professional fees payable	31,371	49,279	26,993	25,002
Custody fees payable	11,683	45,096	6,764	15,301
Accrued expenses and other liabilities	46,743	108,279	22,457	8,148
Total Liabilities	4,942,273	53,184,709	9,325,830	1,335,332
NET ASSETS	$522,748,912	$1,782,876,924	$307,302,298	$40,020,332
NET ASSETS CONSIST OF
Paid-in capital	$521,226,517	$1,767,106,085	$305,401,732	$35,760,175
Total distributable earnings	1,522,395	15,770,839	1,900,566	4,260,157
NET ASSETS	$522,748,912	$1,782,876,924	$307,302,298	$40,020,332
INVESTMENTS, AT COST	$515,568,499	$1,759,981,737	$304,262,258	$35,802,112

See Notes to Financial Statements.

103 | October 31, 2021

ALPS | Smith Funds

Statements of Assets and Liabilities	October 31, 2021

	ALPS | Smith Short Duration Bond Fund		ALPS | Smith Total Return Bond Fund		ALPS | Smith Credit Opportunities Fund		ALPS | Smith Balanced Opportunity Fund
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.57		$11.23		$10.45		$12.19
Net Assets	$10,193,977		$9,604,938		$6,868,506		$783,971
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	964,720		855,466		657,552		64,308
Class A:
Net Asset Value, offering and redemption price per share	$10.56		$11.23		$10.45		$12.19
Net Assets	$16,867,559		$27,342,016		$1,217,047		$1,218,849
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,596,731		2,434,394		116,495		100,000
Maximum offering price per share	$10.80	(a)	$11.49	(a)	$10.69	(a)	$12.60	(b)
Class C:
Net Asset Value, offering and redemption price per share(c)	$10.53		$11.21		$10.45		$12.14
Net Assets	$3,472,452		$7,183,950		$681,860		$607,223
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	329,728		641,040		65,281		50,000
Class I:
Net Asset Value, offering and redemption price per share	$10.57		$11.22		$10.45		$12.19
Net Assets	$492,214,924		$1,738,746,020		$298,534,885		$37,410,289
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	46,557,267		154,910,856		28,555,745		3,068,935

(a)	(NAV/0.9775), based on maximum sales charge of 2.25% of the offering price.
(b)	(NAV/0.9675), based on maximum sales charge of 3.25% of the offering price.
(c)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

104 | October 31, 2021

ALPS | Smith Funds

Statement of Operations	For the Year Ended October 31, 2021

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund	ALPS | Smith Credit Opportunities Fund(a)	ALPS | Smith Balanced Opportunity Fund(a)
INVESTMENT INCOME
Dividends	$201,068	$1,323,030	$359,110	$254,877
Foreign taxes withheld on dividends	(4,826)	(13,654)	(3,028)	(5,790)
Interest	4,616,287	40,701,443	4,195,267	164,296
Total Investment Income	4,812,529	42,010,819	4,551,349	413,383

EXPENSES
Investment advisory fees	1,390,628	9,172,011	953,407	190,452
Administrative fees	374,481	1,680,837	142,956	71,767
Transfer agency fees	248,015	932,203	76,021	22,866
Distribution and service fees
Investor Class	32,917	28,373	14,230	1,932
Class A	30,267	54,684	3,077	3,015
Class C	30,087	77,055	5,775	5,723
Professional fees	37,443	77,437	29,452	26,716
Reports to shareholders and printing fees	17,320	84,488	5,688	1,583
State registration fees	105,214	150,306	83,691	34,677
Insurance fees	2,405	18,842	329	204
Custody fees	15,140	60,394	8,177	20,489
Trustees’ fees and expenses	17,010	80,927	5,929	1,245
Repayment of previously waived fees
Investor Class	–	895	59	–
Class A	–	3	10	–
Class C	–	–	4	–
Class I	–	–	3	–
Miscellaneous expenses	13,061	33,383	8,761	9,752
Total Expenses	2,313,988	12,451,838	1,337,569	390,421
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(16,881)	(2,940)	(3,188)	(3,910)
Class A	(9,476)	(5,556)	(1,196)	(6,318)
Class C	(1,817)	(4,192)	(594)	(3,152)
Class I	(320,901)	(1,175,366)	(158,423)	(134,501)
Net Expenses	1,964,913	11,263,784	1,174,168	242,540
Net Investment Income	2,847,616	30,747,035	3,377,181	170,843
Net realized gain/(loss) on investments	1,366,915	3,499,336	1,092,257	(47,462)
Net realized gain on futures contracts	–	–	–	23,960
Net realized gain on foreign currency transactions	–	–	–	38
Net Realized Gain/(Loss)	1,366,915	3,499,336	1,092,257	(23,464)
Net change in unrealized appreciation/(depreciation) on investments	(1,863,510)	(12,866,274)	1,003,450	4,462,821
Net Change in Unrealized Appreciation/(Depreciation)	(1,863,510)	(12,866,274)	1,003,450	4,462,821
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(496,595)	(9,366,938)	2,095,707	4,439,357
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,351,021	$21,380,097	$5,472,888	$4,610,200

(a)	For the period September 16, 2020 (Inception) to April 30, 2021.

See Notes to Financial Statements.

105 | October 31, 2021

ALPS | Smith Short Duration Bond Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
OPERATIONS
Net investment income	$2,847,616	$1,369,569
Net realized gain	1,366,915	1,602,831
Net change in unrealized appreciation/(depreciation)	(1,863,510)	1,684,442
Net Increase in Net Assets Resulting from Operations	2,351,021	4,656,842

DISTRIBUTIONS
From distributable earnings
Investor Class	(155,128)	(21,527)
Class A	(122,168)	(21,429)
Class C	(17,715)	(9,016)
Class I	(4,175,818)	(1,765,667)
Net Decrease in Net Assets from Distributions	(4,470,829)	(1,817,639)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	15,055,603	8,786,055
Class A	13,671,339	3,316,195
Class C	1,574,934	1,845,022
Class I	481,182,792	159,410,823
Dividends reinvested
Investor Class	103,471	16,577
Class A	107,066	18,236
Class C	17,232	8,286
Class I	2,516,150	1,187,091
Shares redeemed, net of redemption fees
Investor Class	(13,992,876)	(230,669)
Class A	(530,992)	(148,329)
Class C	(289,750)	(185,508)
Class I	(156,359,324)	(41,453,423)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	343,055,645	132,570,356

Net increase in net assets	340,935,837	135,409,559

NET ASSETS
Beginning of year	181,813,075	46,403,516
End of year	$522,748,912	$181,813,075

See Notes to Financial Statements.

106 | October 31, 2021

ALPS | Smith Total Return Bond Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
OPERATIONS
Net investment income	$30,747,035	$17,728,925
Net realized gain	3,499,336	20,708,790
Net change in unrealized appreciation/(depreciation)	(12,866,274)	24,830,792
Net Increase in Net Assets Resulting from Operations	21,380,097	63,268,507

DISTRIBUTIONS
From distributable earnings
Investor Class	(336,421)	(136,099)
Class A	(584,781)	(252,408)
Class C	(198,520)	(59,370)
Class I	(55,637,740)	(22,139,600)
Net Decrease in Net Assets from Distributions	(56,757,462)	(22,587,477)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	4,281,016	9,570,405
Class A	19,688,892	7,720,559
Class C	2,181,358	5,311,853
Class I	874,175,506	1,096,771,120
Dividends reinvested
Investor Class	280,200	120,845
Class A	530,643	240,768
Class C	153,422	55,429
Class I	37,592,642	15,005,297
Shares redeemed, net of redemption fees
Investor Class	(4,826,938)	(3,975,002)
Class A	(7,467,466)	(1,264,314)
Class C	(1,481,119)	(733,489)
Class I	(470,271,790)	(185,793,976)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	454,836,366	943,029,495

Net increase in net assets	419,459,001	983,710,525

NET ASSETS
Beginning of year	1,363,417,923	379,707,398
End of year	$1,782,876,924	$1,363,417,923

See Notes to Financial Statements.

107 | October 31, 2021

ALPS | Smith Credit Opportunities Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
OPERATIONS
Net investment income	$3,377,181	$42,824
Net realized gain	1,092,257	43,945
Net change in unrealized appreciation/(depreciation)	1,003,450	(115,355)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,472,888	(28,586)

DISTRIBUTIONS
From distributable earnings
Investor Class	(116,811)	(1,183)
Class A	(30,109)	(1,780)
Class C	(10,784)	(450)
Class I	(3,347,171)	(37,948)
Net Decrease in Net Assets from Distributions	(3,504,875)	(41,361)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	7,838,750	701,936
Class A	166,565	1,000,000
Class C	160,000	500,000
Class I	310,405,806	25,436,680
Dividends reinvested
Investor Class	108,253	–
Class A	3,391	–
Class C	58	–
Class I	2,190,246	1,273
Shares redeemed
Investor Class	(1,873,870)	(175)
Class I	(40,909,390)	(325,291)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	278,089,809	27,314,423

Net increase in net assets	280,057,822	27,244,476

NET ASSETS
Beginning of year	27,244,476	–
End of year	$307,302,298	$27,244,476

See Notes to Financial Statements.

108 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement of Operations) to October 31, 2020
OPERATIONS
Net investment income	$170,843	$8,275
Net realized loss	(23,464)	(23,561)
Net change in unrealized appreciation/(depreciation)	4,462,821	(136,019)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,610,200	(151,305)

DISTRIBUTIONS
From distributable earnings
Investor Class	(3,280)	(116)
Class A	(5,331)	(415)
Class C	(268)	–
Class I	(184,448)	(6,578)
Net Decrease in Net Assets from Distributions	(193,327)	(7,109)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	45,545	610,109
Class A	–	1,000,000
Class C	–	500,000
Class I	22,130,170	12,420,000
Dividends reinvested
Investor Class	510	–
Class I	103,203	692
Shares redeemed
Investor Class	(5,641)	–
Class I	(1,042,715)	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	21,231,072	14,530,801

Net increase in net assets	25,647,945	14,372,387

NET ASSETS
Beginning of year	14,372,387	–
End of year	$40,020,332	$14,372,387

See Notes to Financial Statements.

109 | October 31, 2021

ALPS | Smith Short Duration Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.62	$10.25	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.11	0.23	0.07
Net realized and unrealized gain/(loss)	0.03	0.48	0.27	(0.04)
Total from investment operations	0.08	0.59	0.50	0.03

DISTRIBUTIONS:
From net investment income	(0.05)	(0.14)	(0.22)	(0.05)
From net realized gains	(0.08)	(0.08)	(0.01)	–
Total distributions	(0.13)	(0.22)	(0.23)	(0.05)

Net increase/(decrease) in net asset value	(0.05)	0.37	0.27	(0.02)
Net asset value, end of year	$10.57	$10.62	$10.25	$9.98
TOTAL RETURN(b)	0.77%	5.85%	5.04%	0.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,194	$9,100	$519	$491
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.90%	0.95%	1.10%	2.79	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.76%	0.78%	0.76%	0.89	%(c)
Ratio of net investment income to average net assets	0.51%	1.02%	2.22%	1.93	%(c)
Portfolio turnover rate(d)	165%	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

110 | October 31, 2021

ALPS | Smith Short Duration Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.61	$10.24	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.12	0.22	0.06
Net realized and unrealized gain/(loss)	0.03	0.47	0.27	(0.03)
Total from investment operations	0.08	0.59	0.49	0.03

DISTRIBUTIONS:
From net investment income	(0.05)	(0.14)	(0.22)	(0.05)
From net realized gains	(0.08)	(0.08)	(0.01)	–
Total distributions	(0.13)	(0.22)	(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	0.00 (b)	–
Net increase/(decrease) in net asset value	(0.05)	0.37	0.26	(0.02)
Net asset value, end of year	$10.56	$10.61	$10.24	$9.98
TOTAL RETURN(c)	0.77%	5.84%	4.96%	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$16,868	$3,702	$471	$110
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.84%	0.94%	1.09%	4.28	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.76%	0.77%	0.74%	0.89	%(d)
Ratio of net investment income to average net assets	0.51%	1.10%	2.17%	1.86	%(d)
Portfolio turnover rate(e)	165%	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

111 | October 31, 2021

ALPS | Smith Short Duration Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.61		$10.24	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	(0.02)		0.05	0.15	0.05
Net realized and unrealized gain/(loss)	0.02		0.47	0.27	(0.04)
Total from investment operations	–		0.52	0.42	0.01

DISTRIBUTIONS:
From net investment income	(0.00	)(b)	(0.07)	(0.15)	(0.03)
From net realized gains	(0.08)		(0.08)	(0.01)	–
Total distributions	(0.08)		(0.15)	(0.16)	(0.03)

Net increase/(decrease) in net asset value	(0.08)		0.37	0.26	(0.02)
Net asset value, end of year	$10.53		$10.61	$10.24	$9.98
TOTAL RETURN(c)	(0.01)%		5.10%	4.19%	0.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,472		$2,193	$497	$370
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.55%		1.67%	1.83%	3.54	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.49%		1.49%	1.49%	1.48	%(d)
Ratio of net investment income/(loss) to average net assets	(0.22)%		0.46%	1.48%	1.35	%(d)
Portfolio turnover rate(e)	165%		457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

112 | October 31, 2021

ALPS | Smith Short Duration Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.62	$10.25	$9.99	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.16	0.25	0.08
Net realized and unrealized gain/(loss)	0.03	0.46	0.26	(0.03)
Total from investment operations	0.11	0.62	0.51	0.05

DISTRIBUTIONS:
From net investment income	(0.08)	(0.17)	(0.25)	(0.06)
From net realized gains	(0.08)	(0.08)	(0.01)	–
Total distributions	(0.16)	(0.25)	(0.26)	(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (b)	0.01	0.00	(b)
Net increase/(decrease) in net asset value	(0.05)	0.37	0.26	(0.01)
Net asset value, end of year	$10.57	$10.62	$10.25	$9.99
TOTAL RETURN(c)	1.05%	6.12%	5.21%	0.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$492,215	$166,817	$44,916	$13,601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.58%	0.70%	0.82%	1.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49%	0.49%	0.49%	0.49	%(d)
Ratio of net investment income to average net assets	0.77%	1.52%	2.46%	2.36	%(d)
Portfolio turnover rate(e)	165%	457%	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

113 | October 31, 2021

ALPS | Smith Total Return Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.46	$10.99	$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.19	0.22	0.07
Net realized and unrealized gain/(loss)	(0.03)	0.57	0.95	0.03
Total from investment operations	0.15	0.76	1.17	0.10

DISTRIBUTIONS:
From net investment income	(0.19)	(0.19)	(0.21)	(0.05)
From net realized gains	(0.19)	(0.10)	(0.02)	–
Total distributions	(0.38)	(0.29)	(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (b)	0.00 (b)	–
Net increase/(decrease) in net asset value	(0.23)	0.47	0.94	0.05
Net asset value, end of year	$11.23	$11.46	$10.99	$10.05
TOTAL RETURN(c)	1.26%	6.95%	11.77%	1.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,605	$10,109	$4,121	$345
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.98%	1.01%	1.07%	2.97	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.95%	0.96%	0.96%	1.07	%(d)
Ratio of net investment income to average net assets	1.55%	1.66%	2.05%	2.20	%(d)
Portfolio turnover rate(e)	178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

114 | October 31, 2021

ALPS | Smith Total Return Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.46	$10.99	$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.19	0.21	0.07
Net realized and unrealized gain/(loss)	(0.03)	0.57	0.97	0.03
Total from investment operations	0.15	0.76	1.18	0.10

DISTRIBUTIONS:
From net investment income	(0.19)	(0.19)	(0.22)	(0.05)
From net realized gains	(0.19)	(0.10)	(0.02)	–
Total distributions	(0.38)	(0.29)	(0.24)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (b)	0.00 (b)	–
Net increase/(decrease) in net asset value	(0.23)	0.47	0.94	0.05
Net asset value, end of year	$11.23	$11.46	$10.99	$10.05
TOTAL RETURN(c)	1.27%	6.96%	11.79%	1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$27,342	$15,016	$7,929	$136
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.97%	0.99%	1.05%	3.96	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.94%	0.95%	0.95%	1.07	%(d)
Ratio of net investment income to average net assets	1.57%	1.66%	1.91%	2.10	%(d)
Portfolio turnover rate(e)	178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

115 | October 31, 2021

ALPS | Smith Total Return Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.44	$10.97	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.11	0.13	0.05
Net realized and unrealized gain/(loss)	(0.02)	0.57	0.97	0.03
Total from investment operations	0.07	0.68	1.10	0.08

DISTRIBUTIONS:
From net investment income	(0.11)	(0.11)	(0.15)	(0.04)
From net realized gains	(0.19)	(0.10)	(0.02)	–
Total distributions	(0.30)	(0.21)	(0.17)	(0.04)

Net increase/(decrease) in net asset value	(0.23)	0.47	0.93	0.04
Net asset value, end of year	$11.21	$11.44	$10.97	$10.04
TOTAL RETURN(b)	0.55%	6.23%	10.98%	0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,184	$6,508	$1,727	$121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.71%	1.72%	1.79%	4.69	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.66%	1.67%	1.67%	1.67	%(c)
Ratio of net investment income to average net assets	0.83%	0.94%	1.20%	1.49	%(c)
Portfolio turnover rate(d)	178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

116 | October 31, 2021

ALPS | Smith Total Return Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.46	$10.99	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.22	0.24	0.09
Net realized and unrealized gain/(loss)	(0.04)	0.57	0.97	0.02
Total from investment operations	0.17	0.79	1.21	0.11

DISTRIBUTIONS:
From net investment income	(0.22)	(0.22)	(0.24)	(0.07)
From net realized gains	(0.19)	(0.10)	(0.02)	–
Total distributions	(0.41)	(0.32)	(0.26)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (b)	0.00 (b)	–
Net increase/(decrease) in net asset value	(0.24)	0.47	0.95	0.04
Net asset value, end of year	$11.22	$11.46	$10.99	$10.04
TOTAL RETURN(c)	1.47%	7.26%	12.19%	1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,738,746	$1,331,786	$365,930	$10,495
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.73%	0.72%	0.76%	2.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.66%	0.67%	0.67%	0.67	%(d)
Ratio of net investment income to average net assets	1.84%	1.94%	2.22%	2.64	%(d)
Portfolio turnover rate(e)	178%	360%	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

117 | October 31, 2021

ALPS | Smith Credit Opportunities Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
		September 16, 2020
		(Commencement of
	For the Year Ended	Operations) to
	October 31, 2021	October 31, 2020
Net asset value, beginning of period	$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.02
Net realized and unrealized gain/(loss)	0.51	(0.04)
Total from investment operations	0.76	(0.02)

DISTRIBUTIONS:
From net investment income	(0.25)	(0.02)
From net realized gains	(0.02)	–
Total distributions	(0.27)	(0.02)

Net increase/(decrease) in net asset value	0.49	(0.04)
Net asset value, end of year	$10.45	$9.96
TOTAL RETURN(b)	7.63%	(0.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,869	$699
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	2.36	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.19%	1.20	%(c)
Ratio of net investment income to average net assets	2.35%	1.37	%(c)
Portfolio turnover rate(d)	211%	66%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

118 | October 31, 2021

ALPS | Smith Credit Opportunities Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
		September 16, 2020
		(Commencement of
	For the Year Ended	Operations) to
	October 31, 2021	October 31, 2020
Net asset value, beginning of period	$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.02
Net realized and unrealized gain/(loss)	0.51	(0.04)
Total from investment operations	0.76	(0.02)

DISTRIBUTIONS:
From net investment income	(0.25)	(0.02)
From net realized gains	(0.02)	–
Total distributions	(0.27)	(0.02)

Net increase/(decrease) in net asset value	0.49	(0.04)
Net asset value, end of year	$10.45	$9.96
TOTAL RETURN(b)	7.65%	(0.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,217	$996
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.26%	2.38	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.16%	1.20	%(c)
Ratio of net investment income to average net assets	2.41%	1.33	%(c)
Portfolio turnover rate(d)	211%	66%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

119 | October 31, 2021

ALPS | Smith Credit Opportunities Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
		September 16, 2020
		(Commencement of
	For the Year Ended	Operations) to
	October 31, 2021	October 31, 2020
Net asset value, beginning of period	$9.96	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.01
Net realized and unrealized gain/(loss)	0.52		(0.04)
Total from investment operations	0.69		(0.03)

DISTRIBUTIONS:
From net investment income	(0.18)		(0.01)
From net realized gains	(0.02)	–
Total distributions	(0.20)		(0.01)

Net increase/(decrease) in net asset value	0.49		(0.04)
Net asset value, end of year	$10.45	$9.96
TOTAL RETURN(b)	6.88%		(0.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$682	$498
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.00%	3.09	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90	%(c)
Ratio of net investment income to average net assets	1.67%	0.63	%(c)
Portfolio turnover rate(d)	211%		66%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

120 | October 31, 2021

ALPS | Smith Credit Opportunities Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
		September 16, 2020
		(Commencement of
	For the Year Ended	Operations) to
	October 31, 2021	October 31, 2020
Net asset value, beginning of period	$9.97	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28	0.02
Net realized and unrealized gain/(loss)	0.50		(0.03)
Total from investment operations	0.78		(0.01)

DISTRIBUTIONS:
From net investment income	(0.28)		(0.02)
From net realized gains	(0.02)	–
Total distributions	(0.30)		(0.02)

Net increase/(decrease) in net asset value	0.48		(0.03)
Net asset value, end of year	$10.45	$9.97
TOTAL RETURN(b)	7.83%		(0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$298,535	$25,051
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.03%	1.86	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90	%(c)
Ratio of net investment income to average net assets	2.66%	1.79	%(c)
Portfolio turnover rate(d)	211%		66%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

121 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
		September 16, 2020
		(Commencement of
	For the Year Ended	Operations) to
	October 31, 2021	October 31, 2020
Net asset value, beginning of period	$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.00	(b)
Net realized and unrealized gain/(loss)	2.32	(0.12)
Total from investment operations	2.36	(0.12)

DISTRIBUTIONS:
From net investment income	(0.05)	(0.00	)(b)
Total distributions	(0.05)	(0.00	)(b)

Net increase/(decrease) in net asset value	2.31	(0.12)
Net asset value, end of year	$12.19	$9.88
TOTAL RETURN(c)	23.95%	(1.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$784	$601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.67%	3.00	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.12%	1.15	%(d)
Ratio of net investment income to average net assets	0.38%	0.25	%(d)
Portfolio turnover rate(e)	126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

122 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
		September 16, 2020
		(Commencement of
	For the Year Ended	Operations) to
	October 31, 2021	October 31, 2020
Net asset value, beginning of period	$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.00	(b)
Net realized and unrealized gain/(loss)	2.32	(0.12)
Total from investment operations	2.36	(0.12)

DISTRIBUTIONS:
From net investment income	(0.05)	(0.00	)(b)
Total distributions	(0.05)	(0.00	)(b)

Net increase/(decrease) in net asset value	2.31	(0.12)
Net asset value, end of year	$12.19	$9.88
TOTAL RETURN(c)	23.96%	(1.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,219	$988
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.66%	3.03	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.11%	1.15	%(d)
Ratio of net investment income to average net assets	0.39%	0.26	%(d)
Portfolio turnover rate(e)	126%	26%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

123 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
		September 16, 2020
		(Commencement of
	For the Year Ended	Operations) to
	October 31, 2021	October 31, 2020
Net asset value, beginning of period	$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)	(0.01)
Net realized and unrealized gain/(loss)	2.31	(0.11)
Total from investment operations	2.27	(0.12)

DISTRIBUTIONS:
From net investment income	(0.01)	–
Total distributions	(0.01)	–

Net increase/(decrease) in net asset value	2.26	(0.12)
Net asset value, end of year	$12.14	$9.88
TOTAL RETURN(b)	22.93%	(1.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$607	$494
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.40%	3.73	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.85%	1.85	%(c)
Ratio of net investment loss to average net assets	(0.35)%	(0.44	)%(c)
Portfolio turnover rate(d)	126%	26%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

124 | October 31, 2021

ALPS | Smith Balanced Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

		For the Period
		September 16, 2020
		(Commencement of
	For the Year Ended	Operations) to
	October 31, 2021	October 31, 2020
Net asset value, beginning of period	$9.88	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.01
Net realized and unrealized gain/(loss)	2.31	(0.12)
Total from investment operations	2.39	(0.11)

DISTRIBUTIONS:
From net investment income	(0.08)	(0.01)
Total distributions	(0.08)	(0.01)

Net increase/(decrease) in net asset value	2.31	(0.12)
Net asset value, end of year	$12.19	$9.88
TOTAL RETURN(b)	24.28%	(1.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$37,410	$12,289
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.39%	2.69	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.85%	0.85	%(c)
Ratio of net investment income to average net assets	0.67%	0.57	%(c)
Portfolio turnover rate(d)	126%	26%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

125 | October 31, 2021

ALPS  |  Red Rocks Global Opportunity Fund

Management Commentary	October 31, 2021 (Unaudited)

What a Difference a Year Makes

As of the Fund’s fiscal year ending October 31, 2021, we are about 18 months on from the serious dislocation caused by the Covid-19 pandemic. Its effect was to shut down the global supply chain almost completely for 2-3 months in March-May of 2020 followed by a tentative but steady recovery since. This disruption in the availability of goods (i.e. semiconductor chips) and services has been a central cause of rising inflation especially in the U.S.

Many sectors will continue to be negatively affected for some time as inventories remain incomplete. Small businesses in particular have struggled with labor availability and the return of their pre-pandemic customers. Other sectors such as global air travel and almost every business that needs to meet a production schedule, will be paying higher prices for what is available. It looks like it will take some time until the global supply chain returns to normal or what might be considered the new normal.

In almost a complete contrast to persistent global supply chain difficulties is the performance of anything having to do with money. The abundant supply of cash available for almost any purpose in the corporate world is fueling a record year in the markets. All-time records for mergers and acquisitions, venture capital deals, initial public offerings (IPO’s), and private equity deals have already been set with two months left in the calendar year. In addition, the S&P 500 has produced one of the best years in history (up slightly above 40% year over year October) for stock market returns. Corporate earnings reports have been close to spectacular and corporate bond issuance has been robust. Everyone wants to raise capital while rates are still low.

To use a generalization, equities are valued at historically high levels but balance sheets are arguably in about the best position they have ever been. What has not changed is our focus on fundamental valuations and the effectiveness of capital allocation programs for the management teams we value, operational improvement initiatives, and shareholder value-creation within our portfolio companies.

What a difference a year makes!

Fiscal Year October 2021 Market Review

Stocks rose strongly in the start of FY 2021 October and were up 20% by mid-February 2021. The clear leaders were those somewhat cyclical companies (value) that had been beaten down in the March-April 2020 downdraft from Covid-19. Markets paused from Mid-February to the end of March as early signs of rising inflation began to be felt. April was very a strong month as the S&P 500 rose about 10% on the back of very good corporate earnings reports but comparisons were quite easy vs. the first calendar quarter of 2020. May and June 2021 was a consolidation period for stocks with a slight growth bias.

From mid-July to end of August the S&P 500 rose another 10% as earnings were very strong (still vs. an easy comparison in 2020) and the market had a distinct growth flavor. At the end of August, the markets were up 40% or better. September was a mild correction period as stocks were down approximately 7-8% with inflation worries and impending action from the Fed about beginning a measured form of tightening. October was another very strong earnings report period against slightly tougher comparisons in 3Q 2020. Financials and Tech were the big winners in FY 2021.

Consumer spending was quite strong throughout most of the year yet still a bit tepid relative to pre-pandemic levels. Consumer savings were consistently good even with spending on big-ticket items like housing and autos. Job growth was good and wages are clearly rising, giving some concern to corporations/employers about inflation.

So this recovery continues to be uneven but more and more activity is approaching 2019 levels. There is much more improvement to come if the pandemic will leave us alone. Our view is that the pandemic will be with us for some time and we are still waiting for herd immunity to kick in at about 80% vaccinated.

Fiscal Year October 2021 Portfolio Review

For the 12 months ending October 31, 2021, the Fund’s Investor shares (LPEFX) returned 51.18%, compared with 40.19% and 66.78% for the Morningstar Developed Markets Index (the fund’s primary benchmark) and the Red Rocks Global Listed Private Equity Index, respectively. These returns are some of the best we have seen since the end of the global financial crisis.

The fund added 20 names, sold out of 17 names, sold 4 names received from corporate actions (spin offs), and ended with 50 names.

Net contributors to performance included:

●	Blackstone Inc.

●	KKR &Co. Inc.

●	IAC/Interactive Corp.

Net detractors from performance included:

●	Vimeo

●	Kindred Group PLC

●	Bettson AB

Companies in the portfolio experience value creation when their underlying companies are sold typically 20% to 30% higher than most recent valuation estimates. The primary driver to performance this fiscal year is the significant increase in global M&A. M&A deal count and volume has been running approximately 45% higher than the same period in 2020.

We are heartened to see the bounce back in performance of the fund. The portfolio’s largest contributors were by and large Investment-related entities who own private assets and manage large sums for global Institutions. Many of these companies have been building large and diversified businesses for well over a decade and benefit by the search for yield or more likely, the search for higher returns from private assets when they are sold.

126 | October 31, 2021

ALPS  |  Red Rocks Global Opportunity Fund

Management Commentary	October 31, 2021 (Unaudited)

Outlook

While the equity market has been robust this past year, nothing goes to the moon forever and we are seeing issues that could constrain future returns. Those issues are: Will inflation continue to exist at elevated levels? How much and how fast will U.S. real interest rates rise? Can the S&P 500 keep going up at a relatively rapid pace? Will the Federal Reserve keep to its measured pace toward interest rates rises? Will the European Central Bank continue with stimulus? Will the dollar have another strong year? Value or growth-which will outperform? How will China’s governmental actions affect global trade?

Our outlook continues to be one of cautious optimism. The backdrop for global equities remains quite healthy with lots of liquidity, still very low interest rates that are just beginning to rise and corporate demand for growth and internal improvements. There will be more stimulus from developed market central banks still to come, especially in Europe. Capital is readily available for corporations in the form of late stage venture capital, IPO’s, and direct lending from a plethora of non-bank sources, not to mention the ability to raise both debt and equity in the market place. We are mindful of getting too cyclical, because heightened volatility and rapid corrections may be likely when looking to the future. We currently see more value in Europe in general but we also see more difficulty there with uneven economies and a more cautious consumer and higher regulation. Valuations are historically high and this makes it difficult for us to refresh and replenish our portfolio but that is normal for us.

We continue to focus on long term compounders with good track records in centralized asset allocation, good and rising internal returns, and de-centralized operational controls of their various businesses. Along with these tenets we also value good cash flow businesses, strong balance sheets and the proven ability to create value for their shareholders. These characteristics have worked for us over the last decade plus years of experience and believe they will work over the long term ahead.

We thank you for your confidence.

Andrew Drummond	Kirk McCown
Portfolio Manager	Portfolio Manager

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Red Rocks Capital, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

127 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund

Performance Update	October 31, 2021 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2021)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year	3 Year	5 Year	10 Year	Total Expense Ratio	What You Pay*
Investor# (NAV)	51.18%	20.23%	16.69%	14.06%	2.45%	2.45%
Class A (NAV)	51.02%	20.27%	16.71%	14.07%	2.49%	2.49%
Class A (MOP)	42.62%	17.99%	15.38%	13.42%
Class C (NAV)	50.14%	19.30%	15.78%	13.24%	3.11%	3.11%
Class C (CDSC)	49.14%	19.30%	15.78%	13.24%
Class I	51.31%	20.45%	16.92%	14.36%	2.11%	2.11%
Class R	50.86%+	19.90%	16.39%	13.92%	2.57%	2.57%
Morningstar Developed Markets Index[1]	40.19%	17.76%	15.13%	12.16%
Red Rocks Global Listed Private Equity Index[2]	66.78%	22.41%	18.15%	14.80%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

128 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund

Performance Update	October 31, 2021 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Fund Inception date of December 31, 2007 for Investor Class, Class I, and Class R; Fund Inception date June 30, 2010 for Class C; Fund Inception date June 12, 2018 for Class A.

[1]	The Morningstar Developed Market Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
2	The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. An investor may not invest directly in an index.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 28, 2022, and Acquired Fund Fees and Expenses of 0.79%. Please see the current prospectus dated February 28, 2021 for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.
+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Prior to March 31, 2020, the ALPS | Red Rocks Global Opportunity Fund was known as the ALPS | Red Rocks Listed Private Equity Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

129 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund

Performance Update	October 31, 2021 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

KKR & Co., Inc.	5.25%
Blackstone, Inc.	5.16%
Partners Group Holding AG	4.44%
HarbourVest Global Private Equity, Ltd.	4.19%
Brederode SA	4.17%
3i Group PLC	3.55%
HgCapital Trust PLC	3.32%
HBM Healthcare Investments AG	3.05%
IAC/InterActiveCorp	2.89%
Intermediate Capital Group PLC	2.78%
Top Ten Holdings	38.80%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

130 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
CLOSED-END FUNDS (19.30%)
Apax Global Alpha, Ltd.(a)(b)	365,000	$1,066,477
HarbourVest Global Private Equity, Ltd.(c)	138,500	4,699,288
HBM Healthcare Investments AG, Class A	9,000	3,423,328
HgCapital Trust PLC	705,000	3,724,237
ICG Enterprise Trust PLC	95,000	1,621,624
Oakley Capital Investments, Ltd.(c)	235,000	1,237,899
Pantheon International PLC Fund(c)	59,696	2,516,268
Princess Private Equity Holding, Ltd.	97,775	1,548,486
Standard Life Private Equity Trust PLC	268,000	1,815,519
TOTAL CLOSED-END FUNDS
(Cost $12,710,835)		21,653,126

COMMON STOCKS (77.66%)
Communications (8.27%)
Internet (0.76%)
Vimeo, Inc.(c)	25,300	853,369

Media (7.51%)
IAC/InterActiveCorp(c)	21,290	3,243,957
Liberty Broadband Corp., Class C(c)	15,600	2,534,220
Liberty Media Corp.-Liberty SiriusXM, Class A(c)	53,200	2,648,296
		8,426,473

TOTAL COMMUNICATIONS		9,279,842

Consumer, Cyclical (5.10%)
Entertainment (3.46%)
Betsson AB	96,500	673,572
Entain PLC(c)	62,000	1,737,311
Kindred Group PLC	104,500	1,468,462
		3,879,345

Retail (1.64%)
Costco Wholesale Corp.	3,750	1,843,275

TOTAL CONSUMER, CYCLICAL		5,722,620

Consumer, Non-Cyclical (6.89%)
Healthcare-Products (4.88%)
Hologic, Inc.(c)	19,000	1,392,890
Stryker Corp.	5,100	1,356,957
Thermo Fisher Scientific, Inc.	4,300	2,722,201
		5,472,048
	Shares	Value (Note 2)
Healthcare-Services (2.01%)
Chemed Corp.	4,685	$2,259,341

TOTAL CONSUMER, NON-CYCLICAL		7,731,389

Diversified (0.79%)
Holding Companies - Diversified Operations (0.79%)
Schouw & Co. A/S	9,100	885,110

TOTAL DIVERSIFIED		885,110

Financials (49.52%)
Diversified Financial Services (22.52%)
Apollo Global Management, Inc.	24,100	1,854,495
Ares Management LP, Class A	21,300	1,804,962
Cannae Holdings, Inc.(c)	71,400	2,434,740
Carlyle Group, Inc.	46,000	2,582,900
Intermediate Capital Group PLC	104,000	3,119,478
KKR & Co., Inc., Class A	73,900	5,887,613
Mastercard, Inc., Class A	3,600	1,207,872
Partners Group Holding AG	2,850	4,978,822
StepStone Group, Inc., Class A	29,600	1,390,608
		25,261,490

Investment Companies (10.74%)
3i Group PLC	213,000	3,977,780
Chrysalis Investments, Ltd.(c)	362,000	1,245,470
Eurazeo SE	15,100	1,415,385
FS KKR Capital Corp.	84,500	1,855,620
Investor AB, B Shares	126,000	2,907,317
Mutares SE & Co. KGaA	24,266	653,601
		12,055,173

Private Equity (14.31%)
Altamir	38,500	1,091,289
Blackstone, Inc.	41,800	5,785,956
Brederode SA	33,180	4,677,035
Clairvest Group, Inc.	12,700	611,552
Draper Esprit PLC(c)	41,200	543,673
Ratos AB, B Shares	262,000	1,508,390
SuRo Capital Corp.	128,011	1,835,678
		16,053,573

Real Estate (1.95%)
Brookfield Asset Management,
Inc., Class A	36,300	2,192,157

TOTAL FINANCIALS		55,562,393

See Notes to Financial Statements.

131 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
Industrials (1.60%)
Miscellaneous Manufacturers (1.60%)
Danaher Corp.	5,750	$1,792,678

TOTAL INDUSTRIALS		1,792,678

Technology (3.95%)
Electronics (1.01%)
Lagercrantz Group AB, B Shares	85,000	1,138,216

Software (2.94%)
Constellation Software, Inc.	1,030	1,810,149
Fidelity National Information Services, Inc.	13,400	1,483,916
		3,294,065

TOTAL TECHNOLOGY		4,432,281

Utilities (1.54%)
Electric (1.54%)
Brookfield Infrastructure Partners LP	29,500	1,735,485

TOTAL UTILITIES		1,735,485

TOTAL COMMON STOCKS
(Cost $57,448,839)		87,141,798

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (2.79%)
Money Market Fund (2.79%)
State Street Institutional Treasury Plus Money Market Fund	0.010%	3,128,390	3,128,390

TOTAL MONEY MARKET FUND			3,128,390

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,128,390)			3,128,390

TOTAL INVESTMENTS (99.75%)
(Cost $73,288,064)			$111,923,314

Other Assets In Excess Of Liabilities (0.25%)			278,730

NET ASSETS (100.00%)			$112,202,044
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2021, the aggregate market value of those securities was $1,066,477, representing 0.95% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of October 31, 2021 the aggregate market value of those securities was 1,066,477 representing 0.95% of net assets.
(c)	Non-Income Producing Security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

132 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund

Statement of Assets and Liabilities	October 31, 2021

ASSETS
Investments, at value	$111,923,314
Foreign currency, at value (Cost $12,470)	12,470
Receivable for investments sold	62
Receivable for shares sold	23,865
Dividends receivable	458,809
Prepaid expenses and other assets	11,212
Total Assets	112,429,732
LIABILITIES
Payable for shares redeemed	28,588
Investment advisory fees payable	77,984
Administration and transfer agency fees payable	25,008
Distribution and services fees payable	30,792
Trustees’ fees and expenses payable	1,070
Professional fees payable	30,987
Custody fees payable	17,720
Accrued expenses and other liabilities	15,539
Total Liabilities	227,688
NET ASSETS	$112,202,044
NET ASSETS CONSIST OF
Paid-in capital	$66,055,947
Total distributable earnings	46,146,097
NET ASSETS	$112,202,044
INVESTMENTS, AT COST	$73,288,064
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.39
Net Assets	$20,967,272
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,234,115
Class A:
Net Asset Value, offering and redemption price per share	$9.35
Net Assets	$4,188,417
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	448,195
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$9.89
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.59
Net Assets	$10,883,003
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,267,565
Class I:
Net Asset Value, offering and redemption price per share	$9.61
Net Assets	$69,176,035
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	7,195,944
Class R:
Net Asset Value, offering and redemption price per share	$7.50
Net Assets	$6,987,317
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	931,321

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

133 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund

Statement of Operations	For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$1,635,383
Foreign taxes withheld on dividends	(79,658)
Total Investment Income	1,555,725

EXPENSES
Investment advisory fees	888,320
Administrative fees	104,284
Transfer agency fees	91,229
Distribution and service fees
Investor Class	65,027
Class A	11,228
Class C	104,881
Class R	32,270
Professional fees	31,958
Reports to shareholders and printing fees	13,109
State registration fees	68,369
Insurance fees	1,193
Custody fees	19,829
Trustees’ fees and expenses	5,450
Miscellaneous expenses	16,791
Total Expenses	1,453,938
Net Investment Income	101,787
Net realized gain on investments	14,195,799
Net realized loss on foreign currency transactions	(8,046)
Net Realized Gain	14,187,753
Net change in unrealized appreciation on investments	27,437,445
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,357
Net Change in Unrealized Appreciation	27,438,802
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	41,626,555
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,728,342

See Notes to Financial Statements.

134 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)
OPERATIONS
Net investment income	$101,787	$1,283,746
Net realized gain	14,187,753	10,777,543
Net change in unrealized appreciation/(depreciation)	27,438,802	(22,128,678)
Net Increase/(Decrease) in Net Assets Resulting from Operations	41,728,342	(10,067,389)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(718,013)	(3,586,004)
Class A	(119,340)	(115,589)
Class C	(439,224)	(2,358,134)
Class I	(2,461,061)	(19,020,392)
Class R	(291,941)	(961,289)
Net Decrease in Net Assets from Distributions	(4,029,579)	(26,041,408)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	911,265	5,255,428
Class A	1,284,789	3,213,948
Class C	77,972	641,538
Class I	7,576,741	26,449,314
Class R	465,230	883,978
Dividends reinvested
Investor Class	569,108	2,760,858
Class A	83,596	79,919
Class C	367,738	1,803,296
Class I	2,258,632	15,657,972
Class R	291,941	959,137
Shares redeemed, net of redemption fees
Investor Class	(2,882,725)	(12,347,153)
Class A	(919,915)	(1,413,331)
Class C	(2,330,963)	(6,439,102)
Class I	(20,380,620)	(100,944,449)
Class R	(1,236,068)	(1,261,496)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(13,863,279)	(64,700,143)

Net increase/(decrease) in net assets	23,835,484	(100,808,940)

NET ASSETS
Beginning of year	88,366,560	189,175,500
End of year	$112,202,044	$88,366,560

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

See Notes to Financial Statements.

135 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(b)	For the Year Ended October 31, 2017
Net asset value, beginning of period	$6.47	$7.71	$6.79	$8.05	$6.29
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.00 (d)	0.06	0.12	0.06	0.12
Net realized and unrealized gain/(loss)	3.22	(0.23)	1.09	(0.37)	1.74
Total from investment operations	3.22	(0.17)	1.21	(0.31)	1.86
DISTRIBUTIONS:
From net investment income	–	(0.60)	(0.06)	(0.70)	(0.10)
From net realized gains	(0.30)	(0.47)	(0.23)	(0.25)	–
Total distributions	(0.30)	(1.07)	(0.28)	(0.95)	(0.10)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)
Net increase/(decrease) in net asset value	2.92	(1.24)	0.92	(1.26)	1.76
Net asset value, end of year	$9.39	$6.47	$7.71	$6.79	$8.05
TOTAL RETURN(e)	51.18%	(3.20)%	18.77%	(4.23)%	29.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$20,967	$15,580	$25,061	$35,775	$55,538
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.49%	1.47%	1.44%	1.40%	1.38%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.49%	1.47%	1.44%	1.40%	1.38%
Ratio of net investment income to average net assets(f)	0.01%	0.86%	1.71%	0.86%	1.63%
Portfolio turnover rate(g)	43%	41%	28%	29%	31%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Calculated using the average shares method.

(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

136 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$6.45	$7.67	$6.79	$7.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.00 (c)	0.04	0.20	0.01
Net realized and unrealized gain/(loss)	3.20	(0.20)	0.99	(0.45)
Total from investment operations	3.20	(0.16)	1.19	(0.44)

DISTRIBUTIONS:
From net investment income	–	(0.60)	(0.08)	–
From net realized gains	(0.30)	(0.47)	(0.23)	–
Total distributions	(0.30)	(1.07)	(0.31)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.01	–	–
Net increase/(decrease) in net asset value	2.90	(1.22)	0.88	(0.44)
Net asset value, end of year	$9.35	$6.45	$7.67	$6.79
TOTAL RETURN(d)	51.02%	(2.92)%	18.64%	(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,188	$2,544	$790	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.47%	1.51%	1.48%	1.48	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.47%	1.51%	1.48%	1.48	%(f)
Ratio of net investment income to average net assets(e)	0.05%	0.62%	2.74%	0.37	%(f)
Portfolio turnover rate(g)	43%	41%	28%	29%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

137 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net asset value, beginning of period	$5.98	$7.25	$6.41	$7.66	$6.04
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.06)	0.01	0.06	0.01	0.06
Net realized and unrealized gain/(loss)	2.97	(0.22)	1.03	(0.34)	1.65
Total from investment operations	2.91	(0.21)	1.09	(0.33)	1.71
DISTRIBUTIONS:
From net investment income	–	(0.59)	(0.02)	(0.67)	(0.09)
From net realized gains	(0.30)	(0.47)	(0.23)	(0.25)	–
Total distributions	(0.30)	(1.06)	(0.25)	(0.92)	(0.09)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (c)	0.00 (c)	–	0.00 (c)
Net increase/(decrease) in net asset value	2.61	(1.27)	0.84	(1.25)	1.62
Net asset value, end of year	$8.59	$5.98	$7.25	$6.41	$7.66
TOTAL RETURN(d)	50.14%	(4.01)%	17.83%	(4.88)%	28.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,883	$9,061	$16,256	$18,847	$18,981
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.20%	2.22%	2.16%	2.12%	2.13%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.20%	2.22%	2.16%	2.12%	2.13%
Ratio of net investment income/(loss) to average net assets(e)	(0.73)%	0.12%	0.86%	0.15%	0.83%
Portfolio turnover rate(f)	43%	41%	28%	29%	31%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

138 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net asset value, beginning of period	$6.61	$7.84	$6.92	$8.18	$6.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.02	0.07	0.13	0.09	0.13
Net realized and unrealized gain/(loss)	3.28	(0.23)	1.10	(0.37)	1.76
Total from investment operations	3.30	(0.16)	1.23	(0.28)	1.89
DISTRIBUTIONS:
From net investment income	–	(0.60)	(0.08)	(0.73)	(0.10)
From net realized gains	(0.30)	(0.47)	(0.23)	(0.25)	–
Total distributions	(0.30)	(1.07)	(0.31)	(0.98)	(0.10)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	3.00	(1.23)	0.92	(1.26)	1.79
Net asset value, end of year	$9.61	$6.61	$7.84	$6.92	$8.18
TOTAL RETURN(d)	51.31%	(2.93)%	18.98%	(3.87)%	30.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$69,176	$55,950	$141,286	$174,034	$138,572
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.20%	1.22%	1.19%	1.15%	1.16%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.20%	1.22%	1.19%	1.15%	1.16%
Ratio of net investment income to average net assets(e)	0.29%	1.08%	1.80%	1.15%	1.85%
Portfolio turnover rate(f)	43%	41%	28%	29%	31%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

139 | October 31, 2021

ALPS | Red Rocks Global Opportunity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net asset value, beginning of period	$5.23	$6.45	$5.75	$6.97	$5.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.01)	0.03	0.09	0.04	0.09
Net realized and unrealized gain/(loss)	2.58	(0.18)	0.90	(0.30)	1.50
Total from investment operations	2.57	(0.15)	0.99	(0.26)	1.59
DISTRIBUTIONS:
From net investment income	–	(0.60)	(0.06)	(0.71)	(0.10)
From net realized gains	(0.30)	(0.47)	(0.23)	(0.25)	–
Total distributions	(0.30)	(1.07)	(0.29)	(0.96)	(0.10)
Net increase/(decrease) in net asset value	2.27	(1.22)	0.70	(1.22)	1.49
Net asset value, end of year	$7.50	$5.23	$6.45	$5.75	$6.97
TOTAL RETURN(c)	50.86%	(3.56)%	18.47%	(4.31)%	29.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,987	$5,231	$5,782	$4,684	$4,236
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.65%	1.68%	1.61%	1.57%	1.56%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.65%	1.68%	1.61%	1.57%	1.56%
Ratio of net investment income/(loss) to average net assets(d)	(0.17)%	0.61%	1.51%	0.70%	1.43%
Portfolio turnover rate(e)	43%	41%	28%	29%	31%

(a)	Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

140 | October 31, 2021

Clough China Fund

Management Commentary	October 31, 2021 (Unaudited)

The Clough China Fund (the “Fund”) had a net return of 1.41% for Class I, compared to -8.01% for the broad based Morningstar China Index, the Fund’s benchmark, for the fiscal year ended on October 31, 2021. From an individual stock perspective, over the fiscal year Tesla Inc. (“Tesla”), Contemporary Amperex Technology Co Ltd. (“CATL”), Bilibili Inc. (“BILI”), Moderna Inc. (“Moderna”)and Wuxi Biologics Cayman Inc. (“Wuxi Bio”) were the top contributors to performance, while Alibaba Group Holding Ltd. (“Alibaba”), Tencent Holdings Ltd. (“Tencent”), Meituan Dianping Class B (“Meituan”), Baidu Inc. (“Baidu”) and JD.com Inc. (“JD”) were the top detractors from performance during the period.

This past fiscal year has been very volatile. As the economy has battled through the COVID pandemic, the Chinese government also cracked down on the internet sector leading to sharp declines in the sector. On the other hand, the government supported sectors of the economy like electric vehicles (“EVs”) which did very well. These trends are reflected in the top and bottom performers of the year.

Our top contributors for the year:

1.	Tesla is one of the biggest beneficiaries of the move towards EVs. China is key for Tesla both from a demand and supply standpoint. Currently, 25-30% of Tesla’s cars are sold in China and this market is key to Tesla’s success going forward. We believe China will be one of the biggest EV markets over the next few years and maintaining/growing market share here is extremely important. On the supply side, Tesla is rapidly scaling up its factory in Shanghai which is being used as an export hub in addition to producing cars which will be sold in China.

2.	CATL, like Tesla, is another beneficiary of the transition to EVs. It is one of the largest battery makers in the world today and, we think, is poised to benefit from the explosion in demand for batteries from both electric vehicles and other industries.

3.	BILI is an online social media and video platform (similar to Instagram) which is popular with the younger demographic in China. To the best of our knowledge, it is the only company to have been invested in by Alibaba, Tencent and Sony. The stock has performed well despite the crackdown on the internet sector.

4.	Moderna has been one of the leading vaccine innovators and was one of the first to develop a vaccine to combat the coronavirus, thereby helping global economies to reopen and recover.

5.	Wuxi Bio is a core position in the Fund. It has been a beneficiary of two long-term trends: 1) providing contract research organization facilities for the growing domestic Chinese drug development industry and 2) global pharmaceutical companies increasingly conducting drug trials in China.

Our top detractors for the year:

1.	Alibaba has been one of the hardest hit by the Chinese government’s regulation of the internet sector. It started with the unsuccessful attempt to conduct an initial public offering of the Ant Financial business but has since expanded to include the slowdown in their core e-commerce business as well. While the stock is cheap, it is unclear if and when the fundamentals of the business will turn.

2.	Tencent is China’s largest gaming and social networking platform and has historically been one of the Fund’s larger positions, as the company continued to deliver consistent revenue growth on the back of its dominant position as a gaming and social media giant. Tencent had a very strong pipeline of new games being released this year, and has been a beneficiary of its customers working from home. However, Tencent has also been caught up in the regulatory crackdown in the internet sector. While we continue to believe that Tencent remains very well positioned within the sector, the stock will not likely perform until there is clarity on further regulation in the space.

3.	Like Tencent, Meituan, a web-based shopping platform for consumer products and retail services, is also well positioned as the impact of new government regulation is limited and quantifiable (e.g., increased compensation for their delivery workers). However, for the stock to perform, there needs to be clarity on further regulation.

4.	Baidu’s core search business has slowed especially with the economic slowdown in China. However, it has strong intellectual property in autonomous vehicles that we believe is currently underappreciated by the market.

5.	JD is one of the most interesting stocks in China internet. Like others, it has been affected by the crackdown, but this has also presented the opportunity to gain market share from Alibaba, which could be very important for JD moving forward.

We think there is a tremendous opportunity for active investing in China right now. We believe the biggest companies in China in the next decade will be created in EVs, semiconductors, robotics and “hard tech”, while the indices are backward-looking and focused more on large internet companies and state-owned enterprises. Furthermore, if the trade tensions between the U.S. and China resolve, and if the pandemic subsides, there is some potential for Chinese markets to start to outperform the global markets again.

Anupam Bose, Portfolio Manager

Chuck Clough, Portfolio Manager

141 | October 31, 2021

Clough China Fund

Management Commentary	October 31, 2021 (Unaudited)

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Clough Capital Partners, LP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.
142 | October 31, 2021

Clough China Fund

Performance Update	October 31, 2021 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2021)

Comparison of change in value of a $100,000 investment over 10 years

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year[5]	3 Year	5 Year	10 Year	Since Inception[1]	Total Expense Ratio	What You Pay[2]
Class I (NAV)	1.41%	12.57%	7.83%	6.86%	9.82%	1.66%	1.35%
Investor 3 (NAV)	1.13%	12.26%	7.56%	6.55%	9.42%	1.89%	1.60%
Class A (NAV)	1.17%	12.25%	7.55%	6.54%	9.42%	1.82%	1.60%
Class A (MOP)	-4.39%	10.16%	6.33%	5.94%	9.03%
Class C (NAV)	0.43%	11.45%	6.76%	5.74%	8.61%	2.69%	2.35%
Class C (CDSC)	-0.53%	11.45%	6.76%	5.74%	8.61%
Morningstar China Index[4]	-8.01%	12.69%	10.46%	7.67%	10.46%
MSCI China NR USD	-9.21%	11.49%	10.23%	7.49%	10.03%

Performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Performance reflects the deduction of management fees and other applicable expenses and includes reinvested distributions and capital gains. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance shown does not include the redemption fee, which, if reflected, would reduce the performance quoted. For the most current month-end performance data please call 1.866.759.5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Contingent Deferred Sales Charge (CDSC) performance for Class C shares includes a 1.00% CDSC on Class C shares redeemed within 12 months of purchase. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had it been taken into account.

On January 15, 2010, the Old Mutual China Fund (the “Predecessor Fund”) was reorganized into the Clough China Fund (the “Fund”). The historical performance shown for periods prior to January 15, 2010 reflects the historical information for the Predecessor Fund. Clough Capital Partners L.P. did not serve as investment advisor or sub-advisor to the Predecessor Fund.

143 | October 31, 2021

Clough China Fund

Performance Update	October 31, 2021 (Unaudited)

Performance for Class A shares prior to June 12, 2018 reflects the historical performance of the respective Fund’s Investor Class shares, calculated using the fees and expenses of Class A shares.

[1]	Predecessor Fund Inception date of December 30, 2005.

[2]	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2022. Please see the prospectus dated February 28, 2021 for additional information.

[3]	Prior to December 1, 2017, Investor Class was known as Class A.

[4]	The Morningstar China Index measures the performance of China's equity markets targeting the top 97% of stocks by market capitalization. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. One may not invest directly in an index.

[5]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in China and Hong Kong involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

Top Ten Holdings (as a % of Net Assets) †

Tencent Holdings, Ltd.	11.54%
Alibaba Group Holding, Ltd.	9.39%
Contemporary Amperex Technology Co., Ltd.	6.66%
Tesla, Inc.	5.25%
BYD Co., Ltd.	4.42%
Postal Savings Bank of China Co., Ltd.	4.29%
Wuxi Biologics Cayman, Inc.	4.25%
Shenzhou International Group Holdings, Ltd.	2.97%
Sea, Ltd.	2.83%
Li Ning Co., Ltd.	2.83%
Top Ten Holdings	54.43%

†	Holdings are subject to change. Calculated as a percent of net assets. Exposure figures reported include the notional value of total return swaps and exclude cash and cash equivalents.

Sector Allocation^ (as a % of Net Assets)

^	Holdings are subject to change. Calculated as a percent of net assets. Exposure figures reported include the notional value of total return swaps.

144 | October 31, 2021

Clough China Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
COMMON STOCKS (84.69%)
Communications (12.91%)
Internet Media & Services (12.91%)
Baidu, Inc., Sponsored ADR(a)(b)	2,700	$438,048
Meituan, Class B(a)	2,100	71,460
Tencent Holdings, Ltd.	70,600	4,294,584
		4,804,092

TOTAL COMMUNICATIONS		4,804,092

Consumer Discretionary (34.53%)
Apparel & Textile Products (2.97%)
Shenzhou International Group Holdings, Ltd.	51,300	1,105,218

Automotive (10.16%)
BYD Co., Ltd., Class H	43,000	1,644,646
Great Wall Motor Co., Ltd., Class H	40,000	179,982
Tesla, Inc.(a)(b)	1,755	1,955,070
		3,779,698

E-Commerce Discretionary (14.72%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)(b)	21,191	3,495,244
Hong Kong Technology Venture Co., Ltd.	570,000	857,886
Pinduoduo, Inc., ADR(a)	800	71,136
Sea, Ltd., ADR(a)(b)	3,070	1,054,760
		5,479,026

Leisure Facilities & Services (1.46%)
Shangri-La Asia, Ltd.(a)	126,000	102,672
Yum China Holdings, Inc.	7,500	439,973
		542,645

Retail - Discretionary (5.22%)
ANTA Sports Products, Ltd.	33,000	511,293
China Yongda Automobiles Services Holdings, Ltd.	137,500	218,773
Giordano International, Ltd.	828,000	161,554
Li Ning Co., Ltd.	95,343	1,052,116
		1,943,736

TOTAL CONSUMER DISCRETIONARY		12,850,323

Financials (11.20%)
Banking (7.71%)
China Construction Bank Corp., Class H	751,080	511,171
China Merchants Bank Co., Ltd., Class H	91,000	762,593
	Shares	Value (Note 2)
Postal Savings Bank of China Co., Ltd., Class H	2,198,000	$1,597,492
		2,871,256

Institutional Financial Services (1.25%)
Hong Kong Exchanges and Clearing, Ltd.	7,700	463,861

Insurance (2.24%)
AIA Group, Ltd.	74,392	833,712

TOTAL FINANCIALS		4,168,829

Health Care (6.27%)
Health Care Facilities & Services (5.08%)
WuXi AppTec Co., Ltd., Class H	14,300	305,322
Wuxi Biologics Cayman, Inc.(a)	104,500	1,582,858
		1,888,180

Medical Equipment & Devices (1.19%)
Modern Dental Group, Ltd.	523,000	443,610

TOTAL HEALTH CARE		2,331,790

Industrials (7.67%)
Engineering & Construction (0.68%)
China State Construction International Holdings, Ltd.	248,000	254,093

Machinery (4.40%)
LK Technology Holdings, Ltd.	339,000	845,917
Techtronic Industries Co., Ltd.	38,500	790,992
		1,636,909

Transportation & Logistics (2.59%)
China Merchants Port Holdings Co., Ltd.	578,000	963,630

TOTAL INDUSTRIALS		2,854,632

Materials (2.06%)
Chemicals (0.56%)
Sinopec Shanghai Petrochemical Co., Ltd., Class H	892,000	208,135

Construction Materials (0.77%)
Anhui Conch Cement Co., Ltd., Class H	58,000	286,805

145 | October 31, 2021

Clough China Fund

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
Metals & Mining (0.73%)
Aluminum Corp. of China, Ltd., Class H(a)	451,000	$271,408

TOTAL MATERIALS		766,348

Real Estate (3.22%)
Real Estate Owners & Developers (2.27%)
China Overseas Grand Oceans Group, Ltd.	597,000	286,231
KWG Group Holdings, Ltd.	246,228	214,640
Wharf Real Estate Investment Co., Ltd.	61,000	344,544
		845,415

Real Estate Services (0.95%)
Country Garden Services Holdings Co., Ltd.	46,000	354,130

TOTAL REAL ESTATE		1,199,545

Technology (3.69%)
Technology Hardware (2.00%)
Silergy Corp.	4,500	743,423

Technology Services (1.69%)
Chinasoft International, Ltd.(a)	378,000	631,158

TOTAL TECHNOLOGY		1,374,581

Utilities (3.14%)
Electric Utilities (0.69%)
China Everbright International, Ltd.	372,000	255,547

Gas & Water Utilities (2.45%)
China Everbright Water, Ltd.	410,000	94,182
Hong Kong & China Gas Co., Ltd.	141,750	220,213
Kunlun Energy Co., Ltd.	282,000	256,840
Towngas China Co., Ltd.(a)	498,000	341,886
		913,121

TOTAL UTILITIES		1,168,668

TOTAL COMMON STOCKS
(Cost $25,528,754)		31,518,808
		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (12.93%)
Money Market Fund (12.93%)
Blackrock Liquidity Funds, T-Fund	0.010%	4,809,969	$4,809,969

TOTAL SHORT TERM INVESTMENTS
(Cost $4,809,969)			4,809,969

TOTAL INVESTMENTS (97.62%)
(Cost $30,338,723)			$36,328,777

Other Assets In Excess Of Liabilities (2.38%)(c)			886,907

NET ASSETS (100.00%)			$37,215,684

(a)	Non-Income Producing Security.

(b)	Security, or a portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $5,555,682.
(c)	Includes cash which is being held as collateral for total return swap contracts in the amount of $(71,771).

146 | October 31, 2021

Clough China Fund

Statement of Investments	October 31, 2021

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Appreciation
Morgan Stanley	Contemporary Amperex Technology Co., Ltd.	$1,600,502	1D FEDEF + 250 BPS	1/6/2022	$2,477,248	$876,746
Morgan Stanley	Shenzhen Inovance Technology Co., Ltd.	779,080	1D FEDEF + 250 BPS	1/6/2022	810,877	31,797
Morgan Stanley	Shenzhen Mindray Bio-Med Electronics Co., Ltd.	587,975	1D FEDEF + 250 BPS	1/6/2022	605,336	17,361
Morgan Stanley	Sungrow Power Supply Co., Ltd.	515,573	1D FEDEF + 250 BPS	1/6/2022	582,106	66,533
		$3,483,130			$4,475,567	$992,437

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Depreciation
Morgan Stanley	Estun	$187,298	1D FEDEF + 250 BPS	1/6/2022	$150,451	$(36,847)
Morgan Stanley	Goetrek, Inc.	686,721	1D FEDEF + 255 BPS	1/6/2022	685,830	(891)
Morgan Stanley	Kweichow Moutai Co., Ltd.	260,914	1D FEDEF + 250 BPS	1/6/2022	210,308	(50,606)
Morgan Stanley	Ping An Bank Co., Ltd.	415,317	1D FEDEF + 250 BPS	1/6/2022	335,802	(79,515)
Morgan Stanley	Sany Heavy Industry Co., Ltd.	179,421	1D FEDEF + 250 BPS	1/6/2022	133,828	(45,593)
Morgan Stanley	Wuliangye Yibin Co., Ltd.	296,376	1D FEDEF + 255 BPS	1/6/2022	253,751	(42,625)
Morgan Stanley	Zoomlion Heavy Industry Science & Tech, Ltd.	293,739	1D FEDEF + 255 BPS	1/6/2022	260,247	(33,492)
Morgan Stanley	Zoomlion Heavy Industry Science & Tech, Ltd.	361,318	1D FEDEF + 250 BPS	1/6/2022	239,002	(122,316)
		$2,681,104			$2,269,219	$(411,885)

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the Fund. For the short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate received by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate received by the Fund.

*	Payments made when swap contract closes.

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

147 | October 31, 2021

Clough China Fund

Statement of Assets and Liabilities	October 31, 2021

ASSETS
Investments, at value	$36,328,777
Foreign currency, at value (Cost $1)	1
Unrealized appreciation on total return swap contracts	992,437
Receivable for investments sold	429,016
Receivable for shares sold	1,069
Dividends receivable	32,713
Prepaid expenses and other assets	9,849
Total Assets	37,793,862
LIABILITIES
Payable for shares redeemed	1
collateral due to broker for total return swap contracts	71,771
Unrealized depreciation on total return swap contracts	411,885
Investment advisory fees payable	19,109
Administration and transfer agency fees payable	21,152
Distribution and services fees payable	3,104
Trustees' fees and expenses payable	436
Professional fees payable	26,451
Accrued expenses and other liabilities	24,269
Total Liabilities	578,178
NET ASSETS	$37,215,684
NET ASSETS CONSIST OF
Paid-in capital	$24,822,327
Total distributable earnings	12,393,357
NET ASSETS	$37,215,684
INVESTMENTS, AT COST	$30,338,723
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$24.33
Net Assets	$9,257,802
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	380,439
Class A:
Net Asset Value, offering and redemption price per share	$24.32
Net Assets	$1,538,463
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	63,255
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$25.74
Class C:
Net Asset Value, offering and redemption price per share(a)	$22.14
Net Assets	$903,112
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	40,793
Class I:
Net Asset Value, offering and redemption price per share	$25.29
Net Assets	$25,516,307
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,008,957

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

148 | October 31, 2021

Clough China Fund

Statement of Operations	For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$816,302
Foreign taxes withheld on dividends	(32,036)
Total Investment Income	784,266

EXPENSES
Investment advisory fees	444,871
Administrative fees	93,476
Transfer agency fees	28,335
Distribution and service fees
Investor Class	29,095
Class A	5,224
Class C	10,956
Professional fees	29,825
Reports to shareholders and printing fees	4,149
State registration fees	52,747
Insurance fees	530
Custody fees	18,255
Trustees' fees and expenses	2,334
Miscellaneous expenses	16,627
Total Expenses	736,424
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(21,792)
Class A	(3,022)
Class C	(2,175)
Class I	(63,719)
Net Expenses	645,716
Net Investment Income	138,550
Net realized gain on investments	5,345,323
Net realized gain on total return swap contracts	1,557,598
Net realized loss on foreign currency transactions	(13,731)
Net Realized Gain	6,889,190
Net change in unrealized depreciation on investments	(6,154,253)
Net change in unrealized depreciation on total return swap contracts	(262,328)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(220)
Net Change in Unrealized Depreciation	(6,416,801)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	472,389
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$610,939

See Notes to Financial Statements.

149 | October 31, 2021

Clough China Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
OPERATIONS
Net investment income/(loss)	$138,550	$(217,890)
Net realized gain	6,889,190	1,565,731
Net change in unrealized appreciation/(depreciation)	(6,416,801)	8,719,672
Net Increase in Net Assets Resulting from Operations	610,939	10,067,513

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(478,797)	(1,009,421)
Class A	(85,029)	(138,883)
Class C	(50,620)	(187,446)
Class I	(1,175,252)	(2,056,110)
Net Decrease in Net Assets from Distributions	(1,789,698)	(3,391,860)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	1,566,903	566,840
Class A	177,446	660,972
Class C	34,114	41,193
Class I	674,045	960,060
Dividends reinvested
Investor Class	293,923	566,209
Class A	35,673	74,412
Class C	45,912	107,944
Class I	1,131,783	1,967,974
Shares redeemed, net of redemption fees
Investor Class	(2,949,109)	(2,835,340)
Class A	(681,517)	(354,229)
Class C	(265,685)	(1,207,676)
Class I	(2,119,913)	(2,972,486)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(2,056,425)	(2,424,127)

Net increase/(decrease) in net assets	(3,235,184)	4,251,526

NET ASSETS
Beginning of year	40,450,868	36,199,342
End of year	$37,215,684	$40,450,868

See Notes to Financial Statements.

150 | October 31, 2021

Clough China Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017
Net asset value, beginning of period	$25.09	$20.96		$21.36	$27.22	$21.07
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.04	(0.16)		0.13	(0.08)	0.08
Net realized and unrealized gain/(loss)	0.33	6.30		1.16	(5.71)	6.09
Total from investment operations	0.37	6.14		1.29	(5.79)	6.17
DISTRIBUTIONS:
From net investment income	(0.22)	(0.38)		–	(0.07)	(0.02)
From net realized gains	(0.91)	(1.63)		(1.69)	–	–
Total distributions	(1.13)	(2.01)		(1.69)	(0.07)	(0.02)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.00	(c)	–	0.00 (c)	–
Net increase/(decrease) in net asset value	(0.76)	4.13		(0.40)	(5.86)	6.15
Net asset value, end of year	$24.33	$25.09		$20.96	$21.36	$27.22
TOTAL RETURN(d)	1.13%	31.24%		6.61%	(21.32)%	29.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,258	$10,626		$10,633	$11,879	$17,523
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.79%	2.16%		2.23%	2.10%	2.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%	1.87	%(e)	1.95%	1.95%	1.95%
Ratio of net investment income/(loss) to average net assets	0.16%	(0.74)%		0.61%	(0.30)%	0.34%
Portfolio turnover rate(f)	114%	120%		344%	131%	71%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Effective August 18, 2020, the net expense limitation agreement changed from 1.95% to 1.60%. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

151 | October 31, 2021

Clough China Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$25.07	$20.95		$21.36	$29.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.04	(0.17)		0.56	0.14
Net realized and unrealized gain/(loss)	0.34	6.30		0.72	(8.73)
Total from investment operations	0.38	6.13		1.28	(8.59)

DISTRIBUTIONS:
From net investment income	(0.22)	(0.38)		–	–
From net realized gains	(0.91)	(1.63)		(1.69)	–
Total distributions	(1.13)	(2.01)		(1.69)	–

Net increase/(decrease) in net asset value	(0.75)	4.12		(0.41)	(8.59)
Net asset value, end of year	$24.32	$25.07		$20.95	$21.36
TOTAL RETURN(c)	1.17%	31.20%		6.56%	(28.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,538	$2,044		$1,404	$7
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.74%	2.09%		2.22%	2.22	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%	1.85	%(e)	1.95%	1.95	%(d)
Ratio of net investment income/(loss) to average net assets	0.15%	(0.77)%		2.68%	1.47	%(d)
Portfolio turnover rate(f)	114%	120%		344%	131%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Effective August 18, 2020, the net expense limitation agreement changed from 1.95% to 1.60%. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

152 | October 31, 2021

Clough China Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net asset value, beginning of period	$23.05	$19.52		$20.14	$25.80	$20.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.17)	(0.29)		(0.14)	(0.28)	(0.12	)(b)
Net realized and unrealized gain/(loss)	0.36	5.80		1.21	(5.38)	5.82
Total from investment operations	0.19	5.51		1.07	(5.66)	5.70
DISTRIBUTIONS:
From net investment income	(0.19)	(0.35)		–	–	–
From net realized gains	(0.91)	(1.63)		(1.69)	–	–
Total distributions	(1.10)	(1.98)		(1.69)	–	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00	(c)	–	–	0.00	(c)
Net increase/(decrease) in net asset value	(0.91)	3.53		(0.62)	(5.66)	5.70
Net asset value, end of year	$22.14	$23.05		$19.52	$20.14	$25.80
TOTAL RETURN(d)	0.43%	30.22%		5.85%	(21.94)%	28.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$903	$1,113		$1,968	$4,245	$6,610
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.55%	2.96%		2.98%	2.85%	2.85%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.35%	2.65	%(e)	2.70%	2.70%	2.70%
Ratio of net investment loss to average net assets	(0.66)%	(1.49)%		(0.69)%	(1.07)%	(0.54)%
Portfolio turnover rate(f)	114%	120%		344%	131%	71%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Effective August 18, 2020, the net expense limitation agreement changed from 2.70% to 2.35%. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

153 | October 31, 2021

Clough China Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Net asset value, beginning of period	$25.98	$21.59		$21.90	$27.92	$21.60
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.12	(0.10)		0.20	(0.05)	0.15
Net realized and unrealized gain/(loss)	0.33	6.51		1.18	(5.83)	6.23
Total from investment operations	0.45	6.41		1.38	(5.88)	6.38
DISTRIBUTIONS:
From net investment income	(0.23)	(0.39)		–	(0.14)	(0.06)
From net realized gains	(0.91)	(1.63)		(1.69)	–	–
Total distributions	(1.14)	(2.02)		(1.69)	(0.14)	(0.06)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–		–	–	0.00 (b)
Net increase/(decrease) in net asset value	(0.69)	4.39		(0.31)	(6.02)	6.32
Net asset value, end of year	$25.29	$25.98		$21.59	$21.90	$27.92
TOTAL RETURN(c)	1.41%	31.60%		6.87%	(21.17)%	29.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$25,516	$26,668		$22,195	$21,655	$35,191
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.56%	1.93%		1.99%	1.86%	1.83%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.35%	1.62	%(d)	1.70%	1.70%	1.70%
Ratio of net investment income/(loss) to average net assets	0.42%	(0.46)%		0.93%	(0.17)%	0.61%
Portfolio turnover rate(e)	114%	120%		344%	131%	71%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective August 18, 2020, the net expense limitation agreement changed from 1.70% to 1.35%. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

154 | October 31, 2021

RiverFront Global Allocation Series

Management Commentary	October 31, 2021 (Unaudited)

Year in Review (November 2020 – October 2021):

The fiscal year from 11/01/2020 to 10/31/2021 was a year of recovery for the global equity markets. Early into the first month of the year, the release of COVID-19 vaccines caused a global equity rally, led by value stocks. Both developed international equities and emerging international equities outperformed US equities during this rally but began to lose their momentum halfway through February 2021. Emerging markets, specifically, saw a large draw down from mid-February through March; this drawdown was caused in large part due to concerns surrounding China’s growth prospects. These concerns, amplified by political questions surrounding China, would continue to affect performance in the fiscal year, with Emerging markets posting negative performance from June through the end of October.

In the developed world, the United States was able to outperform developed international on an annual basis (S&P 500 for US markets and MSCI EAFE for developed international). While US value stocks led the first half of the fiscal year, US growth stocks began an uptrend in March that eventually surpassed value and led the way for broad US. For developed international stocks, the value rotation slowed, but never stopped, with growth stock pacing the broad developed international market throughout the fiscal year.

Outlook:

While Riverfront understands and partially shares the worries surrounding rising debt and inflation that contributed to a flat to negative global stock market in the third calendar quarter, we believe that stocks and commodities will remain the highest performing asset classes. These assets provide more potential for capital appreciation to offset inflation and higher taxes than ‘stable assets’ like cash, CDs, and bonds.

Within the RiverFront sub-advised ETF building blocks to the mutual funds:

In the US, RiverFront prefers to play the equity markets using a barbell approach to growth and value. We favor growth, mega-cap stocks, specifically those that lean towards software and services, while also selectively investing in more cyclical, value stocks. This approach allows our portfolios to have proper exposures to both sides of the growth versus value trade, while not overexposing us to low-quality, value names or telecommunication stocks, which we believe at the aggregate are over-valued.

Internationally, RiverFront believes that the potential for a reacceleration in global growth lends itself to value investing. However, we believe that this excludes developed international energy stocks. It is our view that these stocks are less positioned to take advantage of high oil prices than their US or emerging counterparts. From a country standpoint, RiverFront prefers the United Kingdom, France, Germany, and Japan, with a partially hedged position in yen and euro denominated assets. In Emerging markets, RiverFront’s highest conviction is an underweight to China. We believe that the communist party’s recent actions have signaled an aversion to free market economics that we believe are required to be a viable investment. As such, Riverfront has allocated capital away from Chinese equites toward South Korea and Saudi Arabian energy equities.

On the currency front, we view the yen and euro as slightly overvalued.

TTM Attribution

RiverFront Asset Allocation Moderate

The top themes that contributed to and detracted from performance over the last twelve months are listed below:

Contributors:

●	Overweight allocation to US equities
●	Underweight allocation to core fixed income
●	Selection within broad fixed income

Detractors:

●	Selection within US equities
●	Overweight allocation to high yield bonds
●	Overweight allocation to cash

RiverFront Asset Allocation Growth and Income

The top themes that contributed to and detracted from performance over the last twelve months are listed below:

Contributors:

●	Overweight allocation to US equities
●	Underweight allocation to core fixed income
●	Selection within broad fixed income

Detractors:

●	Selection within US equities
●	Overweight allocation to high yield bonds
●	Selection within international equities

RiverFront Asset Allocation Aggressive

The top themes that contributed to and detracted from performance over the last twelve months are listed below:

Contributors:

●	None at the asset class level

Detractors:

●	Selection within developed international equities
●	Selection within emerging market equities
●	Overweight allocation to cash

Scott Hays, CFA

Senior Portfolio Manager

155 | October 31, 2021

RiverFront Global Allocation Series

Management Commentary	October 31, 2021 (Unaudited)

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc. and ALPS Advisors Inc. are affiliated.

156 | October 31, 2021

RiverFront Asset Allocation Aggressive

Performance Update	October 31, 2021 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2021)
Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception.

Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	32.58%	11.55%	9.56%	8.30%	9.05%	1.15%	1.15%
Class A (NAV)	32.59%	11.54%	9.56%	8.30%	9.04%	1.15%	1.15%
Class A (MOP)	25.33%	9.47%	8.33%	7.69%	8.57%
Class C (NAV)	31.58%	10.72%	8.76%	7.51%	8.25%	1.90%	1.90%
Class C (CDSC)	30.58%	10.72%	8.76%	7.51%	8.25%
Class I (NAV)	32.90%	11.84%	9.85%	8.57%	9.32%	0.90%	0.90%
Investor II (NAV)	32.62%	11.55%	9.55%	8.29%	9.03%	1.15%	1.15%
Class L1 (NAV)	32.98%	11.84%	9.85%	8.58%	9.32%	0.90%	0.90%
Morningstar Global Markets Index[2]	37.43%	17.15%	14.48%	11.31%	12.42%
S&P 500® Total Return Index[3]	42.91%	21.48%	18.93%	16.21%	15.34%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

157 | October 31, 2021

RiverFront Asset Allocation Aggressive

Performance Update	October 31, 2021 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

The Investor Class, Class A, Class C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor II Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.

[2]	The Morningstar Global Market Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[3]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of October 28, 2008 for Investor Class II and Class L; Fund Inception date September 27, 2010 for Investor Class and Classes C and I; Fund Inception date June 12, 2018 for Class A.

*	What You Pay reflects Acquired Fund Fees and Expenses of 0.65%. Please see the prospectus dated February 28, 2021 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	31.42%
RiverFront Dynamic US Flex-Cap ETF	30.11%
First Trust RiverFront Dynamic Developed International ETF	19.09%
First Trust RiverFront Dynamic Emerging Markets ETF	9.91%
First Trust RiverFront Dynamic Europe ETF	6.52%
Top Ten Holdings	97.05%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

158 | October 31, 2021

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2021 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2021)
Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	23.40%	9.71%	8.45%	7.57%	7.42%	1.10%	1.10%
Class A (NAV)	23.34%	9.71%	8.44%	7.56%	7.42%
Class A (MOP)	16.55%	7.66%	7.22%	6.96%	6.88%	1.10%	1.10%
Class C (NAV)	22.44%	8.89%	7.64%	6.76%	6.61%
Class C (CDSC)	21.44%	8.89%	7.64%	6.76%	6.61%	1.85%	1.85%
Class I (NAV)	23.79%	10.01%	8.73%	7.84%	7.69%	0.85%	0.85%
Morningstar Global Markets Index[1]	37.43%	17.15%	14.48%	11.31%	10.76%
Bloomberg Barclays US Aggregate Bond Index[2]	-0.48%	5.63%	3.10%	3.00%	3.29%
70% Morningstar Global Markets Index / 30% Bloomberg Barclays US Aggregate Bond[1,2]	25.04%	13.97%	11.21%	8.96%	8.71%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

159 | October 31, 2021

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2021 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The Morningstar Global Market Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	What You Pay reflects Acquired Fund Fees and Expenses of 0.60%. Please see the prospectus dated February 28, 2021 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Dividend Advantage ETF	31.44%
RiverFront Dynamic Core Income ETF	23.23%
First Trust RiverFront Dynamic Developed International ETF	22.28%
RiverFront Dynamic US Flex-Cap ETF	11.78%
First Trust RiverFront Dynamic Emerging Markets ETF	6.52%
Riverfront Strategic Income Fund	3.26%
Top Ten Holdings	98.52%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

160 | October 31, 2021

RiverFront Asset Allocation Moderate

Performance Update	October 31, 2021 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2021)
Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2021)

	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	17.89%	9.08%	7.61%	6.64%	6.47%	1.02%	1.02%
Class A (NAV)	17.91%	9.12%	7.62%	6.65%	6.47%	1.02%	1.02%
Class A (MOP)	11.43%	7.09%	6.41%	6.05%	5.94%
Class C (NAV)	17.02%	8.30%	6.82%	5.84%	5.68%	1.77%	1.77%
Class C (CDSC)	16.02%	8.30%	6.82%	5.84%	5.68%
Class I (NAV)	18.14%	9.37%	7.89%	6.91%	6.73%	0.77%	0.77%
S&P 500® Total Return Index[1]	42.91%	21.48%	18.93%	16.21%	15.65%
Bloomberg Barclays US Aggregate Bond Index[2]	-0.48%	5.63%	3.10%	3.00%	3.29%
Morningstar Developed Markets ex-North America Index[3]	34.03%	11.77%	9.93%	7.64%	7.09%
10% Mstar Developed ex-NA / 40% S&P 500 / 50%Bbg Barclay US Agg[1,2,3]	18.88%	12.84%	10.22%	8.85%	8.76%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

161 | October 31, 2021

RiverFront Asset Allocation Moderate

Performance Update	October 31, 2021 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[3]	The Morningstar Developed Markets ex-North America Index measures the performance of companies in developed markets ex-North America. It covers approximately 97% of the full market capitalization in the Developed Markets ex-North America. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.

*	What You Pay reflects Acquired Fund Fees and Expenses of 0.52%. Please see the prospectus dated February 28, 2021 for additional information.

#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic Core Income ETF	43.22%
RiverFront Dynamic US Dividend Advantage ETF	34.63%
First Trust RiverFront Dynamic Developed International ETF	11.78%
RiverFront Dynamic US Flex-Cap ETF	5.92%
Riverfront Strategic Income Fund	3.16%
Top Ten Holdings	98.71%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

162 | October 31, 2021

RiverFront Asset Allocation Aggressive

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (97.05%)
Equity (97.05%)
First Trust RiverFront Dynamic Developed International ETF(a)	72,601	$5,296,243
First Trust RiverFront Dynamic Emerging Markets ETF(a)	41,016	2,749,303
First Trust RiverFront Dynamic Europe ETF(a)	23,548	1,808,056
RiverFront Dynamic US Dividend Advantage ETF(a)	191,898	8,718,041
RiverFront Dynamic US Flex-Cap ETF(a)	178,087	8,353,954
		26,925,597
TOTAL EXCHANGE TRADED FUNDS
(Cost $19,922,292)		26,925,597

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (3.00%)
Money Market Fund (3.00%)
State Street Institutional Treasury Plus Money Market Fund	0.010%	834,056	834,056
TOTAL MONEY MARKET FUND			834,056

TOTAL SHORT-TERM INVESTMENTS
(Cost $834,056)			834,056

TOTAL INVESTMENTS (100.05%)
(Cost $20,714,771)			$27,759,653

Liabilities In Excess Of Other Assets (-0.05%)			(14,699)
NET ASSETS (100.00%)			$27,744,954

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

163 | October 31, 2021

RiverFront Asset Allocation Growth & Income

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.52%)
Debt (26.49%)
RiverFront Dynamic Core Income ETF(a)	588,706	$14,918,870
Riverfront Strategic Income Fund(a)	84,929	2,096,048
		17,014,918
Equity (72.03%)
First Trust RiverFront Dynamic Developed International ETF(a)	196,159	14,309,799
First Trust RiverFront Dynamic Emerging Markets ETF(a)	62,494	4,188,973
RiverFront Dynamic US Dividend Advantage ETF(a)	444,407	20,189,676
RiverFront Dynamic US Flex-Cap ETF(a)	161,273	7,565,220
		46,253,668
TOTAL EXCHANGE TRADED FUNDS
(Cost $49,730,187)		63,268,586

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.53%)
Money Market Fund (1.53%)
State Street Institutional Treasury Plus Money Market Fund	0.010%	981,362	981,362
TOTAL MONEY MARKET FUND			981,362

TOTAL SHORT-TERM INVESTMENTS
(Cost $981,362)			981,362

TOTAL INVESTMENTS (100.05%)
(Cost $50,672,417)			$64,249,948

Liabilities In Excess Of Other Assets (-0.05%)			(35,212)

NET ASSETS (100.00%)			$64,214,736

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

164 | October 31, 2021

RiverFront Asset Allocation Moderate

Statement of Investments	October 31, 2021

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.71%)
Debt (46.38%)
RiverFront Dynamic Core Income ETF(a)	832,985	$21,109,339
Riverfront Strategic Income Fund(a)	62,528	1,543,191
		22,652,530
Equity (52.33%)
First Trust RiverFront Dynamic Developed International ETF(a)	78,887	5,754,807
RiverFront Dynamic US Dividend Advantage ETF(a)	372,353	16,916,220
RiverFront Dynamic US Flex-Cap ETF(a)	61,619	2,890,510
		25,561,537
TOTAL EXCHANGE TRADED FUNDS
(Cost $39,886,791)		48,214,067

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.46%)
Money Market Fund (1.46%)
State Street Institutional Treasury Plus Money Market Fund	0.010%	713,426	713,426
TOTAL MONEY MARKET FUND			713,426

TOTAL SHORT-TERM INVESTMENTS
(Cost $713,426)			713,426

TOTAL INVESTMENTS (100.17%)
(Cost $40,600,109)			$48,927,493

Liabilities In Excess Of Other Assets (-0.17%)			(82,726)

NET ASSETS (100.00%)			$48,844,767

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

165 | October 31, 2021

RiverFront Global Allocation Series

Statements of Assets and Liabilities	October 31, 2021

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
ASSETS
Investments, at value	$834,056	$981,362	$713,426
Investments in affiliates, at value	26,925,597	63,268,586	48,214,067
Receivable for shares sold	–	36,171	–
Dividends and interest receivable	5	13	6
Total Assets	27,759,658	64,286,132	48,927,499
LIABILITIES
Payable for shares redeemed	205	32,475	48,538
Unitary administrative fees payable	11,356	26,719	20,505
Distribution and services fees payable	3,143	12,202	13,689
Total Liabilities	14,704	71,396	82,732
NET ASSETS	$27,744,954	$64,214,736	$48,844,767
NET ASSETS CONSIST OF
Paid-in capital	$23,603,218	$55,899,092	$40,517,079
Total distributable earnings	4,141,736	8,315,644	8,327,688
NET ASSETS	$27,744,954	$64,214,736	$48,844,767
INVESTMENTS, AT COST	$834,056	$981,362	$713,426
INVESTMENTS IN AFFILIATES, AT COST	$19,880,715	$49,691,055	$39,886,683

See Notes to Financial Statements.

166 | October 31, 2021

RiverFront Global Allocation Series

Statements of Assets and Liabilities (continued)	October 31, 2021

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$14.80	$14.45	$12.23
Net Assets	$1,828,120	$6,920,888	$4,275,290
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	123,503	478,991	349,546
Class A:
Net Asset Value, offering and redemption price per share	$14.68	$14.43	$12.22
Net Assets	$1,565,943	$6,139,120	$10,997,816
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	106,638	425,337	900,313
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$15.53	$15.27	$12.93
Class C:
Net Asset Value, offering and redemption price per share(a)	$13.73	$13.94	$12.04
Net Assets	$2,691,237	$11,048,575	$12,232,338
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	196,000	792,584	1,016,332
Class I:
Net Asset Value, offering and redemption price per share	$15.16	$14.40	$12.24
Net Assets	$3,255,992	$40,106,153	$21,339,323
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	214,785	2,785,898	1,743,600
Investor Class II:
Net Asset Value, offering and redemption price per share	$14.67	N/A	N/A
Net Assets	$880,778	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	60,029	N/A	N/A
Class L:
Net Asset Value, offering and redemption price per share	$15.13	N/A	N/A
Net Assets	$17,522,884	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,158,246	N/A	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

167 | October 31, 2021

RiverFront Global Allocation Series

Statements of Operations	For the Year Ended October 31, 2021

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
INVESTMENT INCOME
Dividends	$100	$198	$169
Dividends from affiliated securities	348,386	970,296	815,132
Total Investment Income	348,486	970,494	815,301

EXPENSES
Unitary administrative fees	65,919	157,329	123,002
Distribution and service fees
Investor Class	4,527	17,804	10,572
Class A	3,609	14,302	24,456
Class C	29,243	122,964	146,013
Investor Class II	2,213	–	–
Total Expenses	105,511	312,399	304,043
Net Expenses	105,511	312,399	304,043
Net Investment Income	242,975	658,095	511,258
Net realized gain on investments - affiliated securities	341,157	2,069,528	1,895,480
Net realized gain	341,157	2,069,528	1,895,480
Net change in unrealized appreciation on investments - affiliated securities	6,583,112	10,328,520	5,547,451
Net change in unrealized appreciation	6,583,112	10,328,520	5,547,451
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,924,269	12,398,048	7,442,931
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,167,244	$13,056,143	$7,954,189

See Notes to Financial Statements.

168 | October 31, 2021

RiverFront Asset Allocation Aggressive

Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
OPERATIONS
Net investment income	$242,975	$416,786
Net realized gain/(loss)	341,157	(1,857,082)
Net change in unrealized appreciation	6,583,112	842,445
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,167,244	(597,851)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(21,922)	(79,044)
Class A	(14,110)	(16,860)
Class C	(42,875)	(89,159)
Class I	(40,375)	(101,058)
Investor Class II	(11,166)	(24,038)
Class L	(191,732)	(358,372)
Net Decrease in Net Assets from Distributions	(322,180)	(668,531)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	97,098	27,937
Class A	664,052	414,965
Class C	181,363	112,219
Class I	219,854	475,259
Investor Class II	7,763	31,382
Class L	1,804,038	1,329,923
Dividends reinvested
Investor Class	21,114	76,357
Class A	14,110	16,860
Class C	42,795	88,963
Class I	38,987	99,066
Investor Class II	11,024	17,702
Class L	190,865	357,175
Shares redeemed
Investor Class	(654,855)	(1,877,602)
Class A	(434,099)	(199,699)
Class C	(1,494,435)	(1,664,423)
Class I	(787,434)	(4,411,082)
Investor Class II	(105,517)	(524,176)
Class L	(1,877,913)	(5,856,097)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(2,061,190)	(11,485,271)
Net increase/(decrease) in net assets	4,783,874	(12,751,653)
NET ASSETS
Beginning of year	22,961,080	35,712,733
End of year	$27,744,954	$22,961,080

See Notes to Financial Statements.

169 | October 31, 2021

RiverFront Asset Allocation Growth & Income

Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
OPERATIONS
Net investment income	$658,095	$1,044,927
Net realized gain/(loss)	2,069,528	(3,546,085)
Net change in unrealized appreciation	10,328,520	1,850,356
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,056,143	(650,802)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(72,153)	(134,202)
Class A	(57,142)	(67,887)
Class C	(64,156)	(213,573)
Class I	(464,644)	(767,779)
Dividends to shareholders from tax return of capital
Investor Class	(5,188)	–
Class A	(6,322)	–
Class C	(5,710)	–
Class I	(41,353)	–
Net Decrease in Net Assets from Distributions	(716,668)	(1,183,441)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	65,799	123,506
Class A	1,777,632	1,864,486
Class C	548,945	798,015
Class I	4,128,228	4,243,529
Dividends reinvested
Investor Class	74,189	129,440
Class A	62,714	67,753
Class C	69,066	211,358
Class I	498,442	755,180
Shares redeemed
Investor Class	(1,441,166)	(2,188,662)
Class A	(1,241,333)	(1,243,469)
Class C	(5,788,861)	(6,701,534)
Class I	(6,339,619)	(18,874,405)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(7,585,964)	(20,814,803)
Net increase/(decrease) in net assets	4,753,511	(22,649,046)
NET ASSETS
Beginning of year	59,461,225	82,110,271
End of year	$64,214,736	$59,461,225

See Notes to Financial Statements.

170 | October 31, 2021

RiverFront Asset Allocation Moderate

Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
OPERATIONS
Net investment income	$511,258	$691,629
Net realized gain/(loss)	1,895,480	(102,437)
Net change in unrealized appreciation	5,547,451	453,892
Net Increase in Net Assets Resulting from Operations	7,954,189	1,043,084
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class	(50,893)	(66,700)
Class A	(119,500)	(101,776)
Class C	(72,344)	(168,779)
Class I	(293,897)	(381,939)
Net Decrease in Net Assets from Distributions	(536,634)	(719,194)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	382,910	167,869
Class A	3,474,722	3,641,533
Class C	106,117	455,274
Class I	2,720,744	2,685,022
Dividends reinvested
Investor Class	50,673	66,302
Class A	118,413	100,652
Class C	68,445	162,523
Class I	277,578	365,144
Shares redeemed
Investor Class	(673,882)	(1,546,495)
Class A	(1,658,992)	(2,067,955)
Class C	(6,636,989)	(11,137,381)
Class I	(3,748,718)	(9,739,924)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(5,518,979)	(16,847,436)
Net increase/(decrease) in net assets	1,898,576	(16,523,546)
NET ASSETS
Beginning of year	46,946,191	63,469,737
End of year	$48,844,767	$46,946,191

See Notes to Financial Statements.

171 | October 31, 2021

RiverFront Asset Allocation Aggressive – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$11.31	$11.57	$14.59	$16.27		$13.54
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.12	0.17	0.17	0.25		0.16
Net realized and unrealized gain/(loss)	3.54	(0.19)	0.08	(1.27)		2.76
Total from investment operations	3.66	(0.02)	0.25	(1.02)		2.92
DISTRIBUTIONS:
From net investment income	(0.17)	(0.24)	(0.19)	(0.21)		(0.19)
From net realized gains	–	–	(3.08)	(0.45)		–
Total distributions	(0.17)	(0.24)	(3.27)	(0.66)		(0.19)
Net increase/(decrease) in net asset value	3.49	(0.26)	(3.02)	(1.68)		2.73
Net asset value, end of year	$14.80	$11.31	$11.57	$14.59		$16.27
TOTAL RETURN(d)	32.58%	(0.33)%	5.05%	(6.62)%		21.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,828	$1,862	$3,914	$4,491		$8,935
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.50%	0.93%		1.45%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.50%	0.75	%(e)	1.15%
Ratio of net investment income to average net assets	0.84%	1.47%	1.47%	1.56%		1.09%
Portfolio turnover rate(f)	5%	22%	18%	200%		60%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

(c)	Calculated using the average shares method.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

172 | October 31, 2021

RiverFront Asset Allocation Aggressive – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.22	$11.48	$14.51	$16.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.15	0.21	0.16
Net realized and unrealized gain/(loss)	3.52	(0.17)	0.03	(2.00)
Total from investment operations	3.63	(0.02)	0.24	(1.84)

DISTRIBUTIONS:
From net investment income	(0.17)	(0.24)	(0.19)	–
From net realized gains	–	–	(3.08)	–
Total distributions	(0.17)	(0.24)	(3.27)	–

Net increase/(decrease) in net asset value	3.46	(0.26)	(3.03)	(1.84)
Net asset value, end of year	$14.68	$11.22	$11.48	$14.51
TOTAL RETURN(b)	32.59%	(0.33)%	5.01%	(11.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,566	$989	$756	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	0.79%	1.38%	1.88%	2.66	%(c)
Portfolio turnover rate(d)	5%	22%	18%	200%

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

173 | October 31, 2021

RiverFront Asset Allocation Aggressive – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$10.57	$10.89	$14.01	$15.73		$13.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01	0.07	0.08	0.12		0.04
Net realized and unrealized gain/(loss)	3.30	(0.17)	0.05	(1.20)		2.68
Total from investment operations	3.31	(0.10)	0.13	(1.08)		2.72
DISTRIBUTIONS:
From net investment income	(0.15)	(0.22)	(0.17)	(0.19)		(0.17)
From net realized gains	–	–	(3.08)	(0.45)		–
Total distributions	(0.15)	(0.22)	(3.25)	(0.64)		(0.17)
Net increase/(decrease) in net asset value	3.16	(0.32)	(3.12)	(1.72)		2.55
Net asset value, end of year	$13.73	$10.57	$10.89	$14.01		$15.73
TOTAL RETURN(c)	31.58%	(1.04)%	4.23%	(7.24)%		20.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,691	$3,147	$4,758	$8,597		$10,408
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	1.25%	1.25%	1.63%		2.20%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%	1.25%	1.25%	1.47	%(d)	1.90%
Ratio of net investment income to average net assets	0.09%	0.69%	0.71%	0.80%		0.29%
Portfolio turnover rate(e)	5%	22%	18%	200%		60%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

174 | October 31, 2021

RiverFront Asset Allocation Aggressive – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$11.56	$11.79	$14.78	$16.43		$13.65
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.15	0.20	0.21	0.29		0.19
Net realized and unrealized gain/(loss)	3.62	(0.19)	0.07	(1.27)		2.78
Total from investment operations	3.77	0.01	0.28	(0.98)		2.97
DISTRIBUTIONS:
From net investment income	(0.17)	(0.24)	(0.19)	(0.22)		(0.19)
From net realized gains	–	–	(3.08)	(0.45)		–
Total distributions	(0.17)	(0.24)	(3.27)	(0.67)		(0.19)
Net increase/(decrease) in net asset value	3.60	(0.23)	(2.99)	(1.65)		2.78
Net asset value, end of year	$15.16	$11.56	$11.79	$14.78		$16.43
TOTAL RETURN(c)	32.90%	(0.02)%	5.29%	(6.33)%		22.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,256	$2,945	$7,003	$12,701		$13,873
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.25%	0.25%	0.62%		1.20%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.25%	0.25%	0.46	%(d)	0.90%
Ratio of net investment income to average net assets	1.08%	1.73%	1.77%	1.79%		1.29%
Portfolio turnover rate(e)	5%	22%	18%	200%		60%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

175 | October 31, 2021

RiverFront Asset Allocation Aggressive – Investor Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$11.21	$11.47	$14.50	$16.18		$13.47
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.11	0.16	0.18	0.25		0.15
Net realized and unrealized gain/(loss)	3.52	(0.18)	0.06	(1.27)		2.75
Total from investment operations	3.63	(0.02)	0.24	(1.02)		2.90
DISTRIBUTIONS:
From net investment income	(0.17)	(0.24)	(0.19)	(0.21)		(0.19)
From net realized gains	–	–	(3.08)	(0.45)		–
Total distributions	(0.17)	(0.24)	(3.27)	(0.66)		(0.19)
Net increase/(decrease) in net asset value	3.46	(0.26)	(3.03)	(1.68)		2.71
Net asset value, end of year	$14.67	$11.21	$11.47	$14.50		$16.18
TOTAL RETURN(d)	32.62%	(0.33)%	5.02%	(6.66)%		21.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$881	$741	$1,255	$2,043		$3,451
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.50%	0.91%		1.45%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.50%	0.74	%(e)	1.15%
Ratio of net investment income to average net assets	0.82%	1.41%	1.53%	1.58%		1.04%
Portfolio turnover rate(f)	5%	22%	18%	200%		60%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

(b)	Prior to December 1, 2017, Investor Class II was known as Investor Class.

(c)	Calculated using the average shares method.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

176 | October 31, 2021

RiverFront Asset Allocation Aggressive – Class L

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$11.53	$11.77	$14.76	$16.41		$13.63
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.15	0.19	0.21	0.30		0.19
Net realized and unrealized gain/(loss)	3.62	(0.19)	0.07	(1.28)		2.78
Total from investment operations	3.77	–	0.28	(0.98)		2.97
DISTRIBUTIONS:
From net investment income	(0.17)	(0.24)	(0.19)	(0.22)		(0.19)
From net realized gains	–	–	(3.08)	(0.45)		–
Total distributions	(0.17)	(0.24)	(3.27)	(0.67)		(0.19)
Net increase/(decrease) in net asset value	3.60	(0.24)	(2.99)	(1.65)		2.78
Net asset value, end of year	$15.13	$11.53	$11.77	$14.76		$16.41
TOTAL RETURN(c)	32.98%	(0.11)%	5.30%	(6.34)%		22.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$17,523	$13,277	$18,026	$19,449		$25,309
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.25%	0.25%	0.63%		1.20%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.25%	0.25%	0.47	%(d)	0.90%
Ratio of net investment income to average net assets	1.07%	1.68%	1.77%	1.82%		1.27%
Portfolio turnover rate(e)	5%	22%	18%	200%		60%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

(b)	Calculated using the average shares method.

(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

177 | October 31, 2021

RiverFront Asset Allocation Growth & Income – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$11.84	$12.02	$13.37	$14.48		$12.38
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.14	0.18	0.23	0.25		0.17
Net realized and unrealized gain/(loss)	2.62	(0.16)	0.41	(0.80)		2.09
Total from investment operations	2.76	0.02	0.64	(0.55)		2.26
DISTRIBUTIONS:
From net investment income	(0.14)	(0.20)	(0.21)	(0.24)		(0.16)
From net realized gains	–	–	(1.78)	(0.32)		–
Tax return of capital	(0.01)	–	–	–		–
Total distributions	(0.15)	(0.20)	(1.99)	(0.56)		(0.16)
Net increase/(decrease) in net asset value	2.61	(0.18)	(1.35)	(1.11)		2.10
Net asset value, end of year	$14.45	$11.84	$12.02	$13.37		$14.48
TOTAL RETURN(d)	23.40%	0.27%	6.71%	(4.03)%		18.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,921	$6,802	$8,864	$9,062		$19,123
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.50%	0.85%		1.37%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.50%	0.74	%(e)	1.15%
Ratio of net investment income to average net assets	1.04%	1.57%	1.91%	1.70%		1.24%
Portfolio turnover rate(f)	13%	33%	62%	224%		63%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.

(c)	Calculated using the average shares method.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

178 | October 31, 2021

RiverFront Asset Allocation Growth & Income – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.83	$12.01	$13.36	$14.70

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.18	0.25	0.15
Net realized and unrealized gain/(loss)	2.61	(0.16)	0.39	(1.34)
Total from investment operations	2.75	0.02	0.64	(1.19)

DISTRIBUTIONS:
From net investment income	(0.14)	(0.20)	(0.21)	(0.15)
From net realized gains	–	–	(1.78)	–
From tax return of capital	(0.01)	–	–	–
Total distributions	(0.15)	(0.20)	(1.99)	(0.15)

Net increase/(decrease) in net asset value	2.60	(0.18)	(1.35)	(1.34)
Net asset value, end of year	$14.43	$11.83	$12.01	$13.36
TOTAL RETURN(b)	23.34%	0.28%	6.78%	(8.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,139	$4,489	$3,839	$13
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	1.05%	1.52%	2.13%	2.65	%(c)
Portfolio turnover rate(d)	13%	33%	62%	224%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

179 | October 31, 2021

RiverFront Asset Allocation Growth & Income – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$11.45	$11.65	$13.03	$14.16		$12.15
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04	0.09	0.13	0.14		0.07
Net realized and unrealized gain/(loss)	2.52	(0.15)	0.40	(0.78)		2.05
Total from investment operations	2.56	(0.06)	0.53	(0.64)		2.12
DISTRIBUTIONS:
From net investment income	(0.06)	(0.14)	(0.13)	(0.17)		(0.11)
From net realized gains	–	–	(1.78)	(0.32)		–
Tax return of capital	(0.01)	–	–	–		–
Total distributions	(0.07)	(0.14)	(1.91)	(0.49)		(0.11)
Net increase/(decrease) in net asset value	2.49	(0.20)	(1.38)	(1.13)		2.01
Net asset value, end of year	$13.94	$11.45	$11.65	$13.03		$14.16
TOTAL RETURN(c)	22.44%	(0.44)%	5.91%	(4.74)%		17.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,049	$13,642	$19,798	$23,111		$26,514
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	1.25%	1.25%	1.57%		2.12%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%	1.25%	1.25%	1.47	%(d)	1.90%
Ratio of net investment income to average net assets	0.29%	0.82%	1.15%	1.01%		0.51%
Portfolio turnover rate(e)	13%	33%	62%	224%		63%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

180 | October 31, 2021

RiverFront Asset Allocation Growth & Income – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$11.79	$11.97	$13.31	$14.42		$12.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.18	0.22	0.26	0.29		0.20
Net realized and unrealized gain/(loss)	2.61	(0.18)	0.41	(0.82)		2.09
Total from investment operations	2.79	0.04	0.67	(0.53)		2.29
DISTRIBUTIONS:
From net investment income	(0.16)	(0.22)	(0.23)	(0.26)		(0.18)
From net realized gains	–	–	(1.78)	(0.32)		–
Tax return of capital	(0.02)	–	–	–		–
Total distributions	(0.18)	(0.22)	(2.01)	(0.58)		(0.18)
Net increase/(decrease) in net asset value	2.61	(0.18)	(1.34)	(1.11)		2.11
Net asset value, end of year	$14.40	$11.79	$11.97	$13.31		$14.42
TOTAL RETURN(c)	23.79%	0.46%	7.07%	(3.88)%		18.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$40,106	$34,529	$49,610	$51,749		$33,484
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.25%	0.25%	0.53%		1.12%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.25%	0.25%	0.44	%(d)	0.90%
Ratio of net investment income to average net assets	1.29%	1.83%	2.17%	2.04%		1.50%
Portfolio turnover rate(e)	13%	33%	62%	224%		63%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

181 | October 31, 2021

RiverFront Asset Allocation Moderate – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$10.50		$10.46	$11.54	$12.47		$11.22
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.14		0.15	0.21	0.22		0.18
Net realized and unrealized gain/(loss)	1.73		0.05	0.49	(0.36)		1.23
Total from investment operations	1.87		0.20	0.70	(0.14)		1.41
DISTRIBUTIONS:
From net investment income	(0.14)		(0.16)	(0.20)	(0.22)		(0.16)
From net realized gains	(0.00	)(d)	–	(1.58)	(0.57)		–
Total distributions	(0.14)		(0.16)	(1.78)	(0.79)		(0.16)
Net increase/(decrease) in net asset value	1.73		0.04	(1.08)	(0.93)		1.25
Net asset value, end of year	$12.23		$10.50	$10.46	$11.54		$12.47
TOTAL RETURN(e)	17.89%		1.95%	7.99%	(1.32)%		12.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,275		$3,883	$5,162	$8,244		$13,311
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%		0.50%	0.50%	0.84%		1.33%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%		0.50%	0.50%	0.74	%(f)	1.15%
Ratio of net investment income to average net assets	1.16%		1.46%	2.00%	1.78%		1.49%
Portfolio turnover rate(g)	16%		20%	41%	209%		56%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.

(c)	Calculated using the average shares method. (d) Less than $0.005 or ($0.005) per share.

(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

182 | October 31, 2021

RiverFront Asset Allocation Moderate – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.49		$10.45	$11.53	$12.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.15	0.20	0.11
Net realized and unrealized gain/(loss)	1.74		0.05	0.51	(0.74)
Total from investment operations	1.87		0.20	0.71	(0.63)

DISTRIBUTIONS:
From net investment income	(0.14)		(0.16)	(0.21)	(0.12)
From net realized gains	(0.00	)(b)	–	(1.58)	–
Total distributions	(0.14)		(0.16)	(1.79)	(0.12)

Net increase/(decrease) in net asset value	1.73		0.04	(1.08)	(0.75)
Net asset value, end of year	$12.22		$10.49	$10.45	$11.53
TOTAL RETURN(c)	17.91%		1.96%	8.07%	(5.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,998		$7,680	$5,933	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%		0.50%	0.50%	0.50	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%		0.50%	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	1.15%		1.43%	1.92%	2.44	%(d)
Portfolio turnover rate(e)	16%		20%	41%	209%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

183 | October 31, 2021

RiverFront Asset Allocation Moderate – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$10.34		$10.30	$11.39	$12.34		$11.12
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.05		0.07	0.13	0.12		0.08
Net realized and unrealized gain/(loss)	1.71		0.05	0.49	(0.36)		1.24
Total from investment operations	1.76		0.12	0.62	(0.24)		1.32
DISTRIBUTIONS:
From net investment income	(0.06)		(0.08)	(0.13)	(0.14)		(0.10)
From net realized gains	(0.00	)(c)	–	(1.58)	(0.57)		–
Total distributions	(0.06)		(0.08)	(1.71)	(0.71)		(0.10)
Net increase/(decrease) in net asset value	1.70		0.04	(1.09)	(0.95)		1.22
Net asset value, end of year	$12.04		$10.34	$10.30	$11.39		$12.34
TOTAL RETURN(d)	17.02%		1.21%	7.23%	(2.16)%		11.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$12,232		$16,353	$26,831	$40,792		$51,231
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%		1.25%	1.25%	1.56%		2.08%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%		1.25%	1.25%	1.47	%(e)	1.90%
Ratio of net investment income to average net assets	0.41%		0.72%	1.27%	1.03%		0.70%
Portfolio turnover rate(f)	16%		20%	41%	209%		56%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.

(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

184 | October 31, 2021

RiverFront Asset Allocation Moderate – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017
Net asset value, beginning of period	$10.51		$10.47	$11.54	$12.48		$11.21
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.16		0.18	0.23	0.25		0.20
Net realized and unrealized gain/(loss)	1.74		0.04	0.50	(0.37)		1.25
Total from investment operations	1.90		0.22	0.73	(0.12)		1.45
DISTRIBUTIONS:
From net investment income	(0.17)		(0.18)	(0.22)	(0.25)		(0.18)
From net realized gains	(0.00	)(c)	–	(1.58)	(0.57)		–
Total distributions	(0.17)		(0.18)	(1.80)	(0.82)		(0.18)
Net increase/(decrease) in net asset value	1.73		0.04	(1.07)	(0.94)		1.27
Net asset value, end of year	$12.24		$10.51	$10.47	$11.54		$12.48
TOTAL RETURN(d)	18.14%		2.19%	8.36%	(1.16)%		13.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$21,339		$19,030	$25,544	$28,228		$30,913
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%		0.25%	0.25%	0.56%		1.08%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%		0.25%	0.25%	0.47	%(e)	0.90%
Ratio of net investment income to average net assets	1.40%		1.71%	2.25%	2.02%		1.71%
Portfolio turnover rate(f)	16%		20%	41%	209%		56%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

185 | October 31, 2021

Notes to Financial Statements

October 31, 2021

1.  ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the following 11 funds: ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Global Opportunity Fund, Clough China Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, ALPS | Smith Total Return Bond Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund, and ALPS | Smith Credit Opportunities Fund (each, a “Fund” and collectively, the “Funds”). Prior to March 31, 2020, the ALPS | Red Rocks Global Opportunity Fund was known as the ALPS | Red Rocks Listed Private Equity Fund.

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. The ALPS | Red Rocks Global Opportunity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. The Clough China Fund seeks to provide investors with long-term capital appreciation. Effective February 28, 2018, the RiverFront Asset Allocation Aggressive seeks to achieve long-term capital appreciation, RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income, the RiverFront Asset Allocation Moderate has two primary investment objectives- it seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks, and (2) growth of capital. The ALPS | Smith Total Return Bond Fund capital seeks to obtain maximum total return, consistent with preservation of capital. The ALPS | Smith Short Duration Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The ALPS | Smith Balanced Opportunity Fund seeks long-term capital growth, consistent with presercation of capital and balanced by current income. The ALPS | Smith Credit Opportunities Fund seeks to obtain maximum risk-adjusted return with a secondary focus on high current income.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). All intercompany transactions have been eliminated upon consolidation. The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of October 31, 2021, net assets of the CoreCommodity Fund were $1,264,560,427 of which $269,606,210 or 21.32%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are considered investment companies under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

186 | October 31, 2021

Notes to Financial Statements

October 31, 2021

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Bonds may be purchased and held as odd lots. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The ALPS | Smith Total Return Bond Fund, the ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund, and ALPS | Smith Credit Opportunities Fund have odd lot pricing policies it employs to value odd lot securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

For ALPS | Kotak India Growth Fund, ALPS | Red Rocks Global Opportunity Fund, and Clough China Fund, who hold equity securities that are primarily traded on foreign securities exchanges, such securities are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Fair Value Committee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

187 | October 31, 2021

Notes to Financial Statements

October 31, 2021

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2021:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)
United States	$157,740,512	$103	$–	$157,740,615
Other	219,175,700	–	–	219,175,700
Master Limited Partnerships(a)	468,188	–	–	468,188
Government Bonds	–	760,394,569	–	760,394,569
Total	$377,384,400	$760,394,672	$–	$1,137,779,072
Other Financial Instruments
Assets
Futures Contracts	$9,014,992	$–	$–	$9,014,992
Total Return Swap Contracts	–	10	–	10
Liabilities
Futures Contracts	$(10,937,276)	$–	$–	$(10,937,276)
Total Return Swap Contracts	$–	$(275)	$–	$(275)
Total	$(1,922,284)	$(265)	$–	$(1,922,549)

188 | October 31, 2021

Notes to Financial Statements

October 31, 2021

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Communication Services	$215,039	$15,236,042	$–	$15,451,081
Consumer Discretionary	2,295,715	34,410,159	–	36,705,874
Consumer Staples	–	21,818,064	–	21,818,064
Energy	–	26,013,647	–	26,013,647
Financials	18,124,577	104,366,068	–	122,490,645
Health Care	3,495,514	24,545,626	–	28,041,140
Industrials	2,323,893	28,961,858	–	31,285,751
Information Technology	12,111,140	52,828,546	–	64,939,686
Materials	–	30,863,687	–	30,863,687
Real Estate	–	8,400,646	–	8,400,646
Utilities	–	3,468,836	–	3,468,836
Total	$38,565,878	$350,913,179	$–	$389,479,057

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Short Duration Bond Fund
Collateralized Mortgage Obligations	$–	$1,951,954	$–	$1,951,954
Commercial Mortgage-Backed Securities	–	1,007,108	–	1,007,108
Mortgage-Backed Securities	–	11,797,222	–	11,797,222
Corporate Bonds	–	416,552,405	–	416,552,405
Government Bonds	–	82,908,623	–	82,908,623
Municipal Bonds	–	963,293	–	963,293
Short Term Investments	594,676	–	–	594,676
Total	$594,676	$515,180,605	$–	$515,775,281

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Total Return Bond Fund
Collateralized Mortgage Obligations	$–	$127,528,645	$–	$127,528,645
Commercial Mortgage-Backed Securities	–	45,099,063	–	45,099,063
Mortgage-Backed Securities	–	100,867,620	–	100,867,620
Corporate Bonds	–	1,002,857,398	–	1,002,857,398
Government Bonds	–	476,975,431	–	476,975,431
Preferred Stock	20,400,841	–	–	20,400,841
Short Term Investments	4,746,609	–	–	4,746,609
Total	$25,147,450	$1,753,328,157	$–	$1,778,475,607

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Credit Opportunities Fund
Common Stocks(a)	$3,852,738	$–	$–	$3,852,738
Exchange Traded Funds	6,927,865	–	–	6,927,865
Collateralized Mortgage Obligations	–	717,354	–	717,354
Mortgage-Backed Securities	–	2,431,363	–	2,431,363
Corporate Bonds	–	266,509,083	–	266,509,083
Government Bonds	–	11,473,991	–	11,473,991
Preferred Stock	11,202,552	–	–	11,202,552
Short Term Investments	2,035,407	–	–	2,035,407
Total	$24,018,562	$281,131,791	$–	$305,150,353

189 | October 31, 2021

Notes to Financial Statements

October 31, 2021

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Balanced Opportunity Fund
Common Stocks(a)	$24,210,306	$–	$–	$24,210,306
Collateralized Mortgage Obligations	–	1,464,527	–	1,464,527
Commercial Mortgage-Backed Securities	–	22,726	–	22,726
Mortgage-Backed Securities	–	966,422	–	966,422
Corporate Bonds	–	5,893,528	–	5,893,528
Government Bonds	–	5,376,877	–	5,376,877
Preferred Stock	133,749	–	–	133,749
Short Term Investments	2,060,779	–	–	2,060,779
Total	$26,404,834	$13,724,080	$–	$40,128,914

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Global Opportunity Fund
Closed-End Funds	$10,670,987	$10,982,139	$–	$21,653,126
Common Stocks
Communications	9,279,842	–	–	9,279,842
Consumer, Cyclical	1,843,275	3,879,345	–	5,722,620
Consumer, Non-Cyclical	7,731,389	–	–	7,731,389
Diversified	–	885,110	–	885,110
Financials	31,189,043	24,373,350	–	55,562,393
Industrials	1,792,678	–	–	1,792,678
Technology	4,432,281	–	–	4,432,281
Utilities	1,735,485	–	–	1,735,485
Short-Term Investments	3,128,390	–	–	3,128,390
Total	$71,803,370	$40,119,944	$–	$111,923,314

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Clough China Fund
Common Stocks
Communications	$438,048	$4,366,044	$–	$4,804,092
Consumer Discretionary	6,678,882	6,171,441	–	12,850,323
Financials	–	4,168,829	–	4,168,829
Health Care	–	2,331,790	–	2,331,790
Industrials	–	2,854,632	–	2,854,632
Materials	–	766,348	–	766,348
Real Estate	–	1,199,545	–	1,199,545
Technology	–	1,374,581	–	1,374,581
Utilities	–	1,168,668	–	1,168,668
Short Term Investments	4,809,969	–	–	4,809,969
Total	$11,926,899	$24,401,878	$–	$36,328,777
Other Financial Instruments
Assets:
Total Return Swap Contracts	$–	$992,437	$–	$992,437
Liabilities:
Total Return Swap Contracts	–	(411,885)	–	(411,885)
Total	$–	$580,552	$–	$580,552

190 | October 31, 2021

Notes to Financial Statements

October 31, 2021

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Aggressive
Exchange Traded Funds	$26,925,597	$–	$–	$26,925,597
Short-Term Investments	834,056	–	–	834,056
Total	$27,759,653	$–	$–	$27,759,653

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth & Income
Exchange Traded Funds	$63,268,586	$–	$–	$63,268,586
Short-Term Investments	981,362	–	–	981,362
Total	$64,249,948	$–	$–	$64,249,948

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Moderate
Exchange Traded Funds	$48,214,067	$–	$–	$48,214,067
Short-Term Investments	713,426	–	–	713,426
Total	$48,927,493	$–	$–	$48,927,493

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments or Consolidated Statement of Investments.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund, except, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, ALPS | Smith Total Return Bond Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund, and ALPS | Smith Credit Opportunities Fund, normally pays dividends and distributes capital gains, if any, on an annual basis. RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate normally pay dividends, if any, on a quarterly basis and distribute capital gains annually. ALPS | Smith Total Return Bond Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund, and ALPS | Smith Credit Opportunities Fund declare and distribute dividends, if any, on a monthly basis and capital gains, if any, on at least an annual basis. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically

191 | October 31, 2021

Notes to Financial Statements

October 31, 2021

issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Cash Management Transactions: ALPS/ Kotak India Growth Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Fund to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statement of Assets and Liabilities under Cash and Foreign currency, at value.

As of October 31, 2021, the Fund has the following cash balances participating in the BBH CMS:

Fund

ALPS/ Kotak India Growth Fund $11,657,040

As of October 31, 2021, the Fund did not have any foreign cash balances participating in the BBH CMS.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not

192 | October 31, 2021

Notes to Financial Statements

October 31, 2021

perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Treasury Inflation Protected-Securities (“TIPS”): The Funds may invest in TIPS, including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Master Limited Partnerships: Certain Funds may invest in MLPs, which are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Libor Risk: In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’ investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2020. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds’ transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds’ investments cannot yet be determined.

193 | October 31, 2021

Notes to Financial Statements

October 31, 2021

COVID-19 Risks: A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

3.  DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the Funds are permitted to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

194 | October 31, 2021

Notes to Financial Statements

October 31, 2021

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund and Clough China Fund primarily enter into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at October 31, 2021 are disclosed after the Statement of Investments.

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the fiscal year ended October 31, 2021 was $446,869,122. The average notional amount of the swap positions held in the Clough China Fund for the fiscal year ended October 31, 2021 was $4,393,155.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures

195 | October 31, 2021

Notes to Financial Statements

October 31, 2021

contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the fiscal year Ended October 31, 2021 was $277,225,880 for long futures and $133,289,689 for short futures. The average value of futures contracts held in Smith Balanced Opportunity Fund for the fiscal year ended October 31, 2021 was $164,814 for long futures.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities for the Fiscal Year Ended October 31, 2021:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$9,014,992	Unrealized depreciation on futures contracts(b)	$(10,937,276)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	10	Unrealized depreciation on total return swap contracts	(275)
Total		$9,015,002		$(10,937,551)

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$992,437	Unrealized depreciation on total return swap contracts	$(411,885)
Total		$992,437		$(411,885)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.

(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

196 | October 31, 2021

Notes to Financial Statements

October 31, 2021

The effect of derivatives instruments on the Statement of Operations for the Fiscal Year Ended October 31, 2021:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity and Commodity Contracts (Futures Contracts)	Net realized gain on futures contracts/ Net change in unrealized appreciation on futures contracts	$18,559,386	$3,713,079
Commodity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	190,103,040	65
Total		$208,662,426	$3,713,144

ALPS | Smith Balanced Opportunity Fund
Equity and Commodity Contracts (Futures Contracts)	Net realized gain on futures contracts/ Net change in unrealized appreciation on futures contracts	$23,960	–
Total		$23,960	–

Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$1,557,598	$(262,328)
Total		$1,557,598	$(262,328)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

197 | October 31, 2021

Notes to Financial Statements

October 31, 2021

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2021:

Offsetting of Derivatives Asset
October 31, 2021
				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$10	$–	$10	$–	$–	$10
Total	$10	$–	$10	$–	$–	$10

Clough China Fund
Total Return Swap Contracts	$992,437	$–	$992,437	$(411,885)	$–	$580,552
Total	$992,437	$–	$992,437	$(411,885)	$–	$580,552

Offsetting of Derivatives Liability
October 31, 2021
				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$275	$–	$275	$–	$–	$(275)
Total	$275	$–	$275	$–	$–	$(275)

Clough China Fund
Total Return Swap Contracts	$411,885	$–	$411,885	$411,885	$–	$–
Total	$411,885	$–	$411,885	$411,885	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

198 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2021 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$1,931,352	$–	–
ALPS | Kotak India Growth Fund	–	–	–
ALPS | Smith Short Duration Bond Fund	4,435,534	35,295	–
ALPS | Smith Total Return Bond Fund	54,766,363	1,991,099	–
ALPS | Smith Credit Opportunities Fund	3,504,875	–	–
ALPS | Smith Balanced Opportunity Fund	193,327	–	–
ALPS | Red Rocks Global Opportunity Fund	–	4,029,579	–
Clough China Fund	1,140,281	649,417	–
RiverFront Asset Allocation Moderate	522,281	14,353	–
RiverFront Asset Allocation Aggressive	322,181	–	–
RiverFront Asset Allocation Growth & Income	658,095	–	58,573

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2020 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$5,386,269	$–
ALPS | Kotak India Growth Fund	–	363,112
ALPS | Smith Short Duration Bond Fund	1,810,242	7,397
ALPS | Smith Total Return Bond Fund	22,579,307	8,170
ALPS | Red Rocks Global Opportunity Fund	14,647,308	11,394,100
Clough China Fund	648,314	2,743,546
RiverFront Asset Allocation Moderate	719,194	–
RiverFront Asset Allocation Aggressive	668,533	–
RiverFront Asset Allocation Growth & Income	1,183,441	–

Components of Distributable Earnings on a Tax Basis: At October 31, 2021, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related controlled foreign corporations, the differing tax treatment of foreign currency, investments in partnerships, Passive Foreign Investment Companies (“PFICs”) and certain other investments.

For the fiscal year ended October 31, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Distributable earnings
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$2,817,461	$(2,817,461)
ALPS | Smith Credit Opportunities Fund	(1,402)	1,402
ALPS | Smith Balanced Opportunity Fund	(1,097)	1,097
ALPS | Red Rocks Global Opportunity Fund	115,496	(115,496)
RiverFront Asset Allocation Growth & Income	14,441	(14,441)

199 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$219,135,047	$(56,126,695)	$–	$55,264,561	$218,272,913
ALPS | Kotak India Growth Fund	12,591,343	7,883,641	–	70,618,528	91,093,512
ALPS | Smith Short Duration Bond Fund	869,810	461,598	–	190,987	1,522,395
ALPS | Smith Total Return Bond Fund	788,555	(1,226,011)	–	16,208,295	15,770,839
ALPS | Smith Credit Opportunities Fund	1,116,583	15,464	–	768,519	1,900,566
ALPS | Smith Balanced Opportunity Fund	65,410	13,856	–	4,180,891	4,260,157
ALPS | Red Rocks Global Opportunity Fund	17,344,176	6,474,611	–	22,327,310	46,146,097
Clough China Fund	1,868,461	4,702,062	–	5,822,834	12,393,357
RiverFront Asset Allocation Moderate	–	755,616	–	7,572,072	8,327,688
RiverFront Asset Allocation Aggressive	144,516	(2,720,640)	–	6,717,860	4,141,736
RiverFront Asset Allocation Growth & Income	–	(4,643,756)	–	12,959,400	8,315,644

Capital loss carryovers used during the year ended October 31, 2021 for ALPS | Kotak India Growth Fund, were $11,497,372.

Capital loss carryovers used during the year ended October 31, 2021 for ALPS | Smith Balanced Opportunity Fund, were $3,353.

Capital loss carryovers used during the year ended October 31, 2021 for ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, were $39,474,256.

Capital loss carryovers used during the year ended October 31, 2021 for RiverFront Asset Allocation Aggressive Fund, were $340,122.

Capital loss carryovers used during the year ended October 31, 2021 for RiverFront Asset Allocation Growth & Income Fund, were $2,060,601.

Capital loss carryovers used during the year ended October 31, 2021 for RiverFront Asset Allocation Moderate Fund, were $1,116,975.

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of October 31, 2021 the following amounts are available as carry forwards to the next tax year:

Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$15,233,635	$40,893,060
ALPS | Smith Total Return Bond Fund	1,226,011	–
RiverFront Asset Allocation Aggressive	1,243,526	1,477,114
RiverFront Asset Allocation Growth & Income*	2,861,458	1,782,298

*	May be subject to §382 limitation resulting from mergers.

200 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2021, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$793,917,976	$(738,651,492)	$(1,923)	$55,264,561	$1,080,590,039
ALPS | Kotak India Growth Fund	91,143,113	(20,243,977)	(280,608)	70,618,528	303,977,038
ALPS | Smith Short Duration Bond Fund	1,361,494	(1,170,507)	–	190,987	515,584,294
ALPS | Smith Total Return Bond Fund	26,638,407	(10,430,112)	–	16,208,295	1,762,267,312
ALPS | Smith Credit Opportunities Fund	2,430,828	(1,662,309)	–	768,519	304,381,834
ALPS | Smith Balanced Opportunity Fund	4,418,378	(237,487)	–	4,180,891	35,948,023
ALPS | Red Rocks Global Opportunity Fund	23,904,196	(1,566,208)	(10,678)	22,327,310	89,585,326
Clough China Fund	13,050,915	(7,228,146)	65	5,822,834	31,086,559
RiverFront Asset Allocation Moderate	7,927,954	(33,695)	(322,079)	7,572,180	41,033,234
RiverFront Asset Allocation Aggressive	6,752,919	(35,059)	–	6,717,860	21,041,796
RiverFront Asset Allocation Growth & Income	12,878,061	(34,784)	116,123	12,959,400	51,406,671

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the Fiscal Year Ended October 31, 2021 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$278,536,936	$156,080,661
ALPS | Kotak India Growth Fund	199,076,059	86,233,350
ALPS | Smith Short Duration Bond Fund	684,411,207	383,834,865
ALPS | Smith Total Return Bond Fund	1,666,342,090	1,489,937,389
ALPS | Smith Credit Opportunities Fund	426,658,087	161,094,955
ALPS | Smith Balanced Opportunity Fund	37,152,137	20,049,949
ALPS | Red Rocks Global Opportunity Fund	43,714,418	61,129,060
Clough China Fund	44,350,088	48,692,376
RiverFront Asset Allocation Moderate	7,815,380	12,808,966
RiverFront Asset Allocation Aggressive	1,201,532	3,546,755
RiverFront Asset Allocation Growth & Income	7,750,357	14,941,518

Purchases and sales of U.S. Government Obligations during the fiscal year ended October 31, 2021 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$256,882,909	$195,820,614
ALPS | Smith Short Duration Bond Fund	276,284,635	235,802,543
ALPS | Smith Total Return Bond Fund	1,732,745,394	1,445,872,116
ALPS | Smith Credit Opportunities Fund	106,000,785	96,682,216
ALPS | Smith Balanced Opportunity Fund	15,911,222	12,796,805

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

201 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Global Opportunity Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. RiverFront Asset Allocation Aggressive Fund, RiverFront Asset Allocation Growth & Income Fund, RiverFront Asset Allocation Moderate Fund, ALPS | Smith Short Duration Bond, ALPS | Smith Total Return Bond Fund, ALPS | Smith Credit Opportunities Fund and ALPS | Smith Balanced Opportunity Fund do not incur redemption fees.

Effective December 1, 2017, Class A shares were renamed Investor Class shares for all Funds. Such shares will be offered without an initial sales charge or a contingent deferred sales charge. The RiverFront Asset Allocation Aggressive existing Investor shares were renamed Investor Class II shares.

For the fiscal year ended October 31, 2021, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class	$4,276	$3,872
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A	–	38
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	3,899	–
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	3,215	6,370
ALPS | Kotak India Growth Fund - Investor Class	90	286,145
ALPS | Kotak India Growth Fund - Class I	924	550
ALPS | Smith Short Duration Bond Fund - Class I	–	2,157
ALPS | Smith Total Return Bond Fund - Investor Class	–	20
ALPS | Smith Total Return Bond Fund - Class A	–	4,313
ALPS | Smith Total Return Bond Fund - Class I	–	29,289
ALPS | Red Rocks Global Opportunity Fund - Investor Class	170	12,646
ALPS | Red Rocks Global Opportunity Fund - Class A	21	1,933
ALPS | Red Rocks Global Opportunity Fund - Class C	–	367
ALPS | Red Rocks Global Opportunity Fund - Class I	49	16,589
Clough China Fund - Investor Class	268	133
Clough China Fund - Class C	–	1

202 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

Transactions in shares of capital stock were as follows:

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Investor Class
Shares sold	4,497,779	3,723,036
Dividends reinvested	24,142	52,689
Shares redeemed	(3,219,508)	(1,557,348)
Net increase in shares outstanding	1,302,413	2,218,377
Class A
Shares sold	692,899	141,752
Dividends reinvested	351	855
Shares redeemed	(127,691)	(48,458)
Net increase in shares outstanding	565,559	94,149
Class C
Shares sold	1,306,524	55,316
Dividends reinvested	689	4,410
Shares redeemed	(175,391)	(704,431)
Net increase/(decrease) in shares outstanding	1,131,822	(644,705)
Class I
Shares sold	68,562,911	31,313,307
Dividends reinvested	221,924	575,900
Shares redeemed	(20,567,458)	(34,485,123)
Net increase/(decrease) in shares outstanding	48,217,377	(2,595,916)

	ALPS | Kotak India Growth Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Investor Class
Shares sold	63,673	1,469,294
Dividends reinvested	–	3,593
Shares redeemed	(73,427)	(1,612,826)
Net decrease in shares outstanding	(9,754)	(139,939)
Class A
Shares sold	64,783	1,521
Dividends reinvested	–	88
Shares redeemed	(30,913)	(1,914)
Net increase/(decrease) in shares outstanding	33,870	(305)
Class C
Shares sold	1,363	7,894
Dividends reinvested	–	2,484
Shares redeemed	(68,076)	(30,928)
Net decrease in shares outstanding	(66,713)	(20,550)
Class I
Shares sold	282,712	547,548
Dividends reinvested	–	17,939
Shares redeemed	(1,128,704)	(527,423)
Net increase/(decrease) in shares outstanding	(845,992)	38,064
Class II(a)
Shares sold	8,906,165	13,368,943
Shares redeemed	–	(2,963,226)
Net increase in shares outstanding	8,906,165	10,405,717

(a)	Class II commenced operations on December 19, 2019.

203 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

	ALPS | Smith Short Duration Bond Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Investor Class
Shares sold	1,418,224	826,795
Dividends reinvested	9,762	1,587
Shares redeemed	(1,320,142)	(22,188)
Net increase in shares outstanding	107,844	806,194
Class A
Shares sold	1,287,932	315,200
Dividends reinvested	10,103	1,745
Shares redeemed	(50,104)	(14,094)
Net increase in shares outstanding	1,247,931	302,851
Class C
Shares sold	148,738	175,014
Dividends reinvested	1,627	806
Shares redeemed	(27,409)	(17,601)
Net increase in shares outstanding	122,956	158,219
Class I
Shares sold	45,356,032	15,201,725
Dividends reinvested	237,360	114,292
Shares redeemed	(14,736,635)	(3,995,650)
Net increase in shares outstanding	30,856,757	11,320,367

	ALPS | Smith Total Return Bond Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Investor Class
Shares sold	378,299	851,183
Dividends reinvested	24,595	10,771
Shares redeemed	(429,475)	(354,961)
Net increase/(decrease) in shares outstanding	(26,581)	506,993
Class A
Shares sold	1,736,874	680,483
Dividends reinvested	46,631	21,602
Shares redeemed	(658,819)	(114,005)
Net increase in shares outstanding	1,124,686	588,080
Class C
Shares sold	190,280	470,809
Dividends reinvested	13,473	4,985
Shares redeemed	(131,492)	(64,416)
Net increase in shares outstanding	72,261	411,378
Class I
Shares sold	76,976,319	98,260,437
Dividends reinvested	3,305,889	1,340,528
Shares redeemed	(41,598,507)	(16,682,072)
Net increase in shares outstanding	38,683,701	82,918,893

204 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

	ALPS | Smith Credit Opportunities Fund
	For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement) to October 31, 2020
Investor Class
Shares sold	756,557	70,203
Dividends reinvested	10,359	–
Shares redeemed	(179,550)	(17)
Net increase in shares outstanding	587,366	70,186
Class A
Shares sold	16,170	100,000
Dividends reinvested	325	–
Net increase in shares outstanding	16,495	100,000
Class C
Shares sold	15,276	50,000
Dividends reinvested	5	–
Net increase in shares outstanding	15,281	50,000
Class I
Shares sold	29,742,719	2,545,943
Dividends reinvested	209,349	128
Shares redeemed	(3,909,843)	(32,551)
Net increase in shares outstanding	26,042,225	2,513,520

	ALPS | Smith Balanced Opportunity Fund
	For the Year Ended October 31, 2021	For the Period September 16, 2020 (Commencement) to October 31, 2020
Investor Class
Shares sold	3,882	60,855
Dividends reinvested	43	–
Shares redeemed	(472)	–
Net increase in shares outstanding	3,453	60,855
Class A
Shares sold	–	100,000
Net increase in shares outstanding	–	100,000
Class C
Shares sold	–	50,000
Net increase in shares outstanding	–	50,000
Class I
Shares sold	1,903,951	1,243,550
Dividends reinvested	8,755	70
Shares redeemed	(87,391)	–
Net increase in shares outstanding	1,825,315	1,243,620

205 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

	ALPS | Red Rocks Global Opportunity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Investor Class
Shares sold	117,250	746,089
Dividends reinvested	78,824	396,106
Shares redeemed	(368,930)	(1,986,245)
Net decrease in shares outstanding	(172,856)	(844,050)
Class A
Shares sold	154,377	502,233
Dividends reinvested	11,627	11,532
Shares redeemed	(112,441)	(222,154)
Net increase in shares outstanding	53,563	291,611
Class C
Shares sold	10,415	100,932
Dividends reinvested	55,299	277,858
Shares redeemed	(312,234)	(1,107,493)
Net decrease in shares outstanding	(246,520)	(728,703)
Class I
Shares sold	911,179	3,948,906
Dividends reinvested	306,048	2,205,348
Shares redeemed	(2,490,837)	(15,717,303)
Net decrease in shares outstanding	(1,273,610)	(9,563,049)
Class R
Shares sold	69,257	172,726
Dividends reinvested	50,509	169,759
Shares redeemed	(187,716)	(240,276)
Net increase/(decrease) in shares outstanding	(67,950)	102,209

	Clough China Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Investor Class
Shares sold	59,497	26,030
Dividends reinvested	11,125	27,169
Shares redeemed	(113,752)	(136,999)
Net decrease in shares outstanding	(43,130)	(83,800)
Class A
Shares sold	6,356	28,884
Dividends reinvested	1,351	3,571
Shares redeemed	(25,976)	(17,923)
Net increase/(decrease) in shares outstanding	(18,269)	14,532
Class C
Shares sold	1,198	2,134
Dividends reinvested	1,898	5,599
Shares redeemed	(10,569)	(60,290)
Net decrease in shares outstanding	(7,473)	(52,557)
Class I
Shares sold	22,157	45,424
Dividends reinvested	41,321	91,364
Shares redeemed	(81,063)	(138,066)
Net decrease in shares outstanding	(17,585)	(1,278)

206 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

	RiverFront Asset Allocation Aggressive
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Investor Class
Shares sold	7,538	2,440
Dividends reinvested	1,657	6,342
Shares redeemed	(50,285)	(182,440)
Net decrease in shares outstanding	(41,090)	(173,658)
Class A
Shares sold	49,291	38,409
Dividends reinvested	1,116	1,412
Shares redeemed	(31,885)	(17,567)
Net increase in shares outstanding	18,522	22,254
Class C
Shares sold	14,286	10,908
Dividends reinvested	3,599	7,859
Shares redeemed	(119,615)	(157,814)
Net decrease in shares outstanding	(101,730)	(139,047)
Class I
Shares sold	15,228	42,140
Dividends reinvested	2,994	8,074
Shares redeemed	(58,254)	(389,251)
Net decrease in shares outstanding	(40,032)	(339,037)
Investor II
Shares sold	578	2,707
Dividends reinvested	873	1,484
Shares redeemed	(7,512)	(47,500)
Net decrease in shares outstanding	(6,061)	(43,309)
Class L
Shares sold	130,874	113,431
Dividends reinvested	14,693	29,157
Shares redeemed	(138,364)	(522,923)
Net increase/(decrease) in shares outstanding	7,203	(380,335)

207 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

	RiverFront Asset Allocation Growth & Income
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Investor Class
Shares sold	4,868	10,492
Dividends reinvested	5,415	11,414
Shares redeemed	(105,864)	(184,808)
Net decrease in shares outstanding	(95,581)	(162,902)
Class A
Shares sold	131,569	159,284
Dividends reinvested	4,570	5,987
Shares redeemed	(90,345)	(105,466)
Net increase in shares outstanding	45,794	59,805
Class C
Shares sold	41,292	69,052
Dividends reinvested	5,251	19,111
Shares redeemed	(445,845)	(595,631)
Net decrease in shares outstanding	(399,302)	(507,468)
Class I
Shares sold	298,873	356,030
Dividends reinvested	36,431	66,670
Shares redeemed	(477,178)	(1,640,532)
Net decrease in shares outstanding	(141,874)	(1,217,832)

	RiverFront Asset Allocation Moderate
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Investor Class
Shares sold	32,931	15,746
Dividends reinvested	4,339	6,563
Shares redeemed	(57,397)	(145,967)
Net decrease in shares outstanding	(20,127)	(123,658)
Class A
Shares sold	299,957	351,122
Dividends reinvested	10,123	9,942
Shares redeemed	(141,799)	(196,595)
Net increase in shares outstanding	168,281	164,469
Class C
Shares sold	9,535	44,622
Dividends reinvested	5,978	16,302
Shares redeemed	(580,590)	(1,083,506)
Net decrease in shares outstanding	(565,077)	(1,022,582)
Class I
Shares sold	233,421	254,684
Dividends reinvested	23,749	36,154
Shares redeemed	(324,575)	(920,184)
Net decrease in shares outstanding	(67,405)	(629,346)

208 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, realized gains or losses, change in unrealized gains or losses, shares and value of investments in affiliated companies for the year ended October 31, 2021 were as follows:

RiverFront Asset Allocation Aggressive	Market Value as of October 31, 2020	Purchases	Sales	Merger	Market Value as of October 31, 2021	Share Balance as of October 31, 2021	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
First Trust RiverFront Dynamic Asia Pacific ETF	$783,725	$–	$(59,782)	$(840,957)	$–	–	$22,072	$122,115	$(5,101)
First Trust RiverFront Dynamic Developed International ETF	3,394,461	360,575	(434,525)	840,957	5,296,243	72,601	77,262	1,133,591	1,184
First Trust RiverFront Dynamic Emerging Markets ETF	2,753,585	–	(323,061)	–	2,749,303	41,016	12,971	283,586	35,193
First Trust RiverFront Dynamic Europe ETF	1,451,594	–	(172,594)	–	1,808,056	23,548	36,300	524,137	4,919
RiverFront Dynamic US Dividend Advantage ETF	7,066,248	–	(744,431)	–	8,718,041	191,898	121,101	2,268,567	127,657
RiverFront Dynamic US Flex-Cap ETF	6,940,799	–	(1,015,266)	–	8,353,954	178,087	78,680	2,251,116	177,305
	22,390,412	360,575	(2,749,659)	–	26,925,597		348,386	6,583,112	341,157

RiverFront Asset Allocation Growth & Income	Market Value as of October 31, 2020	Purchases	Sales	Liquidation/ Reverse Stock Split	Market Value as of October 31, 2021	Share Balance as of October 31, 2021	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
RiverFront Dynamic Core Income ETF	$13,323,893	$3,380,129	$(1,442,362)	$–	$14,918,870	588,706	$237,047	$(403,245)	$60,455
RiverFront Dynamic Unconstrained Income ETF	1,120,785	–	(129,183)	(1,016,014)	–	–	39,013	(3,308)	27,720
Riverfront Strategic Income Fund	1,752,818	1,204,428	(868,872)	–	2,096,048	84,929	30,927	(733)	8,407
First Trust RiverFront Dynamic Developed International ETF	9,191,264	3,165,800	(1,381,371)	–	14,309,799	196,159	226,871	3,258,186	75,920
First Trust RiverFront Dynamic Emerging Markets ETF	5,062,398	–	(1,482,969)	–	4,188,973	62,494	51,540	339,948	269,596
RiverFront Dynamic US Dividend Advantage ETF	20,058,777	–	(5,998,288)	–	20,189,676	444,407	301,832	5,133,986	995,201
RiverFront Dynamic US Flex-Cap ETF	7,594,579	–	(2,665,274)	–	7,565,220	161,273	83,066	2,003,686	632,229
	58,104,514	7,750,357	(13,968,319)	(1,016,014)	63,268,586		970,296	10,328,520	2,069,528

209 | October 31, 2021

Notes to Financial Statements

October 31, 2021

RiverFront Asset Allocation Moderate	Market Value as of October 31, 2020	Purchases	Sales	Liquidation/ Reverse Stock Split	Market Value as of October 31, 2021	Share Balance as of October 31, 2021	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
RiverFront Dynamic Core Income ETF	$19,601,582	$4,271,356	$(2,259,828)	$–	$21,109,339	832,985	$356,888	$(583,333)	$79,561
RiverFront Dynamic Unconstrained Income ETF	858,377	–	(98,571)	(778,537)	–	–	31,122	5,125	13,714
Riverfront Strategic Income Fund	1,394,780	864,940	(722,435)	–	1,543,191	62,528	24,792	(914)	6,820
First Trust RiverFront Dynamic Developed International ETF	2,499,730	2,679,083	(571,363)	–	5,754,807	78,887	91,660	1,104,057	43,300
RiverFront Dynamic US Dividend Advantage ETF	16,246,515	–	(4,462,603)	–	16,916,220	372,353	256,506	4,317,248	815,060
RiverFront Dynamic US Flex-Cap ETF	5,163,846	–	(3,915,629)	–	2,890,510	61,619	54,164	705,268	937,025
	45,764,830	7,815,379	(12,030,429)	(778,537)	48,214,067		815,132	5,547,451	1,895,480

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (the “AAI”) acts as the Funds’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra Asset Management (Singapore) Pte. Ltd
ALPS | Smith Short Duration Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Total Return Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Credit Opportunities Fund	Smith Capital Investors, LLC
ALPS | Smith Balanced Opportunity Bond Fund	Smith Capital Investors, LLC
ALPS | Red Rocks Global Opportunity Fund	Red Rocks Capital, LLC(a)
Clough China Fund	Clough Capital Partners, LP
RiverFront Asset Allocation Aggressive	RiverFront Investment Group, LLC
RiverFront Asset Allocation Growth & Income	RiverFront Investment Group, LLC
RiverFront Asset Allocation Moderate	RiverFront Investment Group, LLC

(a)	Red Rocks Capital, LLC is a subsidiary of ALPS Advisors, Inc.

210 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	0.65%
ALPS | Smith Short Duration Bond Fund	0.37%
ALPS | Smith Total Return Bond Fund	0.55%
ALPS | Smith Credit Opportunities Fund	0.75%
ALPS | Smith Balanced Opportunity Bond Fund	0.70%
ALPS | Red Rocks Global Opportunity Fund	0.85%
Clough China Fund	1.00%

Pursuant to the Administrative Services Agreement, the Riverfront Funds listed below pay an annual unitary administrative fee which is based on each Fund’s average daily net assets. The unitary administrative fee is paid on a monthly basis. The following table reflects the Funds’ contractual unitary administrative fee rates (expressed as an annual rate).

Fund	Contractual Unitary Fee
RiverFront Asset Allocation Aggressive	0.25%
RiverFront Asset Allocation Growth & Income	0.25%
RiverFront Asset Allocation Moderate	0.25%

Pursuant to an Investment Sub-advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	All Asset Levels	0.56%
ALPS | Smith Short Duration Bond Fund	All Asset Levels	0.29%
ALPS | Smith Total Return Bond Fund	All Asset Levels	0.42%
ALPS | Smith Credit Opportunities Fund	All Asset Levels	0.50%
ALPS | Smith Balanced Opportunity Bond Fund	All Asset Levels	0.37%
ALPS | Red Rocks Global Opportunity Fund	All Asset Levels	0.57%
Clough China Fund	All Asset Levels	0.67%

211 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Kotak India Growth Fund

Prior to April 1, 2017, AAI and Kotak Mahindra (UK) Limited have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below. Effective April 1, 2017, Kotak entered into a Novation Agreement with the Fund, AAI and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (“KMAMS”), another wholly owned subsidiary of Kotak Mahindra Bank Limited, whereby KMAMS will assume all of Kotak’s rights and obligations under the current Sub-Advisory Agreement.

ALPS | Smith Short Duration Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Smith Total Return Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Smith Credit Opportunities Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Smith Balanced Opportunity Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Red Rocks Global Opportunity Fund

AAI and Red Rocks Capital LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

Clough China Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles that exceed the following annual rates below.

212 | October 31, 2021

Notes to Financial Statements

  October 31, 2021

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the Fiscal Year Ended October 31, 2021 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund*	Investor Class	Class A	Class C	Class I	Class II	Class R
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.05%	1.15%	N/A	N/A
ALPS | Kotak India Growth Fund	1.00%(a)	1.00%(a)	1.00%(a)	1.00%(a)	0.75%	N/A
ALPS | Smith Short Duration Bond Fund	0.49%	0.49%	0.49%	0.49%	N/A	N/A
ALPS | Smith Total Return Bond Fund	0.64%(b)	0.64%(b)	0.64%(b)	0.64%(b)	N/A	N/A
ALPS | Smith Credit Opportunities Fund	0.90%	0.90%	0.90%	0.90%	N/A	N/A
ALPS | Smith Balanced Opportunity Bond Fund	0.85%	0.85%	0.85%	0.85%	N/A	N/A
ALPS | Red Rocks Global Opportunity Fund	1.25%	1.25%	1.25%	1.25%	N/A	1.25%
Clough China Fund(c)	1.60%	1.60%	2.35%	1.35%	N/A	N/A

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates

(a)	Effective December 2, 2019, the expense limitation changed from 1.60% to 1.00%, ecluding, among other fees and expenses, 12b-1 fees and shareholder service fees.

(b)	Effective June 30, 2021, the expense limitation changed from 0.67% to 0.64%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.

(c)	Effecive August 18, 2020, the Clough China Fund changed their expense limitation ratios. Prior to August 18, 2020, Clough China’s expense limitation ratios for Investor Class, Class A, Class C, and Class I were 1.95%, 1.95%, 2.70%, and 1.70%, respectively.

213 | October 31, 2021

Notes to Financial Statements

October 31, 2021

The Advisor(s) and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Balanced Opportunity Fund, ALPS | Smith Credit Opportunities Fund, ALPS | Red Rocks Global Opportunity Fund, and Clough China Fund are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees was waived or expenses were deferred, as calculated on a monthly basis. As of the Fiscal Year Ended October 31, 2021, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/22	Expires 10/31/23	Expires 10/31/24	Total
ALPS | Kotak India Growth Fund - Investor Class	74,841	12,723	75	87,639
ALPS | Kotak India Growth Fund - Class A	N/A	N/A	0	0
ALPS | Kotak India Growth Fund - Class C	29,495	5,803	67	35,365
ALPS | Kotak India Growth Fund - Class I	228,024	60,338	641	289,003
ALPS | Kotak India Growth Fund - Class II	N/A	411,967	465,777	877,744
ALPS | Smith Short Duration Bond Fund - Investor Class	1,603	2,510	16,881	20,994
ALPS | Smith Short Duration Bond Fund - Class A	752	2,600	9,476	12,828
ALPS | Smith Short Duration Bond Fund - Class C	1,398	1,915	1,817	5,130
ALPS | Smith Short Duration Bond Fund - Class I	105,940	184,309	320,901	611,150
ALPS | Smith Total Return Bond Fund - Investor Class	2,913	3,483	2,940	9,336
ALPS | Smith Total Return Bond Fund - Class A	1,933	4,094	5,556	11,583
ALPS | Smith Total Return Bond Fund - Class C	458	2,094	4,192	6,744
ALPS | Smith Total Return Bond Fund - Class I	128,360	461,477	1,175,366	1,765,203
ALPS | Smith Credit Opportunities Fund - Investor Class	N/A	914	3,188	4,102
ALPS | Smith Credit Opportunities Fund - Class A	N/A	1,477	1,196	2,673
ALPS | Smith Credit Opportunities Fund - Class C	N/A	739	594	1,333
ALPS | Smith Credit Opportunities Fund - Class I	N/A	21,264	158,423	179,687
ALPS | Smith Balanced Opportunity Fund - Investor Class	N/A	1,277	3,910	5,187
ALPS | Smith Balanced Opportunity Fund - Class A	N/A	2,362	6,318	8,680
ALPS | Smith Balanced Opportunity Fund - Class C	N/A	1,181	3,152	4,333
ALPS | Smith Balanced Opportunity Fund - Class I	N/A	26,090	134,501	160,591
Clough China Fund - Investor Class	31,929	28,455	21,792	82,176
Clough China Fund - Class A	1,835	3,601	3,022	8,458
Clough China Fund - Class C	8,760	4,818	2,175	15,753
Clough China Fund - Class I	66,102	73,774	63,719	203,595

The CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) has each entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with CoreCommodity Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the CoreCommodity Management, LLC a management fee at the same rate that the Fund pays AAI for investment advisory services provided to the Funds. CoreCommodity Management, LLC has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This agreement may be terminated based on the terms of the Subsidiary Advisory Agreement. For the year ended October 31, 2021, this amount equaled $1,543,180 and is disclosed in the Consolidated Statements of Operations. These waivers are not subject to reimbursement/recoupment.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund reimbursed $105 of expenses, ALPS | Kotak India Growth Fund reimbursed $20,200 of expenses, ALPS | Smith Total Return Bond Fund reimbursed $5,374 of expenses, and ALPS | Smith Credit Opportunities Fund reimbursed $75 of expenses during the fiscal year ended October 31, 2021.

The Riverfront Funds do not pay a management fee or contractually limit the amount of each Fund’s total annual expenses.

214 | October 31, 2021

Notes to Financial Statements

October 31, 2021

Kotak Mahindra Asset Management (Singapore) Pte. Ltd. executed purchase and sale trades in the ALPS | Kotak India Growth Fund with the subadviser’s affiliated broker-dealer, Kotak Securities, (the “affiliate broker”). Fund commissions paid to the affiliate broker were $32,260 during the year ended October 31, 2021.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission.

Distribution and Services (12b-1) Plans

Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class, Class A, Class C and Class R (ALPS | Red Rocks Global Opportunity Fund only) and Investor Class II (Asset Allocation Aggressive only) shares. The Plans allows a Fund to use Investor Class, Class A, Class C, Class R and Investor Class II assets to pay fees in connection with the distribution and marketing of Investor Class, Class A, Class C, Class R and Investor Class II shares and/or the provision of shareholder services to Investor Class, Class A, Class C, Class R and Investor Class II shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, Class R and Investor Class II shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class, Class A and Investor Class II shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Global Opportunity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to their Investor Class shares (the “Investor Class Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2021 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates, an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations. Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Class A Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2021 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to its Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

215 | October 31, 2021

Notes to Financial Statements

October 31, 2021

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the Fiscal Year Ended October 31, 2021 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS

Riverfront Asset Allocation Aggressive and RiverFront Asset Allocation Moderate are merging into RiverFront Asset Allocation Growth & Income Fund and is expected to close on January 21, 2022.

216 | October 31, 2021

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Financial Investors Trust (the "Trust") comprising the funds listed in Appendix A, including the statements of investments as of October 31, 2021, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds constituting the Financial Investors Trust as of October 31, 2021, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

December 30, 2021

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

217 | October 31, 2021

Report of Independent Registered Public Accounting Firm

Appendix A

Fund	Statements of Assets and Liabilities, including the Statement of Investments	Statements of Operations, For the Year Ended	Statements of Changes in Net Assets for each of the Years in the Period Then Ended	Financial Highlights for each of the Years in the Period Then Ended
ALPS | Red Rocks Global Opportunity Fund[1]	10/31/2021	10/31/2021	10/31/2021, Two Years	10/31/2021, Five Years
Clough China Fund	10/31/2021	10/31/2021	10/31/2021, Two Years	10/31/2021, Five Years
RiverFront Asset Allocation Aggressive	10/31/2021	10/31/2021	10/31/2021, Two Years	10/31/2021, Five Years
RiverFront Asset Allocation Growth & Income	10/31/2021	10/31/2021	10/31/2021, Two Years	10/31/2021, Five Years
RiverFront Asset Allocation Moderate	10/31/2021	10/31/2021	10/31/2021, Two Years	10/31/2021, Five Years
ALPS | Smith Short Duration Bond Fund[2]	10/31/2021	10/31/2021	10/31/2021, Two Years	10/31/2021[2]
ALPS | Smith Total Return Bond Fund[2]	10/31/2021	10/31/2021	10/31/2021, Two Years	10/31/2021[2]
ALPS | Smith Balanced Opportunity Fund[3]	10/31/2021	10/31/2021	10/31/2021[3], Two Years	10/31/2021[3]
ALPS | Smith Credit Opportunities Fund[3]	10/31/2021	10/31/2021	10/31/2021[3], Two Years	10/31/2021[3]
ALPS | Kotak India Growth Fund	10/31/2021	10/31/2021	10/31/2021, Two Years	10/31/2021, Five Years
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund[4]	10/31/2021	10/31/2021	10/31/2021, Two Years	10/31/2021, Five Years

[1]	Formerly ALPS | Red Rocks Listed Private Equity Fund.
[2]	Financial Highlights for each of the three years in the period ending October 31, 2021 and for the period July 2, 2018 (commencement of operations) to October 31, 2018.
[3]	Statements of Changes in Net Assets and Financial Highlights for the period ending October 31, 2021 and for the period September 16, 2020 (commencement of operations) to October 31, 2020.
[4]	Consolidated Statements of Assets and Liabilities, including the Consolidated Statements of Investments, related Consolidated Statements of Operations, the Consolidated Statements of Changes in Net Assets, and the Consolidated Financial Highlights.

218 | October 31, 2021

Additional Information

 October 31, 2021 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2019, the following percentages met the requirements to be treated as qualifying for qualified dividend income and the corporate dividends received deduction:

	QDI	DRD
ALPS|Core Commodity Management Complete Commodities® Strategy Fund	70.67%	20.53%
ALPS|Kotak India Growth Fund	N/A	N/A
ALPS Smith Total Return Bond Fund	0.61%	0.61%
ALPS Smith Short Duration Bond Fund	N/A	N/A
ALPS|Red Rocks Global Opportunity Fund	15.50%	2.69%
Clough China Fund	59.68%	1.66%
RiverFront Asset Allocation Growth & Income Fund	80.40%	37.62%
RiverFront Asset Allocation Moderate Fund	61.52%	49.49%
RiverFront Asset Allocation Aggressive Fund	100%	47.03%

In early 2021, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Funds designate the following amounts as long-term capital gain dividends:

ALPS|Core Commodity Management Complete Commodities® Strategy Fund	$–
ALPS|Kotak India Growth Fund	$363,112
ALPS Smith Total Return Bond Fund	$8,170
ALPS Smith Short Duration Bond Fund	$7,397
ALPS|Red Rocks Global Opportunity Fund	$11,394,100
Clough China Fund	$2,743,546
RiverFront Asset Allocation Growth & Income Fund	$–
RiverFront Asset Allocation Moderate Fund	$–
RiverFront Asset Allocation Aggressive Fund	$–

The Funds below designate the following amounts for federal income tax purposes for the fiscal year ended October 31, 2021:

	Foreign Taxes Paid	Foreign Source Income
ALPS l Kotak India Growth Fund	$1,796,374	$2,503,721

4. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS

CoreCommodity Fund

On June 17, 2020, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/CoreCommodity Management CompleteCommodities Strategy Fund (the “CoreCommodity Fund”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the CoreCommodity Fund, CoreCommodity Management, LLC (“CoreCommodity”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the

219 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the CoreCommodity Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the CoreCommodity Fund, to AAI, of 0.85% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the CoreCommodity Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to CoreCommodity of 0.75% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by CoreCommodity to the CoreCommodity Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the CoreCommodity Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and gross advisory fee rate for each class of the CoreCommodity Fund was above the respective Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.40%, 2.05%, 1.14%, and 1.39% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the CoreCommodity Fund. The Trustees noted that the total net expense ratio of each class of the CoreCommodity Fund was above the respective Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the CoreCommodity Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and CoreCommodity in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and CoreCommodity’s investment advisory personnel, their history as asset managers, and their performance and the amount of assets currently under management by AAI and CoreCommodity and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and CoreCommodity, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the CoreCommodity Fund.

The Trustees considered the background and experience of AAI’s and CoreCommodity’s management in connection with the CoreCommodity Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the CoreCommodity Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and CoreCommodity’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the CoreCommodity Fund, which included a comparison of the CoreCommodity Fund’s performance to the performance of a universe of comparable funds selected by the Data Provider. The Trustees noted that the performance of each class of the CoreCommodity Fund, for the period ended March 31, 2020, was generally below the respective Data Provider peer group median performance for the three month, one year, three year, and five year periods, as applicable, and generally above the respective Data Provider peer group median performance for the since inception period. The Trustees also considered CoreCommodity’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by CoreCommodity regarding fees charged to its other clients utilizing a strategy similar to that employed by the CoreCommodity Fund. The Trustees also noted that AAI indicated that it had no other clients utilizing a strategy similar to that employed by the CoreCommodity Fund.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and CoreCommodity based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with CoreCommodity with respect to the CoreCommodity Fund, respectively. The Trustees considered the profits, if any, realized by AAI and CoreCommodity in connection with the operation of the CoreCommodity Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the CoreCommodity Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and CoreCommodity from their relationship with the CoreCommodity Fund, including whether soft dollar arrangements were used.

220 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and gross advisory fee rate for each class of the CoreCommodity Fund was above the respective Data Provider peer group median rate;

●	CoreCommodity’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio of each class of the CoreCommodity Fund was above the respective Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and CoreCommodity under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the CoreCommodity Fund were adequate;

●	the performance of each class of the CoreCommodity Fund, for the period ended March 31, 2020, was generally below the respective Data Provider peer group median performance for the three month, one year, three year, and give year periods, as applicable, and generally above the respective Data Provider peer group median performance for the since inception period;

●	that (a) AAI had no other clients utilizing a strategy similar to that employed by the CoreCommodity Fund, and (b) bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to CoreCommodity’s other clients employing a comparable strategy to the CoreCommodity Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the CoreCommodity Fund;

●	the profit, if any, realized by AAI and CoreCommodity in connection with the operation of the CoreCommodity Fund is not unreasonable to the CoreCommodity Fund; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and CoreCommodity in connection with their relationship with the CoreCommodity Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and CoreCommodity’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the CoreCommodity Fund and its shareholders.

RiverFront Funds

On June 17, 2020, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, and RiverFront Asset Allocation Income & Growth (collectively, the “RiverFront Funds”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the RiverFront Funds, RiverFront Investment Group, LLC (“RiverFront”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the RiverFront Funds:

Investment Advisory and Sub-Advisory Fee Rates: There are no investment advisory or sub-advisory fees paid with respect to the RiverFront Funds. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

Total Net Expense Ratios: The Trustees reviewed and considered the total net expense ratios of the Class A, Class C, Class I, Investor Class, Investor Class II, and Class L shares of the RiverFront Funds. The Trustees noted that for RiverFront Asset Allocation Aggressive, the total net expense ratio was generally higher than the peer group median ratio for each class of shares, and for RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate, the total net expense ratio was generally lower than the peer group median ratio for each class of shares.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the RiverFront Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and RiverFront in their presentations, including their Forms ADV.

221 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

The Trustees reviewed and considered AAI’s and RiverFront’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and RiverFront and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and RiverFront, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the RiverFront Funds.

The Trustees considered the background and experience of AAI’s and RiverFront’s management in connection with the RiverFront Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the RiverFront Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and RiverFront’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the RiverFront Funds, which included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of each class of each of the RiverFront Funds was generally below the respective Data Provider peer group median performance for the three month, one year, three year, five year, ten year, and since inception periods ended March 31, 2020, as applicable, except for Class C shares of RiverFront Asset Allocation Moderate. The Trustees also considered RiverFront’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by RiverFront and AAI regarding fees charged to their other clients utilizing a strategy similar to that employed by the RiverFront Funds.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and RiverFront based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with RiverFront with respect to the RiverFront Funds, respectively. The Trustees considered the profits, if any, realized by AAI and RiverFront in connection with the operation of each RiverFront Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the RiverFront Funds will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and RiverFront from their relationship with the RiverFront Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	there are no investment advisory or sub-advisory fees paid with respect to the RiverFront Funds;

●	for RiverFront Asset Allocation Aggressive, the total net expense ratio was generally higher than the peer group median ratio for each class of shares, and for RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate, the total net expense ratios were generally lower than the peer group median ratios for each class of shares;

●	the nature, extent, and quality of services rendered by AAI and RiverFront under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the RiverFront Funds, as applicable, were adequate;

●	that the performance of each class of each of the RiverFront Funds was generally below the respective Data Provider peer group median performance for the three month, one year, three year, five year, ten year, and since inception periods ended March 31, 2020, as applicable, except for Class C shares of RiverFront Asset Allocation Moderate;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to AAI’s and RiverFront’s other clients employing a comparable strategy to one or more of the RiverFront Funds were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the RiverFront Funds;

●	the profit, if any, realized by AAI and RiverFront in connection with the operation of the RiverFront Funds, as applicable, is not unreasonable to the RiverFront Funds; and

222 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

●	there were no material economies of scale or other incidental benefits accruing to AAI and RiverFront in connection with their relationship with the RiverFront Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and RiverFront’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the RiverFront Funds and their shareholders.

Kotak Fund

On June 17, 2020, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/Kotak India Growth Fund (the “Kotak Fund”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the Kotak Fund, Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (“Kotak”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Kotak Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the Kotak Fund, to AAI, of 0.65% of the Kotak Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the Kotak Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to Kotak of 0.56% of the Kotak Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Kotak to the Kotak Fund. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Kotak Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and gross advisory fee rate for each class of the Kotak Fund was below the respective Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.40%, 2.00%, 1.00%, 0.75%, and 1.40% for the Class A, Class C, Class I, Class II, and Investor Class shares, respectively, of the Kotak Fund. The Trustees noted that the total net expense ratio of each class of the Kotak Fund was below the respective Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Kotak Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Kotak in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Kotak’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Kotak and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Kotak, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Kotak Fund.

The Trustees considered the background and experience of AAI’s and Kotak’s management in connection with the Kotak Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Kotak Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Kotak’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Kotak Fund, which included a comparison of the Kotak Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of each class of the Kotak Fund was generally below the respective Data Provider peer group median performance for the three month, one year, three year, and five year periods ended March 31, 2020, as applicable. The Trustees also considered Kotak’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Kotak regarding fees charged to its other clients utilizing a strategy similar to that employed by the Kotak Fund. The Trustees also noted that AAI indicated that it had no other clients utilizing a strategy similar to that employed by the Kotak Fund.

223 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and Kotak based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Kotak, with respect to the Kotak Fund, respectively. The Trustees considered the profits, if any, realized by AAI and Kotak in connection with the operation of the Kotak Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Kotak Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Kotak from their relationship with the Kotak Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and gross advisory fee rate for each class of the Kotak Fund was below the respective Data Provider peer group median rate;

●	Kotak’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio of each class of the Kotak Fund was below the respective Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and Kotak under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Kotak Fund were adequate;

●	the performance of each class of the Kotak Fund was generally below the respective Data Provider peer group median performance for the three month, one year, three year, and five year periods ended March 31, 2020, as applicable;

●	that (a) AAI had no other clients utilizing a strategy similar to that employed by the Kotak Fund, and (b) bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Kotak’s other clients employing a comparable strategy to the Kotak Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the Kotak Fund;

●	the profit, if any, realized by AAI and Kotak in connection with the operation of the Kotak Fund is not unreasonable to the Kotak Fund; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Kotak in connection with their relationship with the Kotak Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Kotak’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Kotak Fund and its shareholders.

Red Rocks Fund

On June 17, 2020, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/Red Rocks Global Opportunity Fund (the “Red Rocks Fund”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the Red Rocks Fund, Red Rocks Capital LLC (“Red Rocks”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Red Rocks Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the Red Rocks Fund, to AAI, of 0.85% of the Red Rocks Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the Red Rocks Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to Red Rocks of 2/3 of the contractual annual advisory fee paid by the Trust to AAI, in light of the extent and quality of the advisory services provided by Red Rocks to the Red Rocks Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Red Rocks Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the

224 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

contractual and gross advisory fee rates for the Red Rocks Fund were generally above the respective Data Provider peer group median rate for Class A and Class C and below the respective Data Provider peer group median rate for Class I, Investor Class, and Class R.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.48%, 2.16%, 1.19%, 1.44%, and 1.61% for the Class A, Class C, Class I, Investor Class, and Class R shares, respectively, of the Red Rocks Fund. The Trustees noted that the total net expense ratios for the Red Rocks Fund were above the respective Data Provider peer group median ratios for Class A and Class C and below the respective Data Provider peer group median ratios for Class I, Investor Class, and Class R.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Red Rocks Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Red Rocks in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Red Rocks’ investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Red Rocks and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Red Rocks Fund.

The Trustees considered the background and experience of AAI’s and Red Rocks’ management in connection with the Red Rocks Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Red Rocks Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Red Rocks’ insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Red Rocks Fund, which included a comparison of the Red Rocks Fund’s performance to the performance of a peer group selected by the Data Provider. The Trustees noted that the performance of each class of the Red Rocks Fund was below the respective Data Provider peer group median performance for the three month period ended March 31, 2020, and generally above the respective Data Provider peer group median performance for the one year, three year, five year, ten year, and since inception periods, as applicable, ended March 31, 2020, except for Class R, which generally had performance below the Data Provider peer group median performance for all applicable periods. The Trustees also considered Red Rocks’ investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Red Rocks and AAI regarding fees charged to their other clients utilizing a strategy similar to that employed by the Red Rocks Fund.

Profitability: The Trustees received and considered a combined profitability analysis prepared by AAI for AAI and Red Rocks based on the fees payable under the Investment Advisory Agreement with AAI and the Sub-Advisory Agreement with Red Rocks, with respect to the Red Rocks Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Red Rocks Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Red Rocks from their relationship with the Red Rocks Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and gross advisory fee rates for the Red Rocks Fund were generally above the respective Data Provider peer group median rates for Class A and Class C and below the respective Data Provider peer group median rates for Class I, Investor Class, and Class R;

●	Red Rocks’ fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratios for the Red Rocks Fund were above the respective Data Provider peer group median ratios for Class A and Class C and below the respective Data Provider peer group median ratios for Class I, Investor Class, and Class R;

●	the nature, extent, and quality of services rendered by AAI and Red Rocks under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Red Rocks Fund were adequate;

225 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

●	the performance of each class of the Red Rocks Fund was below the respective Data Provider peer group median performance for the three month period ended March 31, 2020, and generally above the respective Data Provider peer group median performance for the one year, three year, five year, ten year, and since inception periods, as applicable, ended March 31, 2020, except for Class R, which generally had performance below the Data Provider peer group median performance for all applicable periods;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to AAI’s and Red Rocks’ other clients employing a comparable strategy to the Red Rocks Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the Red Rocks Fund;

●	the profit, if any, realized by AAI and Red Rocks in connection with the operation of the Red Rocks Fund is not unreasonable to the Red Rocks Fund; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Red Rocks in connection with their relationship with the Red Rocks Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Red Rocks’ compensation for investment advisory and sub-advisory services is consistent with the best interests of the Red Rocks Fund and its shareholders.

Clough Fund

On June 17, 2020, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the Clough China Fund (the “Clough Fund”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the Clough Fund, Clough Capital Partners LP (“Clough Capital”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Clough Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate paid by the Trust, on behalf of the Clough Fund, to AAI of 1.35% of the Clough Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the Clough Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate paid by AAI to Clough Capital of 0.90% of the Clough Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Clough Capital to the Clough Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Clough Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and advisory fee rate for each class of the Clough Fund was above the respective Data Provider peer group median rate. In considering the advisory fee rates of the Clough Fund, the Trustees considered Clough Capital’s statements regarding potential proposed reductions in such fees.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 1.95%, 2.70%, 1.70%, and 1.95% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the Clough Fund. The Trustees noted that the total net expense ratio of each class of the Clough Fund was above the respective Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Clough Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Clough Capital in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Clough Capital’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Clough Capital and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Clough Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Clough Fund.

226 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

The Trustees considered the background and experience of AAI’s and Clough Capital’s management in connection with the Clough Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Clough Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Clough Capital’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Clough Fund, which included a comparison of the Clough Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of each class of the Clough Fund was below the respective Data Provider peer group median performance for the three month, one year, three year, five year, ten year, and since inception periods ended March 31, 2020, as applicable. In considering the recent performance of the Clough Fund, the Trustees considered Clough Capital’s statements regarding its expectations for performance in the near term and regarding recent personnel changes at the firm. The Trustees also considered Clough Capital’s investment performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Clough Capital regarding fees charged to its other clients utilizing a strategy similar to that employed by the Clough Fund. The Trustees also noted that AAI indicated that it had no other clients utilizing a strategy similar to that employed by the Clough Fund.

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and Clough Capital based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Clough Capital with respect to the Clough Fund, respectively. The Trustees considered the profits, if any, realized by AAI and Clough Capital in connection with the operation of the Clough Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Clough Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Clough Capital from their relationship with the Clough Fund, including whether soft dollar arrangements were used.

In renewing AAI as the Clough Fund’s investment adviser and Clough Capital as the Clough Fund’s sub-adviser and the fees charged under the Investment Advisory and Sub-Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and advisory fee rate for each class of the Clough Fund was above the respective Data Provider peer group median rate;

●	Clough Capital’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total net expense ratio of each class of the Clough Fund was above the respective Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and Clough Capital under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Clough Fund were adequate;

●	the performance of each class of the Clough Fund was below the respective Data Provider peer group median performance for the three month, one year, three year, five year, ten year, and since inception periods ended March 31, 2020, as applicable;

●	that (a) AAI had no other clients utilizing a strategy similar to that employed by the Clough Fund, and (b) bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Clough Capital’s other clients employing a comparable strategy to the Clough Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the Clough Fund;

●	the profit, if any, realized by AAI and Clough Capital in connection with the operation of the Clough Fund is not unreasonable to the Clough Fund; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Clough Capital in connection with their relationship with the Clough Fund.

227 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Clough Capital’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Clough Fund and its shareholders.

Smith Funds

On June 17, 20120, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/Smith Total Return Bond Fund and the ALPS/Smith Short Duration Bond Fund (collectively, the “Smith Funds”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the Smith Funds, Smith Capital Investors, LLC (“Smith Capital”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and SubAdvisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Smith Funds:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rates paid by the Trust, on behalf of the Smith Funds, to AAI, of 0.37% of the daily average net assets of the ALPS/Smith Short Duration Bond (the “Short Duration Bond Fund”) and 0.55% of the daily average net assets of the ALPS/Smith Total Return Bond Fund (the “Total Return Bond Fund,”) in light of the extent and quality of the advisory services provided by AAI to the Smith Funds. The Trustees also reviewed and considered the contractual annual sub-advisory fee rates paid by AAI to Smith Capital of 0.29% of the Short Duration Bond Fund’s daily average net assets and 0.42% of the Total Return Bond Fund’s daily average daily ne assets, in light of the extent and quality of the advisory services provided by Smith Capital to the Smith Funds. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of each Smith Fund’s contractual and gross advisory fee rates with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and gross advisory fee rate for each class of each Smith Fund was generally above the respective Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 0.95%, 1.67%, 0.67%, and 0.96% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the Total Return Bond Fund and 0.74%, 1.49%, 0.49%, and 0.76% for the Class A, Class C, Class I, and Investor Class shares, respectively, of the Short Duration Bond Fund. The Trustees noted that the total net expense ratio of each class of each Smith Fund was generally above the respective Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Smith Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Smith Capital in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Smith Capital’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and Smith Capital and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Smith Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Smith Funds.

The Trustees considered the background and experience of AAI’s and Smith Capital’s management in connection with the Smith Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Smith Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Smith Capital’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for each Smith Fund, which included a comparison of each Smith Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of each class of each Smith Fund was above the respective Data Provider peer group median performance for the three month, one year, and since inception periods ended March 31, 2020. The Trustees also considered Smith Capital’s investment performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted that neither Smith Capital nor AAI currently manages any other accounts with similar strategies to the Smith Funds.

228 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

Profitability: The Trustees received and considered the profitability analyses prepared by AAI and Smith Capital based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Smith Capital, with respect to the Smith Funds, respectively. The Trustees considered the profits, if any, realized by AAI and Smith Capital in connection with the operation of the Smith Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Smith Funds will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI and Smith Capital from their relationship with the Smith Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and gross advisory fee rates for each class of each Smith Fund were generally above the respective Data Provider peer group median rates;

●	Smith Capital’s fees under its sub-advisory agreement are paid directly by AAI;

●	the total net expense ratio of each class of each Smith Fund was generally above the Data Provider peer group median ratio;

●	the nature, extent, and quality of services rendered by AAI and Smith Capital under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Smith Funds were adequate;

●	the performance of each class of each Smith Fund was above the respective Data Provider peer group median performance for the three month, one year, and since inception periods ended March 31, 2020;

●	that neither AAI nor Smith Capital currently manages any other accounts with similar investment strategies to the Smith Funds;

●	the profit, if any, realized by AAI and Smith Capital in connection with the operation of the Smith Funds is not unreasonable to the Smith Funds; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Smith Capital in connection with their relationship with the Smith Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Smith Capital’s compensation for investment advisory and sub-advisory services is consistent with the best interests of each of the Smith Funds and its shareholders.

New Smith Funds

On June 17, 20120, the Trustees met via electronic means (videoconference)1 to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/Smith Balanced Opportunity Fund and the ALPS/Smith Credit Opportunities Fund (collectively, the “New Smith Funds”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the New Smith Funds, Smith Capital Investors, LLC (“Smith Capital”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In approving the Investment Advisory Agreement and the Investment SubAdvisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the New Smith Funds:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee rate to be paid by the Trust, on behalf of the ALPS/Smith Balanced Opportunity Fund (the “Balanced Opportunity Fund”), of 0.70% of such Fund’s daily average net assets, and on behalf of the of the ALPS/Smith Credit Opportunities Fund (the “Credit Opportunities Fund”), of 0.75% of such Fund’s daily average net assets, to AAI, in light of the extent and quality of the advisory services to be provided by AAI to the New Smith Funds. The Trustees also reviewed and considered the contractual annual sub-advisory fee rate to be paid by AAI to Smith Capital of 0.37% of the Balanced Opportunity Fund’s daily average net assets and of 0.50% of the Credit Opportunities Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by Smith Capital to the New Smith Funds. The Trustees also considered information regarding compensation to be paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

229 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

The Board received and considered information including a comparison of each New Smith Fund’s contractual advisory fee rate with those of funds in the peer group as selected by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of the Balanced Opportunity Fund was below the Data Provider peer group median rate, and the contractual advisory fee rate of the Credit Opportunities Fund was above the Data Provider peer group median rate.

Total Net Expense Ratios: The Trustees further reviewed and considered the total net expense ratios of 0.85% and 0.90% for the Class I shares of the Balanced Opportunity Fund and Credit Opportunities Fund, respectively. The Trustees noted that the total net expense ratio of Class I of the Balanced Opportunity Fund was below the Data Provider peer group median ratio and the total net expense ratio of Class I of the Credit Opportunities Fund was above the Data Provider peer group median ratio.

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the New Smith Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and Smith Capital in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and Smith Capital’s investment advisory personnel, their history as asset managers and their performance, and the amount of assets currently under management by AAI and Smith Capital and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and Smith Capital, including the proposed methods adopted to seek to achieve compliance with the proposed investment objectives, policies, and restrictions of the New Smith Funds.

The Trustees considered the background and experience of AAI’s and Smith Capital’s management in connection with the New Smith Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team that would be primarily responsible for the dayto-day portfolio management of the New Smith Funds and the extent of the resources that would be devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and Smith Capital’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees noted that since the New Smith Funds have not yet begun operations, there is no performance to be reviewed or analyzed at this time. The Trustees further considered the reputation of Smith Capital’s personnel generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted that neither AAI nor Smith Capital currently manages any other accounts with similar investment strategies to the New Smith Funds.

Profitability: The Trustees received and considered the projected profitability analyses prepared by AAI and Smith Capital based on the fees to be paid under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with Smith Capital, with respect to the New Smith Funds. The Trustees considered the profits, if any, anticipated to be realized by AAI and Smith Capital in connection with the operation of the New Smith Funds.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the New Smith Funds would be passed along to the shareholders under the agreements.

Other Benefits to the Adviser and Sub-Adviser: The Trustees reviewed and considered any other incidental benefits to be derived by Smith Capital or AAI from their relationship with the New Smith Funds, including whether soft dollar arrangements would be used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the Balanced Opportunity Fund was below the Data Provider peer group median rate, and the contractual advisory fee rate of the Credit Opportunities Fund was above the Data Provider peer group median rate;

●	Smith Capital’s fees under its sub-advisory agreements are to be paid directly by AAI;

●	the total net expense ratio of Class I of the Balanced Opportunity Fund was below the Data Provider peer group median ratio and the total net expense ratio of Class I of the Credit Opportunities Fund was above the Data Provider peer group median ratio;

230 | October 31, 2021

Additional Information

October 31, 2021 (Unaudited)

●	the nature, extent, and quality of services to be rendered by AAI and Smith Capital under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the New Smith Funds were adequate;

●	since the New Smith Funds had not yet begun operations, there was no performance to be reviewed or analyzed at this time;

●	that neither AAI nor Smith Capital currently manages any other accounts with similar investment strategies to the New Smith Funds;

●	since the New Smith Funds were not yet in existence, no profit had been realized by AAI or Smith Capital in connection with the operation of the New Smith Funds; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and Smith Capital in connection with their relationship with the New Smith Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and Smith Capital’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the New Smith Funds and its shareholders.

[1]	This meeting was intended to qualify as an "in-person" meeting of the Board pursuant to relief granted by the SEC in response to the COVID-19 outbreak for the purposes of fulfilling the in-person investment advisory agreement approval requirements under Section 15(c) of the 1940 Act (see Investment Company Act Release No. 33817 (Mar. 13, 2020), Investment Company Act Release No. 33824 (Mar. 25, 2020)).

231 | October 31, 2021

Trustees and Officers

October 31, 2021 (Unaudited)

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge by calling (toll-free) (866) 759-5679.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	58	Ms. Anstine is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	59	Mr. Deems is a Trustee of ALPS ETF Trust (18 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 29 funds, 1 fund, 4 funds, 4 funds, 0 funds, and 0 funds, respectively).

232 | October 31, 2021

Trustees and Officers

October 31, 2021 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	36	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund), Clough Global Opportunities Fund (1 fund) and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 29 funds, 1 fund, 4 funds, 4 funds, 0 funds, and 0 funds, respectively).

233 | October 31, 2021

Trustees and Officers

October 31, 2021 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019. Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	55

Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund); and Trustee of ALPS ETF Trust (18 funds).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 29 funds, 1 fund, 4 funds, 4 funds, 0 funds, and 0 funds, respectively).

234 | October 31, 2021

Trustees and Officers

October 31, 2021 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Dawn Cotten, 1977	President	Ms. Cotten was appointed President of the Trust at the June 8-9, 2021, meeting of the Board of Trustees.	Ms. Cotten joined ALPS in 2009 and is currently Senior Vice President of Fund Administration and Relationship Management of ALPS. She has served in that role since January 2020. Prior to that, Ms. Cotten served as Senior Vice President of Relationship Management (2017-2020). Ms. Cotten served as a Vice President in Relationship Management from 2013-2017. Ms. Cotten also serves as President of ALPS Series Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.
Jennell Panella, 1974	Treasurer	Ms. Panella was elected Treasurer of the Trust at the September 15, 2020 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Brendan Hamill, 1986	Secretary	Mr. Hamill was elected Secretary of the Trust at the September 14, 2021 meeting of the Board of Trustees.	Mr. Hamill joined ALPS in August 2021, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Hamill was an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021) and Vedder Price, P.C. (law firm) (August 2015-December 2018). Mr. Hamill also serves as Secretary of ALPS ETF Trust, Secretary of ALPS Variable Investment Trust, Secretary of Principal Real Estate Income Fund, and Assistant Secretary of James Advantage Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was elected CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Centre Funds, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 32, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 29 funds, 1 fund, 4 funds, 4 funds, 0 funds, and 0 funds, respectively).

235 | October 31, 2021

Privacy Policy

October 31, 2021 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

236 | October 31, 2021

Privacy Policy

October 31, 2021 (Unaudited)

WHO WE ARE
Who is providing this notice?	Financial Investors Trust
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsfunds.com

237 | October 31, 2021

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS001870

alpsfunds.com 1-866-759-5679

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended October 31, 2021 and October 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $184,000 and $218,625, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2021 and October 31, 2020, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $7,500, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended October 31, 2021 and October 31, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $59,015 and $50,895, respectively. The fiscal year 2021 and 2020 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended October 31, 2021 and October 31, 2020, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $59,015 in the fiscal year ended October 31, 2021 and $50,895 in the fiscal year ended October 31, 2020. These fees consisted of non-audit fees billed to (i) the Registrant of $59,015 in the fiscal year ended October 31, 2021 and $50,895 in the fiscal year ended October 31, 2020 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $0 in the fiscal year ended October 31, 2021 and $0 in the fiscal year ended October 31, 2020. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten (Principal Executive Officer)
President

Date:	January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten (Principal Executive Officer)
President

Date:	January 7, 2022

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	January 7, 2022